                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

          Investment Company Act file number  811-05629
                                             ---------------

                                  The GCG Trust
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   1475 Dunwoody Drive, West Chester, PA 19380
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Kim Anderson
                                    Secretary
                                  The GCG Trust
                             7337 E. Doubletree Road
                              Scottsdale, AZ 85258
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 860-723-2241

Date of fiscal year end:   December 31

Date of reporting period:  December 31, 2002

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUITIES

                                             The GCG Trust
                                             Annual Report, December 31, 2002

                             [PICTURE APPEARS HERE]

                                                                       ING[LOGO]

Table of Contents

                                 The GCG Trust

                                                                       Page
                                                                       ----
President's Letter ...............................................         1
Portfolio Manager Reports ........................................         2
Description of Comparative Indices ...............................        36
Statements of Assets and Liabilities .............................        38
Statements of Operations .........................................        44
Statements of Changes in Net Assets ..............................        50
Financial Highlights .............................................        60
Portfolios of Investments ........................................        77
Notes to Financial Statements ....................................       150
Report of Independent Auditors ...................................       161
Additional Information ...........................................       162

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The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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[GRAPHIC OMITTED]
ING LOGO ART

1475 Dunwoody Drive, West Chester, PA 19380




                                                                January 27, 2003

Dear GCG Trust Shareholder:

We are pleased to share with you the GCG Trust (the "Trust") Annual Report for the year ended December 31, 2002. The Report provides information about the performance and financial position of the Portfolios within the Trust.

2002 provided disappointing investment results from the equity markets. The S&P 500 declined -22.1% and the Russell 2000 Index declined -20.5% over this time frame. The bond markets fared much better. The Lehman Brothers Aggregate Bond Index returned 10.2%. In light of these varied returns, we continue to feel that our shareholders should stay focused on their long-term goals and remember that diversification in several investment styles remains important.

We constantly strive to provide the best possible investment choices for our clients. To do this, we continually monitor the investment landscape looking for portfolios that can add value to the Trust. This past May, we hired two new money managers, Mercury Advisors and J.P. Morgan Fleming Asset Management. Additionally, we expanded our relationship with Van Kampen. In August, Jennison Associates became the manager of Equity Opportunity Series (formerly Capital Appreciation Series). In December, Marsico Capital Management was named manager for Growth Series.

We are confident that our Trust enhancements will help continue to make ING an attractive choice for your long-term investment assets. ING offers a comprehensive range of options across most investment classes and investment styles. We encourage you to discuss these options with your financial representative.

The report contains comments from the Portfolio Managers of each of the Trust's Series. The Portfolio Managers' comments reflect their views as of the date written and are subject to change. For more complete information about any Series, the Trust, or any products, including charges, expenses, and investment risks, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Please read it carefully before investing.

As always, thank you for choosing ING.

Sincerely,

/S/ signature
Mary Bea Wilkinson
President
The GCG Trust

                                  THE GCG TRUST
                                 ALL CAP SERIES

HOW DID THE SERIES PERFORM?

The All Cap Series (the "Series") Class S had a total return of (25.57)% for the twelve months ended December 31, 2002. During the same period, the Russell 3000 Index returned (21.54)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The year 2002 ranked as one of the most difficult in more than three decades as concerns about corporate governance, the Middle East and other geopolitical issues, and the sluggish state of the U.S. economy led to sharply lower share prices in almost every sector of the market. In many respects, results suggest we are possibly near the point of maximum stress for the stock market, similar to periods in 1974, 1982, 1987, 1990 and September 2001.

Until now we had thought that the 1973-1974 period was the "gold standard" for bear markets, one unlikely to be exceeded in intensity or duration in our lifetimes. We now think the current market has replaced the 1973-1974 period as the most intense bear market in the last 50 years.

The formulation of the 1974 bear market bottom was a two-step affair with a "double bottom" in October and December of that year. By the end of June, 1975, the S&P 500 Index had advanced 45%. In our experience, the reversal in market fortune was owed much to the lack of additional negative news rather than favorable economic developments.

With interest rates at 40-year lows, and mortgage rates at record lows, there has been a sharp increase in demand for homes and home refinancing, resulting in higher home prices. It appears to us that homes, to a certain extent, have replaced stocks as the asset class of choice. In our opinion stocks appear cheap in comparison.

WHAT IS YOUR CURRENT STRATEGY AND OUTLOOK FOR 2003?

There are higher than normal risk factors affecting U.S. consumer and market confidence. The risk of war in Iraq, a confrontational U.S./North Korea relationship, the threat of terrorism and the continued unwinding of the recent U.S. bubble leave the U.S. economy and markets in a vulnerable position. On the positive side, the severe credit crunch that negatively affected the U.S. economy in the second half of 2002 seems to be abating as major corporations have liquefied their balance sheets. We believe that many of these companies, particularly in the wireline telecommunications sector, will now have the flexibility to stop cutting capital investment and may start increasing investment on a slow, targeted basis sometime in 2003. This view is generally not shared in the market and if it comes to pass, could lead to significant appreciation in stocks of infrastructure suppliers to the telecommunications industry. On the other hand, we do not expect a robust capital investment environment to develop in 2003 -- more of the absence of a negative as opposed to the development of a positive.

From a portfolio positioning point of view the most significant aspects that we would like to point out are that the Series has continued to own more growth-oriented and more aggressive stocks than normal. The Series has a particularly large overweight position in the telecommunications equipment sector as these stocks are depressed by market expectations that there is no foreseeable end to the current weak spending environment. Other notable concentrations are in distressed convertible/debt securities (particularly in telecommunications equipment companies), insurance-related stocks, and cable/telecommunications-related companies. We are generally underweight deep cyclicals and credit sensitive financials. Finally, the Series has a healthy amount of cash in reserve to add positions as opportunities arise or valuations become more attractive.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (25.57)%
               SINCE 2/1/2000 (INCEPTION)      (3.89)%
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--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (3.28)%
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                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         ALL CAP SERIES-CLASS S    RUSSELL 3000 INDEX
         ----------------------    ------------------
2/1/00       10,000.00                 10,000.00
  6/00       11,550.00                 10,507.00
 12/00       11,744.50                  9,631.55
  6/01       12,370.30                  9,042.97
 12/01       11,969.00                  8,527.99
  6/02       10,069.30                  7,483.75
 12/02        8,908.56                  6,691.01

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Novartis AG, ADR                                     2.4%
   2. Liberty Media Corporation, Class A                   2.4%
   3. SBC Communications, Inc.                             2.3%
   4. Comcast Corporation, Special Class A                 2.2%
   5. Abbott Laboratories                                  2.0%

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE YEAR?

The Asset Allocation Growth Series (the "Series") Class S returned (14.77)% for the twelve months ended December 31, 2002. This performance compares to returns over the same period of (20.86)% and 10.25%, respectively, for the Series' benchmarks, the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

After a year and a half of losses, investors looking for some improvement in the stock market found little relief during the year. Small-cap stocks fared slightly better than large-cap stocks but still proved disappointing. Among concerns in 2002 were slow and uneven economic growth, disappointing corporate profits, allegations of egregious corporate conduct at many high profile firms and a series of corporate accounting investigations by the Securities and Exchange Commission that resulted in several earnings restatements. Also weighing on the markets was the possibility of a U.S. war with Iraq and potential future terrorist incidents.

The Series' investments in bonds helped performance relative to its primary benchmark, the Wilshire 5000 Index, which contains only equities. On the other hand, the Series' concentration in treasuries detracted from relative performance, as the blended benchmark contained both treasuries and the spread sectors of Mortgage-Backed Securities, Collateralized Mortgage-Backed Securities and Asset-Backed Securities. Stock selection in the utilities, technology and healthcare sectors also detracted from the performance of the overall portfolio. On the positive side, the Series gained relative ground versus both of its benchmarks by avoiding stocks and bonds contained in both indices that blew up during the year.

WHAT IS YOUR STRATEGY FOR 2003?

Whether or not the equity markets rebound in the coming year should not have a major impact on how the Series is managed, as market timing is not part of the Series' strategy. Instead, we rely on discipline, risk-controlled asset allocation, and the bottom-up security selection of the subportfolio managers to drive long-term performance.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (14.77)%
              SINCE 10/2/2000 (INCEPTION)     (12.03)%
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                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Asset Allocation Growth                                                               70% Wilshire 5000 Index/30% Lehman
            Series-Class S           Wilshire 5000 Index        Lehman Aggregate Bond Index      Brothers Aggregate Bond Index
            --------------           -------------------        ---------------------------      -----------------------------
10/2/00        10,000.00                10,000.00                      10,000.00                            10,000.00
  12/00         9,410.43                 8,970.98                      10,420.50                             9,398.98
   3/01         8,639.58                 7,864.11                      10,736.90                             8,664.92
   6/01         9,060.05                 8,451.68                      10,797.40                             9,120.75
   9/01         8,229.12                 7,108.06                      11,295.30                             8,205.86
  12/01         8,796.49                 7,987.42                      11,300.50                             8,912.60
   3/02         8,756.09                 8,064.26                      11,311.00                             8,979.78
   6/02         8,059.24                 7,047.33                      11,728.90                             8,270.93
   9/02         7,170.50                 5,863.19                      12,210.50                             7,389.16
  12/02         7,497.12                 6,321.57                      12,459.40                             7,838.23

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Microsoft Corporation                                2.9%
   2. Johnson &Johnson                                     2.1%
   3. Pfizer, Inc.                                         2.0%
   4. American International Group, Inc.                   2.0%
   5. Citigroup, Inc.                                      2.0%

                                  THE GCGT RUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM?

The Capital Growth Series (the "Series") Class S had a total return of (30.04)% for the year ended December 31, 2002. During the same period, the Russell Mid-Cap Growth Index returned (27.41)% and the S&P Mid-Cap 400 Index returned (14.51)%.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?

During 2002, the Series benefited from its exposure to stocks in the financial services, Internet, industrial and homebuilding sectors. Hurting performance were technology and biotechnology holdings. Although the Series' performance was disappointing for the year as a whole, results improved meaningfully in relative terms during the second half of the year thanks to an over-weighted position in technology and wireless stocks. During the Spring, our foray into technology stocks proved premature but it did position the Series to participate in the rally that began after the market bottomed on October 9th. During October and November, the Series appreciated 29.5%, 1,330 basis points more than the Russell Mid-Cap Growth's 16.2% return.

Noteworthy performers in the financial services sector were SLM Corporation, Legg Mason, Inc. and Investor Financial Services Corporation. One disappointment in the sector was Concord EFS, a consistent grower during the past four years which stumbled this past year. Concord had to lower its earnings guidance as transaction volume growth for its debit card network slowed and management was realigned. In light of the spate of bad news we exited the stock.

In the internet sector, eBay, Inc. and Amazon.com, Inc., both companies profitable and growing at a blistering pace, were strong performers. eBay provides a platform for individuals and businesses to transact business in both new and used goods, in either a fixed price format or an auction. During the past six years, eBay has created an entirely new distribution arm for the global economy. In our view, Amazon is contributing to performance as it distances itself from its competition, leading to significant upside surprises in its revenue and earnings.

Biotechnology stocks participated fully in the market's swoon during the summer but unlike technology did not participate fully in the market's rebound during October and November. Now that the FDA, under new leadership, is expediting new drug approvals, we believe that the outlook for both pharmaceuticals and biotechnology stocks should improve.

WHAT IS YOUR CURRENT STRATEGY AND OUTLOOK FOR 2003?

In our view, high quality mid-cap growth companies, those which have survived the trauma of the past few years will fully participate in the economic and financial market recovery that now appears to be underway. Even in the event of a war in Iraq, we would be surprised to see the economy relapse since so many consumers and businesses have cut back their spending and increased savings in anticipation of tough times ahead. Given the inevitable economic upturn, we plan for our primary overweights to remain in technology and industrials and our underweights in consumer and healthcare. Thanks to forty-year lows in interest rates and inflation, the consumer has enjoyed a significant increase in purchasing power, leaving little in the way of pent up demand. In the healthcare arena, we are concerned with the seeming disarray cropping up in pricing, in the face of both political and private sector backlashes. Meanwhile, the collapse in tech and telecom stocks seems to be discounting continued recession, contrary to our outlook. Given the hand to mouth inventory policies in these sectors, the economic recovery now under way should favor those sectors hardest hit during the past three years.

We are more optimistic than most about the outlook for the equity markets for several reasons. First, many companies in the U.S. and abroad are generating significant free cash flow but are not spending it, thereby creating pent up demand. We are starting to see the first signs of increased confidence as companies have committed some of this cash to acquisitions. Second, a healthy dose of consolidation should stabilize pricing in sectors that had expanded excessively during the late nineties, which in turn should add to corporate confidence. Third, massive fiscal and monetary stimuli such as low interest rates, rising access to capital, and lower taxes, should penetrate increasing optimism and jumpstart the economy. As war or its threat dissipates, these policies will probably be more successful than most anticipate.

                                               ALLIANCE CAPITAL MANAGEMENT, L.P.

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (30.04)%
              SINCE 8/14/1998 (INCEPTION)      (8.06)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)        6.57%
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                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Capital Growth Series-Class S      S&P Mid-Cap 400 Index     Russell Mid-Cap Growth Index
         -----------------------------      ---------------------     ----------------------------
8/14/98          10,000.00                         10,000.00                   10,000.00
  12/98          11,018.50                         11,406.90                   11,007.70
   6/99          12,161.30                         12,190.50                   12,569.70
  12/99          13,834.40                         13,086.10                   16,653.80
   6/00          12,706.50                         14,260.40                   18,677.60
  12/00          11,466.20                         15,377.00                   14,697.20
   6/01          10,830.20                         15,525.80                   12,792.00
  12/01           9,891.32                         15,282.30                   11,735.50
   6/02           7,594.98                         14,793.30                    9,423.17
  12/02           6,920.00                         13,006.00                    8,519.35

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Alliance Capital Management, L.P. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. PeopleSoft, Inc.                                     3.0%
   2. Electronic Arts, Inc.                                2.6%
   3. eBay, Inc.                                           2.6%
   4. Applera Corporation-Applied Biosystems Group         2.5%
   5. Network Appliance, Inc.                              2.3%

                                  THE GCG TRUST
                       CAPITAL GUARDIAN SMALL CAP SERIES**

HOW DID THE SERIES PERFORM?

The Capital Guardian Small Cap Series (the "Series") Class S posted a return of (25.43)% for the twelve months ended December 31, 2002. During the same period, the Russell 2000 Index and the S&P Small Cap 600 Index returned (20.48)% and (14.63)%, respectively.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

The U.S. Federal Reserve cut short-term interest rates 50 basis points in early November as the U.S. economy remained sluggish. GDP growth for the third quarter was revised sharply upward, helping quell fears of a double-dip recession even though the manufacturing sector remained weak and unemployment edged higher. Nevertheless, consumer spending was supportive through most of the quarter (though it was not as strong as expected in December) and productivity soared.

In October and November, semiconductor production equipment, telecom equipment, and information technology small-cap stocks rebounded strongly from their lows. Indeed, the 27% gain posted by the Russell 2000's technology sector was responsible for more than half of the index's advance in November. In December, however, technology stocks led the small-cap market lower as investors questioned whether technology stock prices had rebounded beyond what their fundamentals warranted. The recent run-up in crude oil prices helped oil and other energy companies post some of the few positive numbers in the final month of the quarter. In fact, although most equity markets had negative returns in December, small caps outperformed large caps for the month by almost 150 basis points.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE SERIES' PERFORMANCE?

Small caps tend to outperform in the late stages of a recession and into a recovery, so new signs of weakness in the third quarter particularly hurt small-cap stocks. Our portfolio began the quarter positioned for an economic recovery, which detracted from returns. Our positions in semiconductor equipment stocks, where we are overweight, hurt performance, as did holdings in biotechnology, though we are underweight relative to the benchmark. Many holdings in the consumer discretionary group held back returns, as did our underweighting in regional banks, which continued their relative outperformance despite having what we consider fairly rich valuations and significant earnings risk heading into 2003.

Through the third quarter, the fall in the prices of semiconductor production equipment stocks had been the major factor in our underperformance. In the fourth quarter, however, these and other technology holdings were significant contributors to the Series' performance. During the technology-led rally through November, we trimmed many of our positions in these companies on strength. That said, semiconductor equipment stocks were extremely volatile during the year and we took advantage of any weakness to add to high-conviction holdings.

Dreyer's Grand Ice Cream had been among our largest holdings prior to it being sold in the third quarter of the year. The announcement that the company would be acquired by Nestle was a boon to the Series' overall results, and made it the top contributor to returns for the whole year.

We are overweight in industries such as media, hotels, restaurants, and leisure, which make up a significant part of the broad and diverse consumer discretionary group. Stock selection within this group was particularly helpful to returns during the year, as was being underweight in financial services and consumer staples.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

War in Iraq and other geopolitical concerns could hold back equity markets in the near term. Nevertheless, because small-cap stocks are extremely cyclical, they should benefit as investors' perceptions of the current economic cycle improve. The Series is distinctly positioned for an improvement in the economy, as evidenced by our focus on certain media, hotel, restaurant, and leisure companies. These stocks were generally hurt earlier this year when the recovery appeared more sluggish than expected, however, we believe our strongest research convictions in this group (and small-cap companies in general) will have better earnings growth and stock price performance when the economy picks up.

The small-cap asset class is a wide-ranging universe of thousands of companies, the majority of which are often underfollowed or ignored by Wall Street. In an environment where Wall Street investment houses are paring research staff and cutting small-cap coverage, we believe now is the time when comprehensive, stock-by-stock fundamental research can distinguish itself.

                                                  CAPITAL GUARDIAN TRUST COMPANY

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                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (25.43)%
                                   5 YEAR       1.82%
               SINCE 1/3/1996 (INCEPTION)       5.46%
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--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.50)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Capital Guardian
         Small Cap Series-Class S  Russell 2000 Index  S&P Small Cap 600 Index
         ------------------------  ------------------  -----------------------
1/3/96          10,000.00                10,000.00          10,000.00
 12/96          12,010.00                11,649.60          12,131.80
 12/97          13,250.00                14,254.90          15,235.60
 12/98          16,030.00                13,891.70          15,035.90
 12/99          24,142.10                16,844.50          16,902.00
 12/00          19,737.30                16,335.80          18,896.20
 12/01          19,446.80                16,741.90          20,126.20
 12/02          14,501.20                13,312.50          17,181.70

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000, Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

** On May 1, 2002, Small Cap Series changed its name to Capital Guardian Small
   Cap Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Ferro Corporation                                    2.2%
   2. Annaly Mortgage Management, Inc.                     1.7%
   3. AmeriCredit Corporation                              1.7%
   4. Scotts Company, Class A                              1.4%
   5. Berkley (W.R.) Corporation                           1.4%

                                  THE GCG TRUST
                                CORE BOND SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?

The Core Bond Series (the "Series") modestly lagged its benchmark, the Lehman Brothers Aggregate Bond Index on a full-year basis. The Series Class S returned 8.68% versus 10.25% for its benchmark.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

While 2002 was a relatively difficult period for financial assets, fixed income securities weathered the storm relatively well.

Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 147 basis points by the end of the third quarter, with the 10-year plunging to 3.59 percent, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 22 basis points during the quarter, though still down 124 basis points for the full year.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

On a full year basis, a below-index duration position in the second and third quarter was negative for relative returns as yields rallied significantly. An allocation to mortgage backed securities was positive as they outpaced Treasuries on a like-duration basis for the year. Although an underweight to corporates relative to the benchmark was positive for performance, security selection of telecom and energy/pipeline issues hurt returns amid concern about weak profits and credit rating downgrades. A small allocation to emerging market bonds was negative as political uncertainty in Latin America affected the asset class. Even though spreads between Euro bonds and Treasuries narrowed during the fourth quarter, an allocation to developed non-U.S. bonds was slightly negative for returns over the entire year. Demand for U.S. Treasuries was higher for most of the year due to their appeal as a safe haven and the view among some investors that the U.S. recovery would slow.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The global economy is in a transition phase. Monetary and fiscal policy in the U.S. will reduce deflation risk and sustain moderate growth of about 3 percent over the next year. Inflation will remain mild and interest rates will remain range-bound near current levels. Over the longer term, these stimulative policies will help shift the global economy toward reflation.

                              PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC (PIMCO)

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR       8.68%
              SINCE 8/14/1998 (INCEPTION)       2.39%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       2.94%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Core Bond Series-Class S  Lehman Aggregate Bond Index
         ------------------------  ---------------------------
8/14/98          10,000.00                10,000.00
  12/98          10,798.50                10,435.70
   6/99           9,918.81                10,292.70
  12/99           9,867.96                10,349.90
   6/00           9,701.20                10,762.60
  12/00           9,960.49                11,553.20
   6/01           9,680.34                11,971.00
  12/01          10,205.60                12,528.80
   6/02          10,507.90                13,003.80
  12/02          11,091.00                13,813.60

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* Prior to May 1, 2001, the Series operated as the Global Fixed Income Series with a different Portfolio Manager and different investment objectives.

TOP FIVE NON-CASH HOLDINGS AS OF
DECEMBER 31, 2002
(percentage of total net assets)

   1. Federal Home Loan Mortgage Corporation,
      due through 2032 ranging from
      1.280% to 8.250%                                       22.3%
   2. Federal Home Loan Mortgage Corporation (Gold),
      due through 2033 ranging from
      5.500% to 6.500%                                       15.8%
   3. Government National Mortgage Association,
      due through 2037 ranging from 4.250% to 5.750%          9.7%
   4. Federal National Mortgage Association,
      due through 2036 ranging from 4.150% to 6.500%          7.7%
   5. U.S. Treasury Bonds due through 2029
      ranging from 5.500% to 8.875%                           6.9%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM?

The Developing World Series (the "Series") Class S returned (10.70)% for the year ended December 31, 2002. The Morgan Stanley Capital International Emerging Markets Free Index, the Series' benchmark, returned (6.00)% during the same period.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VERSUS THE BENCHMARK?

Although the overall asset allocation has been negative for the year, the sources of added value have included our positive view on Russia and negative views on Argentina, Israel and Taiwan. In Russia, ongoing political reform and the strong price of oil combined to make this a strong market. Political problems continued to overshadow Argentina with the government making slow progress to meet IMF demands, while in Israel the bloodshed has continued to take a toll on the domestic economy. Meanwhile, in Taiwan we have remained negative about the earnings prospects for the technology sector and reduced the Series' exposure during the first half of the year.

For the year, stock selection had a neutral impact. It was positive in Brazil, Israel, Russia, China and Taiwan. There were no generic themes but rather market specific issues -- for example in Russia the holding in the oil company, Yukos.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?

At the beginning of the year we were positive about the fundamentals for the asset class. This proved appropriate for the first half of the year but during the last six months investors have been more concerned about the possibility of a double-dip recession, deflation and a war in the Gulf. This has resulted in a decline in investor risk appetite.

We believe that war with Iraq remains a concern, especially if the conflict were prolonged or ineffective. However, we believe that fears of the first two factors are over-exaggerated and expect economic growth in the U.S. to be stronger in 2003 than last year. The recently announced tax relief package in the U.S. supports our belief that the Government will be proactive to ensure growth occurs.

In spite of poor investor sentiment, emerging markets continue to offer attractive investment opportunities. Although several countries have experienced increased political and economic risk, there has been little contagion to neighboring countries or on an inter-regional basis, confirming increased investor discrimination within the asset class. Valuations remain close to their historic lows, macro-economic reform continues to be implemented, companies are increasing their level of transparency, and the asset class is leveraged to a strengthening economic environment. We believe that as evidence of the improving U.S. economy mounts, the Series is appropriately positioned which should help to reverse the underperformance experienced in 2002.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (10.70)%
              SINCE 2/18/1998 (INCEPTION)      (7.97)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.16)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            Morgan Stanley Capital International
         Developing World Series-Class S        Emerging Markets Free Index
         -------------------------------    ------------------------------------
2/18/98 10,000.00 10,000.00
   6/98              8,260.00                            8,803.85
  12/98              7,373.02                            8,101.42
   6/99              9,543.90                           11,331.30
  12/99             11,919.10                           13,481.40
   6/00             10,939.60                           12,404.40
  12/00              7,891.34                            9,354.76
   6/01              7,662.66                            9,201.15
  12/01              7,477.08                            9,132.86
   6/02              7,519.21                            9,321.61
  12/02              6,676.70                            8,584.87

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Samsung Electronics Company Ltd.                     8.9%
   2. Anglo American Plc                                   4.0%
   3. China Mobile (Hong Kong) Ltd.                        2.9%
   4. SK Telecom Company Ltd.                              2.8%
   5. Teva Pharmaceutical Industries Ltd., ADR             2.5%

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

HOW DID THE SERIES PERFORM?

The Diversified Mid-Cap Series (the "Series") Class S had a total return of (19.34)% for the twelve months ended December 31, 2002. During the same period, the Russell Mid-Cap Index returned (16.19)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

For the 12-month period that ended December 31, 2002, the broad market finished in negative territory for the third consecutive year. Investors' uneasiness with the situation in the Middle East, deteriorating domestic economic activity and corporate scandals contributed to the market's malaise. The Federal Reserve continued to cut interest rates to increase liquidity and boost consumer and corporate spending. Investors fled stocks in favor of fixed-income investments. While the economic news tended to be positive, the market reacted poorly to the bad press surrounding companies like Enron and WorldCom.

In this environment, the Series posted a loss and trailed its benchmark, the Russell Mid-Cap Index. Poor security selection within the industrials sector was the primary reason for the Series' underperformance. Specifically, security selection within the airline industry hurt, as these companies battled heavy debt loads and the ongoing threat of bankruptcy. Conversely, underweighting health care helped, as many biotechnology stocks declined sharply due to unfavorable clinical trial data.

WHAT IS YOUR STRATEGY FOR 2003?

The Series' strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered as well as a security's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (19.34)%
              SINCE 10/2/2000 (INCEPTION)     (12.20)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (4.15)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Diversified Mid Cap Series-Class S     Russell Mid Cap Index
         ----------------------------------     ---------------------
10/2/00             10,000.00                       10,000.00
  12/00              9,913.23                        9,641.34
   3/01              8,680.34                        8,629.53
   6/01              9,582.47                        9,452.27
   9/01              7,080.31                        7,764.01
  12/01              9,255.50                        9,099.12
   3/02              9,567.03                        9,485.42
   6/02              8,763.08                        8,579.85
   9/02              7,125.02                        7,066.65
  12/02              7,465.35                        7,626.42

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. St. Jude Medical, Inc.                               1.3%
   2. Pactiv Corporation                                   1.3%
   3. Praxair, Inc.                                        1.2%
   4. Anthem, Inc.                                         1.2%
   5. Dean Foods Company                                   1.2%

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

Since its inception on May 1, 2002, the Equity Growth Series (the "Series") Class S had a total return of (21.05)%. This compares to a return of (17.29)% for the S&P 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS DURING THE PERIOD?

Domestic equities endured a very difficult period, as a number of market indices approached or fell below their September 21, 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum in the traditional growth areas of technology, biotechnology, and telecom services. Accounting concerns remained at the forefront of investors' minds, amid a number of headline scandals and bankruptcies that culminated with the news of massive accounting fraud reported by WorldCom. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concern about geopolitical conflict overseas and fears of terrorist threats domestically

The Federal Reserve cut short-term interest rates by 50 basis points, to levels not seen since 1961. The market also seemed to react favorably to mid-term election results, as the Republican Party increased its majority in the House and gained control of the Senate. However, stocks gave back some of their gains during December, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. In addition, concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an 8-year high of 6%, and a sharp rise in energy prices, triggered by increasing tensions with Iraq and an oil strike in Venezuela.

WHAT SECTORS/STOCKS HAD THE GREATEST EFFECT ON THE SERIES PERFORMANCE?

Our results were mixed in terms of sector allocation. The financial sector underweight proved positive due to a lower exposure to banks than the S&P 500, which, in our view, lack growth potential under current market conditions. We do, however, believe diversified financials have promise, thus deserving a higher weight in the portfolio. Freddie Mac continues to benefit from mortgage refinancing activity although the pace has slowed. Healthcare is an area where we are finding growth prospects in the area of pharmaceutical and biotechnology companies. Our overweight position contributed to relative performance. Merck & Company, Inc. benefited from an early FDA approval for a new cholesterol-lowering drug called Zetia. Amgen, Inc. experienced impressive sales for new products (Aranesp and Neulasta). We benefited from our overweight position in information technology resulting from the fourth quarter rally for these companies. The telecommunications sector underweight detracted from relative performance. During the year, the Federal Communications Commission announced it was considering and later approved long distance service applications from the Bells.

WHAT IS YOUR OUTLOOK FOR THE MARKETS?

We see signs of stabilization and are cautiously optimistic the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed spending somewhat and in our view what needs to unfold to sustain a recovery is a pickup in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies and at the margin will look to add beta to the Series in anticipation of a recovery.

                                                                      VAN KAMPEN

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (21.05)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

                SINCE 9/9/2002 (INCEPTION)    (2.23)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Equity Growth Series-Class S       S&P 500 Index
         ----------------------------       -------------
5/1/02           10,000.00                     10,000.00
  5/02            9,750.00                      9,926.59
  6/02            9,020.00                      9,219.76
  7/02            8,280.00                      8,501.25
  8/02            8,270.00                      8,556.91
  9/02            7,480.00                      7,627.87
 10/02            8,180.00                      8,298.51
 11/02            8,510.00                      8,786.48
 12/02            7,895.37                      8,270.55

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Microsoft Corporation                                6.0%
   2. General Electric Company                             4.8%
   3. Pfizer, Inc.                                         4.2%
   4. Johnson & Johnson                                    3.8%
   5. Freddie Mac                                          3.8%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE YEAR?

The Equity Income Series (the "Series") Class S returned (13.19)% for the twelve months ended December 31, 2002. The S&P 500 Index returned (22.09)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS DURING THE PERIOD?

Geopolitical tensions multiplied as an oil strike and political unrest in Venezuela, along with nuclear saber rattling from North Korea, competed with looming conflict in Iraq for a worried world's attention. These crises pushed oil prices above $33 a barrel and cast a pall over business and consumer confidence, and partly as a result economic news remained decidedly mixed. By some reports, the Christmas shopping season in the U.S. was the worst in more than 30 years, as rising joblessness, reluctant hiring by business, and the long bear market in stocks finally took their toll on consumers, the last pillar of the economy. Yet bright spots remained. Productivity growth was robust, bolstering both real personal income and business demand for capital equipment, which showed nascent signs of recovery. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Federal Reserve's half-point rate cut in November, bringing the federal funds rate to just 1.25%, and the strong electoral showing by President Bush's Republican Party underscored policymakers' determination to continue applying massive monetary and fiscal stimulus to the sputtering economic recovery.

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?

Performance relative to the S&P 500 Index was driven by strong stock selection, especially in the industrials sector. Underweighting the struggling technology sector also helped both relative and absolute results, as this was the worst-performing sector in the index and the Series. Industrial stocks aided performance due to the strength of defense-related stocks, including Lockheed Martin Corporation and Rockwell Collins, Inc. Within industrials, conglomerate Tyco International Ltd. was a top contributor to relative performance as troubles there created a buying opportunity. The company is now under new management and has made successful efforts to improve its balance sheet and meet earnings estimates.

Stock selection was also strong in the consumer discretionary sector where the overweight of media stocks helped relative performance. We initiated a position in AOL Time Warner, Inc. during the year and added to other media names like Dow Jones & Company, Inc. and Walt Disney Company. Dow Jones has benefited from the improved advertising environment while Disney has enjoyed strength at its ABC television network. At AOL Time Warner, we feel that the assets of the original Time Warner piece of the company are currently worth more than the total of the combined firm. As retail stocks continued to struggle even during the holiday shopping season, the Series' underweight position added to relative performance.

Stock selection among telecommunications stocks helped relative results. Verizon Communications, Inc. was down for the year but held up well within its sector due in part to the strength of its wireless operations. Qwest Communications International, Inc. and AT&T Corporation were also off notably for the year, but both experienced a strong fourth quarter. During the fourth quarter, five of the major positive contributors were telecommunications stocks: Verizon Communications, Qwest Communications International, Inc., SBC Communications, Inc., Sprint Corporation (FON Group), and Alltel Corporation.

The only real source of weakness in the Series for the year was within the health care sector where some of the pharmaceutical stocks were big detractors from relative performance. Bristol Myers Squib Company fell on accounting concerns, while Schering Plough Corporation was off as the patent on its successful Claritin allergy drug expired in December. These stocks constitute some of our largest purchases for the year, since we believe that most of the bad news is out and we see potential improvement over the intermediate term.

WHAT IS YOUR OUTLOOK FOR 2003?

We believe we have seen the lows in the overall U.S. equities market. While it is impossible to predict the magnitude of a recovery, we have lived through a very severe bear market that was worse than that of 1973 and 1974. However, our investment approach is not dependent on stock market forecasts. We try to identify good quality companies that are selling at unusually low valuations and invest in them when their price/earnings ratios are low and dividend yields are high. We are willing to invest in a company based on its ability to improve its fundamental performance, and on the market's tendency to value the same company quite differently at different times. In our view, the economy should continue to show gradual improvement as we move through 2003, which could result in a moderate recovery in stock prices.

                                                  T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (13.19)%
                                   5 YEAR       1.32%
                                  10 YEAR       5.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (0.30)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Equity Income Series-Class S       S&P 500 Index
         ----------------------------       -------------
12/92             10,000.00                   10,000.00
12/93             11,113.00                   11,005.70
12/94             10,983.00                   11,150.20
12/95             13,062.10                   15,335.40
12/96             14,207.60                   18,854.10
12/97             16,688.20                   25,142.10
12/98             18,066.70                   32,332.40
12/99             17,936.60                   39,133.00
12/00             20,255.80                   35,571.20
12/01             20,531.30                   31,346.70
12/02             17,823.20                   24,421.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Merck & Company, Inc.                                2.7%
   2. Exxon Mobil Corporation                              2.4%
   3. Verizon Communications, Inc.                         2.3%
   4. ChevronTexaco Corporation                            2.0%
   5. Honeywell International, Inc.                        1.7%

                                  THE GCG TRUST
                            EQUITY OPPORTUNITY SERIES

HOW DID THE SERIES PERFORM IN THE YEAR?

The Equity Opportunity Series (the "Series") Class S returned (29.26)%, underperforming the S&P 500 Index (the "Index") return of (22.09)%.

Since August 1, 2002, Jennison Associates, LLC has advised the Series. From August 1, 2002 through December 31, 2002 the Series returned (0.24)% while the Index returned (2.71)%

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

We close this year having faced the most challenging period for equities in more than three decades of investing for our clients. While we believe that the worst is behind us, the simple numbers vividly illustrate the unique territory we have hopefully emerged from and provide a historical context for the year's difficult returns.

Market conditions have not been this adverse since the Great Depression. Fortunately, we are not reliving the structural problems of that era or those of the 1970's. The underpinnings of our economic system are sound. Despite a mild recession in 2001, corporate malfeasance scandals, the deflation of the equity bubble, and heightened geopolitical risks, the economy has managed to grow more than 3% this year and post the most significant gains in productivity in several decades. This is an impressive testament to the resiliency and quality of our economic, political and social systems.

Risk aversion on the part of consumers and businesses is heightened by the threat of war with Iraq, which has waxed and waned throughout the year. Armed forces continue to amass in the region and the negotiated agreement for inspections in Iraq faces daily hurdles. The process for a resolution to this issue is unclear, and remains a prominent consideration weighing down any outlook for economic activity or renewed business spending. Consumer spending has been a strong support for economic activity, although, at the margin the consumer is weakening. While consumer confidence managed to stage a comeback and job losses are ebbing, there is no firm indication of outright renewed hiring, which we would only expect when the gradual recovery moves further along. Nonetheless, strong housing data and rising personal incomes bode well for the long-term financial health of the consumer. Additionally, low interest rates and the resulting refinancing boom have helped the consumer pay down debt and increase household liquidity levels.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

Our technology stocks performed strongly during the period. Among our top technology performers was BMC Software, Inc., a mainframe and distributed software designer. BMC reported fiscal second quarter 2003 earnings that beat estimates on the strength of the mainframe business, and raised the lower end of its full year fiscal 2003 guidance. Similar to the efforts of BMC, Network Associates, Inc., an anti-virus software maker, also effectively cut costs to help its third quarter 2002 profit beat estimates. Hewlett-Packard Company has also continued to effectively cut costs, rebounding strongly from an oversold position following the merger with Compaq. Other top performers included:
Pearson PLC, EchoStar Communications Corporation and Liberty Media Corporation.

On the negative side, Cigna Corporation was one of our poorest performers, as it has suffered from problems transitioning to a new customer service platform. These problems not only affected Cigna's costs, but also negatively impacted the company's revenue. The company mispriced some renewal, as well as new, business in its national account segment, as it attempted to overcome its account servicing issues. As a consequence, some of these accounts were unprofitable, and caused Cigna to miss previously lowered guidance. Two of our life-sciences companies, Invitrogen and Cambrex Corporation, also performed poorly. Both companies suffered from decreased pharmaceutical spending (their biggest customers), and reduced profit guidance, which hurt investor sentiment. This business segment has quarter to quarter revenue volatility, so we are comfortable with our reduced positions.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

As we head into 2003, the unwinding of the narrowly focused technology and mega-cap stock bull market of the 90's has set the stage for a return to true stock picking. The glaring message from the last few years is that institutional and retail investors will no longer confuse a bull market with true stock picking abilities, and eventually their focus will shift from relative to absolute returns as expectations become muted. Active management and financial advice will be 'in', while one-decision stocks and market indexing will be 'out' of favor. A stock picker's market is well suited to our opportunistic style and will be the key to performance going forward.

We continue to build the portfolio bottom-up, one stock at a time, with names where we can identify a catalyst that will effectively realize the stock's full market value. The portfolio contains both company-specific catalyst driven ideas, as well as stocks in industries with secular and cyclical fundamental improvements, such as insurance, paper and defense.

Going forward, we believe we'll continue to find the most attractive risk/reward opportunities in companies that will benefit from improving economic fundamentals, as well as their own company-specific advances. While business trends have gradually improved throughout the year for many of the companies in our portfolio, the overall market has been disappointed with the pace of corporate profit recovery. To us, one economically sensitive industrial company summed it up best by saying '...the economy is looking like a glass half full, not half empty...' This melds well with our valuation and qualitative judgments that suggest a brief economic deceleration is already priced into the market, with potentially substantial upside thereafter.

                                                        JENNISON ASSOCIATES, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (29.26)%
                                   5 YEAR      (6.02)%
                                  10 YEAR       4.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.27)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Equity Opportunity Series-Class S  S&P 500 Index
         ---------------------------------  -------------
12/92               10,000.00                10,000.00
12/93               10,831.00                11,005.70
12/94               10,658.80                11,150.20
12/95               13,873.50                15,335.40
12/96               16,684.20                18,854.10
12/97               21,514.30                25,142.10
12/98               24,242.30                32,332.40
12/99               30,215.70                39,133.00
12/00               25,616.80                35,571.20
12/01               22,291.80                31,346.70
12/02               15,769.20                24,421.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On August 1, 2002, Jennison Associates, LLC became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager. Along with this change was a name change from the Capital Appreciation Series to Equity Opportunity Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. EchoStar Communications Corporation, Class A         2.6%
   2. XL Capital Ltd., Class A                             2.6%
   3. Boise Cascade Corporation                            2.5%
   4. Northrop Grumman Corporation                         2.5%
   5. Apogent Technologies, Inc.                           2.2%

                                  THE GCG TRUST
                               FOCUS VALUE SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD SINCE ITS INCEPTION?

Since its inception on May 1, 2002, the Focus Value Series (the "Series") Class S had a total return of (15.50)%. This compares to a return of (17.29)% for the S&P 500 Index (the "Index") during the same period.

WHAT SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

We held many large-capitalization industrial, energy and materials-related companies in the portfolio during the period. Many of these companies' stocks have attractive dividend yields and they possess strong earnings recovery potential once economic growth returns. We sold small amounts of our holdings in Morgan Stanley, Computer Associates and Comcast, as the stocks rallied from recent lows. We prefer to put the money into dividend-paying stocks that are trading at very modest multiples relative to their recovery earnings potential, given our expectations for an imminent economic upturn.

The Series' relative strength was due to an overweight versus the Index in information technology (IT), capital-markets-sensitive financials, and consumer discretionary stocks. Investors continued to be confused about the overall direction of the economy due to the conflicting economic statistics with which they are faced on a daily basis. Given these overweights, an economic expansion would be extremely positive for the Series' performance, while another downturn likely would be problematic.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The Series is positioned as it has been since its inception. The Series' stocks are cyclical in nature, whether they are in the consumer discretionary, materials or IT sectors. The companies' results are highly correlated to the direction of the economy. Earnings leverage is great, based on small revenue gains due to the dramatic cost cutting and capacity discipline these companies have practiced during the downturn. We have particularly emphasized companies with strong balance sheets, good dividend yields and strong, free cash-flow generation.

                                                                MERCURY ADVISORS

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (15.50)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       2.80%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Focus Value Series-Class S      S&P 500 Index
         --------------------------      -------------
5/1/02         10,000.00                 10,000.00
  5/02         10,010.00                  9,926.56
  6/02          9,060.00                  9,219.76
  7/02          8,090.00                  8,501.25
  8/02          8,330.00                  8,556.91
  9/02          7,340.00                  7,627.87
 10/02          8,110.00                  8,298.51
 11/02          9,250.00                  8,786.48
 12/02          8,450.00                  8,270.55

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. 3Com Corporation                                     4.3%
   2. Liberty Media Corporation, Class A                   4.1%
   3. Topps Company, Inc.                                  3.6%
   4. Citigroup, Inc.                                      3.5%
   5. Unisys Corporation                                   3.5%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE YEAR?

The Fully Managed Series (the "Series") Class S return was basically flat for the year, returning 0.48%, which compared with the (22.09)% and 11.04% performance of the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index.

WHAT WAS THE MARKET ENVIRONMENT IN 2002?

Despite a fourth quarter rally, major stock indexes reported double-digit losses for 2002. For the first time since 1939-41, stocks fell for three consecutive years. Although the economy showed definite signs of improvement, investors suffered a massive loss of confidence as the media focused on instances of corporate malfeasance and accounting irregularities. Unlike the first two years of the bear market, when small-cap and value stocks often bucked the trend, there were few places to hide in 2002. The only sectors to manage solid gains were gold and real estate. High-quality bonds outperformed stocks for the third straight year.

WHAT SECTORS/SECURITIES CONTRIBUTED MOST TO THE SERIES' PERFORMANCE?

We maintained a conservative asset allocation, using government bonds to provide income and prevent our reserve position from becoming too large. Cash inflows were sizable. Our largest sector exposure was industrials/business services/materials, followed by consumer and then energy/utilities and financial services.

During the year we looked for relatively low-risk ways to gain additional exposure to the beaten-down technology and telecommunications sectors, especially communications equipment companies. Ultimately we purchased some convertible securities, including those of Corning, Inc. and Lucent Technologies. The Corning position was a top performer, while the Lucent holding was a major detractor despite its high yield and a late-year surge in value.

Within the financial sector, we concentrated our exposure in the insurance industry, which is benefiting from a favorable pricing cycle. During the year we added to many of our insurance holdings, including SAFECO Corporation, now one of our largest positions. We also increased our holdings in large-cap pharmaceuticals by adding to Merck &Company, Inc. and establishing a position in Schering-Plough Corporation. Both were disappointing for the year, but we feel they represent good long-term value.

Our holdings in the consumer sector were generally solid contributors during the year, especially Hilton, a top holding, Fortune Brands, Inc., and Mandalay Resort Group. Media stocks also came to life as the advertising environment improved, benefiting long-time holding Washington Post Company and Meredith Corporation. We took some profits in Fortune Brands and Washington Post in the second half.

Utilities, to which we have significant exposure, struggled during the year. Our worst contributor was El Paso Corporation, which was hit by fallout from the Enron debacle.

WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

We believe we have seen the lows in the overall U.S. stock market. A gradual improvement in the economy, which we anticipate, should result in a moderate recovery in stock prices in 2003. Our investment approach does not depend on market forecasts, although we may tilt the fund's asset allocations toward or away from equity exposure. Our aim is to provide attractive returns over time but also as smooth a ride as possible, by paying close attention to risk and purchasing undervalued situations.

                                                  T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR       0.48%
                                   5 YEAR       8.81%
                                  10 YEAR       9.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       1.03%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Fully Managed                         Lehman Brothers Govt./    60% S&P 500/40% Lehman Govt./
         Series-Class S       S&P 500 Index    Corporate Bond Index         Corporate Bond Index
         --------------       -------------    --------------------        -------------------------
12/92      10,000.00            10,000.00          10,000.00                      10,000.00
12/93      10,759.00            11,005.70          11,103.10                      11,044.70
12/94       9,976.82            11,150.20          10,713.60                      10,975.60
12/95      12,052.00            15,335.40          12,775.10                      14,311.30
12/96      14,023.70            18,854.10          13,146.00                      16,570.80
12/97      16,165.10            25,142.10          14,428.70                      20,856.70
12/98      17,117.20            32,332.40          15,795.60                      25,717.70
12/99      18,301.80            39,133.00          15,456.30                      29,662.30
12/00      22,322.70            35,571.20          17,288.10                      28,258.00
12/01      24,537.10            31,346.70          18,758.00                      26,311.20
12/02      24,654.80            24,421.50          20,828.10                      22,984.10

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 1, 1995, T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE NON-CASH HOLDINGS AS OF
DECEMBER 31, 2002
(percentage of total net assets)

   1. Newmont Mining Corporation Holding Company           3.5%
   2. Amerada Hess Corporation                             2.3%
   3. Ryder System, Inc.                                   2.2%
   4. Roche Holdings, Inc., 6.988% due 07/25/2021          2.0%
   5. Merck & Company, Inc.                                1.9%

                                  THE GCG TRUST
                            FUNDAMENTAL GROWTH SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

Since its inception on May 1, 2002, the Fundamental Growth Series (the "Series") Class S had a total return of (19.50)%. This compares to a return of (17.29)% for the S&P 500 Index during the same period.

WHAT SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

For the period, an overweight in the financials and consumer discretionary area along with an underweight to industrials, namely GE, were positive factors. These were not enough to offset the negative impact of an underweight to the consumer staples sector, a relative top performer, along with certain negative stock selection among information technology and healthcare sectors.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

Our investment strategy is to concentrate on selecting individual investments that reflect our focus on high-quality, large-capitalization companies with prospects for above-average growth in earnings and above-average returns on equity. We are focused simultaneously on a neutral industry weighting relative to the benchmark. Stock selection generally appears to be more important than industry or sector selection, as the U.S. economy and financial markets mark their first anniversary since the bottom of the U.S. recession in September 2001. In light of a meaningful increase in consumer liquidity and a substantial reduction in household tax burdens, the rate of growth of real consumer spending appears to have moderated substantially. The Bush Administration appears determined to rejuvenate the rate of real growth of consumer spending by accelerating major elements of the long-term tax reductions enacted in 2001. The Series' investments in the retail and consumer finance industries reflect our anticipation of a recovery of real consumer spending and continued moderate overall real economic growth in the United States.

                                                                MERCURY ADVISORS

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (19.50)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (4.39)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Fundamental Growth Series-Class S      S&P 500 Index
         ---------------------------------      -------------
5/1/02             10,000.00                      10,000.00
  5/02              9,870.00                       9,926.59
  6/02              9,060.00                       9,219.76
  7/02              8,400.00                       8,501.25
  8/02              8,520.00                       8,556.91
  9/02              7,870.00                       7,627.87
 10/02              8,340.00                       8,298.51
 11/02              8,520.00                       8,786.48
 12/02              8,050.00                       8,270.55

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Wal-Mart Stores, Inc.                                4.9%
   2. Microsoft Corporation                                4.7%
   3. Coca-Cola Company                                    4.2%
   4. Procter &Gamble Company                              3.8%
   5. International Business Machines Corporation          3.0%

                                  THE GCG TRUST
                             GLOBAL FRANCHISE SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

Since its inception on May 1, 2002, the Global Franchise Series (the "Series") Class S had a total return of (10.70)%. This compares to a return of (17.08)% for the Morgan Stanley Capital International All Country World Free Index during the same period.

WHAT SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

The Series' performance for the second quarter was driven by a combination of strong stock selection across the industries we invest in as well as a significant bias in the Series toward the consumer staples sector. From a relative perspective, the Series' zero weight in technology, telecommunications and health care was helpful as those sectors fell 15%, 9% and 8% respectively in the second quarter. Within our consumer branded goods holdings, Swedish Match AB (+3.5%), Davide Campari Milano S.p.A. (+3.1%) and Groupe Danone (+5.1%) have risen since inception. Although selling diverse, repeat-purchase items ranging from chewing tobacco to premium bottled water, these companies have what investors desire: dominant brands, stable, transparent free cash flow, credible management and reasonable valuation. Spanish lift installation and servicing company Zardoya Otis S.A. (+7.1%) was another strong contributor benefiting from its recurring and profitable servicing contracts.

In the third quarter, the Series' relative performance was driven by our significant structural overweight to consumer staples (71% avg. weight vs. Index of 9%) and strong stock selection within the sector (-4.9% avg. return vs. Index avg. of -10.4%). Imperial Tobacco Group Plc, Reckitt Benckiser Plc, and fishing lure marketer, Rapala, were the only holdings to rise in absolute terms in the quarter. Luxury goods marketer, Campagnie Financiera Richemont, fell on renewed concerns about the sustainability of the global economic recovery. Cadbury Schweppes was the second biggest detractor in the third quarter. Cadbury succumbed to profit taking. Our media holdings also contributed to the Series' decline. SMG, Plc, New York Times Company and WPP Group all fell on heightened concerns of a faltering economic recovery and the potential knock on the effects for the beleaguered advertising market.

The Series' return in the fourth quarter was positively impacted, again, by the rise in Zardoya Otis S.A. (+18%) and Kone Corporation (+14%) as well as contributions from our more economic sensitive stocks like Richemont (+25%) and WPP Plc (+14%). Negative contributions came from declines in selected consumer staples names. Kimberly-Clark Corporation (-16%) has suffered from heightened competitive pressure from Proctor & Gamble in the diaper and training pants categories. Kimberly-Clark has acted to defend market share which is better than trying to buy it back later. We continue to like the stock and see long term benefits from the attractive growth in several of the personal care and tissue segments that Kimberly-Clark dominates. Diageo Plc (-12%) has disappointed the market with delays in securing a sale of its Burger King Franchise. Our view is longer term, where we see a more "drinks" focused company with a commensurate lift in return on capital employed.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

Hopes of economic recovery and improved stock market performance in 2003 resonate from Wall Street. However, a cautious investor might only assume modestly positive growth in the coming years given that economic imbalances remain and geopolitical risks are rising. The Global Franchise strategy of investing exclusively in companies with resilient business franchises, substantial free cash, capable management and growth potential has served investors well by generating positive absolute returns during one of the nastiest bear markets on record. With economic conditions still broadly grim, we remain confident that the quality and value combination in Global Franchise should continue to generate positive absolute returns over time.

                                                                      VAN KAMPEN

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (10.70)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (4.39)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           Morgan Stanley Capital International
         Global Franchise Series-Class S      All Country World Free Index
         ---------------------------------    ----------------------------
5/1/02              10,000.00                      10,000.00
  5/02              10,170.00                      10,007.00
  6/02               9,800.00                       9,393.30
  7/02               9,080.00                       8,603.52
  8/02               9,340.00                       8,622.60
  9/02               8,890.00                       7,673.96
 10/02               8,870.00                       8,236.88
 11/02               8,810.00                       8,684.48
 12/02               8,930.00                       8,292.00

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. British American Tobacco Plc                         7.3%
   2. Cadbury Schweppes Plc                                5.8%
   3. Nestle S.A.                                          5.0%
   4. Diageo Plc                                           4.9%
   5. Groupe Danone                                        4.8%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW DID THE SERIES PERFORM?

The Growth Series (the "Series") Class S returned (29.57)% for the year ended December 31, 2002; this compares to the S&P 500 Index (the "Index") return of (22.09)% for the same period.

Marsico Capital Management, LLC began managing the Series on December 14, 2002. Total returns from December 14, 2002 through December 31, 2002 were (3.28)% for the Series and (1.09)% for the Index.

WHAT WERE THE MAJOR FACTORS AFFECTING THE MARKETS DURING THE YEAR?

Stock market volatility in 2002 was the highest since the 1930s. Prices for gold and oil have risen sharply. We think these factors directly reflect the tense geopolitical situation that prevails today. If oil prices were to remain above $30/barrel for an extended period of time, it would likely exert a negative impact on both corporations and consumers.

WHAT IS YOUR OUTLOOK SHORT AND LONG TERM?

We believe that the current investment environment is among the most challenging experienced in the past 60 years. Our investment outlook could be described as somewhat cautious in the near-term (i.e., over the next six months or so), and more optimistic longer-term.

Our near-term assessment for equity markets is prompted primarily by the numerous geopolitical challenges facing the U.S. and its allies. These include tensions with North Korea, the potential for war with Iraq, the still-combustible situation in the Middle East between Palestinians and Israelis, and the sometimes-overlooked fact that the U.S. remains at war in Afghanistan. Our "bottom line" view of the investment impact of geopolitical challenges is that tangible and sustainable progress in resolving these issues, particularly North Korea and Iraq, may be needed before the investment environment may substantially improve. We believe these geopolitical risks, while their effect on portfolio construction is difficult to quantify, have created a substantial negative overhang on the equity markets. In our opinion, they have intensified general uncertainty about the strength and durability of a U.S. economic recovery, while simultaneously clouding the outlook for corporate profits.

On the brighter side, we think a reasonable and balanced case can be made for improved equity returns over the longer term if geopolitical tensions show signs of being mitigated. In offering this cautiously optimistic view, we acknowledge that pessimism remains high in the capital markets -- particularly equity markets -- as the result of geopolitical concerns, three consecutive years of negative stock market returns, lower measures of consumer confidence, weak holiday retail sales, concerns about labor market stability, corporate accounting scandals, and bankruptcy filings by some of the U.S.'s largest companies, including Enron, WorldCom, Conseco, and UAL Corp. Yet we think there are also significant positive factors at work in the midst of the gloom.

In the U.S., interest rates are at 40-year lows. The stimulus, or positive impact, associated with low interest rates is significant. Inflation, despite a probable rise associated with higher oil prices, remains constrained overall. Monetary policy has been accommodative. Productivity gains continue to be robust. These factors, in our opinion, suggest a potentially favorable underlying backdrop for equities.

We think it is increasingly possible that the worst days for equities are in the past. We believe that many companies' earnings outlooks are increasingly favorable, with their stocks priced at compelling levels. Corporate earnings quality overall also appears to have improved. Some companies in some economic sectors in the S&P 500 Index, including information technology and telecommunications, still appear over-priced to us. However, a number of other sectors and industries look quite compelling. These include certain consumer-related, health care, financial services, and capital goods companies. In addition, certain companies with "special" technology and/or market share advantages in the information technology and telecommunications areas appear attractive to us.

Regarding the economy, the potential for fiscal stimulus is an important consideration that clearly has Washington's attention. Major economic policy changes are under consideration, some of which, we believe, have the potential to significantly and positively alter the investment landscape for equity investors. President Bush has just announced a $675 billion economic package (more than twice the amount that had been anticipated) that would feature tax cuts (including the complete elimination of dividend taxes), aid to states, and extension of unemployment benefits. While these plans may undergo considerable Congressional and Senate debate, we think meaningful fiscal policy change may be forthcoming. At the same time, there are reports that the government seeks to hold spending the same in the current fiscal year as the previous one. The possible combination of fiscal stimulus and curbed spending could potentially have a favorable impact on stock market returns.

                                                MARSICO CAPITAL MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (29.57)%
              SINCE 8/14/1998 (INCEPTION)      (5.44)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.02)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Growth Series-Class S     S&P 500 Index
         ---------------------     -------------
8/14/98       10,000.00             10,000.00
  12/98       11,460.00             11,040.60
   6/99       13,947.20             12,406.00
  12/99       20,413.80             13,362.80
   6/00       19,745.50             13,305.80
  12/00       15,925.70             12,146.60
   6/01       13,147.90             11,333.60
  12/01       11,110.90             10,704.00
   6/02        8,574.40              9,296.36
  12/02        7,826.00              8,339.27

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On December 14, 2002 Marsico Capital Management, LLC became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. UnitedHealth Group, Inc.                             5.3%
   2. SLM Corporation                                      5.3%
   3. Citigroup, Inc.                                      3.9%
   4. Lockheed Martin Corporation                          3.9%
   5. J.P. Morgan Chase & Company                          3.4%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR ENDED DECEMBER 31, 2002?

The Hard Assets Series (the "Series") Class S returned 0.80% during the calendar year 2002, significantly outperforming the S&P 500 and Russell 2000 indices, which fell by 22.09% and 20.48%, respectively. Outperformance was driven pre-dominantly by overweight exposure to the gold and Russian oil sectors.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The energy sector again outperformed during 2002 as oil and gas prices steadily increased. The trend continued in the fourth quarter as the spot oil price reached $32 a barrel in December due to fears of military action in the Middle East and strikes in Venezuela. As a consequence, the sector performed resiliently despite the usual reluctance of investors to rotate into the sector when oil and gas prices are at historic highs. OPEC's decision not to increase production until December underpinned oil prices despite low demand, while poor deliverability and unseasonably cold weather in the U.S. provided the catalyst for natural gas prices to exceed $5/mmcf during the fourth quarter. Although the majority of global integrated oil companies outperformed the broader equity markets during 2002, they still registered small declines in absolute terms. The Series remained heavily weighted towards Russian oil producers that appreciated significantly as the market discounted a declining country risk premium, low operating costs and a superior production growth profile.

The mining sector also performed strongly during the fourth quarter as base metal prices reacted positively to improving economic data. During 2002, the performance of the sector was mixed. Large diversified mining companies were rewarded for their earnings stability, while nickel producers benefited from a stronger metal price driven by high end-use demand and supply discipline. In contrast, aluminum, copper and zinc prices remained under pressure. Iron ore demand was particularly strong, driven primarily by record levels of imports into China. The steel sector was also robust due to Chinese demand, and positively surprised during the fourth quarter as producers indicated prices might rise further during 2003. The price of Platinum increased by 25% during the year, driven by consumer restocking and expectations of ongoing supply discipline. The price of gold increased 25% during 2002, demonstrating that a weak global economy and weakening U.S. Dollar is good for the metal, while producer hedge buy-backs and further sector consolidation provided additional support.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

The significant exposure to unhedged gold companies and Russian oil producers were the key drivers behind the outperformance of the Series during 2002, although the latter suffered from profit taking during the fourth quarter. The Series also benefited from an underweight exposure to the forest product and chemical sectors for much of the year, although this exposure was reduced to take advantage of the cyclical rally during the fourth quarter.

What is your outlook for markets/portfolio?

We expect the global economy to improve during 2003, and we believe the outlook for commodities and the global resource sector to be positive. While geo-political uncertainty persists we expect gold to remain a strong performer, while a gradual decline in the U.S. Dollar should positively impact the demand for all metals. We believe a scenario whereby oil prices remain over $30 a barrel for a significant amount of time is unlikely, but anticipate that OPEC will continue to effectively manage global supply and ensure prices remain within their $22-$28 a barrel price band. We also believe that the major integrated oil companies will continue to struggle to organically grow production, in turn favoring the outlook for emerging market producers. Within the base metal sector we expect specific metals such as nickel to remain well supported and other metals to also benefit from increases in end-use demand, although existing high inventories may cap the upside. Supply discipline should also lead to a continuation of robust platinum group metal prices. Bulk commodity demand is expected to remain strong, primarily driven by China. We believe pulp and paper companies should benefit from an up-tick in demand, and renewed pricing power assuming that supply discipline is maintained through the current seasonally weak period. The chemical sector should also perform well although U.S. producers are likely to suffer from higher energy costs relative to Far East producers.

                                        BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR       0.80%
                                   5 YEAR      (6.02)%
                                  10 YEAR       5.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (0.87)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Hard Assets Series-Class S      S&P 500 Index    Russell 2000 Index
         --------------------------      -------------    ------------------
12/92          10,000.00                   10,000.00          10,000.00
12/93          14,993.00                   11,005.70          11,887.90
12/94          15,372.30                   11,150.20          11,671.10
12/95          17,015.60                   15,335.40          14,991.60
12/96          22,659.70                   18,854.10          17,464.40
12/97          24,069.10                   25,142.10          21,370.00
12/98          16,949.50                   32,332.40          20,826.00
12/99          20,908.90                   39,133.00          25,252.90
12/00          19,919.90                   35,571.20          24,490.00
12/01          17,505.60                   31,346.70          25,098.80
12/02          17,645.70                   24,421.50          19,957.70

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, Baring International Investment Limited became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Exxon Mobil Corporation                              9.0%
   2. Sibneft, ADR                                         5.8%
   3. Shell Transport & Trading Company Plc                4.8%
   4. Smurfit-Stone Container Corporation                  4.5%
   5. Gold Fields Ltd.                                     4.5%

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

Since its inception on May 1, 2002, the International Enhanced EAFE Series (the "Series") Class S had a total return of (16.97)%. This compares to a return of (16.92)% for the Morgan Stanley Capital International EAFE Index during the same period.

WHAT FACTORS CONTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

The benchmark index drifted sideways until June, when it collapsed as investors worried about everything before rallying in the fourth quarter of 2002. The economy has remained reasonably resilient, but a series of accounting scandals and bankruptcies has temporarily challenged investors' faith in equities in general and U.S. equities in particular. Bond yields fell sharply, and credit spreads widened. The U.S. dollar tumbled versus the Yen and Euro as investors repatriated and traders sold the dollar for what seemed like the first time in a decade. In addition, the spectre of war with Iraq hovered over the price of oil resulting in the highest price in two years and gold rose to a 5 year high.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

A new year traditionally brings optimism about the economy, profits and stock market returns, and 2003 is no different. There has been substantial stimulus in the form of lower interest rates globally, and fiscal injections, and it is likely that the global economy will be stronger this year. However, the problems, which have been prevalent in 2002, still remain. These include war with Iraq, deflation and a lack of pricing power; a dependence on the U.S. consumer; and a lack of earnings growth to justify equity valuations, which may be construed as demanding.

Our sense is that we wish to be positive on equities but expect markets to demand evidence that profitability can grow before wishing to push valuations higher. This results in a market where there is little room for aggressive valuation expansion and returns will come from those companies which can push profits higher. Conversely, we are not believers in a double dip nor do we see a substantial drop in equity markets, as equities versus alternative asset classes such as cash look reasonable.

This translates into a portfolio, which is dependent on stock selection to continue to drive returns. We are happy to be overweight Continental Europe because of the underlying valuations of global companies on offer, and still struggle to find much to get excited about in Japan in advance of any radical domestic reform. At the sector level, the largest active positions are in the healthcare sector, which has been savagely derated in 2002, and where we find modest growth at very attractive valuations. The energy sector still has a full weighting due to exposure to windfall cashflows deriving from the high price of oil. Elsewhere, due to our modest optimism on global growth driven by monetary and fiscal stimulus, we are overweight Euro cyclicals including materials, industrials and discretionary. Similarly, we still like the valuations within European financials. We remain underweight in telecommunications and utilities.

                           J.P. MORGAN FLEMING ASSET MANAGEMENT (LONDON) LIMITED

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (16.97)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.92)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        Morgan Stanley Capital
         International Enhanced EAFE Series-Class S    International EAFE Index
         ------------------------------------------    ------------------------
5/1/02                     10,000.00                        10,000.00
  5/02                     10,010.00                        10,126.70
  6/02                      9,710.00                         9,723.61
  7/02                      8,720.00                         8,763.69
  8/02                      8,780.00                         8,743.80
  9/02                      7,790.00                         7,804.77
 10/02                      8,220.00                         8,224.24
 11/02                      8,570.00                         8,597.50
 12/02                      8,302.69                         8,308.41

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. ENI S.p.A.                                           4.5%
   2. TotalFinaElf S.A.                                    4.4%
   3. Vodafone Group Plc                                   3.9%
   4. GlaxoSmithKline Plc                                  3.1%
   5. Nokia Oyj                                            2.7%

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

HOW DID THE SERIES PERFORM IN 2002?

The International Equity Series (the "Series") Class S returned (16.15)% in 2002 compared to the Morgan Stanley Capital International (MSCI) EAFE Index, which returned (15.94)% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

An expected global recovery failed to take hold in 2002 and the only meaningful source of demand benefiting international companies was the U.S. consumer. Ultimately, confidence was depressed by corporate scandals and the threat of war. After an August rally fizzled, major markets fell to multi-year lows at the beginning of October, before rebounding in the last quarter.

For the year, based on the relevant MSCI indices expressed in U.S. dollars, European markets (ex the UK) fell 20.3%, the UK market fell 15.2%, Japan fell 10.3% and emerging markets fell an average of 6.2%. Practically all of the losses were incurred in the second half of the year. The U.S. dollar fell nearly 12% on average against foreign currencies (using stock market capitalization as weights).

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?

In asset allocation the Series gained over 1.50% by being underweight in technology and telecommunications as the managers were skeptical about the pace of global recovery in capital spending. Stock selection gains were made for the year as a whole in most sectors, especially among financial stocks (approx 1.83%) and materials (approx .90%). However this was diminished by significant stock selection losses (approx 2.35%) in the consumer discretionary sector.

The Series' sector weightings did not change dramatically and were driven by changes in relative value, often at the stock level. The largest under-weighting, in technology, was halved by the end of the year as prices became more reasonable. Financials went from neutral to significantly underweight as the continued failure of the world's economies to gain traction dampened their prospects.

WHAT IS YOUR CURRENT STRATEGY?

Welcome as the rally in the last quarter of 2002 was, half of the gains were given back in December as the old nagging economic fears resurfaced: that the one and only material source of demand in the world to keep business activity going was U.S. consumers and they were starting to tire. There is still no sign of a rebound in capital spending after the excesses of the late 1990s. Add to this geopolitical foreboding, as armed conflict in the Middle East edges ever closer and a new crisis gathers over the Korean Peninsula.

Investment strategy in our broadly based international funds therefore assumes a continued state of weak global demand. An underweight in financials, principally banks, and in utilities both by about 4%, are our biggest sector bets. Regionally we are underweight in developed markets against the EAFE benchmark but we hold between 4% and 5% in emerging markets plus a few names in Canada. It must be stressed however, that these sector and regional weighting decisions arise primarily at the stock level. Cash remains relatively high because of the need to be deliberate before investing in these markets, where there are no safe havens.

                                                            ING INVESTMENTS, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (16.15)%
             SINCE 12/17/2001 (INCEPTION)     (15.31)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.11)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Inernational Equity Series-Class S   Morgan Stanley Capital International EAFE Index
         ----------------------------------   -----------------------------------------------
12/17/01                10,000.00                            10,000.00
   12/01                10,036.30                            10,059.40
    3/02                10,157.40                            10,157.10
    6/02                 9,903.12                             9,896.26
    9/02                 7,820.80                             7,943.35
   12/02                 8,415.10                             8,455.94

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. iShares MSCI EAFEIndex Fund                          3.9%
   2. Royal Dutch Petroleum Company, NY Shares             3.2%
   3. Roche Holding AG                                     2.6%
   4. British Sky Broadcasting Group Plc                   2.3%
   5. Cadbury Schweppes Plc                                2.0%

                                  THE GCG TRUST
                          INTERNET TOLLKEEPER(SM) SERIES

HOW DID THE SERIES PERFORM?

The Internet TollkeeperSM Series (the "Series") Class S returned (38.10)% during the one-year period ended December 31, 2002. This compares to returns of (28.83)% for the Goldman Sachs Technology Industry Internet Index and (31.53)% for the NASDAQ Composite Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The U.S. equity markets fell for the third consecutive year in 2002, a streak that last occurred in the 1939-1941 period. The weakness, which prevailed across every major market sector, was first driven by the corporate accounting scandals and the resulting distrust of business leaders. The downturn was exacerbated by the sluggish economic recovery, despite consensus GDP growth of 2.4% for 2002. Investors initially anticipated that the historically low interest rate environment would spur corporate investment, thus stimulating overall growth. Unfortunately, many companies simply did not need to make additional purchases, as global demand did not warrant ramping up production or hiring additional workers. As a result, the rebound has been gradual, and has not been without some disappointments, including the threat of deflation and rising unemployment. The tensions in several regions in the world also contributed to the weak environment this year.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

Persistent lack of demand and capital spending due to the weakened economy has characterized the technology sector and negatively affected company earnings and stock price performance. While certain Series stocks, such as Qualcomm, Inc. and Intuit, Inc. held up well in this difficult environment, the vast majority of those held in the portfolio declined in value over the year. A weak economic/advertising environment and a lack of investor confidence due to several accounting scandals including WorldCom, Adelphia, Global Crossing and other companies in the industry plagued the media & telecommunications sector throughout the year. Although the Series was not immune to the adversity that has plagued the entire sector, we did not own those companies that were specifically targeted for having accounting issues. We continued to limit the Series' telecommunications exposure due to a weak capital spending environment and weak end-market demand. Additionally, many companies within this sector do not meet our rigid investment criteria. Crown Castle International Corporation, the world's largest independent telecommunications tower consolidator, has also felt the effect of the wireless slowdown. However, we believe that the firm remains well positioned to benefit from the growth of wireless networks. Crown Castle enjoys the lowest leverage levels in the industry and maintains a healthy cash position. The firm's financial flexibility should help it to prosper when wireless carriers regain their footing.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

We believe that the best way to capitalize on the growth of the Internet is to own established, high-quality businesses that are the dominant players in their market and hold them for the long-term. The companies in the portfolio are fundamentally strong, have robust balance sheets and are the leaders in their industries. We are optimistic that the companies we own will continue to gain market share from weaker competitors, and thereby improve their competitive positions through the downturn so that they will be well positioned when a recovery occurs.

                                                  GOLDMAN SACHS ASSET MANAGEMENT

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (38.10)%
               SINCE 5/1/2001 (INCEPTION)     (35.91)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       5.31%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Internet Tollkeeper(sm) Series-Class S    Goldman Sachs Technology Industry Internet Index    NASDAQ Composite Index
        --------------------------------------    ------------------------------------------------    ----------------------
 5/01               10,000.00                                  10,000.00                                  10,000.00
 6/01                9,780.00                                   9,800.11                                  10,219.00
 9/01                6,220.00                                   5,354.14                                   7,093.00
12/01                7,690.00                                   7,465.63                                   9,237.00
 3/02                6,730.00                                   6,783.72                                   8,719.00
 6/02                4,970.00                                   5,230.40                                   6,914.20
 9/02                4,060.00                                   4,324.62                                   5,538.41
12/02                4,760.00                                   5,313.47                                   6,310.77

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Cablevision Systems New York Group, Class A          6.8%
   2. Microsoft Corporation                                6.2%
   3. Viacom, Inc., Class B                                6.1%
   4. QUALCOMM, Inc.                                       5.9%
   5. First Data Corporation                               5.2%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?

For the twelve months ended December 31, 2002, the Investors Series (the "Series") Class S returned (22.98)%. This compares to a return of (22.09)% for the S&P 500 Index during the same period.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Series had a challenging year. Although the Series avoided many of the high-profile "blow-ups," we feel that several companies that the Series did own were dragged down in sympathy. We believe that the Series' underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Series' exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Series sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Series' technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Series' technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Series to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Series' technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Series this year. Three of the Series' top five contributors came from the pharmaceutical industry, including Pharmacia Corporation, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, Inc., which the Series also owned. We are excited about the prospects of this merger and the Series continues to own shares in both companies. In the summer, we added to the Series' healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the pharmaceutical companies.

MARKET OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe that the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel that possible future stimulative measures proposed by the administration, coupled with the historically low federal funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Series is well positioned in the current market environment.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (22.98)%
               SINCE 2/1/2000 (INCEPTION)      (5.77)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (0.92)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Investors Series-Class S       S&P 500 Index
         ------------------------       -------------
2/1/00        10,000.00                  10,000.00
  3/00        10,740.00                  10,770.10
  6/00        10,870.00                  10,484.00
  9/00        11,260.00                  10,382.40
 12/00        11,407.00                   9,570.62
  3/01        11,046.00                   8,436.66
  6/01        11,293.50                   8,930.07
  9/01         9,880.52                   7,619.83
 12/01        10,919.60                   8,434.00
  3/02        10,982.00                   8,457.25
  6/02         9,526.03                   7,324.85
  9/02         7,508.51                   6,060.14
 12/02         8,409.69                   6,570.73

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Verizon Communications, Inc.                         2.4%
   2. Hewlett-Packard Company                              2.1%
   3. News Corporation Ltd., ADR                           1.9%
   4. Philip Morris Companies, Inc.                        1.9%
   5. U.S. Bancorp                                         1.8%

                                  THE GCG TRUST
                   J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

The J.P. Morgan Fleming Small Cap Equity Series (the "Series") launched on May 1, 2002. Over the period May 1, 2002 through December 31, 2002 the Series' Class S outperformed its benchmark, the S&P Small Cap 600 Index (the "Index"). The Series' Class S returned (20.80)%, while the Index returned (22.38)% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

During the eight-month period ended December 31, 2002, the market experienced weakness across all segments, driven by concerns over fraudulent accounting practices, the state of the U.S. economy, corporate profit warnings, and fear of a war with Iraq and/or North Korea. Large cap stocks led small cap stocks, with the S&P 500 Index down 17.3% and the S&P Small Cap 600 Index down 22.38%.

WHAT OTHER SECTORS / INDUSTRIES CONTRIBUTED TO THE SERIES' POSITIVE / NEGATIVE PERFORMANCE V. ITS BENCHMARK?

The industrial cyclical, insurance, retail and consumer cyclical sectors positively contributed to the Series' outperformance of the benchmark. In industrial cyclical, engineering & construction, environmental services, and commercial services drove the outperformance. In insurance, brokers led performance. In retail, apparel and footwear outperformed. In consumer cyclical, OEM auto parts and casinos & gaming drove the outperformance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS / PORTFOLIO?

We have a very constructive outlook on the small-cap asset class for 2003. We are optimistic that the early October low marked an inflection point for the difficult market conditions of the past 3 years. While we have yet to see true sustainable industry leadership coming out of the recession, and maintain broad diversification, we continue to look for ideas in the healthcare, technology, pharmaceutical, software, and industrial cyclical areas that should deliver upside performance during the recovery.

                                      J.P. MORGAN FLEMING ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

               SINCE 5/1/2002 (INCEPTION)     (20.80)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (3.77)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         J.P. Morgan Fleming Small Cap Equity Series-Class S     S&P SmallCap 600 Index
         ---------------------------------------------------     ----------------------
5/1/02                    10,000.00                                    10,000.00
  5/02                     9,710.00                                     9,586.09
  6/02                     9,130.00                                     9,090.25
  7/02                     8,190.00                                     7,806.43
  8/02                     8,240.00                                     7,880.47
  9/02                     7,860.00                                     7,398.20
 10/02                     7,960.00                                     7,635.03
 11/02                     8,180.00                                     8,032.74
 12/02                     7,920.00                                     7,761.61

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Alliant Techsystems, Inc.                            2.1%
   2. East West Bancorp, Inc.                              1.7%
   3. Scios, Inc.                                          1.6%
   4. Cooper Companies, Inc.                               1.5%
   5. CACI International, Inc., Class A                    1.5%

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES*

HOW DID THE SERIES' PERFORM IN THE YEAR?

For the year ended December 31, 2002, the Janus Growth & Income Series (the "Series") Class S returned (19.41)%. This compares to a return of (22.09)% for the S&P 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Fear was in abundance during the year as the markets reacted to accounting irregularities, corporate scandals and Middle East tension, sending stocks to their lowest levels in nearly six years. Underpinning the pessimism was a "stop and start" economic recovery, whose few signs of strength were limited to housing and automobile sales. Surprisingly, even as consumer confidence, retail sales and manufacturing experienced alarming drops late in the period, stocks moved higher. Better-than-expected company earnings seemed to lift investor's spirits. However, these gains were almost as quickly given back as rising oil prices and geopolitical tensions put a damper on the festive mood. In this uneven environment, the Series lost ground but outperformed its benchmark.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Given the tremendous uncertainty, we attempted to be both opportunistic and balanced in our securities selection. As always, we were actively on the lookout for attractive businesses, both core long-term names and special situations, which offered us the opportunity to capitalize on volatility and weakness. Meanwhile, we maintained a fixed-income position of roughly 8% during the period. We believe this weighting is appropriate given our assessment of the trade-off between risk and reward.

Our sizeable exposure to financial services firms within the capital markets arena detracted from performance. Clearly, we underestimated the impact of regulatory overhang on Wall Street. This has since abated as a result of a recent accord on conflict-of-interest issues and investment practices but not before negatively impacting some of our holdings, including J.P. Morgan Chase & Company and Citigroup, Inc.

Unfortunately, regulatory overhang was not the only issue facing global banking giant J.P. Morgan Chase. The company was embroiled in a contentious lawsuit surrounding disputed trades with the now-bankrupt Enron. Investors feared that J.P. Morgan would recover none of the $1 billion it sought from insurers, however, a $600 million settlement was reached. Either way, the bank stood to take a substantial charge against fourth-quarter earnings, fanning speculation that at current valuations it had become a potential takeover target. Citigroup, on the other hand, benefited from the recent settlement that insulates research activities from investment banking operations, in spite of being hit with the stiffest fine. Although global economic weakness remains an ongoing concern, the company's diverse roster of businesses continues to fire on all cylinders and shields it against weakness in any one area.

In contrast, steady-eddies Anheuser-Busch Companies, Inc. and Procter & Gamble Company pulled ahead during the period. The maker of top-selling Bud Light and Budweiser beers, Anheuser-Bush has maintained its ability to deliver consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong. Similarly, Procter & Gamble, the consumer goods manufacturer, remained focused on its core product categories as it streamlined processes.

WHAT IS YOUR OUTLOOK FOR 2003?

Given the changing and often short-term nature of the current market, where individual stocks in individual sectors drive performance, the ability to stay nimble could take on even greater importance. As the economic picture becomes clearer, we would expect gradual shifts in our core names, yet more active management among our special situations. However, as former British Prime Minister Benjamin Disraeli once wrote, "What we anticipate seldom occurs; what we least expected generally happens."

                                                    JANUS CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (19.41)%
              SINCE 10/2/2000 (INCEPTION)     (13.19)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.65)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Janus Growth and Income Series-Class S     S&P 500 Index
         --------------------------------------     -------------
10/2/00              10,000.00                        10,000.00
  12/00               9,979.46                         9,218.11
   3/01               9,068.59                         8,125.92
   6/01               9,549.06                         8,601.15
   9/01               8,417.99                         7,339.18
  12/01               9,030.73                         8,123.36
   3/02               9,030.73                         8,145.75
   6/02               8,185.40                         7,033.06
   9/02               6,936.65                         5,836.93
  12/02               7,278.26                         6,328.72

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The Growth and Income Series changed its name to Janus Growth and Income Series on January 30, 2002.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Citigroup, Inc.                                      3.7%
   2. Microsoft Corporation                                3.3%
   3. Exxon Mobil Corporation                              3.2%
   4. Liberty Media Corporation, Class A                   2.5%
   5. Marsh & McLennan Companies, Inc.                     2.4%

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES PERFORM IN THE YEAR?

For the twelve-month period ended December 31, 2002, the Large Cap Value Series (the "Series") Class S returned (23.79)%. This compares to a return of (22.09)% for the S&P 500 Index during the same period.

WHAT SECURITIES/SECTORS HAD THE GREATEST EFFECT ON THE SERIES' PERFORMANCE?

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices, and in some instances we took the opportunity to buy additional shares.

The Series benefited from our many financial holdings and from a variety of consumer-related companies but suffered from not owning enough in the consumer staples and materials sectors. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecom areas also hurt returns. During the year, we reduced our exposure to mobile handsets on near-term concerns over competitive positioning and slowing sales, though we maintain our long-term belief that sales and market share will grow. We also reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today's geopolitical tensions may be with us for some time. Despite these areas of concern, we think 2003 will be positive for equities, though results for companies and industries are likely to vary greatly, providing opportunities to add value through research and active stock selection.

In our view, the broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates and mortgage refinancing, and the recovery is broadening to include many economic sectors. We believe that investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (23.79)%
               SINCE 2/1/2000 (INCEPTION)      (7.99)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       4.25%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Large Cap Value Series-Class S     S&P 500 Index
         ------------------------------     -------------
2/1/00             10,000.00                  10,000.00
  3/00             10,710.00                  10,770.10
  6/00             10,690.00                  10,484.00
  9/00             10,750.00                  10,382.40
 12/00             10,681.20                   9,570.62
  3/01              9,762.52                   8,436.66
  6/01             10,580.30                   8,930.07
  9/01              8,803.45                   7,619.83
 12/01             10,294.20                   8,434.00
  3/02             10,344.80                   8,457.25
  6/02              8,565.03                   7,324.85
  9/02              6,896.52                   6,060.14
 12/02              7,845.19                   6,570.73

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Pfizer, Inc.                                         3.8%
   2. AstraZeneca Plc, ADR                                 3.3%
   3. SLM Corporation                                      2.7%
   4. Bank One Corporation                                 2.7%
   5. Forest Laboratories, Inc.                            2.7%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

HOW DID THE SERIES PERFORM?

The Limited Maturity Bond Series (the "Series") returned 7.24% for the year ended December 31, 2002 versus the Lehman Brothers 1-5 Government/Credit Bond Index ("Index") return of 8.12%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The year began with a Fed Funds target rate of 1.75% and a market view that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would raise rates by year-end. Expectations at the beginning of the year were that the economy would recover by year-end led by a tightening of historically wide corporate bond spreads. After a robust first quarter of investment grade corporate issuance, supply dropped dramatically and remained slow throughout the year.

Through the third quarter, liquidity fears, accounting concerns, potential and declared bankruptcies, downgrades, and disappointing earnings plagued the markets. Worldcom, Qwest, Tyco, Adelphia, Telus, Williams, and NRG, to name a few in a long list of fallen angels, all contributed to the markets' volatility. Sprint and Williams came to the brink of bankruptcy in the third quarter only to be saved in the eleventh-hour as they were able to renegotiate their bank lines, but at very unfavorable rates, and Household International narrowly escaped as HSBC announced its intention to acquire the company. The airline industry continued to struggle post September 11th with US Air and UAL declaring bankruptcy. Finally, companies in the chemical, aerospace/defense, wireless/wireline, utility, railroad, regional banks, and technology sectors all missed their earning estimates and sighted poor expectations into early 2003.

Clearly an expansionary fiscal policy, an accommodative monetary policy, a weaker dollar, and a spendthrift consumer kept the U.S. out of a double-dip recession, but these traditional sources of stimulus failed to break the domestic economy out of its slow growth rut. The rally in the stock market was a welcome relief, but the collapse in capital spending, and increasing joblessness have hindered the economy. While the home mortgage refinancing wave and tax cuts enabled the consumer to spend, the decline of state tax revenues, and corporate de-levering took their toll. 2002 GDP is likely to come in between 2.5 and 3.0%

Finally, following a calamitous year of asset deflation both in equities and corporate debt, the Federal Reserve signaled, at its November meeting, that inflation is not their major concern, just yet, and surprised the markets by easing the Fed Funds rate another 50 basis points.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VERSUS ITS BENCHMARK?

Throughout 2002, the Series' duration was generally shorter than the benchmark. In a year where treasuries rallied and rates declined, the Series' shorter duration contributed to the Series' under-performance. Also, although the Series was overweight spread product, ultimately generated excess return relative to like duration treasuries, a handful of corporate credits detracted from performance. In particular, Tenet Healthcare in December under-performed significantly.

Although the Series was overweight the telecom sector, it was able to avoid major losses by selling problem credits such as Worldcom and Qwest at very favorable prices. The Series was also able to trade out of positions of Dynegy and Tyco at attractive levels.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

Our central scenario for 2003 calls for the Fed and the Bush administration to be ultimately successful in their attempts to stimulate the economy. The Fed continues to inject massive amounts of liquidity into an economy and banking system that has already begun to expand credit. Additionally, unlike the past decade or so when the Central Bank relied exclusively on monetary policy, the Fed has decided that additional policy levers are acceptable in our nation's effort to ward off a double-dip recession and deflation. We see evidence of this in the budget deficits, not to mention President Bush's recent $670 billion 10-year stimulus plan, and the recent changes in the White House administration that will likely lead to a weaker dollar. The degree of the monetary, fiscal, dollar and tax stimuli is truly staggering and every bit as extensive as Reagan's 1982-stimulus package.

Even though we look for economic growth to improve to 2.5-3.0% in 2003, we believe it will be subdued in the first half of the year, as the economy still needs to work off excess capacity, reduce high debt levels and increase savings.

Given this scenario, the Series will continue to overweight spread product with the belief that economic recovery and a strong demand/limited supply for spread product will ultimately prevail. In terms of duration, given the market volatility, the equity market performance, and the current geo-political risks, the Series' duration will be kept approximately in line with the Index.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                       1 YEAR       7.24%
                       5 YEAR       6.32%
                      10 YEAR       5.89%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Limited Maturity Bond Series-Class S       Lehman Brothers 1-5 Year Govt/Credit Bond Index
         -------------------------------------      -----------------------------------------------
12/92                 10,000.00                                   10,000.00
12/93                 10,484.00                                   10,710.00
12/94                 11,134.00                                   10,633.30
12/95                 11,001.50                                   12,003.00
12/96                 12,290.90                                   12,563.60
12/97                 13,110.70                                   13,459.70
12/98                 14,010.10                                   14,486.50
12/99                 14,168.40                                   14,789.20
12/00                 15,263.60                                   16,107.20
12/01                 16,612.90                                   17,561.30
12/02                 17,815.70                                   18,987.30

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 2, 1998, ING Investment Management, LLC became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE NON-CASH HOLDINGS AS OF
DECEMBER 31, 2002
(percentage of total net assets)

   1. Federal National Mortgage Association, due through
      2032 ranging from 3.500% to 8.500%                  19.4%
   2. Federal Home Loan Mortgage Corporation,
      due through 2024 ranging from 2.875% to 7.000%      11.7%
   3. U.S. Treasury Notes, due through 2012
      ranging from 1.875% to 7.500%                        8.5%
   4. Federal Home Loan Bank, due through 2005
      ranging from 3.250% to 5.250%                        5.7%
   5. World Omni Auto Receivables Trust,
      4.050% due 07/15/2009                                1.7%

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002?

The Liquid Asset Series (the "Series") Class S net return for 2002 was 1.43%. The Merrill Lynch 3-month U.S. Treasury Bill Index had a total return of 1.78% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

We began 2002 with a Fed Funds target rate of 1.75% and a market view that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would lower rates once more on January 30th at its meeting. However, views changed during the month and the Fed left rates alone. By the FOMC's mid-March meeting, economic numbers began to appear stronger than anticipated and market participants fully changed their views to expectations of increases in the Fed Funds rate and economic recovery in 2002. As the second quarter came and went however, expectations changed yet again.

Market concerns surrounding corporate governance and accounting issues that began in the second quarter continued into the third quarter of 2002. By the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea continued to hinder the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6th. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its current "soft spot." By characterizing the risks to the economy as balanced, the Fed attempted to signal its intention to avoid further rate cuts.

The LIBOR yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. While short LIBOR rates remained relatively stable prior to the Fed ease, one-year LIBOR fluctuated from 2.44% on December 31, 2001 to a high of 3.08% in March and ended at a low of 1.44% in December 2002.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

The average maturity of the Series fluctuated with changes in LIBOR rates and market expectations. In addition, excess cash was often maintained to support shareholder activity which at times fluctuated dramatically. In general for much of the year, the portfolio was positioned in expectation of an economic recovery and an eventual rise in rates by year-end. As such, long paper was purchased selectively when sufficiently compensated given Fed Funds rate expectations. In addition, the Series attempted to purchase Floating Rate Notes when possible which offer better relative value than commercial paper and should perform better in a rising rate environment. When the Fed lowered rates in November, the Series' average maturity was longer than competitors which helped performance. At year end, the average maturity was 51 days v. 53 days for the benchmark.

In retrospect, while the Series performed well in 2002, it would have performed better had it purchased more one-year paper throughout the whole year.

WHAT IS YOUR MARKET OUTLOOK FOR 2003?

Economic uncertainty emanating from a potential war with Iraq should result in a strong bid to the market (lower rates). Most market participants believe the Fed will keep rates unchanged until the second half of 2003 at the earliest. With a flat yield curve, purchases will be kept short until rates back-up significantly to merit the purchase of longer maturity paper. The Series' average maturity will remain generally in-line with the benchmark.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR       1.43%
                                   5 YEAR       4.22%
                                  10 YEAR       4.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       0.35%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE ISSUERS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Morgan Stanley Dean Witter & Company                14.5%
   2. Goldman Sachs Group, Inc.                            9.1%
   3. BankOne Corporation                                  4.9%
   4. Merrill Lynch &Company                               4.8%
   5. Wells Fargo & Company                                3.7%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM DURING THE YEAR?

The Managed Global Series (the "Series") Class S returned (20.18)% for 2002. The Morgan Stanley Capital International All Country World Free Index returned (18.98)% in the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

It was another year of sharp declines for the world's major equity markets, although a substantial rally in October and November helped stocks in all of the G-7 economies except Japan post solid gains in the fourth quarter. Several of the industries that faced the strongest headwinds in 2002 -- including technology, telecoms, media, and insurance -- came back strongly. Retail, consumer staples, consumer discretionary, and certain industrial stocks had negative returns or lagged market averages. The Euro rose more than 5% in the fourth quarter against the U.S. dollar and the Yen was also stronger.

The U.S. Federal Reserve cut short-term interest rates in early November as the U.S. economy remained sluggish, albeit stronger than Europe and Japan. U.S. GDP growth for the third quarter was revised sharply upward, helping quell fears of a double-dip recession. However, manufacturing remained weak and unemployment edged higher. With profit worries reduced and recession fears allayed, stocks climbed higher. Those more closely tied to an economic recovery generally provided the best results.

The European Central Bank made its long-awaited decision to ease, cutting short-term rates 50 basis points. The large euro-zone economies, particularly Germany, continued to slow, business confidence waned, and governments faced serious fiscal shortfalls. Mergers, CEO dismissals, government bailouts, and rights offerings all punctuated a difficult period for struggling companies in insurance and finance, telecom, and various industrial areas. European insurance stocks, which suffered in 2002 from exposure to capital markets losses, natural disasters, and terrorism, rebounded strongly along with other capital markets-related firms despite reporting sizeable losses.

Japan's newly appointed head bank regulator heaped an unusual amount of public criticism on the country's troubled banking sector, though his plan for dealing with the banks' nonperforming loans was considerably watered down by conservative factions of the ruling party. Nevertheless, reform rhetoric raised extreme possibilities such as nationalization and sent shares of the large banks (and companies associated with them) sharply lower.

Despite a fourth quarter rally in equity markets worldwide, the Series ended the year behind its benchmark. With the Series positioned for continued economic growth, weakness in the global economy throughout the second and third quarters hurt results. Semiconductor-related companies and others in the IT group detracted from Series performance as did holdings in large global media companies. European financials -- particularly insurance and reinsurance, but also investment banks -- were detrimental to returns as these companies faltered along with poor equity and corporate bond markets, though operating earnings at many insurance companies improved with higher premium income. U.S.-based money center banks held back returns, although stock selection remained strong among U.S. diversified financials. Positions in the major pharmaceutical stocks also hurt performance, though several health-care-related stocks were additive.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The possibility of war in Iraq is having a negative impact on equities and oil prices. Markets loathe uncertainty, and geopolitical concerns will likely put a damper on stock prices for the time being. Still, we continue to believe the world economy is recovering, though that recovery is still fairly weak and dependent on U.S. growth. Corporate profits and free cash flow are improving, balance sheet repair is making headway, and dividend yields are attractive in many regions of the world. Against a backdrop of relatively accommodating central bank policies, we expect global equity markets will exhibit modest earnings growth going forward and that dividends will play a much greater role than multiple expansion.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (20.18)%
                                   5 YEAR       4.88%
                                  10 YEAR       4.74%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       2.98%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Managed Global Series-Class S      Morgan Stanley Capital International All Country World Free Index
         -----------------------------      -----------------------------------------------------------------
12/92             10,000.00                                        10,000.00
12/93             10,609.00                                        12,488.00
12/94              9,260.60                                        13,115.50
12/95              9,949.58                                        15,667.80
12/96             11,170.40                                        17,736.00
12/97             12,529.80                                        20,395.50
12/98             16,202.30                                        24,875.50
12/99             26,458.40                                        31,546.20
12/00             22,606.10                                        27,149.80
12/01             19,913.70                                        22,829.60
12/02             15,895.10                                        18,497.00

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On February 1, 2000, Capital Guardian Trust Company became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by other Portfolio Managers.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Vodafone Group Plc                                   2.9%
   2. Pfizer, Inc.                                         2.5%
   3. AstraZeneca Plc                                      2.2%
   4. Sanofi-Synthelabo S.A.                               2.1%
   5. Royal Dutch Petroleum Company                        2.0%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

HOW DID THE SERIES PERFORM?

The Mid Cap Growth Series (the "Series") Class S had a total return of (48.80)% for the twelve months ended December 31, 2002. During the same period, the Russell Mid-Cap Growth Index and Russell 2000 Index returned (27.41)% and (20.48)%, respectively.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Most of the Series' underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the Series; in the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign and Citrix, business services firm CSG Systems, telecom company American Tower Corporation, and health care firms Cytyc Corporation and Genzyme Corporation.

As mentioned in the Series' June, 2002 semiannual report, the management team and the strategy of the Series were changed in June. We began a transition to a more diversified and less concentrated portfolio, with more companies represented in the Series and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will see how this new strategy will perform.

In the first half of the year, one of the few areas that benefited performance was our large energy position. After President Bush made his "axis of evil" speech, we believe the market began to price in a war premium, and energy stocks rose. We sold into that strength and took some profits.

In the latter half of the year, we began to see benefits from diversifying into some relatively new areas for the Series. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002; this helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers.

Our increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

We have taken a relatively diversified approach entering the New Year, positioning the portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (48.80)%
              SINCE 8/14/1998 (INCEPTION)      (2.89)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.36)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Mid-Cap Growth Series-Class S      Russell 2000 Index        Russell Mid-Cap Growth Index
         -----------------------------      ------------------        -----------------------------
8/14/98           10,000.00                    10,000.00                      10,000.00
  12/98           11,612.50                    10,105.90                      11,007.70
   6/99           14,082.60                    11,044.10                      12,569.60
  12/99           20,792.70                    12,254.00                      16,653.80
   6/00           25,606.10                    12,626.10                      18,677.50
  12/00           22,492.80                    11,883.80                      14,697.20
   6/01           21,336.50                    12,698.20                      12,792.00
  12/01           17,179.20                    12,179.30                      11,735.50
   6/02           10,152.50                    11,606.70                       9,423.17
  12/02            8,795.60                     9,684.52                       8,519.35

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. McGraw-Hill Companies, Inc.                          2.2%
   2. EchoStar Communications Corporation, Class A         2.1%
   3. Caremark Rx, Inc.                                    1.9%
   4. Mylan Laboratories, Inc.                             1.9%
   5. SunGard Data Systems, Inc.                           1.8%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?

The Real Estate Series (the "Series") Class S returned 0.20% for the year; this compares to the Wilshire Real Estate Securities Index return of 2.66%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

For the full-year, REITs dramatically outperformed the broader markets as the S&P and Dow Jones Industrial Averages lost 22.09% and 16.80%, respectively. During the year, we noted two primary risks for the sector. We commented that we became more cautious when there is a disconnect between near term real estate fundamentals and REIT share prices and we also noted that a recovery in the broad equity market may cause investors to rotate out of the sector. Unfortunately, both issues put pressure on REIT share prices in the second half of the year. The sector ended the year at a level that approximates the underlying real estate value of its assets.

The performance by the subsectors of the REIT industry in the year was most highly correlated with the perception of the relative defensiveness of the cash flow of the underlying properties in a weaker than expected economic environment. Retail REITs, both the malls and strip shopping centers, dramatically outperformed in 2002. Despite modest declines in consumer confidence and spending, retail tenant demand remained strong resulting in firm occupancies and rental rates. In contrast, apartment and office stocks underperformed as they continued to face weak demand conditions at their properties, which will likely persist until job growth returns. Hotel stocks underperformed due to weak corporate demand and a host of political uncertainties.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

From an attribution perspective, the bulk of the underperformance came from sector allocation. Larger detractions came from an overweight to the hotel and office sectors. The theme for the weakness in these sectors was the weaker than expected economic recovery, which resulted in a lack of meaningful job growth and continued weakness in business confidence. In contrast to the weak corporate sector, the consumer remained strong and this resulted in favorable demand from retail tenants. In the retail sector, the favorable attribution from the overweight of the mall subsector was primarily offset by an underweight to the strip shopping center subsector.

Given current economic conditions, our preference was for those companies with higher quality assets typically characterized by longer-term leases and located in markets with high entry barriers. We were rewarded for owning central business district office and selected strip shopping centers. The Series also benefited in the hotel sector where we focused on upscale assets in urban markets. This strategy did not pay off in the apartment sector which suffered from weak demand.

WHAT IS YOUR OUTLOOK?

Given the dramatic slowdown in new real estate supply, when demand recovers we expect to see occupancy rates and rental levels recover. However, there is some risk that non-dedicated investors may rotate out of REITs to early cyclical or higher beta stocks that are likely to benefit more than REITs in the beginning stages of a recovery. An added risk to the attraction of REITs is the Bush administration's proposed reduction or elimination of taxes on dividends. On the positive side, since the sector is already trading on par with underlying asset value, we believe any share price declines would result in additional corporate share repurchases, which would support valuations. Thus, although the sector faces some risk of underperforming the broader equity market in an economic recovery, we believe there is a level of downside protection as a result of underlying asset valuation and related share buyback programs.

                                                                      VAN KAMPEN

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR       0.20%
                                   5 YEAR       3.40%
                                  10 YEAR      11.06%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (3.53)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Real Estate Series-Cass S         Wilshire Real Estate Securities Index
         -------------------------         -------------------------------------
12/92           10,000.00                            10,000.00
12/93           11,727.00                            11,524.20
12/94           12,470.50                            11,713.50
12/95           14,539.40                            13,312.00
12/96           19,671.70                            18,220.60
12/97           24,154.90                            21,828.00
12/98           20,906.10                            17,980.40
12/99           20,109.60                            17,407.50
12/00           26,341.50                            22,757.70
12/01           28,485.70                            25,145.50
12/02           28,542.70                            25,798.70

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On December 17, 2001, Van Kampen became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Simon Property Group, Inc.                           7.5%
   2. Brookfield Properties Corporation                    5.5%
   3. AvalonBay Communities, Inc.                          5.5%
   4. Equity Office Properties Trust                       5.4%
   5. Equity Residential                                   4.5%

                                  THE GCG TRUST
                                 RESEARCH SERIES

HOW DID THE SERIES PERFORM IN THE YEAR?

For the year ended December 31, 2002, the Research Series (the "Series") Class S returned (24.87)%. This compares to a return of (22.09)% for the S&P 500 Index and (16.19)% for the Russell Mid-Cap Index during the same period.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?

All of the sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs, fall out from the Enron scandals, and weak balance sheets. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

Relative to our benchmark, the Series was overweighted in financials, especially property and casualty insurance companies and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America Corporation, with its strong consumer base and limited exposure to Latin American debt, was a standout for the fund because of the strong performance of its consumer business lines.

Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston Financial Corporation was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the Series were Tyco, Bristol-Myers Squibb, and AmDocs. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

We think that many of the strong performing financial stocks are nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks are now attractively valued in our opinion. Eli Lilly and Company, Pfizer, Inc., and Forest Laboratories, Inc. each have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.


WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

After a difficult year in the market, we are finding many stocks whose prices are well below what we think they are worth. In particular, we are interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We will be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (24.87)%
              SINCE 8/14/1998 (INCEPTION)      (4.92)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (1.45)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Research Series-Class S   S&P 500 Index    Russell Mid-Cap Index
         -----------------------   -------------    ---------------------
8/14/98       10,000.00             10,000.00             10,000.00
  12/98       11,453.60             11,040.60             10,593.20
   6/99       12,519.50             12,406.00             11,688.10
  12/99       14,228.70             13,362.80             12,524.50
   6/00       15,100.50             13,305.80             13,165.40
  12/00       13,583.20             12,146.60             13,557.70
   6/01       11,819.40             11,333.60             13,291.70
  12/01       10,668.50             10,704.00             12,795.20
   6/02        9,101.55              9,296.36             12,065.00
  12/02        8,015.23              8,339.27             10,724.30

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Pfizer, Inc.                                         4.5%
   2. Wal-Mart Stores, Inc.                                3.7%
   3. Citigroup, Inc.                                      3.2%
   4. Johnson & Johnson                                    3.0%
   5. Exxon Mobil Corporation                              2.9%

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

HOW DID THE SERIES PERFORM FOR THE YEAR?

For the year ended December 31, 2002, the Special Situations Series (the "Series") Class S returned (25.95)%. This compares to a return of (22.09)% for the S&P 500 Index during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

There were very few positives over the past year as stocks tumbled in the second and third quarters amid fears of war, profit warnings, credit downgrades and soft economic data. While better-than-expected earnings and improving economic news fueled an advance in October and November, geopolitical tensions, job concerns and retail pressures tempered near-term expectations. Meanwhile, excess capacity continued to haunt the business environment, especially in light of declining industrial production and manufacturing activity.

WHAT OTHER FACTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

In this environment, the Series declined and underperformed its benchmark. Though the Series lost ground, our focus on companies capable of generating substantial cash flow should continue to help us weather the murky investment climate.

Our investment strategy centered on a company's intrinsic value, which we define as the value of a company based on its future discounted cash flows, versus its market value. When intrinsic value is less than the current market value, we look to buy, and when it is above, we look to sell. An example of psychology driving a divergence between market value and intrinsic value in the Series was the experience of Station Casinos, Inc.

Station Casinos has been a long-term holding of the Series due to what we believe is a superior collection of assets that dominates the local market in Las Vegas. The stock had appreciated 70% in the first half of the year before collapsing and losing almost the entire amount of the gain in a period of a couple of weeks. A month later, the stock began to sell at a price above where it was before it imploded. Did this company's drastic market move mean that its intrinsic value changed as dramatically during this period? The answer is quite simply, no. In fact, Station Casinos fully rebounded from its near-term setback and was a positive contributor to the Series.

Unfortunately, El Paso did not rebound during the period. What first attracted us to this company was its powerful asset base. Unfortunately, two events occurred which pressured the stock. First, the company considerably scaled back from the merchant energy business, which proved to be more costly than we had anticipated. Second, the company was hit by a legal reversal by the Federal Energy Regulatory Commission's Administrative Law Judge, which potentially exposes the company to substantial legal liability. As a result, El Paso caused severe damage to the performance of the Series before the position was liquidated.

WHAT IS YOUR OUTLOOK FOR THE SERIES?

In conclusion, we firmly believe that we have built a portfolio of excellent companies that will grow over time. As we visit and speak with company leaders and employees, we get the sense that while the economy is certainly not accelerating rapidly, it is recovering. That said, we think that as the economy improves, the companies we own will demonstrate the ability to generate substantial cash flow. Consequently, and as we have seen already with Station Casinos, market value and intrinsic value will converge.

                                                    JANUS CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (25.95)%
              SINCE 10/2/2000 (INCEPTION)     (18.74)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.65)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Special Situations Series-Class S     S&P 500 Index
         ---------------------------------     -------------
10/2/00             10,000.00                    10,000.00
  12/00              8,920.43                     9,218.11
   3/01              8,489.93                     8,125.92
   6/01              8,710.18                     8,601.15
   9/01              7,388.63                     7,339.18
  12/01              8,471.90                     8,123.36
   3/02              8,893.49                     8,145.75
   6/02              7,508.27                     7,055.06
   9/02              5,982.53                     5,836.93
  12/02              6,273.60                     6,328.72

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Liberty Media Corporation, Class A                   8.4%
   2. Magnum Hunter Resources, Inc.                        5.4%
   3. Apple Computer, Inc.                                 5.1%
   4. Westwood One, Inc.                                   4.5%
   5. Cadence Design Systems, Inc.                         4.5%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE YEAR?

The Strategic Equity Series (the "Series") Class S returned (31.69)%, underperforming its benchmarks, the Russell Mid-Cap Growth Index and the S&P Mid-Cap 400 Index, which returned (27.41)% and (14.51)%, respectively, for the year ended December 31, 2002.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

During 2002, the U.S. financial markets recorded a third consecutive year of annual declines, and the economy continued to show signs of strength as it made its way through a somewhat choppy recovery. The losses for the major indices this year were even greater than in 2000 or 2001, and most of the damage occurred within the first half of the year. The major negative influences on the markets during 2002 included investor concern over a possible war with Iraq, other heightened geopolitical issues, and repeated reports of scandalous activity in corporate America. The positive news during the year related mostly to the economy, with real GDP growth expected at a healthy 3% for all of 2002, productivity rates at levels not seen in 50 years, relatively nonexistent inflation, a low interest rate environment that fueled consumer spending, and a booming housing market. In addition, although the employment rate is currently rather high in terms of recent history, it is still below the average annual unemployment rate recorded over the last 30 years.

During the year, all of the sectors within the S&P 500 Index posted large declines, with telecom services and information technology performing the worst. The consumer staples and materials sectors declined the least during the year. Growth stocks remained out of favor in 2002, as value stocks strongly outperformed them for the year. Small cap growth stocks suffered the greatest losses, while mid cap value-oriented stocks had the best performance. Since the market's apparent low in October, telecom services and information technology have been the best performing sectors within the S&P, and small cap growth-oriented stocks have outperformed small cap value.

WHAT SECTORS/SECURITIES CONTRIBUTED THE MOST TO THE SERIES' PERFORMANCE?

For the year 2002 the Series had poor relative performance in utilities, materials and consumer discretionary, and good relative performance in the health care, information technology, and energy sectors. The portfolio had underweight positions in the health care and information technology sectors on average during the year.

During the first quarter, managers added holdings in the industrial sector, while reducing healthcare; the Series was overweight in the consumer discretionary sector, in anticipation of the improving economic climate. During the second quarter, the Series had good relative performance due to stock selection in the health care and information technology sectors. The biggest drag on relative performance was the consumer discretionary sector, which performed poorly and sold-off heavily during the first and second quarter primarily in media stock selection. Managers held overweight positions in the energy and financials sectors and an underweight position in the health care sector relative to the Russell Mid-Cap Growth Index throughout the third quarter. An overweight position in the utilities sector was the greatest detractor from the Series' relative performance, while the information technology sector also detracted from performance amid particular weakness in electrical equipment and computer peripherals stocks. During the fourth quarter the Series had good relative performance in the energy, consumer discretionary, industrials and information technology sectors. Materials, health care and telecommunications detracted from performance relative to the benchmark as many companies with weak fundamentals in biotechnology and telecommunications space rallied.

WHAT IS YOUR OUTLOOK FOR 2003?

Although economic growth has slowed recently, and concern over geopolitical risks and corporate governance issues may persist, the recovery in the economy and the financial markets is expected to continue into 2003. At its November 6 meeting, the Federal Reserve cut the Federal Funds Target rate by 50 basis points to 1.25%, its lowest level in over 40 years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for GDP growth. Additionally, improvements in corporate profits are expected to promote increases in capital spending, which should provide additional fuel for growth in the long run. Finally, a fiscal stimulus package proposed by the Bush administration, if passed, should also contribute to the strength of the economy in the new year.

                                            A I M CAPITAL MANAGEMENT GROUP, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (31.69)%
                                   5 YEAR      (5.77)%
              SINCE 10/2/1995 (INCEPTION)       1.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.07)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Strategic Equity Series-Class S    Russell Mid-Cap Growth Index       S&P Mid-Cap 400 Index
         -------------------------------    ----------------------------       ---------------------
10/2/95            10,000.00                        10,000.00                        10,000.00
  12/95            10,033.40                        10,188.40                        10,142.90
  12/96            11,979.20                        11,969.00                        12,090.50
  12/97            14,752.90                        14,667.10                        15,990.00
  12/98            14,877.00                        17,287.20                        19,046.30
  12/99            23,243.70                        26,154.30                        21,850.00
  12/00            20,349.50                        23,081.40                        25,675.20
  12/01            16,041.00                        18,430.20                        25,517.20
  12/02            10,958.10                        13,379.40                        21,816.50

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 1, 1999, A I M Capital Management Group, Inc. became the Portfolio Manager of the Series. Prior to that date, the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. UTStarcom, Inc.                                      2.7%
   2. Anthem, Inc.                                         2.3%
   3. SunGard Data Systems, Inc.                           2.0%
   4. Jacobs Engineering Group, Inc.                       2.0%
   5. Lamar Advertising Company                            1.9%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARKS FOR THE YEAR?

The Total Return Series (the "Series") Class S returned (5.10)% for the twelve months ended December 31, 2002. This performance compares to returns over the same period of (22.09)% and 11.04%, respectively, for the Series benchmarks, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT SECTORS/STOCKS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Generally, we like to keep 40% to 45% of the Series invested in bonds. Because of stock market volatility, we kept the portfolio at the higher end of that range in 2002. Our bond holdings contributed significantly to the Series' performance by providing income and a measure of stability to the overall portfolio. Our U.S. Treasury Bonds turned in the strongest results for the period. Toward the end of the period, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

Relative to our benchmark, we were overweighted in energy. Oil prices remained high throughout the period, attributable in part to tensions in the Middle East, and those higher prices translated into solid earnings. Banks and insurance companies were among our most successful financial stocks. The bank stocks we held did well because interest rates were low and there were fewer than expected credit problems. Property and casualty insurers were able to raise premiums as their corporate customers sought to maintain their coverage. Bristol-Myers Squibb Company illustrates the woes of the pharmaceutical industry. Although many of its older drugs were coming off patent protection, we believed that their new drugs in development would make up for the ones they'd be losing. Unfortunately, enough new drugs did not receive approval to make up the shortfall and the company's earnings suffered. Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine Corporation, which develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of fierce competition and the creation of too much capacity. Sears, Roebuck and Company's stock price declined significantly in the fourth quarter when its retail sales continued to be weak and problems surfaced in its credit card business.

Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. After a year of falling prices, pharmaceutical stocks are attractively valued in our opinion. Railroad stocks interest us because many are selling at low prices relative to their earnings and they are generating good yields. We believe they should continue to do well when the economy recovers. We continue to find high-grade bonds attractive but are committed to limiting the Series' exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in healthcare, utilities, and defense industries as well as government agencies and mortgage-backed issues. We believe that these bonds should do well in almost any economic climate and offer better yields than U.S. Treasury securities.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

There will be an economic recovery, eventually. Right now we are cautiously optimistic about that and own more cyclical stocks as a result. We find paper and chemical companies to be attractive. They offer good current dividend yields that we believe will help compensate for any near term uncertainty and their prices should respond quickly when an economic recovery does occur. However, geopolitical tensions in the Middle East and the Korean peninsula hang like a dark cloud over world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR      (5.10)%
              SINCE 8/14/1998 (INCEPTION)       4.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)       1.22%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                   Lehman Brothers Govt./    60% S&P500/40% Lehman Govt./
                Total Return Series-Class S     S&P 500 Index      Corporate Bond Index        Corporate Bond Index
                ---------------------------     -------------      ---------------------       ---------------------
8/14/98                 10,000.00                 10,000.00             10,000.00                   10,000.00
  12/98                 10,690.30                 11,040.60             10,500.60                   10,824.60
   6/99                 11,231.60                 12,406.00             10,261.40                   11,548.10
  12/99                 11,051.60                 13,362.80             10,275.00                   12,127.70
   6/00                 11,352.00                 13,305.80             10,704.50                   12,265.30
  12/00                 12,874.70                 12,146.60             11,492.80                   11,885.10
   6/01                 12,919.90                 11,333.60             11,896.00                   11,558.60
  12/01                 12,938.40                 10,704.00             12,470.00                   11,410.40
   6/02                 12,727.90                 92,96.360             12,876.90                   10,728.60
  12/02                 12,278.50                  8,339.27             13,846.10                   10,542.00

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Viacom, Inc., Class B                                1.4%
   2. Citigroup, Inc.                                      1.4%
   3. Pfizer, Inc.                                         1.3%
   4. Exxon Mobil Corporation                              1.1%
   5. Freddie Mac                                          1.1%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM IN 2002?

For the year ended December 31, 2002, the Value Equity Series (the "Series") Class S returned (17.05)%, while the Russell 1000 Value Index returned (15.52)%, and the S&P 500 Index returned (22.09)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The stock market turned in its third consecutive year of losses in 2002. We have not witnessed a period such as this since the Great Depression 60 years ago. The Dow Jones Industrial Average's drop of 16.8% and the S&P 500 Index's decline of 22.09% are the sharpest declines in these indices since the 1970s. A weak economy, slowing profits, gross corporate malfeasance and global turmoil involving Iraq, North Korea and Venezuela conspired to lower investor confidence and, in turn, every S&P 500 sector. The broad-based decline was unusual as very few asset classes or sectors appreciated during the year.

There are two possible silver linings amongst all the pessimism: one, the market correction caused by slumping demand and oversupply has brought valuations down to more reasonable levels; and two, despite all of these negative developments, the consumer has remained resilient, which has helped keep the recession relatively mild.

WHAT SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

Our under-weighting in the technology and financial services sectors impacted the Series' relative performance positively in 2002. Corporations continued to put off major technology expenditures due to the economic uncertainty that pervaded throughout the year. Financial services companies were hit with corporate and individual credit concerns and were affected negatively by the overall economic slowdown.

Our over-weighting in the energy sector was a major drag on the Series' relative performance in 2002. The energy sector was down due to a lack of recovery in spending by exploration and production companies, concerns over energy trading operations following the Enron debacle and market nervousness about the sustainability of high commodity prices. We do, however, believe the energy sector will benefit in 2003 from an improvement in global economic activity.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The S&P 500 Index has not recorded four consecutive negative years since the Great Depression. Of course, this is no guarantee that 2003 will be positive for the major indices, but, looking objectively at the facts, we believe the evidence strongly supports a better outlook for 2003. Monetary policy continues to be supportive. Fiscal policy is becoming even more expansive and will have a definite pro-investor tilt to it. Corporate earnings are expanding and have been for three quarters. Finally, valuations in the context of current interest rates and inflation are reasonable in our opinion.

To be sure, there are plenty of things for investors to worry about Iraq, North Korea, terrorism, corporate debt levels and an "over-spent" and "under-saved" consumer. And we are all still operating in the aftermath of one of the greatest speculative bubbles in financial history, which adds to uncertainties and may distort any historical road map.

Yet, while we are not expecting a return to the heady days of 20%-plus annual equity returns anytime soon, we do believe there are abundant opportunities for carefully selected equity portfolios to begin the process of capital recovery and long-term growth.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (17.05)%
                                   5 YEAR      (2.52)%
               SINCE 1/3/1995 (INCEPTION)       6.67%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (2.65)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Value Equity Series-Class S    S&P 500 Index   Russell 1000 Value Index
         ---------------------------    -------------   ------------------------
1/3/95          10,000.00                  10,000.00          10,000.00
 12/95          13,521.50                  13,753.40          13,836.00
 12/96          14,957.80                  16,909.10          16,830.00
 12/97          19,038.30                  22,548.40          22,751.00
 12/98          19,334.00                  28,997.00          26,307.00
 12/99          19,433.50                  35,096.10          28,240.00
 12/00          21,138.80                  31,901.70          30,221.00
 12/01          20,203.00                  28,113.00          28,532.00
 12/02          16,757.10                  21,902.20          24,103.00

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Citigroup, Inc.                                      5.4%
   2. HCA, Inc.                                            4.3%
   3. Verizon Communications, Inc.                         4.0%
   4. Viacom, Inc., Class A                                3.9%
   5. International Business Machines Corporation          3.6%

                                  THE GCG TRUST
                       VAN KAMPEN GROWTH AND INCOME SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?

For the calendar year 2002, the Van Kampen Growth and Income Series (the "Series") Class S returned (14.75)% as compared to its benchmark, the Russell 1000 Index that returned (21.65)%.

Van Kampen began managing the Series on January 30, 2002. Total returns from January 30, 2002 through December 31, 2002 were (14.38)% for the Series and (20.64)% for the Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

During most of 2002, economic and political concerns combined with accounting scandals and loss of confidence in American corporations resulted in ongoing declines for stocks both domestic and global. During the fourth quarter, improving economic data and the Federal Reserve Bank's reduction in short-term interest rates spurred a two-month rally that raised hopes for a prolonged stock market recovery. However, the rally was short lived and the market ended the year on a down note.

WHAT OTHER SECTORS/INDUSTRIES ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. ITS BENCHMARK?

Industrials, materials and energy were among the sectors which contributed the strongest to performance during the year while consumer discretionary and information technology were among the major detractors.

Among larger sector commitments at year-end were financials, energy, industrials, healthcare, and consumer discretionary. Underweight positions included telecommunications and utilities, where we have concerns about the long-term prospects for the sectors.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

We are optimistic that next year will provide a more favorable stock market environment. Economic news has been more positive; however, the general consensus is that any recovery will be a mild one. Corporate earnings news was somewhat better in the final quarter of 2002, but we believe lack of strong earnings visibility may still limit the market's upside potential.

Following the October/November rally, we found that attractive investment opportunities were sparse in many sectors. We will continue to cautiously invest in stocks we believe may be positioned to benefit from a recovery.

                                                                      VAN KAMPEN

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS S:

                                   1 YEAR     (14.75)%
                                   5 YEAR      (0.57)%
              SINCE 10/4/1993 (INCEPTION)       8.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 2002
                                    CLASS A:

               SINCE 9/9/2002 (INCEPTION)      (0.78)%
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Van Kampen Growth and Income Series-Class S    Russell 1000 Index
        -------------------------------------------    ------------------
10/4/93                10,000.00                            10,000.00
  12/93                10,314.10                            10,231.70
  12/94                10,375.00                            10,366.10
  12/95                13,597.90                            14,256.80
  12/96                16,405.70                            17,528.10
  12/97                21,298.20                            23,373.80
  12/98                24,308.60                            30,058.50
  12/99                28,167.70                            36,380.80
  12/00                27,573.10                            33,069.50
  12/01                24,277.90                            29,142.10
  12/02                20,695.60                            22,703.90

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 30, 2002, Van Kampen became the Portfolio Manager of the Series. Along with the change was a name change from Rising Dividends Series to Van Kampen Growth and Income Series.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 2002
(percentage of total net assets)

   1. Allstate Corporation                                 4.3%
   2. Bristol-Myers Squibb Company                         3.8%
   3. Exxon Mobil Corporation                              3.2%
   4. Bank of America Corporation                          2.8%
   5. Sprint Corporation (Fon Group)                       2.7%

--------------------------------------------------------------------------------
    DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------

     GOLDMAN SACHS TECHNOLOGY INDUSTRY INTERNET INDEX -- a capitalization-weighted index of selected Internet companies.

     LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX -- an index of publicly issued investment grade fixed-rated debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed, and mortgage backed securities, with a maturity of one year or more.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- an index comprised of U.S. Treasury Bills with initial maturities of three months.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (MSCI EAFE) -- a capitalization weighted index that monitors the performance of stocks from Europe, Asia and the Far East.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     NASDAQ COMPOSITE INDEX -- a capitalization weighted index comprised of all NASDAQ National Market and Small-Cap stocks.

     RUSSELL 1000 INDEX -- an index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

     RUSSELL 1000 VALUE INDEX -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index that measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     STANDARD & POOR'S SMALL-CAP 600 INDEX (S&P 600) -- an index composed of 600 small-cap U.S. stocks.

     WILSHIRE 5000 INDEX -- an index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (RECs).

                       This page left intentionally blank.

---------------------------------------------------
    STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

                                                                                ASSET                       CAPITAL
                                                                             ALLOCATION      CAPITAL       GUARDIAN       CORE
                                                                 ALL CAP       GROWTH         GROWTH       SMALL CAP      BOND
                                                                 SERIES        SERIES         SERIES        SERIES       SERIES
                                                               ------------  -----------   ------------  ------------- ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .......................................  $305,703,353  $45,863,149   $295,605,616  $ 489,715,703 $522,790,619
   Foreign currency, at cost ................................            --           --             --             --    1,310,168
                                                               ============  ===========   ============  ============= ============
   Investments at value .....................................  $252,783,312  $43,009,833   $288,132,622  $ 345,674,443 $527,170,380
Cash ........................................................           143    4,047,613      1,464,676     20,587,505    4,557,708
Foreign currency, at value ..................................            --           --             --             --    1,277,176
Receivables:
   Shares of beneficial interest sold .......................       304,025           --            213         10,323      204,533
   Investment securities sold ...............................            --      128,742        569,441         17,309   10,776,327
   Dividends and/or interest ................................       485,472      243,254        135,264        655,904    3,099,381
   Directed brokerage (Note 2) ..............................         4,677           --          2,006             --           --
Collateral on loaned securities (Note 1) ....................    22,631,091           --     95,502,365     99,023,838           --
                                                               ------------  -----------   ------------  ------------- ------------
     Total Assets ...........................................   276,208,720   47,429,442    385,806,587    465,969,322  547,085,505
                                                               ------------  -----------   ------------  ------------- ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ...................           424       33,921        178,587        633,314        1,189
   Investment securities purchased ..........................       598,966        1,160      1,197,560        805,253  104,381,884
   Forward foreign currency contracts (Note 1) ..............            --           --             --             --      372,146
   Interest rate swap agreements (Note 1) ...................            --           --             --             --    1,349,330
   Variation margin .........................................            --           --             --             --       99,968
Cash overdraft ..............................................            --           --             --             --           --
Options written (Premiums received $2,502,787) ..............            --           --             --             --    2,331,064
Repayment of collateral on loaned securities (Note 1) .......    22,631,091           --     95,502,365     99,023,838           --
                                                               ------------  -----------   ------------  ------------- ------------
     Total Liabilities ......................................    23,230,481       35,081     96,878,512    100,462,405  108,535,581
                                                               ------------  -----------   ------------  ------------- ------------
NET ASSETS ..................................................  $252,978,239  $47,394,361   $288,928,075  $ 365,506,917 $438,549,924
                                                               ============  ===========   ============  ============= ============
NET ASSETS CONSIST OF:
Paid-in Capital .............................................  $348,172,422  $58,778,609   $527,580,257  $ 679,272,076 $426,201,964
Undistributed (distributions in excess of) net
   investment income ........................................       196,790        6,176             --        722,862    2,722,509
Accumulated net realized gain/(loss) on investments,
   written options, long options, interest rate swaps,
   futures contracts, forward foreign currency exchange
   contracts and foreign currency transactions ..............   (42,470,932)  (8,537,108)  (231,179,188)  (170,446,761)   4,339,318
Net unrealized appreciation/(depreciation) on
   investments, written options, long options, interest
   rate swaps, futures contracts, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ........................   (52,920,041)  (2,853,316)    (7,472,994)  (144,041,260)   5,286,133
                                                               ------------  -----------   ------------  ------------- ------------
     Total Net Assets .......................................  $252,978,239  $47,394,361   $288,928,075  $ 365,506,917 $438,549,924
                                                               ============  ===========   ============  ============= ============
CLASS S:
NET ASSETS ..................................................  $252,792,397  $47,394,361   $288,769,842  $ 365,176,693 $437,547,763
                                                               ============  ===========   ============  ============= ============
Shares of beneficial interest outstanding ...................    29,540,517    6,466,920     32,367,393     46,556,083   42,108,407
                                                               ============  ===========   ============  ============= ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .......  $       8.56  $      7.33   $       8.92  $        7.84 $      10.39
                                                               ============  ===========   ============  ============= ============
CLASS A:
NET ASSETS ..................................................  $    185,842          N/A   $    158,233  $     330,224 $  1,002,161
                                                               ============  ===========   ============  ============= ============
Shares of beneficial interest outstanding ...................        21,679          N/A         17,742         42,032       96,374
                                                               ============  ===========   ============  ============= ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .......  $       8.57          N/A   $       8.92  $        7.86 $      10.40
                                                               ============  ===========   ============  ============= ============

                       See Notes to Financial Statements.

                                                               DEVELOPING     DIVERSIFIED     EQUITY      EQUITY        EQUITY
                                                                  WORLD         MID-CAP       GROWTH      INCOME      OPPORTUNITY
                                                                 SERIES         SERIES        SERIES      SERIES        SERIES
                                                              -----------    -------------  ----------  ----------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ....................................... $  67,000,290  $  99,892,401  $6,482,972  $471,738,326  $ 290,215,428
   Foreign currency, at cost ................................       371,550             --          --            --             --
                                                              =============  =============  ==========  ============  =============
   Investments at value ..................................... $  62,696,678  $  90,280,648  $6,328,174  $403,938,551  $ 286,518,249
Cash ........................................................            --        503,573     380,597    14,570,300            467
Foreign currency, at value ..................................       370,977             --          --            --             --
Receivables:
   Shares of beneficial interest sold .......................           181        311,973     216,915       914,385        198,368
   Investment securities sold ...............................        96,685      3,378,456     137,420            --      3,805,956
   Dividends and/or interest ................................       123,475         73,548       6,885     1,272,808        340,558
   Directed brokerage (Note 2) ..............................            --             --          --         4,336         17,287
Collateral on loaned securities (Note 1) ....................            --             --          --    35,997,299     67,892,167
                                                              -------------  -------------  ----------  ------------  -------------
     Total Assets ...........................................    63,287,996     94,548,198   7,069,991   456,697,679    358,773,052
                                                              -------------  -------------  ----------  ------------  -------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ...................       235,211              2          --         8,506            418
   Investment securities purchased ..........................            --      3,124,295     268,086     1,765,608      3,560,543
   Forward foreign currency contracts (Note 1) ..............            --             --          --            --             --
   Interest rate swap agreements (Note 1) ...................            --             --          --            --             --
   Variation margin .........................................            --             --          --            --             --
Cash overdraft ..............................................       232,078             --          --            --             --
Options written (Premiums received $2,502,787) ..............            --             --          --            --             --
Repayment of collateral on loaned securities (Note 1) .......            --             --          --    35,997,299     67,892,167
                                                              -------------  -------------  ----------  ------------  -------------
     Total Liabilities ......................................       467,289      3,124,297     268,086    37,771,413     71,453,128
                                                              -------------  -------------  ----------  ------------  -------------
NET ASSETS .................................................. $  62,820,707  $  91,423,901  $6,801,905  $418,926,266  $ 287,319,924
                                                              =============  =============  ==========  ============  =============
NET ASSETS CONSIST OF:
Paid-in Capital ............................................. $ 106,396,769  $ 110,339,499  $7,612,962  $495,863,457  $ 500,436,284
Undistributed (distributions in excess of) net
   investment income ........................................        85,201             54         113     1,544,332        273,654
Accumulated net realized gain/(loss) on investments,
   written options, long options, interest rate swaps,
   futures contracts, forward foreign currency exchange
   contracts and foreign currency transactions ..............   (39,348,978)    (9,303,899)   (656,372)  (10,681,748)  (209,692,835)
Net unrealized appreciation/(depreciation) on
   investments, written options, long options, interest
   rate swaps, futures contracts, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ........................    (4,312,285)    (9,611,753)   (154,798)  (67,799,775)    (3,697,179)
                                                              -------------  -------------  ----------  ------------  -------------
     Total Net Assets ....................................... $  62,820,707  $  91,423,901  $6,801,905  $418,926,266  $ 287,319,924
                                                              =============  =============  ==========  ============  =============
CLASS S:
NET ASSETS .................................................. $  62,731,756  $  91,198,342  $6,334,328  $418,275,808  $ 287,276,350
                                                              =============  =============  ==========  ============  =============
Shares of beneficial interest outstanding ...................     9,890,406     12,312,283     803,198    43,048,479     28,651,154
                                                              =============  =============  ==========  ============  =============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ....... $        6.34  $        7.41  $     7.89  $       9.72  $       10.03
                                                              =============  =============  ==========  ============  =============
CLASS A:
NET ASSETS .................................................. $      88,951  $     225,559  $  467,577  $    650,458  $      43,574
                                                              =============  =============  ==========  ============  =============
Shares of beneficial interest outstanding ...................        14,031         30,378      59,275        66,919          4,340
                                                              =============  =============  ==========  ============  =============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ....... $        6.34  $        7.43  $     7.89  $       9.72  $       10.04
                                                              =============  =============  ==========  ============  =============

                                                                   FOCUS           FULLY
                                                                   VALUE           MANAGED
                                                                  SERIES           SERIES
                                                               ----------     ---------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .......................................    $7,173,672     $   786,497,418
   Foreign currency, at cost ................................            --                 222
                                                                 ==========     ===============
   Investments at value .....................................    $6,858,246     $   805,051,607
Cash ........................................................     1,251,397         191,058,037
Foreign currency, at value ..................................            --                 267
Receivables:
   Shares of beneficial interest sold .......................        62,304              74,145
   Investment securities sold ...............................        12,077                  --
   Dividends and/or interest ................................         2,204           3,915,960
   Directed brokerage (Note 2) ..............................            --               5,167
Collateral on loaned securities (Note 1) ....................            --         191,123,142
                                                                 ----------     ---------------
     Total Assets ...........................................     8,186,228       1,191,228,325
                                                                 ----------     ---------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ...................             2           1,364,668
   Investment securities purchased ..........................        83,271           2,925,029
   Forward foreign currency contracts (Note 1) ..............            --                  --
   Interest rate swap agreements (Note 1) ...................            --                  --
   Variation margin .........................................            --                  --
Cash overdraft ..............................................            --                  --
Options written (Premiums received $2,502,787) ..............            --                  --
Repayment of collateral on loaned securities (Note 1) .......            --         191,123,142
                                                                 ----------     ---------------
     Total Liabilities ......................................        83,273         195,412,839
                                                                 ----------     ---------------
NET ASSETS ..................................................    $8,102,955     $   995,815,486
                                                                 ==========     ===============
NET ASSETS CONSIST OF:
Paid-in Capital .............................................    $8,782,137     $   971,855,317
Undistributed (distributions in excess of) net
   investment income ........................................           100           4,513,436
Accumulated net realized gain/(loss) on investments,
   written options, long options, interest rate swaps,
   futures contracts, forward foreign currency exchange
   contracts and foreign currency transactions ..............      (363,856)            892,499
Net unrealized appreciation/(depreciation) on
   investments, written options, long options, interest
   rate swaps, futures contracts, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ........................      (315,426)         18,554,234
                                                                 ----------     ---------------
     Total Net Assets .......................................    $8,102,955     $   995,815,486
                                                                 ==========     ===============
CLASS S:
NET ASSETS ..................................................    $8,044,544     $   994,911,816
                                                                 ==========     ===============
Shares of beneficial interest outstanding ...................       952,000          58,072,835
                                                                 ==========     ===============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .......    $     8.45     $         17.13
                                                                 ==========     ===============
CLASS A:
NET ASSETS ..................................................    $   58,411     $       903,670
                                                                 ==========     ===============
Shares of beneficial interest outstanding ...................         6,918              52,691
                                                                 ==========     ===============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .......    $     8.44     $         17.15
                                                                 ==========     ===============

                       See Notes to Financial Statements.

---------------------------------------------------------
    STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
---------------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

                                                                  FUNDAMENTAL        GLOBAL                              HARD
                                                                    GROWTH          FRANCHISE         GROWTH            ASSETS
                                                                    SERIES           SERIES           SERIES            SERIES
                                                                  ----------       -----------    --------------     ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................  $4,769,613       $18,870,995    $  630,884,870     $ 67,298,014
   Foreign currency, at cost ...................................          --               132                 8            1,900
                                                                  ==========       ===========    ==============     ============
   Investments at value (a) ....................................  $4,453,343       $18,283,900    $  617,308,224     $ 67,095,144
Cash ...........................................................     268,134         2,024,050            72,383        2,443,242
Foreign currency, at value .....................................          --               133                 9            2,053
Receivables:
   Shares of beneficial interest sold ..........................      80,515           327,244           799,536          337,715
   Investment securities sold ..................................     107,481                --           470,025           76,049
   Dividends and/or interest ...................................       3,259            58,520           198,640          107,393
   Directed brokerage (Note 2) .................................          --                --           151,289               --
Collateral on loaned securities (Note 1) .......................          --                --       160,425,429               --
                                                                  ----------       -----------    --------------     ------------
     Total Assets ..............................................   4,912,732        20,693,847       779,425,535       70,061,596
                                                                  ----------       -----------    --------------     ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................          --                --             8,190               10
   Investment securities purchased .............................      38,261           784,137         2,664,886          641,469
   Forward foreign currency contracts (Note 1) .................          --            63,508                --               --
Repayment of collateral on loaned securities (Note 1) ..........          --                --       160,425,429               --
                                                                  ----------       -----------    --------------     ------------
     Total Liabilities .........................................      38,261           847,645       163,098,505          641,479
                                                                  ----------       -----------    --------------     ------------
NET ASSETS .....................................................  $4,874,471       $19,846,202    $  616,327,030     $ 69,420,117
                                                                  ==========       ===========    ==============     ============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................  $5,494,156       $20,679,844    $1,528,508,258     $ 87,052,615
Undistributed (distributions in excess of) net
   investment income ...........................................          --           (11,291)         (782,769)         356,182
Accumulated net realized loss on investments,
   forward foreign currency exchange contracts and
   foreign currency transactions ...............................    (303,415)         (171,416)     (897,821,814)     (17,787,873)
Net unrealized depreciation on investments,
   forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ...........................    (316,270)         (650,935)      (13,576,645)        (200,807)
                                                                  ----------       -----------    --------------     ------------
     Total Net Assets ..........................................  $4,874,471       $19,846,202    $  616,327,030     $ 69,420,117
                                                                  ==========       ===========    ==============     ============
Class S:
NET ASSETS .....................................................  $4,756,879       $19,132,708    $  616,225,095     $ 69,313,512
                                                                  ==========       ===========    ==============     ============
Shares of beneficial interest outstanding ......................     590,663         2,143,031        63,423,706        7,065,168
                                                                  ==========       ===========    ==============     ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $     8.05       $      8.93    $         9.72     $       9.81
                                                                  ==========       ===========    ==============     ============
Class A:
NET ASSETS .....................................................  $  117,592       $   713,494    $      101,935     $    106,605
                                                                  ==========       ===========    ==============     ============
Shares of beneficial interest outstanding ......................      14,607            79,934            10,494           10,851
                                                                  ==========       ===========    ==============     ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $     8.05       $      8.93    $         9.71     $       9.82
                                                                  ==========       ===========    ==============     ============

-----------------
(a) The Investors Series includes repurchase agreements amounting to $3,039,000.

                       See Notes to Financial Statements.

                                                                  INTERNATIONAL
                                                                    ENHANCED        INTERNATIONAL       INTERNET
                                                                      EAFE             EQUITY         TOLLKEEPER(SM)    INVESTORS
                                                                     SERIES            SERIES            SERIES          SERIES
                                                                   ------------     ------------       -----------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................   $  9,680,563     $133,677,032       $16,473,722    $115,458,814
   Foreign currency, at cost ...................................          7,343          450,311                --              --
                                                                   ============     ============       ===========    ============
   Investments at value (a) ....................................   $  8,797,189     $125,533,941       $14,564,256    $ 94,896,637
Cash ...........................................................        423,359       11,093,987           818,695         109,564
Foreign currency, at value .....................................          7,584          501,255                --              --
Receivables:
   Shares of beneficial interest sold ..........................         78,401               14                --             717
   Investment securities sold ..................................             --        2,756,632                --         259,973
   Dividends and/or interest ...................................         14,333          396,200               613         190,332
   Directed brokerage (Note 2) .................................             --               --                --              --
Collateral on loaned securities (Note 1) .......................             --       17,531,119                --              --
                                                                   ------------     ------------       -----------    ------------
     Total Assets ..............................................      9,320,866      157,813,148        15,383,564      95,457,223
                                                                   ------------     ------------       -----------    ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................            131          229,396            20,733          36,618
   Investment securities purchased .............................             --               --            99,522         127,170
   Forward foreign currency contracts (Note 1) .................             --               --                --              --
Repayment of collateral on loaned securities (Note 1) ..........             --       17,531,119                --              --
                                                                   ------------     ------------       -----------    ------------
     Total Liabilities .........................................            131       17,760,515           120,255         163,788
                                                                   ------------     ------------       -----------    ------------
NET ASSETS .....................................................   $  9,320,735     $140,052,633       $15,263,309    $ 95,293,435
                                                                   ============     ============       ===========    ============
NET ASSETS consist of:
Paid-in Capital ................................................   $ 10,432,765     $162,076,114       $21,002,937    $126,243,931
Undistributed (distributions in excess of) net
   investment income ...........................................        (3,347)          401,181                --         208,896
Accumulated net realized loss on investments,
   forward foreign currency exchange contracts and
   foreign currency transactions ...............................      (225,993)      (14,351,159)       (3,830,162)    (10,597,215)
Net unrealized depreciation on investments,
   forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ...........................      (882,690)       (8,073,503)       (1,909,466)    (20,562,177)
                                                                   ------------     ------------       -----------    ------------
     Total Net Assets ..........................................   $  9,320,735     $140,052,633       $15,263,309    $ 95,293,435
                                                                   ============     ============       ===========    ============
Class S:
NET ASSETS .....................................................   $  9,146,423     $139,788,770       $15,199,482    $ 94,986,188
                                                                   ============     ============       ===========    ============
Shares of beneficial interest outstanding ......................      1,104,038       20,292,843         3,190,088      11,838,613
                                                                   ============     ============       ===========    ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................   $       8.28     $       6.89       $      4.76    $       8.02
                                                                   ============     ============       ===========    ============
Class A:
NET ASSETS .....................................................   $    174,312     $    263,863       $    63,827    $   307,247
                                                                   ============     ============       ===========    ============
Shares of beneficial interest outstanding ......................         21,009           38,242            13,401          38,242
                                                                   ============     ============       ===========    ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................   $       8.30     $       6.90       $      4.76    $       8.03
                                                                   ============     ============       ===========    ============

                                                                   J.P. MORGAN          JANUS
                                                                  FLEMING SMALL        GROWTH        LARGE CAP
                                                                   CAP EQUITY        AND INCOME        VALUE
                                                                     SERIES            SERIES         SERIES
                                                                   -----------      ------------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................   $14,249,704      $141,682,434   $350,876,694
   Foreign currency, at cost ...................................            --                16             --
                                                                   ===========      ============   ============
   Investments at value (a) ....................................   $13,429,556      $129,942,181   $288,243,826
Cash ...........................................................     1,146,530            77,137     13,931,476
Foreign currency, at value .....................................            --                17             --
Receivables:
   Shares of beneficial interest sold ..........................         1,625         1,110,875          4,799
   Investment securities sold ..................................            --           204,035        497,639
   Dividends and/or interest ...................................         9,440           211,419        442,588
   Directed brokerage (Note 2) .................................           217                --             23
Collateral on loaned securities (Note 1) .......................            --        14,811,233     69,853,868
                                                                   -----------      ------------   ------------
     Total Assets ..............................................    14,587,368       146,356,897    372,974,219
                                                                   -----------      ------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................        62,502                26        886,293
   Investment securities purchased .............................       546,320           434,660        514,076
   Forward foreign currency contracts (Note 1) .................            --            34,387             --
Repayment of collateral on loaned securities (Note 1) ..........            --        14,811,233     69,853,868
                                                                   -----------      ------------   ------------
     Total Liabilities .........................................       608,822        15,280,306     71,254,237
                                                                   -----------      ------------   ------------
NET ASSETS .....................................................   $13,978,546      $131,076,591   $301,719,982
                                                                   ===========      ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................   $15,494,405      $161,462,095   $384,519,812
Undistributed (distributions in excess of) net
   investment income ...........................................            --            56,456        222,630
Accumulated net realized loss on investments,
   forward foreign currency exchange contracts and
   foreign currency transactions ...............................      (695,711)      (18,667,786)   (20,389,592)
Net unrealized depreciation on investments,
   forward foreign currency exchange
   contracts and other assets and liabilities
   denominated in foreign currencies ...........................      (820,148)      (11,774,174)   (62,632,868)
                                                                   -----------      ------------   ------------
     Total Net Assets ..........................................   $13,978,546      $131,076,591   $301,719,982
                                                                   ===========      ============   ============
Class S:
NET ASSETS .....................................................   $13,457,971      $130,480,289   $301,376,085
                                                                   ===========      ============   ============
Shares of beneficial interest outstanding ......................     1,698,388        18,119,192     38,914,957
                                                                   ===========      ============   ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................   $      7.92      $       7.20   $       7.74
                                                                   ===========      ============   ============
Class A:
NET ASSETS .....................................................   $   520,575      $    596,302   $    343,897
                                                                   ===========      ============   ============
Shares of beneficial interest outstanding ......................        65,739            82,632         44,311
                                                                   ===========      ============   ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................   $      7.92      $       7.22   $       7.76
                                                                   ===========      ============   ============

                       See Notes to Financial Statements.

----------------------------------------------------------
    STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
----------------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

                                                                    LIMITED
                                                                    MATURITY           LIQUID          MANAGED          MID-CAP
                                                                     BOND              ASSET            GLOBAL          GROWTH
                                                                    SERIES             SERIES           SERIES          SERIES
                                                                  ------------     --------------    ------------   --------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................  $586,181,659     $1,095,136,914    $273,554,000   $  538,576,662
                                                                  ============     ==============    ============   ==============
   At value (a) ................................................  $604,505,801     $1,095,136,914    $219,308,954   $  516,458,110
Cash, including foreign currency, at value .....................           672                 --       8,276,736        2,244,426
Receivables:
   Shares of beneficial interest sold ..........................       113,246            297,601           4,747        3,015,826
   Investment securities sold ..................................     2,019,672                 --         222,406        5,700,477
   Dividends and/or interest ...................................     7,265,089          2,958,960         409,133          370,348
   Reimbursement from Investment Advisor (Note 2) ..............            --                 --              --           14,836
   Directed brokerage (Note 2) .................................            --                 --             116           30,930
Collateral on loaned securities (Note 1) .......................   194,312,934                 --      30,354,232      172,843,937
                                                                  ------------     --------------    ------------   --------------
     Total Assets ..............................................   808,217,414      1,098,393,475     258,576,324      700,678,890
                                                                  ------------     --------------    ------------   --------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................       642,299          4,839,053         110,316            2,622
   Investment securities purchased .............................     2,000,000                 --       1,090,787        4,949,949
   Distributions payable .......................................            --              1,183              --               --
Cash overdraft, net of foreign currency, at value ..............            --                143              --               --
Repayment of collateral on loaned securities (Note 1) ..........   194,312,934                 --      30,354,232      172,843,937
                                                                  ------------     --------------    ------------   --------------
     Total Liabilities .........................................   196,955,233          4,840,379      31,555,335      177,796,508
                                                                  ------------     --------------    ------------   --------------
NET ASSETS .....................................................  $611,262,181     $1,093,553,096    $227,020,989   $  522,882,382
                                                                  ============     ==============    ============   ==============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................  $587,533,898     $1,093,553,096    $326,225,535   $1,663,112,234
Undistributed (distributions in excess of) net
   investment income ...........................................     4,372,510                 --         (64,769)              --
Accumulated net realized gain/(loss) on investments
   and foreign currency transactions ...........................     1,031,631                 --     (44,916,583)  (1,118,111,324)
Net unrealized appreciation/(depreciation) on
   investments and other assets and liabilities
   denominated in foreign currencies ...........................    18,324,142                 --     (54,223,194)     (22,118,528)
                                                                  ------------     --------------    ------------   --------------
     Total Net Assets ..........................................  $611,262,181     $1,093,553,096    $227,020,989   $  522,882,382
                                                                  ============     ==============    ============   ==============
Class S:
NET ASSETS .....................................................  $611,262,181     $1,091,743,191    $226,961,085   $  522,323,371
                                                                  ============     ==============    ============   ==============
Shares of beneficial interest outstanding ......................    53,430,354      1,091,749,283      27,387,456       71,919,442
                                                                  ============     ==============    ============   ==============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $      11.44     $         1.00    $       8.29   $         7.26
                                                                  ============     ==============    ============   ==============
Class A:
NET ASSETS .....................................................           N/A     $    1,809,905    $     59,904   $      559,011
                                                                  ============     ==============    ============   ==============
Shares of beneficial interest outstanding ......................           N/A          1,809,926           7,223           76,979
                                                                  ============     ==============    ============   ==============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................           N/A     $         1.00    $       8.29   $         7.26
                                                                  ============     ==============    ============   ==============

-----------------------------------
(a) The Limited Maturity Bond Series and Liquid Asset Series include repurchase agreements amounting to $30,697,000 and $179,573,000, respectively.

                       See Notes to Financial Statements.

                                                                      REAL                               SPECIAL        STRATEGIC
                                                                     ESTATE           RESEARCH         SITUATIONS        EQUITY
                                                                     SERIES            SERIES            SERIES          SERIES
                                                                  ------------      -------------      -----------    -------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................  $191,865,664      $ 616,355,131      $24,847,357    $ 155,785,106
                                                                  ============      =============      ===========    =============
   At value (a) ................................................  $183,776,151      $ 561,312,563      $21,761,177    $ 143,790,823
Cash, including foreign currency, at value .....................     9,115,638             90,464           86,006              515
Receivables:
   Shares of beneficial interest sold ..........................         1,843          2,968,519           27,356          757,073
   Investment securities sold ..................................       661,175          3,442,482               --          816,360
   Dividends and/or interest ...................................     1,427,957          1,075,365            5,569          101,845
   Reimbursement from Investment Advisor (Note 2) ..............            --              7,182               --               --
   Directed brokerage (Note 2) .................................            --              4,047               --               --
Collateral on loaned securities (Note 1) .......................            --        103,244,747        3,494,695       42,898,183
                                                                  ------------      -------------      -----------    -------------
     Total Assets ..............................................   194,982,764        672,145,369       25,374,803      188,364,799
                                                                  ------------      -------------      -----------    -------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................       175,830             57,042                3               46
   Investment securities purchased .............................       313,964          5,037,619               --               --
   Distributions payable .......................................            --                 --               --               --
Cash overdraft, net of foreign currency, at value ..............            --                 --               --               --
Repayment of collateral on loaned securities (Note 1) ..........            --        103,244,747        3,494,695       42,898,183
                                                                  ------------      -------------      -----------    -------------
     Total Liabilities .........................................       489,794        108,339,408         3,494,698      42,898,229
                                                                  ------------      -------------      -----------    -------------
NET ASSETS .....................................................  $194,492,970      $ 563,805,961      $21,880,105    $ 145,466,570
                                                                  ============      =============      ===========    =============
NET ASSETS CONSIST OF:
Paid-in Capital ................................................  $200,260,983      $ 989,774,733      $31,739,277    $ 334,087,651
Undistributed (distributions in excess of) net
   investment income ...........................................       667,663          1,227,817           (3,035)              --
Accumulated net realized gain/(loss) on investments
   and foreign currency transactions ...........................     1,653,837       (372,192,929)      (6,769,957)    (176,626,798)
Net unrealized appreciation/(depreciation) on
   investments and other assets and liabilities
   denominated in foreign currencies ...........................    (8,089,513)       (55,003,660)      (3,086,180)     (11,994,283)
                                                                  ------------      -------------      -----------    -------------
     Total Net Assets ..........................................  $194,492,970      $ 563,805,961      $21,880,105    $ 145,466,570
                                                                  ============      =============      ===========    =============
Class S:
NET ASSETS .....................................................  $194,207,439      $ 563,469,825      $21,814,748    $ 145,379,262
                                                                  ============      =============      ===========    =============
Shares of beneficial interest outstanding ......................    12,974,023         47,108,352        3,488,059       16,165,421
                                                                  ============      =============      ===========    =============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $      14.97      $       11.96      $      6.25    $        8.99
                                                                  ============      =============      ===========    =============
Class A:
NET ASSETS .....................................................  $    285,531      $     336,136      $    65,357    $      87,308
                                                                  ============      =============      ===========    =============
Shares of beneficial interest outstanding ......................        19,043             28,061           10,449            9,716
                                                                  ============      =============      ===========    =============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $      14.99      $       11.98      $      6.25    $        8.99
                                                                  ============      =============      ===========    =============

                                                                                                   VAN KAMPEN
                                                                       TOTAL           VALUE       GROWTH AND
                                                                      RETURN          EQUITY        INCOME
                                                                      SERIES          SERIES         SERIES
                                                                  --------------   ------------   ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................  $1,089,648,040   $193,184,088   $634,083,898
                                                                  ==============   ============   ============
   At value (a) ................................................  $1,062,981,060   $178,924,953   $599,891,284
Cash, including foreign currency, at value .....................             963            403          1,246
Receivables:
   Shares of beneficial interest sold ..........................           1,412        138,725          9,481
   Investment securities sold ..................................       6,671,625             --             --
   Dividends and/or interest ...................................       5,774,448        272,148      1,237,921
   Reimbursement from Investment Advisor (Note 2) ..............           5,797             --             --
   Directed brokerage (Note 2) .................................          15,213          3,300         17,382
Collateral on loaned securities (Note 1) .......................     223,719,665     23,202,589    105,401,268
                                                                  --------------   ------------   ------------
     Total Assets ..............................................   1,299,170,183    202,542,118    706,558,582
                                                                  --------------   ------------   ------------
LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ......................         670,305            206        317,004
   Investment securities purchased .............................      47,311,450      1,707,326             --
   Distributions payable .......................................              --             --             --
Cash overdraft, net of foreign currency, at value ..............              --             --             --
Repayment of collateral on loaned securities (Note 1) ..........     223,719,665     23,202,589    105,401,268
                                                                  --------------   ------------   ------------
     Total Liabilities .........................................     271,701,420     24,910,121    105,718,272
                                                                  --------------   ------------   ------------
NET ASSETS .....................................................  $1,027,468,763   $177,631,997   $600,840,310
                                                                  ==============   ============   ============
NET ASSETS consist of:
Paid-in Capital ................................................  $1,097,977,653   $219,126,210   $716,294,593
Undistributed (distributions in excess of) net
   investment income ...........................................       6,191,358        436,135      1,771,458
Accumulated net realized gain/(loss) on investments
   and foreign currency transactions ...........................     (49,508,080)   (27,671,213)   (83,033,127)
Net unrealized appreciation/(depreciation) on
   investments and other assets and liabilities
   denominated in foreign currencies ...........................     (27,192,168)   (14,259,135)   (34,192,614)
                                                                  --------------   ------------   ------------
     Total Net Assets ..........................................  $1,027,468,763   $177,631,997   $600,840,310
                                                                  ==============   ============   ============
Class S:
NET ASSETS .....................................................  $1,026,502,865   $177,515,224   $599,840,759
                                                                  ==============   ============   ============
Shares of beneficial interest outstanding ......................      69,302,126     13,865,374     34,804,218
                                                                  ==============   ============   ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $        14.81   $      12.80   $      17.23
                                                                  ==============   ============   ============
Class A:
NET ASSETS .....................................................  $      965,898   $    116,773   $    999,551
                                                                  ==============   ============   ============
Shares of beneficial interest outstanding ......................          65,156          9,110         57,940
                                                                  ==============   ============   ============
NET ASSET VALUE, offering price and redemption price
   per share of beneficial interest outstanding ................  $        14.82   $      12.82   $      17.25
                                                                  ==============   ============   ============

                       See Notes to Financial Statements.

-----------------------------------
    STATEMENTS OF OPERATIONS
-----------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                                     ASSET                           CAPITAL
                                                                                   ALLOCATION      CAPITAL           GUARDIAN
                                                                    ALL CAP          GROWTH        GROWTH            SMALL CAP
                                                                     SERIES          SERIES        SERIES             SERIES
                                                                  -------------   -----------    -------------     -------------
INVESTMENT INCOME:
Dividends ......................................................  $   2,937,475    $  548,052    $     997,798     $   4,777,770
Interest .......................................................        688,373       621,589          (39,223)          158,827
Foreign taxes withheld on dividend
   and interest income .........................................             --            --               --            (4,296)
Other income (Note 1) ..........................................        102,852            --          112,933           315,689
                                                                  -------------   -----------    -------------     -------------
     Total Investment Income ...................................      3,728,700     1,169,641        1,071,508         5,247,990
                                                                  -------------   -----------    -------------     -------------
EXPENSES:
Unified fees (Note 2) ..........................................      2,630,715       499,797        3,263,550         3,848,754
Service fees -- Class S (Note 2) ...............................        259,676        52,195          294,257           386,866
Trustees' fees and expenses (Note 2) ...........................         19,709         3,672           24,315            31,451
Service fees -- Class A (Note 2) ...............................             41            --               49                32
12b-1 fees -- Class A (Note 2) .................................             24            --               29                20
                                                                  -------------   -----------    -------------     -------------
     Total Expenses ............................................      2,910,165       555,664        3,582,200         4,267,123
     Reimbursement of directed brokerage
       commissions (Note 2) ....................................        (14,550)           --          (90,822)          (39,535)
                                                                  -------------   -----------    -------------     -------------
     Net Expenses ..............................................      2,895,615       555,664        3,491,378         4,227,588
                                                                  -------------   -----------    -------------     -------------
NET INVESTMENT INCOME/(LOSS) ...................................        833,085       613,977       (2,419,870)        1,020,402
                                                                  -------------   -----------    -------------     -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments and long options ................................    (37,084,345)   (7,391,569)     (66,596,064)      (47,751,390)
   Written options .............................................             --            --               --                --
   Futures contracts ...........................................             --            --               --                --
   Forward foreign currency exchange contracts,
     interest rate swaps and foreign
     currency transactions .....................................             --            --               --                --
Net change in unrealized appreciation/(depreciation) of:
   Investments and long options ................................    (54,574,131)   (2,744,482)     (66,091,366)      (88,489,252)
   Written options, futures contracts, interest rate
     swaps, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........................             --            --               --                --
                                                                  -------------   -----------    -------------     -------------
Net realized and unrealized gain/(loss)
   on investments and foreign currencies .......................    (91,658,476)  (10,136,051)    (132,687,430)     (136,240,642)
                                                                  -------------   -----------    -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $ (90,825,391)  $(9,522,074)   $(135,107,300)    $(135,220,240)
                                                                  =============   ===========    =============     =============

                       See Notes to Financial Statements.

                                                                     CORE           DEVELOPING       DIVERSIFIED         EQUITY
                                                                     BOND             WORLD           MID-CAP            GROWTH
                                                                    SERIES            SERIES           SERIES            SERIES
                                                                  -----------      -----------      -------------      ----------
INVESTMENT INCOME:
Dividends ......................................................           --      $ 1,820,633      $   1,042,057      $   29,894
Interest .......................................................  $11,224,552          (36,011)            26,588           1,140
Foreign taxes withheld on dividend
   and interest income .........................................      (23,027)        (190,028)            (2,833)             --
Other income (Note 1) ..........................................            --              --                 --              14
                                                                  -----------      -----------      -------------      ----------
     Total Investment Income ...................................   11,201,525        1,594,594          1,065,812          31,048
                                                                  -----------      -----------      -------------      ----------
EXPENSES:
Unified fees (Note 2) ..........................................    1,921,766        1,279,233            708,158          19,966
Service fees -- Class S (Note 2) ...............................      384,724           69,470             89,035           6,534
Trustees' fees and expenses (Note 2) ...........................       12,146            5,382              4,813              91
Service fees -- Class A (Note 2) ...............................          202               28                 50             121
12b-1 fees -- Class A (Note 2) .................................          121               17                 30              73
                                                                  -----------      -----------      -------------      ----------
     Total Expenses ............................................    2,318,959        1,354,130            802,086          26,785
     Reimbursement of directed brokerage
       commissions (Note 2) ....................................            --              --                 --              --
                                                                  -----------      -----------      -------------      ----------
     Net Expenses ..............................................    2,318,959        1,354,130            802,086          26,785
                                                                  -----------      -----------      -------------      ----------
NET INVESTMENT INCOME/(LOSS) ...................................    8,882,566          240,464            263,726           4,263
                                                                  -----------      -----------      -------------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments and long options ................................    5,713,580          (88,082)        (7,003,881)       (656,372)
   Written options .............................................     (199,592)              --                 --              --
   Futures contracts ...........................................    2,448,342               --            (53,832)             --
   Forward foreign currency exchange contracts,
     interest rate swaps and foreign
     currency transactions .....................................      278,500         (335,873)                --              --
Net change in unrealized appreciation/(depreciation) of:
   Investments and long options ................................    4,980,362       (6,850,837)       (11,641,296)       (154,798)
   Written options, futures contracts, interest rate
     swaps, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........................      928,488           65,301                388              --
                                                                  -----------      -----------      -------------      ----------
Net realized and unrealized gain/(loss)
   on investments and foreign currencies .......................   14,149,680       (7,209,491)      (18,698,621)        (811,170)
                                                                  -----------      -----------      -------------      ----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $23,032,246      $(6,969,027)     $(18,434,895)      $ (806,907)
                                                                  ===========      ===========      =============      ==========

                                                                     EQUITY          EQUITY            FOCUS           FULLY
                                                                     INCOME        OPPORTUNITY         VALUE          MANAGED
                                                                     SERIES          SERIES           SERIES          SERIES
                                                                  ------------    -------------     ----------     -------------
INVESTMENT INCOME:
Dividends ......................................................  $ 10,494,766    $   3,414,144     $   26,621     $  15,380,117
Interest .......................................................       255,293          322,032          9,130        11,600,979
Foreign taxes withheld on dividend
   and interest income .........................................        (5,914)         (18,822)          (430)          (80,897)
Other income (Note 1) ..........................................        23,261           43,234             --           183,358
                                                                  ------------    -------------     ----------     -------------
     Total Investment Income ...................................    10,767,406        3,760,588         35,321        27,083,557
                                                                  ------------    -------------     ----------     -------------
EXPENSES:
Unified fees (Note 2) ..........................................     3,625,987        3,023,256         26,732         7,290,018
Service fees -- Class S (Note 2) ...............................       424,933          302,951          8,338           986,226
Trustees' fees and expenses (Note 2) ...........................        28,246           25,178            125            53,692
Service fees -- Class A (Note 2) ...............................           131               16             16               163
12b-1 fees -- Class A (Note 2) .................................            79               10             10                98
                                                                  ------------    -------------     ----------     -------------
     Total Expenses ............................................     4,079,376        3,351,411         35,221         8,330,197
     Reimbursement of directed brokerage
       commissions (Note 2) ....................................       (45,837)        (216,602)            --           (96,353)
                                                                  ------------    -------------     ----------     -------------
     Net Expenses ..............................................     4,033,539        3,134,809         35,221         8,233,844
                                                                  ------------    -------------     ----------     -------------
NET INVESTMENT INCOME/(LOSS) ...................................     6,733,867          625,779            100        18,849,713
                                                                  ------------    -------------     ----------     -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments and long options ................................    (1,313,514)    (155,636,993)      (363,856)       12,527,438
   Written options .............................................            --           49,212             --                --
   Futures contracts ...........................................            --          108,977             --                --
   Forward foreign currency exchange contracts,
     interest rate swaps and foreign
     currency transactions .....................................            --               --             --               431
Net change in unrealized appreciation/(depreciation) of:
   Investments and long options ................................   (71,978,446)      23,419,471       (315,426)      (38,825,109)
   Written options, futures contracts, interest rate
     swaps, forward foreign currency exchange
     contracts and other assets and liabilities
     denominated in foreign currencies .........................            --          (94,274)            --               102
                                                                  ------------    -------------     ----------     -------------
Net realized and unrealized gain/(loss)
   on investments and foreign currencies .......................   (73,291,960)    (132,153,607)      (679,282)      (26,297,138)
                                                                  ------------    -------------     ----------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $(66,558,093)   $(131,527,828)    $ (679,182)    $  (7,447,425)
                                                                  ============    =============     ==========     =============

                       See Notes to Financial Statements.

---------------------------------------------------
    STATEMENTS OF OPERATIONS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                  FUNDAMENTAL      GLOBAL                             HARD
                                                                    GROWTH        FRANCHISE         GROWTH           ASSETS
                                                                    SERIES         SERIES           SERIES           SERIES
                                                                  ----------      ---------      -------------     -----------
INVESTMENT INCOME:
Dividends ......................................................  $   13,705      $ 142,716      $   5,198,568     $ 1,538,386
Interest .......................................................       6,114          1,742          1,450,344         (28,802)
Foreign taxes withheld on dividend
   and interest income .........................................          --         (9,663)            (9,691)       (109,775)
Other income (Note 1) ..........................................          --              9            198,339              --
                                                                  ----------      ---------      -------------     -----------
     Total Investment Income ...................................      19,819        134,804          6,837,560       1,399,809
                                                                  ----------      ---------      -------------     -----------
EXPENSES:
Unified fees (Note 2) ..........................................      16,476         73,028          7,712,264         474,104
Service fees -- Class S (Note 2) ...............................       5,118         18,095            686,261          70,077
Trustees' fees and expenses (Note 2) ...........................          71            249             58,653           3,291
Service fees -- Class A (Note 2) ...............................          31            162                 33              19
12b-1 fees -- Class A (Note 2) .................................          19             97                 20              11
                                                                  ----------      ---------      -------------     -----------
     Total Expenses ............................................      21,715         91,631          8,457,231         547,502
     Reimbursement of directed brokerage commissions
        (Note 2) ...............................................          --             --           (507,935)             --
                                                                  ----------      ---------      -------------     -----------
     Net Expenses ..............................................      21,715         91,631          7,949,296         547,502
                                                                  ----------      ---------      -------------     -----------
NET INVESTMENT INCOME/(LOSS) ...................................      (1,896)        43,173         (1,111,736)        852,307
                                                                  ----------      ---------      -------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................................    (303,415)      (171,416)      (392,704,691)     (5,392,912)
   Forward foreign currency exchange contracts,
     and foreign currency transactions .........................        (165)      (117,210)        (1,255,882)       (461,354)
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................    (316,270)      (587,094)        88,456,774       1,021,696
   Forward foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ........................................           --       (63,841)          (809,989)          2,175
                                                                  ----------      ---------      -------------     -----------
Net realized and unrealized loss on investments
   and foreign currencies ......................................    (619,850)      (939,561)      (306,313,788)     (4,830,395)
                                                                  ----------      ---------      -------------     -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $ (621,746)     $(896,388)     $(307,425,524)    $(3,978,088)
                                                                  ==========      =========      =============     ===========

                       See Notes of Financial Statements.

                                                                  INTERNATIONAL   INTERNATIONAL        INTERNET
                                                                  ENHANCED EAFE      EQUITY          TOLLKEEPER(SM)    INVESTORS
                                                                     SERIES          SERIES             SERIES          SERIES
                                                                   -----------     -------------      -----------    -------------
INVESTMENT INCOME:
Dividends ......................................................   $    93,871     $   3,324,161      $     3,615    $   1,822,050
Interest .......................................................         1,344           256,612            3,931          181,436
Foreign taxes withheld on dividend
   and interest income .........................................       (12,848)         (366,080)              --          (11,533)
Other income (Note 1) ..........................................            --             9,050               --               --
                                                                   -----------     -------------      -----------    -------------
     Total Investment Income ...................................        82,367         3,223,743            7,546        1,991,953
                                                                   -----------     -------------      -----------    -------------
EXPENSES:
Unified fees (Note 2) ..........................................        47,695         1,863,379          188,409          889,843
Service fees -- Class S (Note 2) ...............................        11,873           151,535           13,013           94,864
Trustees' fees and expenses (Note 2) ...........................           193            11,561              633            6,477
Service fees -- Class A (Note 2) ...............................            51                77               24               57
12b-1 fees -- Class A (Note 2) .................................            31                47               15               34
                                                                   -----------     -------------      -----------    -------------
     Total Expenses ............................................        59,843         2,026,599          202,094          991,275
     Reimbursement of directed brokerage commissions
        (Note 2) ...............................................            --                --               --               --
                                                                   -----------     -------------      -----------    -------------
     Net Expenses ..............................................        59,843         2,026,599          202,094          991,275
                                                                   -----------     -------------      -----------    -------------
NET INVESTMENT INCOME/(LOSS) ...................................        22,524         1,197,144         (194,548)       1,000,678
                                                                   -----------     -------------      -----------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (Notes 1 and 3):
Net realized gain/(loss) from:
   Investments .................................................      (225,993)      (14,289,280)      (3,128,486)      (8,826,293)
   Forward foreign currency exchange contracts,
     and foreign currency transactions .........................        (1,458)              416               --               --
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................      (883,374)      (10,066,062)      (1,367,240)     (18,904,988)
   Forward foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ........................................           684            69,588               --               --
                                                                   -----------     -------------      -----------    -------------
Net realized and unrealized loss on investments
   and foreign currencies ......................................    (1,110,141)      (24,285,338)      (4,495,726)     (27,731,281)
                                                                   -----------     -------------      -----------    -------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................   $(1,087,617)    $ (23,088,194)     $(4,690,274)   $ (26,730,603)
                                                                   ===========     =============      ===========    =============

                                                                   J.P. MORGAN             JANUS
                                                                  FLEMING SMALL           GROWTH          LARGE CAP
                                                                   CAP EQUITY           AND INCOME          VALUE
                                                                     SERIES               SERIES           SERIES
                                                                  -------------        -------------    -------------
INVESTMENT INCOME:
Dividends ......................................................  $      34,289        $   1,245,153    $   3,517,893
Interest .......................................................          3,374              572,562          185,005
Foreign taxes withheld on dividend
   and interest income .........................................             --               (3,968)          (3,409)
Other income (Note 1) ..........................................             --                8,901           48,952
                                                                  -------------        -------------    -------------
     Total Investment Income ...................................         37,663            1,822,648        3,748,441
                                                                  -------------        -------------    -------------
EXPENSES:
Unified fees (Note 2) ..........................................         50,787            1,148,928        2,571,200
Service fees -- Class S (Note 2) ...............................         13,978              126,736          289,653
Trustees' fees and expenses (Note 2) ...........................            195                7,118           18,472
Service fees -- Class A (Note 2) ...............................            129                  146               80
12b-1 fees -- Class A (Note 2) .................................             77                   87               48
                                                                  -------------        -------------    -------------
     Total Expenses ............................................         65,166            1,283,015        2,879,453
     Reimbursement of directed brokerage commissions
        (Note 2) ...............................................         (1,233)             (32,203)         (61,816)
                                                                  -------------        -------------    -------------
     Net Expenses ..............................................         63,933            1,250,812        2,817,637
                                                                  -------------        -------------    -------------
NET INVESTMENT INCOME/(LOSS) ...................................        (26,270)             571,836          930,804
                                                                  -------------        -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................................       (695,931)         (13,611,900)     (15,368,505)
   Forward foreign currency exchange contracts,
     and foreign currency transactions .........................             --                 (253)              --
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................       (820,148)         (12,505,849)     (65,453,772)
   Forward foreign currency exchange contracts and
     other assets and liabilities denominated in
     foreign currencies ........................................             --              (33,979)              --
                                                                  -------------        -------------    -------------
Net realized and unrealized loss on investments
   and foreign currencies ......................................     (1,516,079)         (26,151,981)     (80,822,277)
                                                                  -------------        -------------    -------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $  (1,542,349)       $ (25,580,145)   $ (79,891,473)
                                                                  =============        =============    =============

                       See Notes to Financial Statements.

-----------------------------------------------
    STATEMENTS OF OPERATIONS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                    LIMITED
                                                                   MATURITY         LIQUID          MANAGED           MID-CAP
                                                                     BOND            ASSET          GLOBAL            GROWTH
                                                                    SERIES          SERIES          SERIES            SERIES
                                                                  -----------     -----------    -------------     -------------
INVESTMENT INCOME:
Dividends ......................................................           --              --    $   3,461,632     $   1,992,676
Interest .......................................................  $23,834,414     $22,062,115          217,064           604,996
Foreign taxes withheld on dividend
   and interest income .........................................           --              --         (207,336)             (741)
Other income (Note 1) ..........................................      247,217              --           42,483           137,075
                                                                  -----------     -----------    -------------     -------------
     Total Investment Income ...................................   24,081,631      22,062,115        3,513,843         2,734,006
                                                                  -----------     -----------    -------------     -------------
EXPENSES:
Unified fees (Note 2) ..........................................    2,127,777       4,699,853        2,781,297         6,090,061
Service fees -- Class S (Note 2) ...............................      624,745       1,202,138          228,816           560,446
Trustees' fees and expenses (Note 2) ...........................       32,095          72,950           16,493            55,738
Service fees -- Class A (Note 2) ...............................           --             578               17                72
12b-1 fees -- Class A (Note 2) .................................           --             347               10                43
                                                                  -----------     -----------    -------------     -------------
     Total Expenses ............................................    2,784,617       5,975,866        3,026,633         6,706,360
     Reimbursement of directed brokerage commissions
       (Note 2) ................................................           --              --          (12,952)         (266,494)
     Reimbursement of unified fee (Note 2) .....................           --              --               --           (90,666)
                                                                  -----------     -----------    -------------     -------------
     Net Expenses ..............................................    2,784,617       5,975,866        3,013,681         6,349,200
                                                                  -----------     -----------    -------------     -------------
NET INVESTMENT INCOME/(LOSS) ...................................   21,297,014      16,086,249          500,162        (3,615,194)
                                                                  -----------     -----------    -------------     -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................................    3,596,734           1,657      (27,692,895)     (814,033,697)
   Foreign currency transactions ...............................           --              --          (95,923)              108
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................   11,901,528              --      (26,432,563)      261,906,799
   Other assets and liabilities denominated in
     foreign currencies ........................................           --              --           30,949                24
                                                                  -----------     -----------    -------------     -------------
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ......................................   15,498,262           1,657      (54,190,432)     (552,126,766)
                                                                  -----------     -----------    -------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $36,795,276     $16,087,906    $ (53,690,270)    $(555,741,960)
                                                                  ===========     ===========    =============     =============

                       See Notes to Financial Statements.

                                                                      REAL                                  SPECIAL
                                                                     ESTATE              RESEARCH          SITUATIONS
                                                                     SERIES               SERIES             SERIES
                                                                  -------------        -------------      ------------
INVESTMENT INCOME:
Dividends ......................................................  $   9,768,535        $   9,278,216      $    131,658
Interest .......................................................         40,705              402,335            36,104
Foreign taxes withheld on dividend
   and interest income .........................................        (17,813)             (34,585)           (1,892)
Other income (Note 1) ..........................................             --               63,402             1,555
                                                                  -------------        -------------      ------------
     Total Investment Income ...................................      9,791,427            9,709,368           167,425
                                                                  -------------        -------------      ------------
EXPENSES:
Unified fees (Note 2) ..........................................      1,445,452            5,657,844           256,643
Service fees -- Class S (Note 2) ...............................        199,620              611,984            22,731
Trustees' fees and expenses (Note 2) ...........................         10,748               49,617             1,709
Service fees -- Class A (Note 2) ...............................             61                   43                25
12b-1 fees -- Class A (Note 2) .................................             37                   26                15
                                                                  -------------        -------------      ------------
     Total Expenses ............................................      1,655,918            6,319,514           281,123
     Reimbursement of directed brokerage commissions
       (Note 2) ................................................             --             (269,498)          (10,054)
     Reimbursement of unified fee (Note 2) .....................             --              (85,889)               --
                                                                  -------------        -------------      ------------
     Net Expenses ..............................................      1,655,918            5,964,127           271,069
                                                                  -------------        -------------      ------------
NET INVESTMENT INCOME/(LOSS) ...................................      8,135,509            3,745,241          (103,644)
                                                                  -------------        -------------      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................................       (529,458)        (176,973,775)       (3,883,724)
   Foreign currency transactions ...............................             --               77,267                 8
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................    (12,766,880)         (35,317,060)       (4,097,619)
   Other assets and liabilities denominated in
     foreign currencies ........................................             --               39,624                --
                                                                  -------------        -------------      ------------
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ......................................    (13,296,338)        (212,173,944)       (7,981,335)
                                                                  -------------        -------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $  (5,160,829)       $(208,428,703)     $ (8,084,979)
                                                                  =============        =============      ============

                                                                                                                       VAN KAMPEN
                                                                   STRATEGIC           TOTAL            VALUE          GROWTH AND
                                                                     EQUITY            RETURN           EQUITY           INCOME
                                                                     SERIES            SERIES           SERIES           SERIES
                                                                  ------------       ------------    -------------    -------------
INVESTMENT INCOME:
Dividends ......................................................  $    477,725       $ 12,299,922    $   3,482,024    $  13,167,096
Interest .......................................................       219,010         25,674,120          110,016          588,455
Foreign taxes withheld on dividend
   and interest income .........................................            --           (118,852)         (25,529)         (37,399)
Other income (Note 1) ..........................................        40,085            223,923           18,101           90,629
                                                                  ------------       ------------    -------------    -------------
     Total Investment Income ...................................       736,820         38,079,113        3,584,612       13,808,781
                                                                  ------------       ------------    -------------    -------------
EXPENSES:
Unified fees (Note 2) ..........................................     1,713,795          8,110,450        1,649,726        5,947,389
Service fees -- Class S (Note 2) ...............................       161,127          1,047,568          186,074          634,284
Trustees' fees and expenses (Note 2) ...........................        14,656             66,915           13,069           48,286
Service fees -- Class A (Note 2) ...............................            24                212               30              224
12b-1 fees -- Class A (Note 2) .................................            14                127               18              135
                                                                  ------------       ------------    -------------    -------------
     Total Expenses ............................................     1,889,616          9,225,272        1,848,917        6,630,318
     Reimbursement of directed brokerage commissions
       (Note 2) ................................................       (91,756)          (108,049)         (15,759)        (256,162)
     Reimbursement of unified fee (Note 2) .....................            --            (57,201)               --              --
                                                                  ------------       ------------    -------------    -------------
     Net Expenses ..............................................     1,797,860          9,060,022        1,833,158        6,374,156
                                                                  ------------       ------------    -------------    -------------
NET INVESTMENT INCOME/(LOSS) ...................................    (1,061,040)        29,019,091        1,751,454        7,434,625
                                                                  ------------       ------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .................................................   (54,974,694)       (44,473,339)     (24,395,758)     (18,221,663)
   Foreign currency transactions ...............................            --              3,197               --               --
Net change in unrealized appreciation/(depreciation) of:
   Investments .................................................   (22,123,132)       (41,832,071)     (15,223,115)    (102,842,099)
   Other assets and liabilities denominated in
     foreign currencies ........................................            --             16,735               --               --
                                                                  ------------       ------------    -------------    -------------
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ......................................   (77,097,826)       (86,285,478)     (39,618,873)    (121,063,762)
                                                                  ------------       ------------    -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................  $(78,158,866)      $(57,266,387)   $ (37,867,419)   $(113,629,137)
                                                                  ============       ============    =============    =============

                       See Notes to Financial Statements.

----------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                                          ASSET                         CAPITAL
                                                                       ALLOCATION       CAPITAL         GUARDIAN          CORE
                                                        ALL CAP          GROWTH         GROWTH          SMALL CAP         BOND
                                                        SERIES           SERIES         SERIES           SERIES          SERIES
                                                     ------------     ------------   -------------    -------------   ------------
OPERATIONS:
Net investment income/(loss) ........................ $   833,085     $    613,977   $  (2,419,870)   $   1,020,402   $  8,882,566
Net realized gain/(loss) on investments, written
   options, long options, interest rate swaps,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions ..................................... (37,084,345)      (7,391,569)    (66,596,064)     (47,751,390)     8,240,830
Net change in unrealized appreciation/(depreciation)
   of investments, written options, long options,
   interest rate swaps, futures contracts, forward
   foreign currency exchange contracts and
   other assets and liabilities denominated
   in foreign currencies ............................ (54,574,131)      (2,744,482)    (66,091,366)     (88,489,252)     5,908,850
                                                     ------------     ------------   -------------    -------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ........................ (90,825,391)      (9,522,074)   (135,107,300)    (135,220,240)    23,032,246

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................    (645,625)        (603,849)             --         (559,949)    (6,600,538)
Net realized gains ..................................      (1,762)              --              --               --     (3,412,444)
Class A:
Net investment income ...............................        (160)              --              --              (4)        (10,877)
Net realized gains ..................................          (1)              --              --               --         (6,233)

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ......................................... 102,252,037       17,632,801     275,964,544      834,408,948    330,552,441
Shares issued as reinvestment of dividends ..........     647,387          603,849              --          559,949     10,012,982
Shares redeemed ..................................... (65,665,447)     (12,439,638)   (320,659,327)    (850,020,284)   (38,199,294)
CLASS A:
Shares sold .........................................     187,211               --         163,823          330,182        988,222
Shares issued as reinvestment of dividends ..........         161               --              --                4         17,110
Shares redeemed .....................................        (154)              --            (221)            (390)          (130)
                                                     ------------     ------------   -------------    -------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............  37,421,195        5,797,012     (44,531,181)     (14,721,591)   303,371,331
                                                     ------------     ------------   -------------    -------------   ------------
Net increase/(decrease) in net assets ............... (54,051,744)      (4,328,911)   (179,638,481)    (150,501,784)   316,373,485
NET ASSETS:
Beginning of period ................................. 307,029,983       51,723,272     468,566,556      516,008,701    122,176,439
                                                     ------------     ------------   -------------    -------------   ------------
End of period .......................................$252,978,239     $ 47,394,361   $ 288,928,075    $ 365,506,917   $438,549,924
                                                     ============     ============   =============    =============   ============
Undistributed net investment income/
   (distributions in excess) ........................$    196,790     $      6,176   $          --    $     722,862   $  2,722,509
                                                     ============     ============   =============    =============   ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................   9,751,110        2,054,626      30,327,582       88,136,422     32,432,207
Shares issued as reinvestment of dividends ..........      74,842           81,822              --           71,422        968,373
Shares redeemed .....................................  (6,905,219)      (1,606,967)    (34,721,627)     (90,676,848)    (3,777,742)
                                                     ------------     ------------   -------------    -------------   ------------
Net increase/(decrease) .............................   2,920,733          529,481      (4,394,045)      (2,469,004)    29,622,838
                                                     ============     ============   =============    =============   ============
CLASS A:
Shares sold .........................................      21,679              N/A          17,766           42,081         94,733
Shares issued as reinvestment of dividends ..........          18              N/A              --                1          1,653
Shares redeemed .....................................         (18)             N/A             (24)             (50)           (12)
                                                     ------------     ------------   -------------    -------------   ------------
Net increase ........................................      21,679              N/A          17,742           42,032         96,374
                                                     ============     ============   =============    =============   ============


                       See Notes to Financial Statements.

                                                         DEVELOPING     DIVERSIFIED        EQUITY         EQUITY          EQUITY
                                                            WORLD         MID-CAP          GROWTH         INCOME       OPPORTUNITY
                                                           SERIES         SERIES           SERIES         SERIES          SERIES
                                                        ------------    ------------     ----------    -------------   ------------
OPERATIONS:
Net investment income/(loss) ........................   $    240,464    $    263,726     $    4,263    $   6,733,867   $    625,779
Net realized gain/(loss) on investments, written
   options, long options, interest rate swaps,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions .....................................       (423,955)     (7,057,713)      (656,372)      (1,313,514)  (155,478,804)
Net change in unrealized appreciation/(depreciation)
   of investments, written options, long options,
   interest rate swaps, futures contracts, forward
   foreign currency exchange contracts and
   other assets and liabilities denominated
   in foreign currencies ............................     (6,785,536)    (11,640,908)      (154,798)     (71,978,446)    23,325,197
                                                        ------------    ------------     ----------    -------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ........................     (6,969,027)    (18,434,895)      (806,907)     (66,558,093)  (131,527,828)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................             --        (228,289)        (4,150)      (5,175,431)      (447,223)
Net realized gains ..................................             --              --             --       (2,624,656)            --
Class A:
Net investment income ...............................             --            (193)            --           (6,283)            (2)
Net realized gains ..................................             --              --             --           (3,625)            --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .........................................    257,907,615      58,462,974      7,741,527      164,904,025    148,570,497
Shares issued as reinvestment of dividends ..........             --         228,289          4,150        7,800,087        447,223
Shares redeemed .....................................   (263,006,266)     (7,546,053)      (622,802)    (106,806,103)  (180,470,675)
CLASS A:
Shares sold .........................................         91,214         229,644        490,560          673,247         43,776
Shares issued as reinvestment of dividends ..........             --             193             --            9,908              2
Shares redeemed .....................................           (102)           (112)          (473)         (13,070)           (61)
                                                        ------------    ------------     ----------    -------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............     (5,007,539)     51,374,935      7,612,962       66,568,094    (31,409,238)
                                                        ------------    ------------     ----------    -------------   ------------
Net increase/(decrease) in net assets ...............    (11,976,566)     32,711,558      6,801,905       (7,799,994)  (163,384,291)
NET ASSETS:
Beginning of period .................................     74,797,273      58,712,343             --      426,726,260    450,704,215
                                                        ------------    ------------     ----------    -------------   ------------
End of period .......................................   $ 62,820,707    $ 91,423,901     $6,801,905    $ 418,926,266   $287,319,924
                                                        ============    ============     ==========    =============   ============
Undistributed net investment income/
   (distributions in excess) ........................   $     85,201    $         54     $      113    $   1,544,332   $    273,654
                                                        ============    ============     ==========    =============   ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................     35,212,691       6,863,558        876,743       14,942,622     13,798,975
Shares issued as reinvestment of dividends ..........             --          30,602            515          792,692         44,279
Shares redeemed .....................................    (35,861,842)       (956,359)       (74,060)     (10,073,416)   (16,929,009)
                                                        ------------    ------------     ----------    -------------   ------------
Net increase/(decrease) .............................       (649,151)      5,937,801        803,198        5,661,898     (3,085,755)
                                                        ============    ============     ==========    =============   ============
CLASS A:
Shares sold .........................................         14,047          30,367         59,333           67,243          4,346
Shares issued as reinvestment of dividends ..........             --              26             --            1,007             --
Shares redeemed .....................................            (16)            (15)           (58)          (1,331)            (6)
                                                        ------------    ------------     ----------    -------------   ------------
Net increase ........................................         14,031          30,378         59,275           66,919          4,340
                                                        ============    ============     ==========    =============   ============

                                                             FOCUS              FULLY
                                                            VALUE              MANAGED
                                                            SERIES              SERIES
                                                          ----------        -------------
OPERATIONS:
Net investment income/(loss) ........................     $      100        $  18,849,713
Net realized gain/(loss) on investments, written
   options, long options, interest rate swaps,
   futures contracts, forward foreign currency
   exchange contracts and foreign currency
   transactions .....................................       (363,856)          12,527,869
Net change in unrealized appreciation/(depreciation)
   of investments, written options, long options,
   interest rate swaps, futures contracts, forward
   foreign currency exchange contracts and
   other assets and liabilities denominated
   in foreign currencies ............................       (315,426)         (38,825,007)
                                                          ----------        -------------
Net increase/(decrease) in net assets
   resulting from operations ........................       (679,182)          (7,447,425)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................             --          (14,647,635)
Net realized gains ..................................             --          (11,138,323)
Class A:
Net investment income ...............................             --               (9,857)
Net realized gains ..................................             --               (8,344)

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .........................................      9,453,440          388,890,199
Shares issued as reinvestment of dividends ..........             --           25,785,958
Shares redeemed .....................................       (731,049)         (75,037,379)
CLASS A:
Shares sold .........................................         59,785              938,156
Shares issued as reinvestment of dividends ..........             --               18,201
Shares redeemed .....................................            (39)             (33,944)
                                                          ----------        -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..............      8,782,137          340,561,191
                                                          ----------        -------------
Net increase/(decrease) in net assets ...............      8,102,955          307,309,607
NET ASSETS:
Beginning of period .................................             --          688,505,879
                                                          ----------        -------------
End of period .......................................     $8,102,955        $ 995,815,486
                                                          ==========        =============
Undistributed net investment income/
   (distributions in excess) ........................     $      100        $   4,513,436
                                                          ==========        =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................      1,044,882           21,599,979
Shares issued as reinvestment of dividends ..........             --            1,499,184
Shares redeemed .....................................        (92,882)          (4,368,955)
                                                          ----------        -------------
Net increase/(decrease) .............................        952,000           18,730,208
                                                          ==========        =============
CLASS A:
Shares sold .........................................          6,923               53,605
Shares issued as reinvestment of dividends ..........             --                1,057
Shares redeemed .....................................             (5)              (1,971)
                                                          ----------        -------------
Net increase ........................................          6,918               52,691
                                                          ==========        =============

                       See Notes to Financial Statements.

-----------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
-----------------------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                            FUNDAMENTAL         GLOBAL                              HARD
                                                              GROWTH           FRANCHISE         GROWTH            ASSETS
                                                              SERIES            SERIES           SERIES            SERIES
                                                            ----------        -----------     --------------    ------------
OPERATIONS:
Net investment income/(loss) .............................   $  (1,896)       $    43,173     $   (1,111,736)   $    852,307
Net realized loss on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions .....................    (303,580)          (288,626)      (393,960,573)     (5,854,266)
Net change in unrealized appreciation/(depreciation)
   of investments, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .........    (316,270)          (650,935)        87,646,785       1,023,871
                                                            ----------        -----------     --------------    ------------
Net decrease in net assets resulting from operations .....    (621,746)          (896,388)      (307,425,524)     (3,978,088)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ....................................          --                 --                 --        (395,204)
Net realized gains .......................................          --                 --                 --              --
CLASS A:
Net investment income ....................................          --                 --                 --            (295)
Net realized gains .......................................          --                 --                 --              --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ..............................................   5,788,319         24,858,971        931,218,558     104,942,954
Shares issued as reinvestment of dividends ...............          --                 --                 --         395,204
Shares redeemed ..........................................    (414,799)        (4,824,420)    (1,109,198,057)    (65,436,573)
CLASS A:
Shares sold ..............................................     122,855            750,366            107,317         105,175
Shares issued as reinvestment of dividends ...............          --                 --                 --             295
Shares redeemed ..........................................        (158)           (42,327)              (155)            (36)
                                                            ----------        -----------     --------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS ......................   5,496,217         20,742,590       (177,872,337)     40,007,019
                                                            ----------        -----------     --------------    ------------
Net increase/(decrease) in net assets ....................   4,874,471         19,846,202       (485,297,861)     35,633,432
NET ASSETS:
Beginning of period ......................................          --                 --      1,101,624,891      33,786,685
                                                            ----------        -----------     --------------    ------------
End of period ............................................  $4,874,471        $19,846,202     $  616,327,030    $ 69,420,117
                                                            ==========        ===========     ==============    ============
Undistributed net investment income/
   (distributions in excess) .............................  $       --        $   (11,291)    $     (782,769)   $    356,182
                                                            ==========        ===========     ==============    ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold ..............................................     639,239          2,667,047         84,210,343       9,924,814
Shares issued as reinvestment of dividends ...............          --                 --                 --          40,409
Shares redeemed ..........................................     (48,576)          (524,016)      (100,622,026)     (6,351,692)
                                                            ----------        -----------     --------------    ------------
Net increase/(decrease) ..................................     590,663          2,143,031        (16,411,683)      3,613,531
                                                            ==========        ===========     ==============    ============
CLASS A:
Shares sold ..............................................      14,626             84,684             10,509          10,825
Shares issued as reinvestment of dividends ...............          --                 --                 --              30
Shares redeemed ..........................................         (19)            (4,750)               (15)             (4)
                                                            ----------        -----------     --------------    ------------
Net increase .............................................      14,607             79,934             10,494          10,851
                                                            ==========        ===========     ==============    ============

                       See Notes to Financial Statements.

                                                            INTERNATIONAL
                                                               ENHANCED           INTERNATIONAL        INTERNET
                                                                EAFE                 EQUITY          TOLLKEEPER(SM)     INVESTORS
                                                               SERIES                SERIES             SERIES           SERIES
                                                            -------------         -------------       -----------     -------------
OPERATIONS:
Net investment income/(loss) .............................  $      22,524         $   1,197,144       $  (194,548)    $   1,000,678
Net realized loss on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions .....................       (227,451)          (14,288,864)       (3,128,486)       (8,826,293)
Net change in unrealized appreciation/(depreciation)
   of investments, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .........       (882,690)           (9,996,474)       (1,367,240)      (18,904,988)
                                                            -------------         -------------       -----------     -------------
Net decrease in net assets resulting from operations .....     (1,087,617)          (23,088,194)       (4,690,274)      (26,730,603)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ....................................        (24,213)             (795,325)               --          (794,844)
Net realized gains .......................................             --              (412,880)               --                --
CLASS A:
Net investment income ....................................           (200)               (1,055)               --              (901)
Net realized gains .......................................             --                  (738)               --                --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ..............................................     23,523,434           685,287,550        16,754,454        37,235,027
Shares issued as reinvestment of dividends ...............         24,213             1,208,205                --           794,844
Shares redeemed ..........................................    (13,290,402)         (693,985,900)       (6,123,020)      (10,863,999)
CLASS A:
Shares sold ..............................................        175,597               262,887            67,046           306,341
Shares issued as reinvestment of dividends ...............            200                 1,793                --               901
Shares redeemed ..........................................           (277)                 (333)             (114)             (482)
                                                            -------------         -------------       -----------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS ......................     10,432,765            (7,225,798)       10,698,366        27,472,632
                                                            -------------         -------------       -----------     -------------
Net increase/(decrease) in net assets ....................      9,320,735           (31,523,990)        6,008,092           (53,716)
NET ASSETS:
Beginning of period ......................................             --           171,576,623         9,255,217        95,347,151
                                                            -------------         -------------       -----------     -------------
End of period ............................................  $   9,320,735         $ 140,052,633       $15,263,309     $  95,293,435
                                                            =============         =============       ===========     =============
Undistributed net investment income/
   (distributions in excess) .............................  $      (3,347)        $     401,181       $        --     $     208,896
                                                            =============         =============       ===========     =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold ..............................................      2,595,024            88,211,243         3,257,919         3,900,813
Shares issued as reinvestment of dividends ...............          2,953               176,897                --            97,288
Shares redeemed ..........................................     (1,493,939)          (88,783,231)       (1,271,285)       (1,238,548)
                                                            -------------         -------------       -----------     -------------
Net increase/(decrease) ..................................      1,104,038              (395,091)        1,986,634         2,759,553
                                                            =============         =============       ===========     =============
CLASS A:
Shares sold ..............................................         21,018                38,028            13,424            38,191
Shares issued as reinvestment of dividends ...............             24                   262                --               110
Shares redeemed ..........................................            (33)                  (48)              (23)              (59)
                                                            -------------         -------------       -----------     -------------
Net increase .............................................         21,009                38,242            13,401            38,242
                                                            =============         =============       ===========     =============

                                                              J.P. MORGAN            JANUS
                                                             FLEMING SMALL          GROWTH          LARGE CAP
                                                              CAP EQUITY           AND INCOME         VALUE
                                                                SERIES               SERIES          SERIES
                                                              -----------         ------------     ------------
OPERATIONS:
Net investment income/(loss) .............................    $   (26,270)        $    571,836     $    930,804
Net realized loss on investments,
   forward foreign currency exchange contracts
   and foreign currency transactions .....................       (695,931)         (13,612,153)     (15,368,505)
Net change in unrealized appreciation/(depreciation)
   of investments, forward foreign currency
   exchange contracts and other assets and
   liabilities denominated in foreign currencies .........       (820,148)         (12,539,828)     (65,453,772)
                                                              -----------         ------------     ------------
Net decrease in net assets resulting from operations .....     (1,542,349)         (25,580,145)     (79,891,473)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ....................................             --             (527,248)        (707,912)
Net realized gains .......................................             --                   --               --
CLASS A:
Net investment income ....................................             --               (1,305)            (262)
Net realized gains .......................................             --                   --               --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ..............................................     15,548,461           76,885,970      138,682,086
Shares issued as reinvestment of dividends ...............             --              527,248          707,912
Shares redeemed ..........................................       (557,100)         (14,061,760)     (39,476,836)
CLASS A:
Shares sold ..............................................        529,718              611,173          357,023
Shares issued as reinvestment of dividends ...............              --               1,305              262
Shares redeemed ..........................................           (184)                (470)            (166)
                                                              -----------         ------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS ......................     15,520,895           63,963,466      100,270,281
                                                              -----------         ------------     ------------
Net increase/(decrease) in net assets ....................     13,978,546           37,854,768       19,670,634
NET ASSETS:
Beginning of period ......................................             --           93,221,823      282,049,348
                                                              -----------         ------------     ------------
End of period ............................................    $13,978,546         $131,076,591     $301,719,982
                                                              ===========         ============     ============
Undistributed net investment income/
   (distributions in excess) .............................    $        --         $     56,456     $    222,630
                                                              ===========         ============     ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold ..............................................      1,763,846            9,459,152       15,994,187
Shares issued as reinvestment of dividends ...............             --               72,324           90,295
Shares redeemed ..........................................        (65,458)          (1,802,105)      (4,866,931)
                                                              -----------         ------------     ------------
Net increase/(decrease) ..................................      1,698,388            7,729,371       11,217,551
                                                              ===========         ============     ============
CLASS A:
Shares sold ..............................................         65,762               82,517           44,299
Shares issued as reinvestment of dividends ...............             --                  179               33
Shares redeemed ..........................................            (23)                 (64)             (21)
                                                              -----------         ------------     ------------
Net increase .............................................         65,739               82,632           44,311
                                                              ===========         ============     ============

                       See Notes to Financial Statements.

------------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
------------------------------------------------------------
                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

                                                          LIMITED
                                                          MATURITY               LIQUID              MANAGED         MID-CAP
                                                            BOND                  ASSET              GLOBAL          GROWTH
                                                           SERIES                SERIES              SERIES          SERIES
                                                        --------------       ---------------      ------------    --------------
OPERATIONS:
Net investment income/(loss) ........................   $   21,297,014       $    16,086,249      $    500,162    $   (3,615,194)
Net realized gain/(loss) on investments
   and foreign currency transactions ................        3,596,734                 1,657       (27,788,818)     (814,033,589)
Net change in unrealized appreciation/(depreciation)
   of investments and other assets and
   liabilities denominated in foreign currencies ....       11,901,528                    --       (26,401,614)      261,906,823
                                                        --------------       ---------------      ------------    --------------
Net increase/(decrease) in net assets
   resulting from operations ........................       36,795,276            16,087,906       (53,690,270)     (555,741,960)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................      (17,037,288)          (16,084,019)          (57,587)               --
Net realized gains ..................................       (2,430,641)              (10,965)               --                --
Return of capital ...................................               --                    --          (253,523)               --
CLASS A:
Net investment income ...............................               --                (2,230)               --                --
Net realized gains ..................................               --                   (21)               --                --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .........................................      287,676,506         6,195,652,071       439,910,071       682,864,193
Shares issued as reinvestment of dividends ..........       19,467,929            16,084,029           311,110                --
Shares redeemed .....................................     (175,701,900)       (6,246,609,934)     (414,510,971)     (738,203,820)
CLASS A:
Shares sold .........................................               --             3,360,680            61,545           567,936
Shares issued as reinvestment of dividends ..........               --                 2,230                --                --
Shares redeemed .....................................               --            (1,552,984)              (68)             (115)
                                                        --------------       ---------------      ------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS .................      131,442,535           (33,063,908)       25,771,687       (54,771,806)
                                                        --------------       ---------------      ------------    --------------
Net increase/(decrease) in net assets ...............      148,769,882           (33,073,237)      (28,229,693)     (610,513,766)
NET ASSETS:
Beginning of period .................................      462,492,299         1,126,626,333       255,250,682     1,133,396,148
                                                        --------------       ---------------      ------------    --------------
End of period .......................................   $  611,262,181       $ 1,093,553,096      $227,020,989    $  522,882,382
                                                        ==============       ===============      ============    ==============
Undistributed net investment income/
   (distributions in excess) ........................   $    4,372,510       $            --      $    (64,769)   $           --
                                                        ==============       ===============      ============    ==============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................       25,326,306         6,195,652,071        44,250,323        71,754,036
Shares issued as reinvestment of dividends ..........        1,709,212            16,084,029            37,348                --
Shares redeemed .....................................      (15,562,319)       (6,246,609,934)      (41,433,303)      (79,765,731)
                                                        --------------       ---------------      ------------    --------------
Net increase/(decrease) .............................       11,473,199           (34,873,834)        2,854,368        (8,011,695)
                                                        ==============       ===============      ============    ==============
CLASS A:
Shares sold .........................................              N/A             3,360,680             7,231            76,994
Shares issued as reinvestment of dividends ..........              N/A                 2,230                --                --
Shares redeemed .....................................              N/A            (1,552,984)               (8)              (15)
                                                        --------------       ---------------      ------------    --------------
Net increase ........................................              N/A             1,809,926             7,223            76,979
                                                        ==============       ===============      ============    ==============

                       See Notes to Financial Statements.

                                                             REAL                                 SPECIAL             STRATEGIC
                                                            ESTATE            RESEARCH          SITUATIONS             EQUITY
                                                            SERIES             SERIES             SERIES               SERIES
                                                        ---------------     -------------       -----------         -------------
OPERATIONS:
Net investment income/(loss) ........................   $     8,135,509     $   3,745,241       $  (103,644)        $  (1,061,040)
Net realized gain/(loss) on investments
   and foreign currency transactions ................          (529,458)     (176,896,508)       (3,883,716)          (54,974,694)
Net change in unrealized appreciation/(depreciation)
   of investments and other assets and
   liabilities denominated in foreign currencies ....       (12,766,880)      (35,277,436)       (4,097,619)          (22,123,132)
                                                        ---------------     -------------       -----------         -------------
Net increase/(decrease) in net assets
   resulting from operations ........................        (5,160,829)     (208,428,703)       (8,084,979)          (78,158,866)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................        (5,451,608)       (2,871,638)               --                    --
Net realized gains ..................................        (3,051,735)               --                --                    --
Return of capital ...................................                --                --                --                    --
CLASS A:
Net investment income ...............................            (6,219)             (449)               --                    --
Net realized gains ..................................            (3,672)               --                --                    --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .........................................       134,914,804       169,719,192        11,468,548           405,078,417
Shares issued as reinvestment of dividends ..........         8,503,343         2,871,638                --                    --
Shares redeemed .....................................       (66,183,021)     (268,881,631)       (7,720,456)         (451,346,794)
CLASS A:
Shares sold .........................................           278,683           338,793            66,537                88,600
Shares issued as reinvestment of dividends ..........             9,891               449                --                    --
Shares redeemed .....................................              (145)             (206)             (102)                 (79)
                                                        ---------------     -------------       -----------         -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS .................        77,523,555       (95,951,765)        3,814,527           (46,179,856)
                                                        ---------------     -------------       -----------         -------------
Net increase/(decrease) in net assets ...............        63,849,492      (307,252,555)       (4,270,452)         (124,338,722)
NET ASSETS:
Beginning of period .................................       130,643,478       871,058,516        26,150,557           269,805,292
                                                        ---------------     -------------       -----------         -------------
End of period .......................................   $   194,492,970     $ 563,805,961       $21,880,105         $ 145,466,570
                                                        ===============     =============       ===========         =============
Undistributed net investment income/
   (distributions in excess) ........................   $       667,663     $   1,227,817       $    (3,035)        $          --
                                                        ===============     =============       ===========         =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................         8,204,982        13,018,579         1,429,711            38,837,454
Shares issued as reinvestment of dividends ..........           577,281           237,130                --                    --
Shares redeemed .....................................        (4,160,710)      (20,604,331)       (1,038,635)          (43,178,444)
                                                        ---------------     -------------       -----------         -------------
Net increase/(decrease) .............................         4,621,553        (7,348,622)          391,076            (4,340,990)
                                                        ===============     =============       ===========         =============
CLASS A:
Shares sold .........................................            18,383            28,041            10,465                 9,725
Shares issued as reinvestment of dividends ..........               670                37                --                    --
Shares redeemed .....................................               (10)              (17)              (16)                   (9)
                                                        ---------------     -------------       -----------         -------------
Net increase ........................................            19,043            28,061            10,449                 9,716
                                                        ===============     =============       ===========         =============

                                                                                                VAN KAMPEN
                                                               TOTAL              VALUE          GROWTH AND
                                                               RETURN            EQUITY           INCOME
                                                               SERIES            SERIES           SERIES
                                                          ---------------     ------------     -------------
OPERATIONS:
Net investment income/(loss) ........................     $    29,019,091     $  1,751,454     $   7,434,625
Net realized gain/(loss) on investments
   and foreign currency transactions ................         (44,470,142)     (24,395,758)      (18,221,663)
Net change in unrealized appreciation/(depreciation)
   of investments and other assets and
   liabilities denominated in foreign currencies ....         (41,815,336)     (15,223,115)     (102,842,099)
                                                          ---------------     ------------     -------------
Net increase/(decrease) in net assets
   resulting from operations ........................         (57,266,387)     (37,867,419)     (113,629,137)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...............................         (23,091,981)      (1,357,227)       (5,900,411)
Net realized gains ..................................          (1,233,591)              --                --
Return of capital ...................................                  --               --                --
CLASS A:
Net investment income ...............................             (17,780)            (656)           (6,157)
Net realized gains ..................................              (1,019)              --                --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .........................................         253,184,222      103,195,049        57,118,369
Shares issued as reinvestment of dividends ..........          24,325,572        1,357,227         5,900,411
Shares redeemed .....................................        (172,147,266)     (92,490,390)     (137,253,913)
CLASS A:
Shares sold .........................................           1,025,190          119,918         1,034,822
Shares issued as reinvestment of dividends ..........              18,799              656             6,157
Shares redeemed .....................................             (50,811)            (119)          (30,808)
                                                          ---------------     ------------     -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS .................         106,355,706       12,182,341       (73,224,962)
                                                          ---------------     ------------     -------------
Net increase/(decrease) in net assets ...............          24,744,948      (27,042,961)     (192,760,667)
NET ASSETS:
Beginning of period .................................       1,002,723,815      204,674,958       793,600,977
                                                          ---------------     ------------     -------------
End of period .......................................     $ 1,027,468,763     $177,631,997     $ 600,840,310
                                                          ===============     ============     =============
Undistributed net investment income/
   (distributions in excess) ........................     $     6,191,358     $    436,135     $   1,771,458
                                                          ===============     ============     =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .........................................          16,120,072        7,138,414         2,938,081
Shares issued as reinvestment of dividends ..........           1,628,217          104,402           338,132
Shares redeemed .....................................         (11,209,999)      (6,542,040)       (7,361,502)
                                                          ---------------     ------------     -------------
Net increase/(decrease) .............................           6,538,290          700,776        (4,085,289)
                                                          ===============     ============     =============
CLASS A:
Shares sold .........................................              67,246            9,069            59,374
Shares issued as reinvestment of dividends ..........               1,257               50               353
Shares redeemed .....................................              (3,347)              (9)           (1,787)
                                                          ---------------     ------------     -------------
Net increase ........................................              65,156            9,110            57,940
                                                          ===============     ============     =============

                       See Notes to Financial Statements.

-------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                              ASSET                        CAPITAL
                                                                            ALLOCATION      CAPITAL        GUARDIAN        CORE
                                                                ALL CAP       GROWTH        GROWTH         SMALL CAP       BOND
                                                                SERIES        SERIES        SERIES          SERIES        SERIES
                                                              ------------  -----------  -------------   ------------  ------------
OPERATIONS:
Net Investment Income/(loss) ................................ $  2,376,561  $   394,499  $  (2,619,697)  $    755,938  $  2,258,237
Net realized gain/(loss) on investments, futures contracts,
   written options, interest rate swaps, forward foreign
   currency exchange contracts and foreign
   currency transactions ....................................   (4,452,620)  (1,007,823)  (157,616,212)  (105,688,659)      642,057
Net change in unrealized appreciation/(depreciation) of
   investments, futures contacts, written options,
   interest rate swaps, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ........................    2,656,878       50,696     78,115,392     97,481,902      (597,302)
                                                              ------------  -----------  -------------   ------------  ------------
Net increase/(decrease) in net assets
   resulting from operations ................................      580,819     (562,628)   (82,120,517)    (7,450,819)    2,302,992

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income .......................................   (2,381,346)    (437,075)            --       (598,115)           --
Net realized gains ..........................................   (1,094,829)          --             --             --      (551,816)

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .................................................  218,744,257   46,289,755    157,405,233    483,650,807    97,033,044
Shares issued as reinvestment of dividends ..................    3,476,175      437,075             --        598,115       551,816
Shares issued in connection with merger .....................           --           --             --             --            --
Shares redeemed .............................................  (24,181,785)  (2,500,486)  (169,266,805)  (421,297,109)  (24,285,704)
                                                              ------------  -----------  -------------   ------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...............  198,038,647   44,226,344    (11,861,572)    62,951,813    73,299,156
                                                              ------------  -----------  -------------   ------------  ------------
Net increase/(decrease) in net assets .......................  195,143,291   43,226,641    (93,982,089)    54,902,879    75,050,332

NET ASSETS:
Beginning of period .........................................  111,886,692    8,496,631    562,548,645    461,105,822    47,126,107
                                                              ------------  -----------  -------------   ------------  ------------
End of period ............................................... $307,029,983  $51,723,272  $ 468,566,556   $516,008,701  $122,176,439
                                                              ============  ===========  =============   ============  ============
Undistributed net investment income/
   (distributions in excess) ................................ $      9,490  $        --  $          --   $    370,771  $     43,772
                                                              ============  ===========  =============   ============  ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .................................................   18,693,118    5,269,867     11,508,897     47,346,991    10,026,806
Shares issued as reinvestment of dividends ..................      310,373       50,470             --         58,696        56,654
Shares issued in merger .....................................           --           --             --             --            --
Shares redeemed .............................................   (2,158,331)    (286,465)   (12,802,860)   (41,453,421)   (2,504,875)
                                                              ------------  -----------  -------------   ------------  ------------
Net increase/(decrease) .....................................   16,845,160    5,033,872     (1,293,963)     5,952,266     7,578,585
                                                              ============  ===========  =============   ============  ============

                       See Notes of Financial Statements.

                                                             DEVELOPING    DIVERSIFIED     EQUITY         EQUITY          FULLY
                                                                WORLD        MID-CAP       INCOME       OPPORTUNITY      MANAGED
                                                               SERIES        SERIES        SERIES         SERIES          SERIES
                                                             ------------  -----------  ------------  --------------  --------------
OPERATIONS:
Net investment income/(loss) ............................... $    976,663  $   143,076  $  4,981,312  $      421,014  $  13,637,768
Net realized gain/(loss) on investments, futures contracts,
   written options, interest rate swaps, forward foreign
   currency exchange contracts and foreign
   currency transactions ...................................  (24,635,369)  (1,745,527)    4,261,389     (43,137,072)    12,129,055
Net change in unrealized appreciation/(depreciation) of
   investments, futures contacts, written options,
   interest rate swaps, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies .......................   19,761,579    1,562,171    (4,580,175)    (24,867,267)    16,275,607
                                                             ------------  -----------  ------------  --------------  -------------
Net increase/(decrease) in net assets
   resulting from operations ...............................   (3,897,127)     (40,280)    4,662,526     (67,583,325)    42,042,430

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ......................................     (892,233)    (141,796)   (4,845,979)       (329,494)   (13,864,888)
Net realized gains .........................................     (123,269)          --    (9,699,207)             --    (14,459,160)

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ................................................  496,738,533   51,747,872   211,306,788     146,486,574    380,393,512
Shares issued as reinvestment of dividends .................    1,015,502      141,796    14,545,186         329,494     28,324,048
Shares issued in connection with merger ....................   20,587,483           --            --              --             --
Shares redeemed ............................................ (499,172,676)  (6,828,893)  (87,334,613)   (119,753,817)  (107,478,303)
                                                             ------------  -----------  ------------  --------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ..............   19,168,842   45,060,775   138,517,361      27,062,251    301,239,257
                                                             ------------  -----------  ------------  --------------  -------------
Net increase/(decrease) in net assets ......................   14,256,213   44,878,699   128,634,701     (40,850,568)   314,957,639

NET ASSETS:
Beginning of period ........................................   60,541,060   13,833,644   298,091,559     491,554,783    373,548,240
                                                             ------------  -----------  ------------  --------------  -------------
End of period .............................................. $ 74,797,273  $58,712,343  $426,726,260  $  450,704,215  $ 688,505,879
                                                             ============  ===========  ============  ==============  =============
Undistributed net investment income/
   (distributions in excess) ............................... $    (46,639) $        --  $    225,584  $       95,100  $     330,606
                                                             ============  ===========  ============  ==============  =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold ................................................   69,840,400    5,734,971    18,099,777       9,654,713     21,428,260
Shares issued as reinvestment of dividends .................      146,961       15,755     1,289,467          23,552      1,631,570
Shares issued in merger ....................................    2,799,022           --            --              --             --
Shares redeemed ............................................  (70,226,542)    (775,499)   (7,555,698)     (8,036,130)    (6,199,734)
                                                             ------------  -----------  ------------  --------------  -------------
Net increase/(decrease) ....................................    2,559,841    4,975,227    11,833,546       1,642,135     16,860,096
                                                             ============  ===========  ============  ==============  =============

                                                                                        HARD           INTERNATIONAL    INTERNET
                                                                        GROWTH          ASSETS            EQUITY      TOLLKEEPER(SM)
                                                                        SERIES          SERIES            SERIES         SERIES
                                                                    --------------   ------------     ------------    -----------
OPERATIONS:
Net investment income/(loss) ................................       $      123,450   $    649,881     $    (10,083)   $   (70,765)
Net realized gain/(loss) on investments, futures contracts,
   written options, interest rate swaps, forward foreign
   currency exchange contracts and foreign
   currency transactions ....................................         (480,388,450)    (2,657,500)        361,823        (701,676)
Net change in unrealized appreciation/(depreciation) of
   investments, futures contacts, written options,
   interest rate swaps, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ........................          (24,035,326)    (3,111,358)       1,922,971       (542,226)
                                                                    --------------   ------------     ------------    -----------
Net increase/(decrease) in net assets
   resulting from operations ................................         (504,300,326)    (5,118,977)       2,274,711     (1,314,667)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income .......................................                   --             --               --             --
Net realized gains ..........................................                   --             --               --             --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .................................................          881,386,771     15,996,871      199,728,587     10,966,148
Shares issued as reinvestment of dividends ..................                   --             --               --             --
Shares issued in connection with merger .....................                   --             --               --             --
Shares redeemed .............................................         (914,336,692)   (19,200,313)     (30,426,675)      (396,264)
                                                                    --------------   ------------     ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS FROM
   SHARES OF BENEFICIAL INTEREST TRANSACTIONS ...............          (32,949,921)    (3,203,442)     169,301,912     10,569,884
                                                                    --------------   ------------     ------------    -----------
Net increase/(decrease) in net assets .......................         (537,250,247)    (8,322,419)     171,576,623      9,255,217

NET ASSETS:
Beginning of period .........................................        1,638,875,138     42,109,104               --             --
                                                                    --------------   ------------     ------------    -----------
End of period ...............................................       $1,101,624,891   $ 33,786,685     $171,576,623    $ 9,255,217
                                                                    ==============   ============     ============    ===========
Undistributed net investment income/
   (distributions in excess) ................................       $     (810,436)  $    360,728     $         --    $        --
                                                                    ==============   ============     ============    ===========
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .................................................           55,882,367      1,585,578       24,400,290      1,257,640
Shares issued as reinvestment of dividends ..................                   --             --               --             --
Shares issued in merger .....................................                   --             --               --             --
Shares redeemed .............................................          (58,894,282)    (1,915,296)      (3,712,356)       (54,186)
                                                                    --------------   ------------     ------------    -----------
Net increase/(decrease) .....................................           (3,011,915)      (329,718)      20,687,934      1,203,454
                                                                    ==============   ============     ============    ===========

                       See Notes to Financial Statements.

---------------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
---------------------------------------------------------

                                  THE GCG TRUST
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                             JANUS                       LIMITED
                                                                            GROWTH       LARGE CAP      MATURITY        LIQUID
                                                             INVESTORS     AND INCOME       VALUE          BOND          ASSET
                                                               SERIES        SERIES        SERIES         SERIES        SERIES
                                                             -----------  -----------  ------------  -------------- ---------------
OPERATIONS:
Net investment income/(loss) ............................... $   475,734  $   482,841  $    312,112  $   16,917,592 $    34,031,463
Net realized gain/(loss) on investments, written options
   and foreign currency transactions .......................  (1,253,189)  (5,016,285)   (4,048,198)      4,963,518          27,416
Net change in unrealized appreciation/(depreciation) of
   investments, written options and other assets and
   liabilities denominated in foreign currencies ...........  (2,042,773)     886,867     1,925,058       4,063,398              --
                                                             -----------  -----------  ------------  -------------- ---------------
Net increase/(decrease) in net assets
   resulting from operations ...............................  (2,820,228)  (3,646,577)   (1,811,028)     25,944,508      34,058,879

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ......................................    (469,132)    (513,018)     (428,474)    (17,637,987)    (34,031,463)
Net realized gains .........................................    (291,334)          --       (11,402)             --              --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold ................................................  80,511,836   85,463,380   196,239,802     378,964,215   5,868,837,683
Shares issued as reinvestment of dividends .................     760,466      513,018       439,876      17,637,987      34,031,463
Shares redeemed ............................................  (9,784,784)  (3,825,931)  (25,585,101)   (193,476,645) (5,495,161,264)
                                                             -----------  -----------  ------------  -------------- ---------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS ........................  71,487,518   82,150,467   171,094,577     203,125,557     407,707,882
                                                             -----------  -----------  ------------  -------------- ---------------
Net increase/(decrease) in net assets ......................  67,906,824   77,990,872   168,843,673     211,432,078     407,735,298

NET ASSETS:
Beginning of year ..........................................  27,440,327   15,230,951   113,205,675     251,060,221     718,891,035
                                                             -----------  -----------  ------------  -------------- ---------------
End of year ................................................ $95,347,151  $93,221,823  $282,049,348  $  462,492,299 $ 1,126,626,333
                                                             ===========  ===========  ============  ============== ===============
Undistributed net investment income/
   (distributions in excess) ............................... $    18,228  $    13,426  $         --  $      112,784 $            --
                                                             ===========  ===========  ============  ============== ===============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold ................................................   7,429,738    9,230,455    19,424,621      34,064,926   5,868,837,683
Shares issued as reinvestment of dividends .................      73,832       57,838        44,164       1,606,374      34,031,463
Shares redeemed ............................................    (905,580)    (425,584)   (2,468,997)    (17,560,997) (5,495,161,264)
                                                             -----------  -----------  ------------  -------------- ---------------
Net increase/(decrease) ....................................   6,597,990    8,862,709    16,999,788      18,110,303     407,707,882
                                                             ===========  ===========  ============  ============== ===============

                       See Notes to Financial Statements.

                                                            MANAGED         MID-CAP          REAL                         SPECIAL
                                                             GLOBAL         GROWTH          ESTATE       RESEARCH       SITUATIONS
                                                             SERIES         SERIES          SERIES        SERIES          SERIES
                                                          -------------  --------------  ------------  --------------  ------------
OPERATIONS:
Net investment income/(loss) ............................ $     (13,363) $   (8,000,270) $  5,691,521  $    1,422,754  $     45,700
Net realized gain/(loss) on investments, written options
   and foreign currency transactions ....................   (13,192,993)   (299,819,086)    6,063,535    (193,641,495)   (2,722,661)
Net change in unrealized appreciation/(depreciation) of
   investments, written options and other assets and
   liabilities denominated in foreign currencies ........   (13,191,543)    (53,574,084)   (4,517,953)    (56,086,377)    1,493,169
                                                          -------------  --------------  ------------  --------------  ------------
Net increase/(decrease) in net assets
   resulting from operations ............................   (26,397,899)   (361,393,440)    7,237,103    (248,305,118)   (1,183,792)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income ...................................      (322,970)             --    (4,609,960)     (1,115,178)      (64,944)
Net realized gains ......................................            --      (6,116,429)   (1,646,938)    (22,520,890)           --

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .............................................   995,796,073     822,537,098    69,407,474     195,328,726    21,287,034
Shares issued as reinvestment of dividends ..............       322,970       6,116,429     6,256,898      23,636,068        64,944
Shares redeemed .........................................  (947,110,196)   (789,492,921)  (49,800,841)   (223,160,698)   (2,078,147)
                                                          -------------  --------------  ------------  --------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS .....................    49,008,847      39,160,606    25,863,531      (4,195,904)   19,273,831
                                                          -------------  --------------  ------------  --------------  ------------
Net increase/(decrease) in net assets ...................    22,287,978    (328,349,263)   26,843,736    (276,137,090)   18,025,095

NET ASSETS:
Beginning of year .......................................   232,962,704   1,461,745,411   103,799,742   1,147,195,606     8,125,462
                                                          -------------  --------------  ------------  --------------  ------------
End of year ............................................. $ 255,250,682  $1,133,396,148  $130,643,478  $  871,058,516  $ 26,150,557
                                                          =============  ==============  ============  ==============  ============
Undistributed net investment income/
   (distributions in excess) ............................ $    (411,421) $           --  $    560,406  $      277,395  $       (534)
                                                          =============  ==============  ============  ==============  ============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .............................................    91,817,030      51,117,547     4,375,136      10,798,662     2,435,159
Shares issued as reinvestment of dividends ..............        31,633         448,419       406,292       1,500,703         7,825
Shares redeemed .........................................   (87,020,436)    (49,941,530)   (3,254,194)    (12,607,589)     (257,494)
                                                          -------------  --------------  ------------  --------------  ------------
Net increase/(decrease) .................................     4,828,227       1,624,436     1,527,234        (308,224)    2,185,490
                                                          =============  ==============  ============  ==============  ============

                                                                STRATEGIC        TOTAL           VALUE       VAN KAMPEN
                                                                  EQUITY         RETURN          EQUITY       GROWTH AND
                                                                  SERIES         SERIES          SERIES         INCOME
                                                               ------------  --------------   ------------  -------------
OPERATIONS:

Net investment income/(loss) ................................  $ (1,576,246) $   25,985,245   $  1,487,934  $   2,688,610
Net realized gain/(loss) on investments, written options
   and foreign currency transactions ........................  (103,736,537)     24,239,804       (439,050)   (62,944,284)
Net change in unrealized appreciation/(depreciation) of
   investments, written options and other
   assets and liabilities denominated in foreign currencies .    26,442,241     (45,412,137)   (13,663,112)   (55,286,607)
                                                               ------------  --------------   ------------  -------------
Net increase/(decrease) in net assets
   resulting from operations ................................   (78,870,542)      4,812,912    (12,614,228)  (115,542,281)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
CLASS S:
Net investment income .......................................            --     (27,027,121)    (1,445,370)    (2,445,209)
Net realized gains ..........................................      (402,853)    (36,546,413)    (2,675,016)    (9,162,932)

CAPITAL SHARE TRANSACTIONS:
CLASS S:
Shares sold .................................................   205,535,707     263,303,312    109,486,609     53,223,667
Shares issued as reinvestment of dividends ..................       402,853      63,573,534      4,120,386     11,608,141
Shares redeemed .............................................  (231,474,088)    (97,919,451)   (78,542,643)   (85,104,091)
                                                               ------------  --------------   ------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES OF
   BENEFICIAL INTEREST TRANSACTIONS .........................   (25,535,528)    228,957,395     35,064,352    (20,272,283)
                                                               ------------  --------------   ------------  -------------
Net increase/(decrease) in net assets .......................  (104,808,923)    170,196,773     18,329,738   (147,422,705)

NET ASSETS:
Beginning of year ...........................................   374,614,215     832,527,042    186,345,220    941,023,682
                                                               ------------  --------------   ------------  -------------
End of year .................................................  $269,805,292  $1,002,723,815   $204,674,958  $ 793,600,977
                                                               ============  ==============   ============  =============
Undistributed net investment income/
   (distributions in excess) ................................  $         --  $      355,581   $     42,564  $     243,401
                                                               ============  ==============   ============  =============
TRANSACTIONS IN FUND SHARES:
CLASS S:
Shares sold .................................................    14,937,803      15,618,931      6,720,612      2,510,103
Shares issued as reinvestment of dividends ..................        31,746       4,031,296        270,012        571,548
Shares redeemed .............................................   (16,870,660)     (5,854,787)    (5,047,944)    (4,178,582)
                                                               ------------  --------------   ------------  -------------
Net increase/(decrease) .....................................    (1,901,111)     13,795,440      1,942,680     (1,096,931)
                                                               ============  ==============   ============  =============

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                             ALL CAP SERIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS S                    CLASS A
                                                                            ----------------------------------------   ----------
                                                                               YEAR           YEAR         PERIOD         PERIOD
                                                                               ENDED          ENDED         ENDED         ENDED
                                                                             12/31/02#      12/31/01      12/31/00*    12/31/02(A)#
                                                                            -----------    -----------   -----------   -----------
Net asset value, beginning of period ....................................    $  11.53       $  11.45       $  10.00      $  8.87
                                                                             --------       --------       --------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................................        0.03           0.09           0.05         0.02
Net realized and unrealized gain/(loss) on investments ..................       (2.98)          0.12           1.68        (0.31)
                                                                             --------       --------       --------      -------
Total from investment operations ........................................       (2.95)          0.21           1.73        (0.29)
                                                                             --------       --------       --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................       (0.02)         (0.09)         (0.04)       (0.01)
Distributions from capital gains ........................................        --            (0.04)         (0.24)        --
                                                                             --------       --------       --------      -------
Total distributions .....................................................       (0.02)         (0.13)         (0.28)       (0.01)
                                                                             --------       --------       --------      -------
Net asset value, end of period ..........................................    $   8.56       $  11.53       $  11.45      $  8.57
                                                                             ========       ========       ========      =======
Total return ............................................................      (25.57)%         1.91%         17.45%++     (3.28)%++
                                                                             --------       --------       --------      -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................................    $252,792       $307,030       $111,887      $   186
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ..............................        1.01%          1.01%          1.00%+       1.16%+
   After directed brokerage reimbursement ...............................        1.01%            --             --         1.16%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ..............................        0.32%          1.15%          1.10%+       0.65%+
   After directed brokerage reimbursement ...............................        0.32%            --             --         0.65%+
Portfolio turnover rate .................................................         139%            75%            82%         139%

                                                    ASSET ALLOCATION GROWTH SERIES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           CLASS S
                                                                                                     ------------------------
                                                                                              YEAR          YEAR        PERIOD
                                                                                              ENDED         ENDED        ENDED
                                                                                            12/31/02#     12/31/01    12/31/00**#
                                                                                            ---------     ---------   -----------
Net asset value, beginning of period ...................................................     $   8.71      $   9.40    $  10.00
                                                                                             --------      --------    --------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income ..................................................................         0.09          0.03        0.09
Net realized and unrealized loss on investments ........................................        (1.38)        (0.64)      (0.68)
                                                                                             --------      --------    --------
Total from investment operations .......................................................        (1.29)        (0.61)      (0.59)
                                                                                             --------      --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................................        (0.09)        (0.08)      (0.01)
                                                                                             --------      --------    --------
Net asset value, end of period .........................................................     $   7.33      $   8.71    $   9.40
                                                                                             ========      ========    ========
Total return ...........................................................................       (14.77)%       (6.52)%     (5.90)%++
                                                                                             ========      ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................................     $ 47,394      $ 51,723    $  8,497
Ratio of operating expenses to average net assets ......................................         1.01%         1.01%       1.00%+
Ratio of net investment income to average net assets ...................................         1.11%         1.50%       3.80%+
Portfolio turnover rate ................................................................          126%           50%         10%

-------------------------------------
  * The All Cap Series commenced operations on February 1, 2000.
 ** The Asset Allocation Growth Series commenced operations on October 2, 2000.
(A) Class A commenced operations on September 9, 2002.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                        CAPITAL GROWTH SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS S                                 CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR       PERIOD     PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98*# 12/31/02(A)#
                                                            ---------    --------    --------    --------   ---------  -----------
Net asset value, beginning of period ......................  $  12.75    $  14.78    $  18.52    $  15.62    $  14.24    $   8.37
                                                             --------    --------    --------    --------    --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..............................     (0.07)      (0.07)      (0.07)         --        0.09       (0.02)
Net realized and unrealized gain/(loss) on investments ....     (3.76)      (1.96)      (3.14)       3.96        1.36        0.57
                                                             --------    --------    --------    --------    --------    --------
Total from investment operations ..........................     (3.83)      (2.03)      (3.21)       3.96        1.45        0.55
                                                             --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --          --          --       (0.02)      (0.07)         --
Distributions in excess of net investment income ..........        --          --          --       (0.01)         --          --
Distributions from capital gains ..........................        --          --       (0.53)      (1.03)         --          --
Return of capital .........................................        --          --       (0.00)1        --          --          --
                                                             --------    --------    --------    --------    --------    --------
Total distributions .......................................        --          --       (0.53)      (1.06)      (0.07)         --
                                                             --------    --------    --------    --------    --------    --------
Net asset value, end of period ............................  $   8.92    $  12.75    $  14.78    $  18.52    $  15.62    $   8.92
                                                             ========    ========    ========    ========    ========    ========
Total return ..............................................    (30.04)%    (13.73)%    (17.12)%     25.56%      10.19%++     6.57%++
                                                             ========    ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $288,770    $468,567    $562,549    $567,628    $298,839    $    158
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ................      1.05%       1.01%       0.99%       1.05%       1.08%+      1.21%+
   After directed brokerage reimbursement .................      1.02%         --          --          --          --        1.18%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement ................     (0.72)%     (0.53)%     (0.45)%      0.00%1      1.86%+     (0.74)%+
   After directed brokerage reimbursement .................     (0.69)%        --          --          --          --       (0.71)%+
Portfolio turnover rate ...................................       159%        211%         59%        185%         92%        159%

                                                 CAPITAL GUARDIAN SMALL CAP SERIES***
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS S                                 CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR       PERIOD     PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98*# 12/31/02(A)#
                                                            ---------    --------    --------    --------   ---------  -----------
Net asset value, beginning of period                         $  10.53    $  10.71    $  23.44    $  16.03    $  13.25   $   7.98
                                                             --------    --------    --------    --------    --------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                     0.02        0.01        0.04       (0.07)      (0.03)      0.02
Net realized and unrealized gain/(loss) on investments          (2.70)      (0.18)      (5.05)       8.17        2.81      (0.14)
                                                             --------    --------    --------    --------    --------   --------
Total from investment operations                                (2.68)      (0.17)      (5.01)       8.10        2.78      (0.12)
                                                             --------    --------    --------    --------    --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.01)      (0.01)      (0.03)         --          --      (0.00)/1/
Distributions from capital gains                                   --          --       (7.69)      (0.69)         --         --
                                                             --------    --------    --------    --------    --------   --------
Total distributions                                             (0.01)      (0.01)      (7.72)      (0.69)         --         --
                                                             --------    --------    --------    --------    --------   --------
Net asset value, end of period                               $   7.84    $  10.53    $  10.71    $  23.44    $  16.03   $   7.86
                                                             --------    --------    --------    --------    --------   --------
Total return                                                   (25.43)%     (1.56)%    (18.17)%     50.61%      20.98%     (1.50)%++
                                                             ========    ========    ========    ========    ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $365,177    $516,009    $461,106    $367,637    $147,696   $    330
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                       0.95%       0.95%       0.95%       0.96%       0.99%      1.11%+
   After directed brokerage reimbursement                        0.94%         --          --          --          --       1.10%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement                       0.27%       0.16%       0.21%      (0.49)%     (0.32)%     0.74%+
   After directed brokerage reimbursement                        0.28%         --          --          --          --       0.75%+
Portfolio turnover rate                                            40%         42%        116%        132%        133%        40%

---------------------
  *  The Capital Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth & Income Series.
*** Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Capital Guardian Small Cap Series. Prior to that date, a different firm served as Portfolio Manager. Prior to May 1, 2002, the Capital Guardian Small Cap Series was named the Small Cap Series.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                        See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                       CORE BOND SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS S                                 CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR       PERIOD     PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98*# 12/31/02(A)#
                                                            ---------    --------    --------    --------   ---------  -----------
Net asset value, beginning of period ......................  $   9.79    $   9.60    $  10.06    $  11.17    $  10.47    $  10.33
                                                             --------    --------    --------    --------    --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.36        0.26        0.12        0.34        0.09        0.10
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................      0.48       (0.02)      (0.03)      (1.30)       0.74        0.20
                                                             --------    --------    --------    --------    --------    --------
Total from investment operations ..........................      0.84        0.24        0.09       (0.96)       0.83        0.30
                                                             --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.16)         --       (0.32)      (0.14)      (0.09)      (0.15)
Dividends in excess of net investment income ..............        --          --          --          --       (0.04)         --
Distributions from capital gains ..........................     (0.08)      (0.05)      0.001          --          --       (0.08)
Distributions in excess of capital gains ..................        --          --          --       (0.01)         --          --
Return of capital .........................................        --          --       (0.23)         --          --          --
                                                             --------    --------    --------    --------    --------    --------
Total distributions .......................................     (0.24)      (0.05)      (0.55)      (0.15)      (0.13)      (0.23)
                                                             --------    --------    --------    --------    --------    --------
Net asset value, end of period ............................  $  10.39    $   9.79    $   9.60    $  10.06    $  11.17    $  10.40
                                                             ========    ========    ========    ========    ========    ========
Total return ..............................................      8.68%       2.46%       0.94%      (8.62)%      7.99%++     2.94%++
                                                             ========    ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $437,548    $122,176    $ 47,126    $ 30,371    $ 21,932    $  1,002
Ratio of operating expenses to average net assets .........      0.93%       1.13%       1.60%       1.60%       1.74%+      1.03%+
Ratio of net investment income to average net assets ......      3.56%       3.30%       3.62%       3.17%       2.37%+      3.21%+
Portfolio turnover rate ...................................       605%        745%        156%         87%         25%        605%

                                                      DEVELOPING WORLD SERIES****
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS S                                 CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR       YEAR        YEAR        YEAR       PERIOD     PERIOD
                                                              ENDED      ENDED       ENDED       ENDED       ENDED      ENDED
                                                            12/31/02#   12/31/01    12/31/00    12/31/99  12/31/98***# 12/31/02(A)#
                                                            ---------   --------    --------    --------  -----------  -----------
Net asset value, beginning of period                         $   7.10   $   7.59    $  11.56    $   7.37    $  10.00    $   6.48
                                                             --------   --------    --------    --------    --------    --------
Income/(loss) from investment operations:
Net investment income/(loss)                                     0.02       0.09       (0.05)       0.08        0.04       (0.01)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies                                       (0.78)     (0.49)      (3.86)       4.44       (2.67)      (0.13)
                                                             --------   --------    --------    --------    --------    --------
Total from investment operations                                (0.76)     (0.40)      (3.91)       4.52       (2.63)      (0.14)
                                                             --------   --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income                               --      (0.08)         --       (0.10)         --          --
Dividends in excess of net investment income                       --         --          --       (0.03)         --          --
Distributions from capital gains                                   --      (0.01)      (0.06)      (0.20)         --          --
                                                             --------   --------    --------    --------    --------    --------
Total distributions                                                --      (0.09)      (0.06)      (0.33)         --          --
                                                             --------   --------    --------    --------    --------    --------
Net asset value, end of period                               $   6.34   $   7.10    $   7.59    $  11.56    $   7.37    $   6.34
                                                             ========   ========    ========    ========    ========    ========
Total return                                                   (10.70)%    (5.25)%    (33.79)%     61.66%     (26.27)%++   (2.16)%++
                                                             ========   ========    ========    ========    ========    ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $ 62,732   $ 74,797    $ 60,541    $ 62,616    $  8,797    $     89
Ratio of operating expenses to average net assets                1.76%      1.76%       1.75%       1.75%       1.83%+      1.91%+
Ratio of net investment income/(loss) to average net assets      0.25%      1.27%      (0.39)%      0.85%       0.69%+     (0.77)%+
Portfolio turnover rate                                           166%       180%        130%        135%         67%        166%

------------------
   * The Core Bond Series commenced operations on August 14, 1998.
  ** Since May 1, 2001, Pacific Investment Management Company has served as the
     Portfolio Manager of the Core Bond Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Series to the Core Bond Series and a change of investment strategy.
 *** The Developing World Series commenced operations on February 18, 1998.
**** Since March 1, 1999, Baring International Investment Limited has served as
     Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
 (A) Class A commenced operations on September 9, 2002.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 /1/ Amount is less than 0.01.

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                      DIVERSIFIED MID-CAP SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S                      CLASS A
                                                                        ----------------------------------     ----------------
                                                                          YEAR          YEAR         PERIOD         PERIOD
                                                                          ENDED         ENDED         ENDED          ENDED
                                                                        12/31/02#     12/31/01     12/31/00*#    12/31/02(A)#
                                                                        ---------     ---------    ---------     ------------
Net asset value, beginning of period ................................     $  9.21      $  9.89      $ 10.00           $7.76
                                                                          -------      -------      -------           -----
LOSS FROM INVESTMENT OPERATIONS:
Net investment income ...............................................        0.03         0.02         0.04            0.01
Net realized and unrealized loss on investments .....................       (1.81)       (0.68)       (0.13)          (0.33)
                                                                          -------      -------      -------           -----
Total from investment operations ....................................       (1.78)       (0.66)       (0.09)          (0.32)
                                                                          -------      -------      -------           -----
LESS DISTRIBUTIONS:
Dividends from net investment income ................................       (0.02)       (0.02)       (0.02)          (0.01)
                                                                          -------      -------      -------           -----
Net asset value, end of period ......................................     $  7.41      $  9.21      $  9.89           $7.43
                                                                          =======      =======      =======           =====
Total return ........................................................      (19.34)%      (6.64)%      (0.87)%++       (4.15)%++
                                                                          =======      =======      =======           =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................     $91,198      $58,712      $13,834           $ 226
Ratio of operating expenses to average net assets ...................        1.01%        1.01%        1.00%+          1.16%+
Ratio of net investment income to average net assets ................        0.33%        0.47%        1.70%+          0.30%+
Portfolio turnover rate .............................................         106%          89%          20%            106%

                                                         EQUITY GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS S          CLASS A
                                                                                          -------------    -------------
                                                                                             PERIOD            PERIOD
                                                                                              ENDED             ENDED
                                                                                           12/31/02**#      12/31/02(A)#
                                                                                           -----------      -----------
Net asset value, beginning of period ..................................................      $ 10.00           $ 8.07
                                                                                             -------           ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income .................................................................         0.01             0.00/1/
Net realized and unrealized loss on investments .......................................        (2.11)           (0.18)
                                                                                             -------           ------
Total from investment operations ......................................................        (2.10)           (0.18)
                                                                                             -------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................................................        (0.01)              --
                                                                                             -------           ------
Net asset value, end of period ........................................................      $  7.89           $ 7.89
                                                                                             =======           ======
Total return ..........................................................................       (21.05)%++        (2.23)%++
                                                                                             -------           ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................................................      $ 6,334           $  468
Ratio of operating expenses to average net assets .....................................         1.00%+           1.16%+
Ratio of net investment income to average net assets ..................................         0.13%+           0.10%+
Portfolio turnover rate ...............................................................          113%             113%

-------------------
  * The Diversified Mid-Cap Series commenced operations on October 2, 2000. ** The Equity Growth Series commenced operations on May 1, 2002.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                           See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                         EQUITY INCOME SERIES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                 CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------   --------   -----------
Net asset value, beginning of period .....................   $  11.41    $  11.67    $  11.24    $  12.67   $  13.09     $  9.92
                                                             --------    --------    --------    --------   --------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ....................................       0.17        0.14        0.23        0.27       0.49        0.06
Net realized and unrealized gain/(loss) on investments ...      (1.68)       0.01        1.18       (0.39)      0.58       (0.09)
                                                             --------    --------    --------    --------   --------     -------
Total from investment operations .........................      (1.51)       0.15        1.41       (0.12)      1.07       (0.03)
                                                             --------    --------    --------    --------   --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................      (0.12)      (0.14)      (0.30)      (0.29)     (0.50)      (0.11)
Distributions from capital gains .........................      (0.06)      (0.27)      (0.68)      (1.02)     (0.99)      (0.06)
                                                             --------    --------    --------    --------   --------     -------
Total distributions ......................................      (0.18)      (0.41)      (0.98)      (1.31)     (1.49)      (0.17)
                                                             --------    --------    --------    --------   --------     -------
Net asset value, end of period ...........................   $   9.72    $  11.41    $  11.67    $  11.24   $  12.67     $  9.72
                                                             ========    ========    ========    ========   ========     =======
Total return .............................................     (13.19)%      1.36%      12.93%      (0.72)%     8.26%      (0.30)%++
                                                             ========    ========    ========    ========   ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................   $418,276    $426,726    $298,092    $277,354   $278,074     $   650
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ...............       0.95%       0.95%       0.95%       0.96%      0.98%       1.10%+
   After directed brokerage reimbursement ................       0.93%         --          --          --         --        1.08%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ...............       1.56%       1.43%       1.98%       2.19%      3.63%       1.87%+
   After directed brokerage reimbursement ................       1.58%         --          --          --         --        1.89%+
Portfolio turnover rate ..................................         23%         16%         53%        122%        61%         23%

                                                      EQUITY OPPORTUNITY SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------   --------   -----------
Net asset value, beginning of period                         $  14.20    $  16.33    $  20.02    $  18.09   $  17.65     $ 10.17
                                                             --------    --------    --------    --------   --------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                     0.02        0.01       0.001       (0.01)      0.15        0.01
Net realized and unrealized gain/(loss) on investments          (4.17)      (2.13)      (3.08)       4.38       2.07       (0.14)
                                                             --------    --------    --------    --------   --------     -------
Total from investment operations                                (4.15)      (2.12)      (3.08)       4.37       2.22       (0.13)
                                                             --------    --------    --------    --------   --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.02)      (0.01)         --       (0.03)     (0.15)      (0.00)/1/
Distributions from capital gains                                   --          --       (0.61)      (2.41)     (1.63)         --
                                                             --------    --------    --------    --------   --------     -------
Total distributions                                             (0.02)      (0.01)      (0.61)      (2.44)     (1.78)      (0.00)
                                                             --------    --------    --------    --------   --------     -------
Net asset value, end of period                               $  10.03    $  14.20    $  16.33    $  20.02   $  18.09     $ 10.04
                                                             ========    ========    ========    ========   ========     =======
Total return                                                   (29.26)%    (12.98)%    (15.22)%     24.64%     12.68%      (1.27)%++
                                                             ========    ========    ========    ========   ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $287,276    $450,704    $491,555    $411,898   $263,313     $    44
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                       0.95%       0.95%       0.95%       0.96%      0.98%       1.10%+
   After directed brokerage reimbursement                        0.87%         --          --          --         --        0.91%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement                       0.12%       0.09%       0.00%1     (0.05)%     0.95%       0.04%+
   After directed brokerage reimbursement                        0.20%         --          --          --         --        0.23%+
Portfolio turnover rate                                           158%         40%         62%        126%        64%        158%

---------------------
  * Since May 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Equity Income Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.
 ** Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the Equity Opportunity Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to Equity Opportunity Series.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                            See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                          FOCUS VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS S           CLASS A
                                                                                                    ------------     --------------
                                                                                                       PERIOD            PERIOD
                                                                                                        ENDED             ENDED
                                                                                                     12/31/02*#       12/31/02(A)#
                                                                                                     ----------       ------------
Net asset value, beginning of period ............................................................     $ 10.00           $  8.21
                                                                                                      -------           -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................................................................       0.001             (0.01)
Net realized and unrealized gain/(loss) on investments ..........................................       (1.55)             0.24
                                                                                                      -------           -------
Total from investment operations ................................................................       (1.55)             0.23
                                                                                                      -------           -------
Net asset value, end of period ..................................................................     $  8.45           $  8.44
                                                                                                      =======           =======
Total return ....................................................................................      (15.50)%++          2.80%++
                                                                                                      =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................................................     $ 8,045           $    58
Ratio of operating expenses to average net assets ...............................................        1.05%+            1.21%+
Ratio of net investment income/(loss) to average net assets .....................................        0.06%+           (0.37)%+
Portfolio turnover rate .........................................................................          61%               61%

                                                         FULLY MANAGED SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------   --------   -----------
Net asset value, beginning of period .....................   $  17.50    $  16.62    $  15.05    $  15.23   $  15.73    $ 17.40
                                                             --------    --------    --------    --------   --------    -------
Income from investment operations:
Net investment income ....................................       0.38        0.36        0.47        0.50       0.36       0.12
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ................................      (0.29)       1.28        2.78        0.53       0.55       0.06
                                                             --------    --------    --------    --------   --------    -------
Total from investment operations .........................       0.09        1.64        3.25        1.03       0.91       0.18
                                                             --------    --------    --------    --------   --------    -------
Less Distributions:
Dividends from net investment income .....................      (0.26)      (0.37)      (0.62)      (0.40)     (0.36)     (0.23)
Distributions from capital gains .........................      (0.20)      (0.39)      (1.06)      (0.81)     (1.05)     (0.20)
                                                             --------    --------    --------    --------   --------    -------
Total distributions ......................................      (0.46)      (0.76)      (1.68)      (1.21)     (1.41)     (0.43)
                                                             --------    --------    --------    --------   --------    -------
Net asset value, end of period ...........................   $  17.13    $  17.50    $  16.62    $  15.05   $  15.23    $ 17.15
                                                             ========    ========    ========    ========   ========    =======
Total return .............................................       0.48%       9.92%      21.97%       6.92%      5.89%      1.03%++
                                                             ========    ========    ========    ========   ========    =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) .....................   $994,912    $688,506    $373,548    $287,909   $246,196    $   903
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ...............       0.95%       0.95%       0.95%       0.97%      0.98%      1.10%+
   After directed brokerage reimbursement ................       0.94%         --           --         --         --       1.09%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ...............       2.12%       2.65%       3.24%       3.45%      2.83%      2.19%+
   After directed brokerage reimbursement ................       2.13%         --           --         --         --       2.20%+
Portfolio turnover rate ..................................         16%         23%         42%         36%        44%        16%

------------------------------
  *  The Focus Value Series commenced operations on May 1, 2002.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                           See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                       FUNDAMENTAL GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS S           CLASS A
                                                                                                    ------------     --------------
                                                                                                       PERIOD            PERIOD
                                                                                                        ENDED             ENDED
                                                                                                     12/31/02*#       12/31/02(A)#
                                                                                                     ----------       ------------
Net asset value, beginning of period ............................................................      $ 10.00          $  8.42
                                                                                                       -------          -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss .............................................................................        (0.01)           (0.01)
Net realized and unrealized loss on investments .................................................        (1.94)           (0.36)
                                                                                                       -------          -------
Total from investment operations ................................................................        (1.95)           (0.37)
                                                                                                       -------          -------
Net asset value, end of period ..................................................................      $  8.05          $  8.05
                                                                                                       =======          =======
Total return ....................................................................................       (19.50)%++        (4.39)%++
                                                                                                       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................................................      $ 4,757          $   117
Ratio of operating expenses to average net assets ...............................................         1.05%+           1.21%+
Ratio of net investment loss to average net assets ..............................................        (0.09)%+         (0.26)%+
Portfolio turnover rate .........................................................................           56%              56%

                                                        GLOBAL FRANCHISE SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS S           CLASS A
                                                                                                    ------------     --------------
                                                                                                       PERIOD            PERIOD
                                                                                                        ENDED             ENDED
                                                                                                     12/31/02*#       12/31/02(A)#
                                                                                                     ----------       ------------
Net asset value, beginning of period .............................................................     $ 10.00          $  9.34
                                                                                                       -------          -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income ............................................................................        0.04             0.01
Net realized and unrealized loss on investments and foreign currencies ...........................       (1.11)           (0.42)
                                                                                                       -------          -------
Total from investment operations .................................................................       (1.07)           (0.41)
                                                                                                       -------          -------
Net asset value, end of period ...................................................................     $  8.93          $  8.93
                                                                                                       =======          =======
Total return .....................................................................................      (10.70)%++        (4.39)%++
                                                                                                       =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................................................     $19,133          $   713
Ratio of operating expenses to average net assets ................................................        1.25%+           1.41%+
Ratio of net investment income to average net assets .............................................        0.70%+           0.20%+
Portfolio turnover rate ..........................................................................          33%              33%

----------------------
  *  The Fundamental Growth Series commenced operations on May 1, 2002.
 **  The Global Franchise Series commenced operations on May 1, 2002.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                            GROWTH SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98*#  12/31/02(A)#
                                                            ---------    --------    --------    --------  ---------   -----------
Net asset value, beginning of period ......................  $  13.80   $    19.78  $    27.49  $    15.62  $  13.63     $9.81
                                                             --------   ----------  ----------  ----------  --------     -----
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..............................     (0.02)       0.001        0.29       (0.03)    (0.03)    (0.01)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................     (4.06)       (5.98)      (6.43)      12.23      2.02     (0.09)
                                                             --------   ----------  ----------  ----------  --------     -----
Total from investment operations ..........................     (4.08)       (5.98)      (6.14)      12.20      1.99     (0.10)
                                                             --------   ----------  ----------  ----------  --------     -----
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --           --       (0.34)         --        --        --
Distributions from capital gains ..........................        --           --       (1.23)      (0.33)       --        --
Return of capital .........................................        --           --       (0.00)1        --        --        --
                                                             --------   ----------  ----------  ----------  --------     -----
Total distributions .......................................        --           --       (1.57)      (0.33)       --        --
                                                             --------   ----------  ----------  ----------  --------     -----
Net asset value, end of period ............................  $   9.72   $    13.80  $    19.78  $    27.49  $  15.62     $9.71
                                                             ========   ==========  ==========  ==========  ========     =====
Total return ..............................................    (29.57)%     (30.23)%    (21.99)%     78.13%    14.60%++  (1.02)%++
                                                             ========   ==========  ==========  ==========  ========     =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $616,225   $1,101,625  $1,638,875  $1,416,872  $231,216     $ 102
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ................      1.04%        1.01%       0.99%       1.04%     1.09%+    1.21%+
   After directed brokerage reimbursement .................      0.97%          --          --          --        --      1.05%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement ................     (0.22)%       0.01%       0.19%      (0.40)%   (0.58)%+  (0.59)%+
   After directed brokerage reimbursement .................     (0.15)%         --          --          --        --     (0.43)%+
Portfolio turnover rate ...................................       186%          88%         60%        116%       88%      186%

                                                         HARD ASSETS SERIES***
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------   --------   -----------
Net asset value, beginning of period ......................  $  9.79     $ 11.14      $ 11.76     $  9.60    $ 15.05     $9.95
                                                             -------     -------      -------     -------    -------     -----
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................     0.16        0.19         0.01        0.12       0.26      0.03
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................    (0.08)      (1.54)       (0.57)       2.12      (4.73)    (0.12)
                                                             -------     -------      -------     -------    -------     -----
Total from investment operations ..........................     0.08       (1.35)       (0.56)       2.24      (4.47)    (0.09)
                                                             -------     -------      -------     -------    -------     -----
LESS DISTRIBUTIONS:
Dividends from net investment income ......................    (0.06)         --        (0.05)      (0.08)     (0.26)    (0.04)
Distributions from capital gains ..........................       --          --           --          --      (0.72)       --
Return of capital .........................................       --          --        (0.01)         --         --        --
                                                             -------     -------      -------     -------    -------     -----
Total distributions .......................................    (0.06)         --        (0.06)      (0.08)     (0.98)    (0.04)
                                                             -------     -------      -------     -------    -------     -----
Net asset value, end of period ............................  $  9.81     $  9.79      $ 11.14     $ 11.76    $  9.60     $9.82
                                                             =======     =======      =======     =======    =======     =====
Total return ..............................................     0.80%     (12.12)%      (4.73)%     23.36%    (29.58)%   (0.87)%++
                                                             =======     =======      =======     =======    =======     =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $69,313     $33,787      $42,109     $40,291    $30,530     $ 107
Ratio of operating expenses to average net assets .........     0.94%       0.95%        0.95%       0.96%      1.00%     1.10%+
Ratio of net investment income to average net assets ......     1.50%       1.68%        1.00%       1.07%      1.99%     0.94%+
Portfolio turnover rate ...................................      187%        240%         207%        204%       178%      187%

----------------
  *  The Growth Series commenced operations on August 14, 1998.
 ** Prior to March 1, 1999, the Growth Series was named the Value & Growth Series. Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Growth Series. Prior to that date, the Series had been advised by other Portfolio Managers.
*** Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                        See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                  INTERNATIONAL ENHANCED EAFE SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS S           CLASS A
                                                                                                    ------------      -------------
                                                                                                       PERIOD            PERIOD
                                                                                                        ENDED             ENDED
                                                                                                     12/31/02*#       12/31/02(A)#
                                                                                                     ----------       -----------
Net asset value, beginning of period .............................................................    $ 10.00           $  8.56
                                                                                                      -------           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................................................................       0.04             (0.01)
Net realized and unrealized loss on investments and foreign currencies ...........................      (1.74)            (0.24)
                                                                                                      -------           -------
Total from investment operations .................................................................      (1.70)            (0.25)
                                                                                                      -------           -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................................................      (0.02)            (0.01)
                                                                                                      -------           -------
Net asset value, end of period ...................................................................    $  8.28           $  8.30
                                                                                                      =======           =======
Total return .....................................................................................     (16.97)%++         (2.92)%++
                                                                                                      =======           =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................................................    $ 9,147           $   174
Ratio of operating expenses to average net assets ................................................       1.25%+            1.41%+
Ratio of net investment income/(loss) to average net assets ......................................       0.57%+           (0.32)%+
Portfolio turnover rate ..........................................................................         23%               23%

                                                     INTERNATIONAL EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS S              CLASS A
                                                                                           ------------------------  --------------
                                                                                              YEAR         PERIOD        PERIOD
                                                                                              ENDED         ENDED         ENDED
                                                                                            12/31/02#    12/31/01**   12/31/02(A)#
                                                                                            ---------    ----------   ------------
Net asset value, beginning of period .................................................      $   8.29      $   8.26       $ 7.10
                                                                                            --------      --------       ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .........................................................          0.06         (0.00)/1/    (0.01)
Net realized and unrealized gain/(loss) on investments and foreign currencies ........         (1.40)         0.03        (0.14)
                                                                                            --------      --------       ------
Total from investment operations .....................................................         (1.34)         0.03        (0.15)
                                                                                            --------      --------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income .................................................         (0.04)           --        (0.03)
Distributions from capital gains .....................................................         (0.02)           --        (0.02)
                                                                                            --------      --------       ------
Total distributions ..................................................................         (0.06)           --        (0.05)
                                                                                            --------      --------       ------
Net asset value, end of period .......................................................      $   6.89      $   8.29       $ 6.90
                                                                                            ========      ========       ======
Total return .........................................................................        (16.15)%        0.36%++     (2.11)%++
                                                                                            ========      ========       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................................      $139,789      $171,577       $  264
Ratio of operating expenses to average net assets ....................................          1.26%         1.25%+       1.41%+
Ratio of net investment income/(loss) to average net assets ..........................          0.69%        (0.15)%+     (0.27)%+
Portfolio turnover rate ..............................................................           115%           99%         115%

---------------
  * The International Enhanced EAFE Series commenced operations on May 1, 2002. ** The International Equity Series commenced operations on December 17, 2001.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                          See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.


                                                     INTERNET TOLLKEEPER(SM) SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS S              CLASS A
                                                                                           ------------------------  --------------
                                                                                              YEAR         PERIOD        PERIOD
                                                                                              ENDED         ENDED         ENDED
                                                                                            12/31/02#    12/31/01*    12/31/02(A)#
                                                                                            ---------    ----------   ------------
Net asset value, beginning of period ....................................................    $  7.69       $10.00        $ 4.52
                                                                                             -------       ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................................................      (0.10)       (0.06)        (0.03)
Net realized and unrealized gain/(loss) on investments ..................................      (2.83)       (2.25)         0.27
                                                                                             -------       ------        ------
Total from investment operations ........................................................      (2.93)       (2.31)         0.24
                                                                                             -------       ------        ------
Net asset value, end of period ..........................................................    $  4.76       $ 7.69        $ 4.76
                                                                                             =======       ======        ======
Total return ............................................................................     (38.10)%     (23.10)%++      5.31%++
                                                                                             =======       ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................................................    $15,199       $9,255        $   64
Ratio of operating expenses to average net assets .......................................       1.86%        1.85%+        2.01%+
Ratio of net investment loss to average net assets ......................................      (1.79)%      (1.69)%+      (1.93)%+
Portfolio turnover rate .................................................................         42%          21%           42%

                                                           INVESTORS SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S                      CLASS A
                                                                        ----------------------------------     ----------------
                                                                          YEAR          YEAR         PERIOD         PERIOD
                                                                          ENDED         ENDED         ENDED          ENDED
                                                                        12/31/02#     12/31/01     12/31/00**    12/31/02(A)#
                                                                        ---------     ---------    ---------     ------------
Net asset value, beginning of period .................................   $ 10.50       $ 11.06      $ 10.00         $ 8.16
                                                                         -------       -------      -------         ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................................      0.09          0.04         0.06           0.04
Net realized and unrealized gain/(loss) on investments ...............     (2.50)        (0.52)        1.33          (0.11)
                                                                         -------       -------      -------         ------
Total from investment operations .....................................     (2.41)        (0.48)        1.39          (0.07)
                                                                         -------       -------      -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income .................................     (0.07)        (0.05)       (0.05)         (0.06)
Distributions from capital gains .....................................        --         (0.03)       (0.28)            --
                                                                         -------       -------      -------         ------
Total distributions ..................................................     (0.07)        (0.08)       (0.33)         (0.06)
                                                                         -------       -------      -------         ------
Net asset value, end of period .......................................   $  8.02       $ 10.50      $ 11.06         $ 8.03
                                                                         =======       =======      =======         ======
Total return .........................................................    (22.98)%       (4.27)%      14.07%++       (0.92)%++
                                                                         =======       =======      =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................   $94,986       $95,347      $27,440         $  307
Ratio of operating expenses to average net assets ....................      1.01%         1.01%        1.00%+         1.16%+
Ratio of net investment income to average net assets .................      1.03%         0.78%        1.13%+         1.37%+
Portfolio turnover rate ..............................................        42%           39%         118%            42%

----------------------
  * The Internet TollkeeperSM Series commenced operations on May 1, 2001. ** The Investors Series commenced operations on February 1, 2000.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                         See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                              J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      CLASS S           CLASS A
                                                                                                    ------------     -------------
                                                                                                       PERIOD            PERIOD
                                                                                                        ENDED             ENDED
                                                                                                     12/31/02*#       12/31/02(A)#
                                                                                                     ---------        -----------
Net asset value, beginning of period ..............................................................   $ 10.00           $ 8.23
                                                                                                      -------           ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss ...............................................................................     (0.03)           (0.01)
Net realized and unrealized loss on investments ...................................................     (2.05)           (0.30)
                                                                                                      -------           ------
Total from investment operations ..................................................................     (2.08)           (0.31)
                                                                                                      -------           ------
Net asset value, end of period ....................................................................   $  7.92           $ 7.92
                                                                                                      =======           ======
Total return ......................................................................................    (20.80)%++        (3.77)%++
                                                                                                      =======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................................................   $13,458           $  521
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ........................................................      1.15%+           1.31%+
   After directed brokerage reimbursement .........................................................      1.13%+           1.29%+
Ratio of net investment loss to average net assets:
   Before directed brokerage reimbursement ........................................................     (0.50)%+         (0.57)%+
   After directed brokerage reimbursement .........................................................     (0.48)%+         (0.55)%+
Portfolio turnover rate ...........................................................................        15%              15%


                                                     JANUS GROWTH AND INCOME SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S                      CLASS A
                                                                        ----------------------------------     ----------------
                                                                          YEAR          YEAR         PERIOD         PERIOD
                                                                          ENDED         ENDED         ENDED          ENDED
                                                                        12/31/02#     12/31/01     12/31/00**#   12/31/02(A)#
                                                                        ---------     ---------    ---------     ------------
Net asset value, beginning of period ..................................  $   8.97      $  9.97      $ 10.00         $ 7.36
                                                                         --------      -------      -------         ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income .................................................      0.04         0.02         0.07           0.01
Net realized and unrealized loss on investments and foreign currencies      (1.78)       (0.97)       (0.09)         (0.13)
                                                                         --------      -------      -------         ------
Total from investment operations ......................................     (1.74)       (0.95)       (0.02)         (0.12)
                                                                         --------      -------      -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................................     (0.03)       (0.05)       (0.01)         (0.02)
                                                                         --------      -------      -------         ------
Net asset value, end of period ........................................  $   7.20      $  8.97      $  9.97         $ 7.22
                                                                         ========      =======      =======         ======
Total return ..........................................................    (19.41)%      (9.51)%      (0.21)%++      (1.65)%++
                                                                         ========      =======      =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................................  $130,480      $93,222      $15,231         $  597
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ............................      1.11%        1.11%        1.10%+         1.26%+
   After directed brokerage reimbursement .............................      1.08%          --           --           1.21%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ............................      0.46%        0.93%        2.63%+         0.44%+
   After directed brokerage reimbursement .............................      0.49%          --           --           0.49%+
Portfolio turnover rate ...............................................        50%          42%           5%            50%

--------------------
  * The J.P. Morgan Fleming Small Cap Equity Series commenced operations on May 1, 2002.
 ** The Janus Growth and Income Series commenced operations on October 2, 2000. Prior to January 30, 2002, the Janus Growth and Income Series was named the Growth and Income Series.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                        LARGE CAP VALUE SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S                      CLASS A
                                                                        ----------------------------------     ----------------
                                                                          YEAR          YEAR         PERIOD         PERIOD
                                                                          ENDED         ENDED         ENDED          ENDED
                                                                        12/31/02#     12/31/01     12/31/00**#   12/31/02(A)#
                                                                        ---------     ---------    ---------     ------------
Net asset value, beginning of period ................................    $  10.18     $  10.58     $  10.00           $ 7.45
                                                                         --------     --------     --------           ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...............................................        0.03         0.01         0.03             0.01
Net realized and unrealized gain/(loss) on investments and
 foreign currencies .................................................       (2.45)       (0.39)        0.65             0.31
                                                                         --------     --------     --------           ------
Total from investment operations ....................................       (2.42)       (0.38)        0.68             0.32
                                                                         --------     --------     --------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................................       (0.02)       (0.02)       (0.02)           (0.01)
Distributions from capital gains ....................................          --        (0.00)1      (0.08)              --
                                                                         --------     --------     --------           ------
Total distributions .................................................       (0.02)       (0.02)       (0.10)           (0.01)
                                                                         --------     --------     --------           ------
Net asset value, end of period ......................................    $   7.74     $  10.18     $  10.58           $ 7.76
                                                                         ========     ========     ========           ======
Total return ........................................................      (23.79)%      (3.62)%       6.81%++          4.25%++
                                                                         ========     ========     ========           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................    $301,376     $282,049     $113,206           $  344
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ..........................        1.01%        1.01%        1.00%+           1.16%+
   After directed brokerage reimbursement ...........................        0.99%          --           --             1.12%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ..........................        0.31%        0.17%        0.60%+           0.29%+
   After directed brokerage reimbursement ...........................        0.33%          --           --             0.33%+
Portfolio turnover rate .............................................          27%          29%          22%              27%

                                                    LIMITED MATURITY BOND SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS S
                                                                ---------------------------------------------------------------
                                                                  YEAR         YEAR           YEAR          YEAR         YEAR
                                                                  ENDED        ENDED          ENDED         ENDED        ENDED
                                                                12/31/02#    12/31/01       12/31/00      12/31/99     12/31/98
                                                                ---------    --------       --------      --------     --------
Net asset value, beginning of year .........................    $  11.02     $  10.53       $  10.42      $  10.68     $  10.31
                                                                --------     --------       --------      --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ......................................        0.46         0.41           0.55          0.48         0.24
Net realized and unrealized gain/(loss) on investments .....        0.34         0.52           0.26         (0.36)        0.47
                                                                --------     --------       --------      --------     --------
Total from investment operations ...........................        0.80         0.93           0.81          0.12         0.71
                                                                --------     --------       --------      --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................       (0.33)       (0.44)         (0.70)        (0.38)       (0.34)
Distributions from capital gains ...........................       (0.05)          --             --            --           --
                                                                --------     --------       --------      --------     --------
Total distributions ........................................       (0.38)       (0.44)         (0.70)        (0.38)       (0.34)
                                                                --------     --------       --------      --------     --------
Net asset value, end of year ...............................    $  11.44     $  11.02       $  10.53      $  10.42     $  10.68
                                                                ========     ========       ========      ========     ========
Total return ...............................................        7.24%        8.84%          7.73%         1.13%        6.86%
                                                                ========     ========       ========      ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .........................    $611,262     $462,492       $251,060      $207,109     $148,426
Ratio of operating expenses to average net assets ..........        0.53%        0.53%          0.55%         0.57%        0.60%
Ratio of operating expenses to average net assets,
   including interest expenses .............................          --         0.54%          0.56%           --           --
Ratio of net investment income to average net assets .......        4.03%        4.98%          6.11%         5.29%        5.15%
Portfolio turnover rate ....................................         169%         117%           153%          128%          52%

--------------
  * The Large Cap Value Series commenced operations on February 1, 2000. ** On January 2, 1998, ING Investment Management, LLC ("IIM") became the
     Portfolio Manager of the Limited Maturity Bond Series.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
/1/  Amount is less than 0.01.

                            See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                         LIQUID ASSET SERIES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR      PERIOD      PERIOD
                                                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99   12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------  ---------   -----------
Net asset value, beginning of period ....................  $     1.00   $     1.00   $   1.00    $   1.00  $   1.00      $ 1.00
                                                           ----------   ----------   --------    --------  --------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................       0.014        0.038      0.059       0.046     0.050       0.003
                                                           ----------   ----------   --------    --------  --------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................      (0.014)      (0.038)    (0.059)     (0.046)   (0.050)     (0.003)
                                                           ----------   ----------   --------    --------  --------      ------
Net asset value, end of period ..........................  $     1.00   $     1.00   $   1.00    $   1.00  $   1.00      $ 1.00
                                                           ==========   ==========   ========    ========  ========      ======
Total return ............................................        1.43%        3.85%      6.05%       4.74%     5.13%       0.35%++
                                                           ==========   ==========   ========    ========  ========      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................  $1,091,743   $1,126,626   $718,891    $579,848  $211,730      $1,810
Ratio of operating expenses to average net assets .......        0.53%        0.54%      0.55%       0.56%     0.59%       0.67%+
Ratio of net investment income to average net assets ....        1.42%        3.63%      5.91%       4.71%     4.92%       1.09%+

                                                        MANAGED GLOBAL SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98    12/31/02(A)#
                                                            ---------    --------    --------    --------  --------    -----------
Net asset value, beginning of period ......................  $  10.40    $  11.82    $  19.96    $  14.19  $  11.46      $ 8.05
                                                             --------    --------    --------    --------  --------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..............................      0.02       0.001          --       (0.03)    (0.02)      (0.00)1
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .................................     (2.12)      (1.41)      (3.13)       8.82      3.37        0.24
                                                             --------    --------    --------    --------  --------      ------
Total from investment operations ..........................     (2.10)      (1.41)      (3.13)       8.79      3.35        0.24
                                                             --------    --------    --------    --------  --------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.00)1     (0.01)      (0.02)         --     (0.05)         --
Return of capital .........................................     (0.01)         --          --          --        --          --
Distributions from capital gains ..........................        --          --       (4.99)      (3.02)    (0.57)         --
                                                             --------    --------    --------    --------  --------      ------
Total distributions .......................................     (0.01)      (0.01)      (5.01)      (3.02)    (0.62)         --
                                                             --------    --------    --------    --------  --------      ------
Net asset value, end of period ............................  $   8.29    $  10.40    $  11.82    $  19.96  $  14.19      $ 8.29
                                                             ========    ========    ========    ========  ========      ======
Total return ..............................................    (20.18)     (11.91)%    (14.56)%     63.30%    29.31%       2.98%++
                                                             ========    ========    ========    ========  ========      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $226,961    $255,251    $232,963    $184,486  $134,078      $   60
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ................      1.26%       1.26%       1.25%       1.25%     1.26%       1.41%+
   After directed brokerage reimbursement .................      1.25%         --          --          --        --        1.40%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement ................      0.19%      (0.01)%      0.05%      (0.19)%   (0.17)%     (0.17)%+
   After directed brokerage reimbursement .................      0.20%         --          --          --        --       (0.16)%+
Portfolio turnover rate ...................................        36%         30%        109%        168%      173%         36%

----------------
  * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Liquid Asset Series.
 ** Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Managed Global Series. Prior to that date, a different firm served as Portfolio Manager.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                     See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                         MID-CAP GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98    12/31/02(A)#
                                                            ---------    --------    --------    --------  --------    -----------
Net asset value, beginning of period .....................   $  14.18   $    18.67  $    29.59   $  18.10  $  15.68      $ 7.36
                                                             --------   ----------  ----------   --------  --------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .............................      (0.05)       (0.10)      (0.10)     (0.03)     0.01       (0.01)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ................................      (6.87)       (4.31)       1.43      14.22      2.52       (0.09)
                                                             --------   ----------  ----------   --------  --------      ------
 Total from investment operations ........................      (6.92)       (4.41)       1.33      14.19      2.53       (0.10)
                                                             --------   ----------  ----------   --------  --------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .....................         --           --          --         --     (0.01)         --
Distributions from capital gains .........................         --        (0.08)     (12.25)     (2.70)    (0.10)         --
                                                             --------   ----------  ----------   --------  --------      ------
Total distributions ......................................         --        (0.08)     (12.25)     (2.70)    (0.11)         --
                                                             --------   ----------  ----------   --------  --------      ------
Net asset value, end of period ...........................   $   7.26   $    14.18  $    18.67   $  29.59  $  18.10      $ 7.26
                                                             ========   ==========  ==========   ========  ========      ======
Total return .............................................     (48.80)%     (23.62)%      8.18%     79.05%    16.12%++    (1.36)%++
                                                             ========   ==========  ==========   ========  ========      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................   $522,323   $1,133,396  $1,461,745   $781,807  $252,022      $  559
Ratio of operating expenses to average net assets:
   Before directed brokerage and sub-advisory
     expense reimbursement ...............................       0.90%        0.89%       0.88%      0.91%     0.95%+      1.06%+
   After directed brokerage and sub-advisory
     expense reimbursement ...............................       0.84%          --          --         --        --        0.95%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage and sub-advisory
     expense reimbursement ...............................      (0.50)%      (0.64)%     (0.58)%    (0.21)%    0.15%+     (0.41)%+
   After directed brokerage and sub-advisory
     expense reimbursement ...............................      (0.44)%         --          --         --        --       (0.30)%+
Portfolio turnover rate ..................................        163%          94%        150%       159%       55%        163%


                                                         REAL ESTATE SERIES**
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98    12/31/02(A)#
                                                            ---------    --------    --------    --------  --------    -----------
Net asset value, beginning of period ......................  $  15.64    $  15.21    $  12.12     $ 13.58   $ 18.27      $16.24
                                                             --------    --------    --------     -------   -------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.73        0.70        0.42        0.84      0.83        0.31
Net realized and unrealized gain/(loss) on investments ....     (0.71)       0.53        3.33       (1.39)    (3.34)      (0.89)
                                                             --------    --------    --------     -------   -------      ------
Total from investment operations ..........................      0.02        1.23        3.75       (0.55)    (2.51)      (0.58)
                                                             --------    --------    --------     -------   -------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.44)      (0.59)      (0.66)      (0.54)    (0.66)      (0.42)
Distributions from capital gains ..........................     (0.25)      (0.21)         --       (0.37)    (1.52)      (0.25)
                                                             --------    --------    --------     -------   -------      ------
Total distributions .......................................     (0.69)      (0.80)      (0.66)      (0.91)    (2.18)      (0.67)
                                                             --------    --------    --------     -------   -------      ------
Net asset value, end of period ............................  $  14.97    $  15.64    $  15.21     $ 12.12   $ 13.58      $14.99
                                                             ========    ========    ========     =======   =======      ======
Total return ..............................................      0.20%       8.14%      30.99%      (3.81)%  (13.45)%     (3.53)%++
                                                             ========    ========    ========     =======   =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $194,207    $130,643    $103,800     $56,906   $69,911      $  286
Ratio of operating expenses to average net assets .........      0.95%       0.95%       0.95%       0.96%     0.99%       1.10%+
Ratio of net investment income to average net assets             4.56%       5.35%       5.60%       5.61%     5.26%       6.59%+
Portfolio turnover rate ...................................        27%         81%         69%         36%       29%         27%

------------
  *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 ** Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                         See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                            RESEARCH SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98    12/31/02(A)#
                                                            ---------    --------    --------    --------  --------    -----------
Net asset value, beginning of period ....................... $  16.00    $  20.95   $    24.81  $    20.31 $  17.75      $12.20
                                                             --------    --------   ----------  ---------- --------      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...............................     0.07        0.03        (0.01)       0.01     0.02        0.03
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ..................................    (4.05)      (4.53)       (1.25)       4.90     2.56       (0.21)
                                                             --------    --------   ----------  ---------- --------      ------
Total from investment operations ...........................    (3.98)      (4.50)       (1.26)       4.91     2.58       (0.18)
                                                             --------    --------   ----------  ---------- --------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................    (0.06)      (0.02)       (0.04)      (0.01)   (0.01)      (0.04)
Dividends in excess of net investment income ...............       --          --           --          --    (0.01)         --
Distributions from capital gains ...........................       --       (0.43)       (2.56)      (0.40)      --          --
                                                             --------    --------   ----------  ---------- --------      ------
Total distributions ........................................    (0.06)      (0.45)       (2.60)      (0.41)   (0.02)      (0.04)
                                                             --------    --------   ----------  ---------- --------      ------
Net asset value, end of period ............................. $  11.96    $  16.00   $    20.95  $    24.81 $  20.31      $11.98
                                                             ========    ========   ==========  ========== ========      ======
Total return ...............................................   (24.87)%    (21.46)%      (4.54)%     24.23%   14.54%++    (1.45)%++
                                                             ========    ========   ==========  ========== ========      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................... $563,470    $871,059   $1,147,196  $1,014,656 $613,771      $  336
Ratio of operating expenses to average net assets:
  Before directed brokerage and sub-advisory
    expense reimbursement ..................................     0.90%       0.89%        0.88%       0.91%    0.94%+       1.06%+
  After directed brokerage and sub-advisory
    expense reimbursement ..................................     0.84%         --           --          --       --         0.96%+
Ratio of net investment income/(loss) to average net assets:
  Before directed brokerage and sub-advisory
    expense reimbursement ..................................     0.51%       0.15%       (0.06)%      0.02%    0.23%+       0.75%+
  After directed brokerage and sub-advisory
    expense reimbursement ..................................     0.57%         --           --          --       --         0.85%+
Portfolio turnover rate ....................................      109%         97%          87%         89%      35%         109%

                                                      SPECIAL SITUATIONS SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS S                      CLASS A
                                                                        ----------------------------------     ----------------
                                                                          YEAR          YEAR         PERIOD         PERIOD
                                                                          ENDED         ENDED         ENDED          ENDED
                                                                        12/31/02#     12/31/01     12/31/00**#   12/31/02(A)#
                                                                        ---------     ---------    ---------     ------------
Net asset value, beginning of period ...................................  $  8.44      $  8.91       $10.00        $ 6.42
                                                                          -------      -------       ------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................................    (0.03)       0.001         0.04         (0.01)
Net realized and unrealized loss on investments and foreign currencies .    (2.16)       (0.45)       (1.12)        (0.16)
                                                                          -------      -------       ------        ------
Total from investment operations .......................................    (2.19)       (0.45)       (1.08)        (0.17)
                                                                          -------      -------       ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................................       --        (0.02)       (0.01)           --
Distributions from capital gains .......................................       --           --        (0.00)/1/        --
                                                                          -------      -------       ------        ------
Total distributions ....................................................       --        (0.02)       (0.01)           --
                                                                          -------      -------       ------        ------
Net asset value, end of period .........................................  $  6.25      $  8.44       $ 8.91        $ 6.25
                                                                          =======      =======       ======        ======
Total return ...........................................................   (25.95)%      (5.03)%     (10.80)%++     (2.65)%++
                                                                          -------      -------       ------        ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................................  $21,815      $26,151       $8,125        $   65
Ratio of operating expenses to average net assets:
  Before directed brokerage reimbursement ..............................     1.11%        1.11%        1.10%+        1.26%+
  After directed brokerage reimbursement ...............................     1.07%          --           --          1.25%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement .............................    (0.46)%       0.25%        1.92%+       (0.75)%+
   After directed brokerage reimbursement ..............................    (0.42)%         --           --         (0.74)%+
Portfolio turnover rate ................................................       54%          95%          12%           54%

----------------
  *  The Research Series commenced operations on August 14, 1998.
 **  The Special Situations Series commenced operations on October 2, 2000.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
/1/  Amount is less than 0.01.

                       See Notes to Financial Statements.

----------------------------------------------
    FINANCIAL HIGHLIGHTS
----------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                       STRATEGIC EQUITY SERIES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS S                                CLASS A
                                                      -------------------------------------------------------------   ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98    12/31/02(A)#
                                                            ---------    --------    --------    --------  --------    -----------
Net asset value, beginning of period ......................  $  13.16    $  16.72    $  19.95    $  12.82   $ 13.63     $  9.18
                                                             --------    --------    --------    --------   -------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..............................     (0.06)      (0.08)      (0.02)      (0.03)     0.16       (0.02)
Net realized and unrealized gain/(loss) on investments ....     (4.11)      (3.46)      (2.52)       7.24     (0.07)      (0.17)
                                                             --------    --------    --------    --------   -------     -------
Total from investment operations ..........................     (4.17)      (3.54)      (2.54)       7.21      0.09       (0.19)
                                                             --------    --------    --------    --------   -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................        --          --          --       (0.02)    (0.16)         --
Distributions from capital gains ..........................        --       (0.02)      (0.69)      (0.06)    (0.59)         --
Distributions in excess of capital gains ..................        --          --          --          --     (0.15)         --
                                                             --------    --------    --------    --------   -------     -------
Total distributions .......................................        --       (0.02)      (0.69)      (0.08)    (0.90)         --
                                                             --------    --------    --------    --------   -------     -------
Net asset value, end of period ............................  $   8.99    $  13.16    $  16.72    $  19.95   $ 12.82     $  8.99
                                                             ========    ========    ========    ========   =======     =======
Total return ..............................................    (31.69)%    (21.17)%    (12.45)%     56.24%     0.84%      (2.07)%++
                                                             ========    ========    ========    ========   =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $145,379    $269,805    $374,614    $205,799   $73,261     $    87
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ................      0.95%       0.95%       0.95%       0.96%     0.99%       1.10%+
   After directed brokerage reimbursement .................      0.90%         --          --          --        --        1.05%+
Ratio of net investment income/(loss) to average net assets:
   Before directed brokerage reimbursement ................     (0.57)%      0.53)%     (0.19)%     (0.14)%    1.46%      (0.61)%+
   After directed brokerage reimbursement .................     (0.52)%        --          --          --        --       (0.56)%+
Portfolio turnover rate ...................................       188%        200%        219%        176%      139%        188%

                                                          TOTAL RETURN SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS S                             CLASS A
                                                            --------------------------------------------------------- ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99 12/31/98**#  12/31/02(A)#
                                                            ---------    --------    --------    -------- -----------  -----------
Net asset value, beginning of period ....................  $    15.98   $    17.00   $  15.80    $  15.80   $  14.88     $ 14.97
                                                           ----------   ----------   --------    --------   --------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................        0.44         0.44       0.50        0.42       0.17        0.12
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................       (1.25)       (0.37)      2.07        0.11       0.86        0.07
                                                           ----------   ----------   --------    --------   --------     -------
Total from investment operations ........................       (0.81)        0.07       2.57        0.53       1.03        0.19
                                                           ----------   ----------   --------    --------   --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................       (0.34)       (0.46)     (0.63)      (0.31)     (0.11)      (0.32)
Distributions from capital gains ........................       (0.02)       (0.63)     (0.74)      (0.22)        --       (0.02)
                                                           ----------   ----------   --------    --------   --------     -------
Total distributions .....................................       (0.36)       (1.09)     (1.37)      (0.53)     (0.11)      (0.34)
                                                           ----------   ----------   --------    --------   --------     -------
Net asset value, end of period ..........................  $    14.81   $    15.98   $  17.00    $  15.80   $  15.80     $ 14.82
                                                           ==========   ==========   ========    ========   ========     =======
Total return ............................................       (5.10)%       0.49%     16.50%       3.38%      6.90%++     1.22%++
                                                           ==========   ==========   ========    ========   ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................  $1,026,503   $1,002,724   $832,527    $675,754   $453,093     $   966
Ratio of operating expenses to average net assets:
   Before directed brokerage and sub-advisory
     expense reimbursement ..............................        0.90%        0.89%      0.88%       0.91%      0.98%+      1.06%+
   After directed brokerage and sub-advisory
     expense reimbursement ..............................        0.89%          --         --          --         --        1.03%+
Ratio of net investment income to average net assets:
   Before directed brokerage and sub-advisory
     expense reimbursement ..............................        2.81%        2.88%      3.28%       3.04%      2.95%+      2.56%+
   After directed brokerage and sub-advisory
     expense reimbursement ..............................        2.82%          --         --          --         --        2.59%+
Portfolio turnover rate .................................          81%         106%       113%         81%        37%         81%

---------------
  * Since March 1, 1999, A I M Capital Management Group, Inc. has served as Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
 **  The Total Return Series commenced operations on August 14, 1998.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

-------------------------------
    FINANCIAL HIGHLIGHTS
-------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                          VALUE EQUITY SERIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS S                             CLASS A
                                                            --------------------------------------------------------- ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------  ---------  -----------
Net asset value, beginning of period ......................  $  15.55    $  16.61    $  15.52    $  15.88   $  16.13     $ 13.25
                                                             --------    --------    --------    --------   --------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.13        0.12        0.13        0.17       0.19        0.03
Net realized and unrealized gain/(loss) on investments ....     (2.78)      (0.86)       1.22       (0.09)      0.06       (0.38)
                                                             --------    --------    --------    --------   --------     -------
Total from investment operations ..........................     (2.65)      (0.74)       1.35        0.08       0.25       (0.35)
                                                             --------    --------    --------    --------   --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.10)      (0.11)      (0.19)      (0.15)     (0.18)      (0.08)
Distributions from capital gains ..........................      --         (0.21)      (0.02)      (0.29)     (0.32)         --
Return of capital .........................................      --            --       (0.05)         --         --          --
                                                             --------    --------    --------    --------   --------     -------
Total distributions .......................................     (0.10)      (0.32)      (0.26)      (0.44)     (0.50)      (0.08)
                                                             --------    --------    --------    --------   --------     -------
Net asset value, end of period ............................  $  12.80    $  15.55    $  16.61    $  15.52   $  15.88     $ 12.82
                                                             ========    ========    ========    ========   ========     =======
Total return ..............................................    (17.05)%     (4.43)%      8.77%       0.51%      1.55%      (2.65)%++
                                                             ========    ========    ========    ========   ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $177,515    $204,675    $186,345    $141,595   $129,784     $   117
Ratio of operating expenses to average net assets
   Before directed brokerage reimbursement ................      0.95%       0.95%       0.95%       0.96%      0.98%       1.10%+
   After directed brokerage reimbursement .................      0.94%         --          --          --         --        1.08%+
Ratio of net investment income to average net assets
   Before directed brokerage reimbursement ................      0.89%       0.76%       0.92%       1.11%      1.49%       0.81%+
   After directed brokerage reimbursement .................      0.90%         --          --          --         --        0.83%+
Portfolio turnover rate ...................................        41%         61%         84%         62%       124%         41%

                                                   VAN KAMPEN GROWTH AND INCOME SERIES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS S                             CLASS A
                                                             --------------------------------------------------------- ------------
                                                               YEAR        YEAR        YEAR        YEAR     PERIOD       PERIOD
                                                              ENDED       ENDED       ENDED       ENDED      ENDED        ENDED
                                                            12/31/02#    12/31/01    12/31/00    12/31/99  12/31/98   12/31/02(A)#
                                                            ---------    --------    --------    --------  ---------  -----------
Net asset value, beginning of period ......................  $  20.41    $  23.53    $  24.84    $  22.01   $  20.04     $ 17.53
                                                             --------    --------    --------    --------   --------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................      0.20        0.07        0.07        0.08       0.10        0.07
Net realized and unrealized gain/(loss) on investments ....     (3.21)      (2.89)      (0.62)       3.41       2.74       (0.20)
                                                             --------    --------    --------    --------   --------     -------
Total from investment operations ..........................     (3.01)      (2.82)      (0.55)       3.49       2.84       (0.13)
                                                             --------    --------    --------    --------   --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......................     (0.17)      (0.06)      (0.11)      (0.07)     (0.10)      (0.15)
Distributions from capital gains ..........................        --       (0.24)      (0.65)      (0.59)     (0.77)         --
                                                             --------    --------    --------    --------   --------     -------
Total distributions .......................................     (0.17)      (0.30)      (0.76)      (0.66)     (0.87)      (0.15)
                                                             --------    --------    --------    --------   --------     -------
Net asset value, end of period ............................  $  17.23    $  20.41    $  23.53    $  24.84   $  22.01     $ 17.25
                                                             ========    ========    ========    ========   ========     =======
Total return ..............................................    (14.75)%    (11.95)%     (2.11)%     15.88%     14.13%      (0.78)%++
                                                             ========    ========    ========    ========   ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................  $599,841    $793,601    $941,024    $899,753   $574,843     $   999
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement ................      0.95%       0.95%       0.95%       0.96%      0.98%       1.11%+
   After directed brokerage reimbursement .................      0.91%         --          --          --         --        1.03%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement ................      1.04%       0.33%       0.30%       0.40%      0.72%       1.16%+
   After directed brokerage reimbursement .................      1.08%         --          --          --         --        1.24%+
Portfolio turnover rate ...................................       153%         36%         37%         27%        34%        153%

---------------
  * Since January 30, 2002, Van Kampen has served as Portfolio Manager for the Van Kampen Growth and Income Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Series to the Van Kampen Growth and Income Series.
(A)  Class A commenced operations on September 9, 2002.
  +  Annualized
 ++  Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                     See Notes to Financial Statements.

---------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------

                               THE GCG TRUST
                              ALL CAP SERIES

                             DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 89.9%
   AEROSPACE/DEFENSE -- 1.1%
     93,200   Raytheon Company ............................... $  2,865,900
                                                               ------------
   BANKS -- 1.0%
     66,700   Bank One Corporation ...........................    2,437,885
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 8.6%
    365,000   AOL Time Warner, Inc.+ .........................    4,781,500
    131,358   Cablevision Systems New York Group,
               Class A+(e) ...................................    2,198,933
    242,500   Comcast Corporation, Special Class A+ ..........    5,478,075
    665,200   Liberty Media Corporation, Class A+ ............    5,946,888
    123,100   News Corporation Ltd., ADR(e) ..................    3,231,375
                                                               ------------
                                                                 21,636,771
                                                               ------------
   BUILDING/CONSTRUCTION -- 0.5%
     32,300   Vulcan Materials Company .......................    1,211,250
                                                               ------------
   CHEMICALS -- 2.6%
    101,300   Cabot Corporation ..............................    2,688,502
     93,700   Dow Chemical Company ...........................    2,782,890
     54,100   Engelhard Corporation ..........................    1,209,135
                                                               ------------
                                                                  6,680,527
                                                               ------------
   COMPUTER INDUSTRY -- 9.4%
    980,000   3Com Corporation+ ..............................    4,537,400
     88,000   Electronics for Imaging, Inc.+ .................    1,430,968
    183,400   Hewlett-Packard Company ........................    3,183,824
    183,400   Intel Corporation ..............................    2,855,538
    623,000   Maxtor Corporation+ ............................    3,152,380
    504,000   Micromuse, Inc.+ ...............................    1,925,280
    583,000   RealNetworks, Inc.+ ............................    2,221,230
    167,000   Register.com, Inc.+ ............................      751,500
    375,500   Unisys Corporation+ ............................    3,717,450
                                                               ------------
                                                                 23,775,570
                                                               ------------
   CONSUMER PRODUCTS -- 1.2%
    259,000   Hasbro, Inc. ...................................    2,991,450
                                                               ------------
   ELECTRONICS -- 4.0%
    186,900   Agilent Technologies, Inc.+ ....................    3,356,724
     84,700   Eastman Kodak Company ..........................    2,967,888
  1,100,000   Solectron Corporation+ .........................    3,905,000
                                                               ------------
                                                                 10,229,612
                                                               ------------
   FINANCIAL SERVICES -- 4.9%
    137,800   American Express Company .......................    4,871,230
     97,800   Countrywide Credit Industries, Inc. ............    5,051,370
     57,400   MBIA, Inc. .....................................    2,517,564
                                                               ------------
                                                                 12,440,164
                                                               ------------
   FOOD AND BEVERAGES -- 0.5%
    108,200   Archer-Daniels-Midland Company .................    1,341,680
                                                               ------------
   HOTELS/RESORTS -- 0.5%
     90,100   Extended Stay America, Inc.+ ...................    1,328,975
                                                               ------------
   INSURANCE -- 7.1%
     50,000   Ambac Financial Group, Inc. ....................    2,812,000
     78,200   Chubb Corporation ..............................    4,082,040
     54,100   Hartford Financial Services Group, Inc. ........    2,457,763
     56,000   MGIC Investment Corporation ....................    2,312,800
     46,600   Radian Group, Inc. .............................    1,731,190
    133,800   St. Paul Companies, Inc. .......................    4,555,890
                                                               ------------
                                                                 17,951,683
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 3.0%
    260,000   Metro-Goldwyn-Mayer, Inc.+ .....................    3,380,000
    259,200   Walt Disney Company ............................    4,227,552
                                                               ------------
                                                                  7,607,552
                                                               ------------
   MANUFACTURED HOUSING -- 0.7%
     77,000   Clayton Homes, Inc.(e) .........................      937,860
     92,600   Fleetwood Enterprises, Inc.+(e) ................      726,910
                                                               ------------
                                                                  1,664,770
                                                               ------------
   MANUFACTURING -- 2.2%
     56,700   Brush Engineered Materials, Inc.+ ..............      311,850
     32,800   Deere & Company ................................    1,503,880
    100,000   Honeywell International, Inc. ..................    2,400,000
     33,900   Ingersoll-Rand Company, Class A ................    1,459,734
                                                               ------------
                                                                  5,675,464
                                                               ------------
   METALS/MINING -- 1.4%
    150,000   Alcoa, Inc. ....................................    3,417,000
                                                               ------------
   OIL AND GAS -- 5.1%
     20,300   Amerada Hess Corporation .......................    1,117,515
     62,200   Anadarko Petroleum Corporation .................    2,979,380
     68,100   ChevronTexaco Corporation ......................    4,527,288
     89,100   GlobalSantaFe Corporation ......................    2,166,912
     47,200   Schlumberger Ltd. ..............................    1,986,648
                                                               ------------
                                                                 12,777,743
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 1.8%
     95,000   Weyerhaeuser Company ...........................    4,674,950
                                                               ------------
   PHARMACEUTICALS -- 14.3%
    128,000   Abbott Laboratories ............................    5,120,000
    127,400   Aphton Corporation+(e) .........................      495,586
    199,700   Bristol-Myers Squibb Company ...................    4,623,055
    745,000   Elan Corporation Plc, ADR+(e) ..................    1,832,700
     57,800   Enzo Biochem, Inc.+(e) .........................      809,200
    150,600   ICN Pharmaceuticals, Inc. ......................    1,643,046
     61,000   Johnson & Johnson ..............................    3,276,310
     44,700   Merck & Company, Inc. ..........................    2,530,467
    165,500   Novartis AG, ADR(e) ............................    6,078,815
     96,900   Pfizer, Inc. ...................................    2,962,233
    205,900   Schering-Plough Corporation ....................    4,570,980
     58,700   Wyeth ..........................................    2,195,380
                                                               ------------
                                                                 36,137,772
                                                               ------------
   RESTAURANTS -- 1.5%
    236,400   McDonald's Corporation .........................    3,801,312
                                                               ------------
   RETAIL -- 4.2%
    162,900   Costco Wholesale Corporation+ ..................    4,570,974
    131,500   Federated Department Stores, Inc.+ .............    3,781,940
     94,000   Home Depot, Inc. ...............................    2,252,240
                                                               ------------
                                                                 10,605,154
                                                               ------------
   SEMICONDUCTORS -- 2.2%
    127,000   Lattice Semiconductor Corporation+ .............    1,113,790
    448,900   LSI Logic Corporation+ .........................    2,590,153
    278,500   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ............................    1,963,425
                                                               ------------
                                                                  5,667,368
                                                               ------------
   SERVICES -- 0.1%
     10,000   Sabre Holdings Corporation+ ....................      181,100
                                                               ------------

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                               THE GCG TRUST
                              ALL CAP SERIES

                             DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 10.0%
  1,843,000   Lucent Technologies, Inc.+(e) ................   $  2,322,180
    406,500   Motorola, Inc. ...............................      3,516,225
    100,000   Nippon Telegraph and Telephone, ADR ..........      1,766,000
    277,000   Nokia Oyj, ADR ...............................      4,293,500
    218,800   SBC Communications, Inc. .....................      5,931,668
    373,320   Telfonaktiebolaget LM Ericsson, ADR+(e) ......      2,516,177
    277,000   Vodafone Group Plc, ADR(e) ...................      5,019,240
                                                               ------------
                                                                 25,364,990
                                                               ------------
   WASTE MANAGEMENT -- 2.0%
    222,800   Waste Management, Inc. .......................      5,106,576
                                                               ------------
              Total Common Stocks
                (Cost $279,028,549) ........................    227,573,218
                                                               ------------
PREFERRED STOCKS -- 1.9%
   (Cost $6,124,577)
   BROADCAST, RADIO AND TELEVISION -- 1.9%
    209,400   News Corporation Ltd., ADR ...................      4,742,910
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
CONVERTIBLE BONDS -- 2.1%
   (Cost $5,393,543)
   TELECOMMUNICATIONS -- 2.1%
 $7,600,000   American Tower Corporation,
               2.250% due 10/15/2009 .......................      5,310,500
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 6.0%
   (Cost $15,156,684)
   FEDERAL HOME LOAN BANK (FHLB) -- 6.0%
 15,157,000   0.750%++ due 01/02/2003 ......................     15,156,684
                                                               ------------
TOTAL INVESTMENTS (COST $305,703,353*) ..............  99.9%   $252,783,312
OTHER ASSETS AND LIABILITIES (NET) ..................   0.1         194,927
                                                      ------   ------------
NET ASSETS                                            100.0%   $252,978,239
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $305,871,906.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002

-------------------------------------------------------------------------------
                                Glossary of Terms
                       ADR -- American Depository Receipt
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 70.7%
   ADVERTISING -- 0.1%
      1,000   Omnicom Group, Inc. ............................ $     64,600
                                                               ------------
   AEROSPACE/DEFENSE -- 3.0%
      2,300   GenCorp, Inc. ..................................       18,216
      7,700   Goodrich Corporation ...........................      141,064
      7,900   Lockheed Martin Corporation ....................      456,225
      3,600   Northrop Grumman Corporation ...................      349,200
      3,900   Orbital Sciences Corporation+ ..................       16,458
      7,200   United Technologies Corporation ................      445,968
                                                               ------------
                                                                  1,427,131
                                                               ------------
   AIRLINES -- 0.1%
      1,500   Alaska Air Group, Inc.+ ........................       32,475
      1,050   JetBlue Airways Corporation+ ...................       28,350
                                                               ------------
                                                                     60,825
                                                               ------------
   APPAREL AND TEXTILES -- 0.3%
        900   OshKosh B'Gosh, Inc., Class A ..................       25,245
      1,200   Russell Corporation ............................       20,088
     10,600   Tropical Sportswear International
               Corporation+ ..................................       95,082
                                                               ------------
                                                                    140,415
                                                               ------------
   AUTOMOTIVE -- 1.1%
      1,000   American Axle & Manufacturing
               Holdings, Inc.+ ...............................       23,420
      3,200   AutoZone, Inc.+ ................................      226,080
      4,400   Keystone Automotive Industries, Inc.+ ..........       66,088
      4,400   Monro Muffler Brake, Inc.+ .....................       74,360
      3,200   Thor Industries, Inc. ..........................      110,176
      1,400   United Auto Group, Inc.+ .......................       17,458
                                                               ------------
                                                                    517,582
                                                               ------------
   BANKS -- 4.1%
      8,000   Bank of America Corporation ....................      556,560
     10,700   Bank One Corporation ...........................      391,085
      4,600   BankAtlantic Bancorp, Inc., Class A ............       43,470
      2,900   Fifth Third Bancorp ............................      169,795
      5,120   FleetBoston Financial Corporation ..............      124,416
      5,600   Huntington Bancshares, Inc. ....................      104,776
        600   Southwest Bancorporation of Texas, Inc.+ .......       17,286
     23,300   Sovereign Bancorp, Inc. ........................      327,365
      6,000   Wachovia Corporation ...........................      218,640
                                                               ------------
                                                                  1,953,393
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.7%
      6,200   AOL Time Warner, Inc.+ .........................       81,220
      4,200   Clear Channel Communications, Inc.+ ............      156,618
     18,400   Comcast Corporation, Special Class A+ ..........      415,656
      2,300   Cox Communications, Inc., Class A+ .............       65,320
      8,300   Fox Entertainment Group, Inc., Class A+ ........      215,219
      3,600   Liberty Media Corporation, Class A+ ............       32,184
      1,100   Scripps (E.W.) Company, Class A ................       84,645
      5,418   Viacom, Inc., Class B+ .........................      220,838
                                                               ------------
                                                                  1,271,700
                                                               ------------
   BUILDING/CONSTRUCTION -- 1.0%
      1,500   Beazer Homes USA, Inc.+ ........................       90,900
        300   Centex Corporation .............................       15,060
      2,100   D.R. Horton, Inc. ..............................       36,435
      4,400   Masco Corporation ..............................       92,620
        700   Meritage Corporation ...........................       23,555
        900   Pulte Homes, Inc. ..............................       43,083
      2,000   Ryland Group, Inc. .............................       66,700
      4,300   Standard-Pacific Corporation ...................      106,425
                                                               ------------
                                                                    474,778
                                                               ------------
   CHEMICALS -- 0.7%
      2,300   Arch Chemicals, Inc. ...........................       41,975
      1,400   Celanese AG+ ...................................       30,464
      1,800   Ferro Corporation ..............................       43,974
      1,800   Georgia Gulf Corporation .......................       41,652
      3,800   Methanex Corporation+ ..........................       31,844
     10,900   Millennium Chemicals, Inc. .....................      103,768
      4,800   Omnova Solutions, Inc.+ ........................       19,344
      7,800   PolyOne Corporation ............................       30,576
                                                               ------------
                                                                    343,597
                                                               ------------
   COMPUTER INDUSTRY -- 5.8%
      1,500   Anteon International Corporation+ ..............       36,000
        800   Avid Technology, Inc.+ .........................       18,360
      1,700   Avocent Corporation+ ...........................       37,774
        800   Black Box Corporation ..........................       35,840
      1,800   Ceridian Corporation+ ..........................       25,956
      4,300   Citrix Systems, Inc.+ ..........................       52,976
     20,000   Dell Computer Corporation+ .....................      534,800
      1,100   eResearch Technology, Inc.+ ....................       18,425
      7,700   Hewlett-Packard Company ........................      133,672
        400   Kronos, Inc.+ ..................................       14,796
     26,400   Microsoft Corporation+ .........................    1,364,880
      1,700   NetScreen Technologies, Inc.+ ..................       28,628
      4,700   Open Text Corporation+ .........................      109,087
      1,300   Reynolds & Reynolds Company, Class A ...........       33,111
      2,900   Storage Technology Corporation+ ................       62,118
      4,800   Symantec Corporation+ ..........................      194,160
      1,400   Take-Two Interactive Software, Inc.+ ...........       32,886
     16,100   Technology Solutions Company+ ..................       17,549
                                                               ------------
                                                                  2,751,018
                                                               ------------
   CONSUMER PRODUCTS -- 2.7%
      3,700   Avery Dennison Corporation .....................      225,996
      9,000   Gillette Company ...............................      273,240
     13,000   Philip Morris Companies, Inc. ..................      526,890
      3,200   Procter & Gamble Company .......................      275,008
                                                               ------------
                                                                  1,301,134
                                                               ------------
   ELECTRONICS -- 0.4%
        500   Amphenol Corporation, Class A+ .................       19,000
      1,700   Benchmark Electronics, Inc.+ ...................       48,722
      1,300   EDO Corporation ................................       27,014
      1,700   Integrated Defense Technology, Inc.+ ...........       24,650
        900   Parker-Hannifin Corporation ....................       41,517
      3,700   Polycom, Inc.+ .................................       35,224
                                                               ------------
                                                                    196,127
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

   FINANCIAL SERVICES -- 7.1%
     26,346   Citigroup, Inc. ................................ $    927,116
      1,300   Dun & Bradstreet Corporation+ ..................       44,837
      5,400   Fannie Mae .....................................      347,382
     10,300   First Data Corporation .........................      364,723
      1,700   Flagstar Bancorp, Inc. .........................       36,720
      3,400   Freddie Mac ....................................      200,770
      9,500   H&R Block, Inc. ................................      381,900
      1,300   IndyMac Bancorp, Inc.+ .........................       24,037
      5,800   J.P. Morgan Chase & Company ....................      139,200
        700   Landamerica Financial Group, Inc. ..............       24,815
      3,250   MBIA, Inc. .....................................      142,545
      1,700   Merrill Lynch & Company, Inc. ..................       64,515
      4,200   Morgan Stanley Dean Witter & Company ...........      167,664
      2,800   National Processing, Inc.+ .....................       44,940
      1,500   New Century Financial Corporation ..............       38,085
      6,000   Paychex, Inc. ..................................      167,400
      1,100   Washington Mutual, Inc. ........................       37,983
      4,400   Wells Fargo & Company ..........................      206,228
                                                               ------------
                                                                  3,360,860
                                                               ------------
   FOOD AND BEVERAGES -- 3.3%
      5,200   Archer-Daniels-Midland Company .................       64,480
     12,700   Coca-Cola Company ..............................      556,514
      5,300   Coca-Cola Enterprises, Inc. ....................      115,116
      2,700   ConAgra Foods, Inc. ............................       67,527
        200   Dean Foods Company+ ............................        7,420
      5,100   Fresh Del Monte Produce, Inc. ..................       96,441
      1,400   Hershey Foods Corporation ......................       94,416
      1,300   Kraft Foods, Inc., Class A .....................       50,609
      2,500   Pepsi Bottling Group, Inc. .....................       64,250
      3,630   PepsiCo, Inc. ..................................      153,259
      1,400   Riviana Foods, Inc. ............................       37,829
     11,000   Sara Lee Corporation ...........................      247,610
                                                               ------------
                                                                  1,555,471
                                                               ------------
   HEALTH CARE -- 2.0%
        600   AMERIGROUP Corporation+ ........................       18,186
        600   Bio-Rad Laboratories, Inc., Class A+ ...........       23,220
        900   Biosite, Inc.+ .................................       30,618
      6,100   Boston Scientific Corporation+ .................      259,372
      1,300   Hanger Orthopedic Group Inc.+ ..................       17,095
      5,400   HCA, Inc. ......................................      224,100
      3,900   Medtronic, Inc. ................................      177,840
        900   Mentor Corporation .............................       34,650
      1,700   Respironics, Inc.+ .............................       51,733
      2,800   Sierra Health Services, Inc.+ ..................       33,628
      5,550   Tenet Healthcare Corporation+ ..................       91,020
                                                               ------------
                                                                    961,462
                                                               ------------
   HOTELS/RESORTS -- 0.1%
      1,600   Boyd Gaming Corporation+ .......................       22,480
        400   Harrah's Entertainment, Inc.+ ..................       15,840
                                                               ------------
                                                                     38,320
                                                               ------------
   INSURANCE -- 6.0%
      2,900   ACE Ltd. .......................................       85,086
      8,600   Allstate Corporation ...........................      318,114
     16,041   American International Group, Inc. .............      927,972
      2,000   Berkley (W.R.) Corporation .....................       79,220
        200   Berkshire Hathaway, Inc., Class B+ .............      484,600
      3,000   Fidelity National Financial, Inc. ..............       98,490
      2,000   HCC Insurance Holdings, Inc. ...................       49,200
      3,000   Marsh & McLennan Companies, Inc. ...............      138,630
      8,600   MetLife, Inc. ..................................      232,544
      1,100   Radian Group, Inc. .............................       40,865
      2,300   St. Paul Companies, Inc. .......................       78,315
     17,504   Travelers Property Casualty Corporation,
               Class A+ ......................................      256,433
      2,200   UICI+ ..........................................       34,210
                                                               ------------
                                                                  2,823,679
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 0.2%
      9,400   AMC Entertainment Inc.+ ........................       83,190
                                                               ------------
   MANUFACTURED HOUSING -- 0.1%
      2,700   Coachmen Industries, Inc. ......................       42,660
      3,000   Fleetwood Enterprises, Inc.+ ...................       23,550
                                                               ------------
                                                                     66,210
                                                               ------------
   MANUFACTURING -- 3.0%
        400   AGCO Corporation+ ..............................        8,840
      1,200   Eaton Corporation ..............................       93,732
     13,800   General Electric Company .......................      336,030
      1,000   Global Imaging Systems, Inc.+ ..................       18,380
      2,300   JAKKS Pacific, Inc.+ ...........................       30,981
      5,600   Owens-Illinois, Inc.+ ..........................       81,648
      8,700   Pactiv Corporation+ ............................      190,182
      5,400   Pentair, Inc. ..................................      186,570
      3,600   Shaw Group, Inc.+ ..............................       59,220
      1,300   Stewart & Stevenson Services, Inc. .............       18,382
      3,300   Terex Corporation+ .............................       36,762
     21,000   Tyco International Ltd. ........................      358,680
                                                               ------------
                                                                  1,419,407
                                                               ------------
   METALS/MINING -- 0.8%
      1,700   Alcan, Inc. ....................................       50,184
      2,200   Arch Coal, Inc. ................................       47,498
      5,100   Century Aluminum Company .......................       37,791
      1,200   Freeport-McMoRan Copper & Gold, Inc.,
               Class B+ ......................................       20,136
     23,800   Kinross Gold Corporation+ ......................       58,310
      2,300   Massey Energy Company ..........................       22,356
      5,200   Royal Gold, Inc. ...............................      129,589
                                                               ------------
                                                                    365,864
                                                               ------------
   MUTUAL FUNDS -- 0.8%
      4,800   Vanguard Total Stock Market VIPERs .............      396,096
                                                               ------------
   OIL AND GAS -- 4.1%
      8,310   ChevronTexaco Corporation ......................      552,449
      9,427   ConocoPhillips .................................      456,173
      5,900   Equitable Resources, Inc. ......................      206,736
      4,800   Exxon Mobil Corporation ........................      167,712
      9,800   Halliburton Company ............................      183,358
        816   Kinder Morgan Management, LLC+ .................       25,777
      1,700   Kinder Morgan, Inc. ............................       71,859
      2,400   Occidental Petroleum Corporation ...............       68,280
      1,000   Praxair, Inc. ..................................       57,770
      3,800   Smith International, Inc.+ .....................      123,956
      1,200   Suncor Energy, Inc. ............................       18,804
                                                               ------------
                                                                  1,932,874
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

   PHARMACEUTICALS -- 7.2%
      3,900   Abbott Laboratories ............................ $    156,000
        500   AstraZeneca Plc, ADR ...........................       17,545
        300   Bard (C.R.), Inc. ..............................       17,400
      1,500   Charles River Laboratories International,
               Inc.+ .........................................       57,720
     18,600   Johnson & Johnson ..............................      999,006
     14,600   Merck & Company, Inc. ..........................      826,506
     31,100   Pfizer, Inc. ...................................      950,727
      2,700   Pharmaceutical Resources Inc.+ .................       80,460
      5,700   Pharmacia Corporation ..........................      238,260
      2,300   STERIS Corporation+ ............................       55,775
        400   Teva Pharmaceutical Industries Ltd., ADR .......       15,444
                                                               ------------
                                                                  3,414,843
                                                               ------------
   PRINTING/PUBLISHING -- 0.2%
      3,900   Playboy Enterprises, Inc., Class B+ ............       39,507
      2,800   Quebecor World, Inc. ...........................       62,496
                                                               ------------
                                                                    102,003
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.4%
      3,900   Apartment Investment & Management
               Company, Class A ..............................      146,172
      2,600   Equity Residential .............................       63,908
                                                               ------------
                                                                    210,080
                                                               ------------
   RESTAURANTS -- 0.4%
      1,400   Darden Restaurants, Inc. .......................       28,630
      5,800   McDonald's Corporation .........................       93,264
      3,000   Wendy's International, Inc. ....................       81,210
                                                               ------------
                                                                    203,104
                                                               ------------
   RETAIL -- 3.8%
      5,000   Aeropostale, Inc.+ .............................       52,850
      6,400   Big Lots, Inc.+ ................................       84,672
      1,100   Carmax, Inc.+ ..................................       19,668
        800   Cato Corporation, Class A ......................       17,272
      5,700   Chico's FAS, Inc.+ .............................      107,787
      1,300   Coldwater Creek, Inc.+ .........................       24,960
      1,200   Cost Plus, Inc.+ ...............................       34,404
     14,200   CVS Corporation ................................      354,574
      5,900   Gap, Inc. ......................................       91,568
        400   Guitar Center, Inc.+ ...........................        6,624
      1,600   Hollywood Entertainment Corporation+ ...........       24,160
      1,100   Jo-Ann Stores, Inc. Class A+ ...................       25,267
      7,300   Lowe's Companies, Inc. .........................      273,750
        900   MarineMax, Inc.+ ...............................       10,629
      2,300   Movie Gallery, Inc.+ ...........................       29,900
        700   Neiman Marcus Group, Inc., Class A+ ............       21,273
      2,100   Pacific Sunwear of California, Inc.+ ...........       37,149
      1,600   PETsMART, Inc.+ ................................       27,408
      1,000   Ross Stores, Inc. ..............................       42,390
      8,300   Saks, Inc.+ ....................................       97,442
      2,000   Shopko Stores, Inc.+ ...........................       24,900
      1,800   Toys "R" Us, Inc.+ .............................       18,000
      5,800   Wal-Mart Stores, Inc. ..........................      292,958
      6,100   Winn-Dixie Stores, Inc. ........................       93,208
                                                               ------------
                                                                  1,812,813
                                                               ------------
   SEMICONDUCTORS -- 0.8%
     19,600   Agere Systems, Inc., Class A+ ..................       28,224
      1,300   Applied Materials, Inc.+ .......................       16,939
      2,700   Broadcom Corporation, Class A+ .................       40,662
      1,100   KLA-Tencor Corporation+ ........................       38,907
      1,900   NVIDIA Corporation+ ............................       21,869
      1,900   Silicon Laboratories, Inc.+ ....................       36,252
     12,200   Texas Instruments, Inc. ........................      183,122
                                                               ------------
                                                                    365,975
                                                               ------------
   SERVICES -- 1.7%
      4,700   Cendant Corporation+ ...........................       49,256
      5,200   eBay, Inc.+ ....................................      352,664
      4,800   eFunds Corporation+ ............................       43,728
      1,300   Fluor Corporation ..............................       36,400
      1,400   FTI Consulting, Inc.+ ..........................       56,210
      1,200   GTECH Holdings Corporation+ ....................       33,432
      1,100   IDEXX Laboratories, Inc.+ ......................       36,630
      1,500   InterCept, Inc.+ ...............................       25,396
      1,100   USA Interactive+ ...............................       25,146
     15,400   Xerox Corporation+ .............................      123,970
                                                               ------------
                                                                    782,832
                                                               ------------
   TELECOMMUNICATIONS -- 3.1%
      5,080   AT&T Corporation ...............................      132,639
     12,700   AT&T Wireless Services, Inc.+ ..................       71,755
     10,300   Citizens Communications Company+ ...............      108,665
      2,000   Harris Corporation .............................       52,600
     43,300   Motorola, Inc. .................................      374,545
     13,300   Qwest Communications International, Inc.+ ......       66,500
     23,800   SBC Communications, Inc. .......................      645,218
                                                               ------------
                                                                  1,451,922
                                                               ------------
   TRANSPORTATION -- 1.0%
        600   Arkansas Best Corporation+ .....................       15,588
      6,200   CSX Corporation ................................      175,522
      1,600   Kansas City Southern+ ..........................       19,200
      2,900   Union Pacific Corporation ......................      173,623
      2,600   USFreightways Corporation ......................       74,750
                                                               ------------
                                                                    458,683
                                                               ------------
   UTILITIES -- 2.2%
     20,600   AES Corporation+ ...............................       62,212
      7,600   Edison International+ ..........................       90,060
     10,700   FirstEnergy Corporation ........................      352,779
      6,700   Northeast Utilities ............................      101,639
     10,600   Sempra Energy ..................................      250,690
      9,400   TXU Corporation ................................      175,592
                                                               ------------
                                                                  1,032,972
                                                               ------------
   WASTE MANAGEMENT -- 0.4%
      5,500   Republic Services, Inc.+ .......................      115,390
      2,200   Waste Connections, Inc.+ .......................       84,942
                                                               ------------
                                                                    200,332
                                                               ------------
              Total Common Stocks
                (Cost $36,922,952) ...........................   33,541,292
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                                DECEMBER 31, 2002

    PRINCIPAL                                                      VALUE
     AMOUNT                                                      (NOTE 1)
    --------                                                      -------

U.S. TREASURY OBLIGATIONS -- 20.0%
   U.S. TREASURY BONDS -- 20.0%
 $1,790,000   6.500% due 02/15/2010 ..........................  $ 2,140,171
  1,240,000   7.000% due 07/15/2006 ..........................    1,438,061
    940,000   8.875% due 08/15/2017 ..........................    1,374,126
  1,741,000   10.375% due 11/15/2012 .........................    2,327,499
  1,314,000   11.250% due 02/15/2015 .........................    2,188,684
                                                                -----------
                                                                  9,468,541
                                                                -----------
              TOtal U.S. Treasury Obligations
                (COST $8,940,197) ............................    9,468,541
                                                                -----------
TOTAL INVESTMENTS (COST $45,863,149*) ...............  90.7%    $43,009,833
OTHER ASSETS AND LIABILITIES (NET) ..................   9.3       4,384,528
                                                      ------    -----------
NET ASSETS .......................................... 100.0%    $47,394,361
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $46,405,150.
  +  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS
-------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 99.7%
   AEROSPACE/DEFENSE -- 3.6%
     80,350   Alliant Techsystems, Inc.+(e) .................. $  5,009,822
     56,070   Northrop Grumman Corporation(e) ................    5,438,790
                                                               ------------
                                                                 10,448,612
                                                               ------------
   AIRLINES -- 1.9%
    389,240   Southwest Airlines Company .....................    5,410,436
                                                               ------------
   AUTOMOTIVE -- 4.7%
    133,730   Autoliv, Inc. ..................................    2,798,969
     65,950   Harley-Davidson, Inc.(e) .......................    3,046,890
     39,770   Johnson Controls, Inc. .........................    3,188,361
    188,470   Navistar International Corporation+(e) .........    4,581,706
                                                               ------------
                                                                 13,615,926
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 0.7%
     86,650   Cox Radio, Inc., Class A+ ......................    1,976,487
                                                               ------------
   BUILDING/CONSTRUCTION -- 4.6%
    295,845   D.R. Horton, Inc.(e) ...........................    5,132,911
     78,170   Lennar Corporation(e) ..........................    4,033,572
    200,260   Masco Corporation ..............................    4,215,473
                                                               ------------
                                                                 13,381,956
                                                               ------------
   COMPUTER INDUSTRY -- 16.3%
    287,760   Amazon.com, Inc.+(e) ...........................    5,435,786
    150,081   Electronic Arts, Inc.+(e) ......................    7,469,531
     75,159   Intuit, Inc.+ ..................................    3,526,460
    866,770   Juniper Networks, Inc.+(e) .....................    5,894,036
    676,620   Network Appliance, Inc.+(e) ....................    6,766,200
    162,980   Overture Services, Inc.+(e) ....................    4,450,984
    472,150   PeopleSoft, Inc.+ ..............................    8,640,345
    300,850   Yahoo!, Inc.+(e) ...............................    4,918,898
                                                               ------------
                                                                 47,102,240
                                                               ------------
   CONSUMER PRODUCTS -- 2.1%
     55,640   Avon Products, Inc.(e) .........................    2,997,327
     97,052   Newell Rubbermaid, Inc.(e) .....................    2,943,587
                                                               ------------
                                                                  5,940,914
                                                               ------------
   ELECTRONICS -- 2.5%
    405,920   Applera Corporation-Applied
               Biosystems Group ..............................    7,119,837
                                                               ------------
   FINANCIAL SERVICES -- 5.0%
    123,000   Investors Financial Services Corporation(e) ....    3,368,970
    129,200   Legg Mason, Inc.(e) ............................    6,271,368
     47,240   SLM Corporation ................................    4,906,346
                                                               ------------
                                                                 14,546,684
                                                               ------------
   HEALTH CARE -- 2.3%
     93,600   Boston Scientific Corporation+ .................    3,979,872
     42,000   Stryker Corporation(e) .........................    2,819,040
                                                               ------------
                                                                  6,798,912
                                                               ------------
   HOTELS/RESORTS -- 2.8%
    149,150   MGM Mirage+(e) .................................    4,917,475
    247,850   Wynn Resorts Ltd.+(e) ..........................    3,249,314
                                                               ------------
                                                                  8,166,789
                                                               ------------
   INSURANCE -- 3.9%
    174,900   AFLAC, Inc. ....................................    5,267,988
     39,100   Berkley (W.R.) Corporation .....................    1,548,751
     56,430   XL Capital Ltd., Class A .......................    4,359,218
                                                               ------------
                                                                 11,175,957
                                                               ------------
   MANUFACTURING -- 2.8%
     73,350   Danaher Corporation(e) .........................    4,819,095
     55,130   ITT Industries, Inc. ...........................    3,345,840
                                                               ------------
                                                                  8,164,935
                                                               ------------
   OIL AND GAS -- 3.9%
    113,840   Baker Hughes, Inc. .............................    3,664,510
     86,770   Kerr-McGee Corporation .........................    3,843,911
    100,910   Valero Energy Corporation(e) ...................    3,727,615
                                                               ------------
                                                                 11,236,036
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 2.1%
    402,750   Smurfit-Stone Container Corporation+ ...........    6,198,725
                                                               ------------
   PHARMACEUTICALS -- 12.3%
    236,300   Affymetrix, Inc.+(e) ...........................    5,408,907
    276,150   Cerus Corporation+ .............................    5,937,225
     49,620   Forest Laboratories, Inc.+(e) ..................    4,873,676
    171,660   InterMune, Inc.+(e) ............................    4,379,046
    184,110   MedImmune, Inc.+ ...............................    5,002,269
    549,734   Millennium Pharmaceuticals, Inc.+(e) ...........    4,364,888
    127,540   Trimeris, Inc.+(e) .............................    5,495,699
                                                               ------------
                                                                 35,461,710
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
    100,000   Medical Office Properties, Inc.+& ..............    1,350,000
                                                               ------------
   RETAIL -- 1.5%
    177,300   Tiffany & Company(e) ...........................    4,239,243
                                                               ------------
   SEMICONDUCTORS -- 12.9%
    224,760   Broadcom Corporation, Class A+(e) ..............    3,384,885
    165,930   KLA-Tencor Corporation+(e) .....................    5,868,944
    326,320   Marvell Technology Group Ltd.+(e) ..............    6,154,395
    153,390   Maxim Integrated Products, Inc. ................    5,068,006
    171,035   Microchip Technology, Inc. .....................    4,181,806
    147,840   Micron Technology, Inc.+ .......................    1,439,962
    473,530   NVIDIA Corporation+(e) .........................    5,450,330
    302,070   Silicon Laboratories, Inc.+(e) .................    5,763,496
                                                               ------------
                                                                 37,311,824
                                                               ------------
   SERVICES -- 5.7%
    488,740   Cendant Corporation+(e) ........................    5,121,995
    109,914   eBay, Inc.+(e) .................................    7,454,367
     85,010   Weight Watchers International, Inc.+(e) ........    3,907,910
                                                               ------------
                                                                 16,484,272
                                                               ------------
   TELECOMMUNICATIONS -- 6.2%
  1,081,960   Corning, Inc.+(e) ..............................    3,581,287
    438,380   Nextel Communications, Inc., Class A+(e) .......    5,063,289
    564,250   Qwest Communications International,
               Inc.+(e) ......................................    2,821,250
  1,467,870   Sprint Corporation (PCS Group)+(e) .............    6,429,271
                                                               ------------
                                                                 17,895,097
                                                               ------------
   WASTE MANAGEMENT -- 1.4%
    126,760   Stericycle, Inc.+(e) ...........................    4,104,362
                                                               ------------
              Total Common Stocks
                (Cost $295,605,475) ..........................  288,130,954
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

PREFERRED STOCKS -- 0.0% #
   (Cost $141)
   PHARMACEUTICALS -- 0.0% #
          7   Hybridon, Inc., Series A**& ....................  $       118
                                                               ------------
WARRANTS -- 0.0% #
   (Cost $0)
   PHARMACEUTICALS -- 0.0% #
     30,995   Hybridon, Inc.+**& .............................        1,550
                                                               ------------
TOTAL INVESTMENTS (COST $295,605,616*) ..............  99.7%   $288,132,622
OTHER ASSETS AND LIABILITIES (NET) ..................   0.3         795,453
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $288,928,075
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $327,441,847.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.
  &  Illiquid security.
  #  Amount represents less than 0.1%.
(e)  Securities in whole or in part on loan at December 31, 2002.

                       See Notes to Financial Statements.

--------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALLCAP SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 94.5%
   ADVERTISING -- 0.5%
     59,100   ADVO, Inc.+ .................................... $  1,940,253
                                                               ------------
   AIRLINES -- 0.7%
    261,000   ExpressJet Holdings, Inc.+(e) ..................    2,675,250
                                                               ------------
   APPAREL AND TEXTILES -- 0.2%
    121,000   Vans, Inc.+ ....................................      687,280
                                                               ------------
   AUTOMOTIVE -- 2.1%
     43,900   BorgWarner, Inc. ...............................    2,213,438
     69,100   Briggs & Stratton Corporation(e) ...............    2,934,677
     35,000   Cummins, Inc.(e) ...............................      984,550
     26,200   Polaris Industries, Inc.(e) ....................    1,535,320
                                                               ------------
                                                                  7,667,985
                                                               ------------
   BANKS -- 6.9%
    102,044   BOK Financial Corporation+ .....................    3,305,205
    172,300   Citizens Banking Corporation ...................    4,269,594
     57,500   Cullen/Frost Bankers, Inc. .....................    1,880,250
      9,000   First Community Bancorp ........................      296,379
    124,250   First Midwest Bancorp, Inc. ....................    3,318,718
    137,812   Fulton Financial Corporation ...................    2,433,760
    154,000   Net.B@nk, Inc.+ ................................    1,490,720
     82,665   Provident Bankshares Corporation ...............    1,910,471
     34,500   South Financial Group, Inc.(e) .................      712,770
     41,800   Southern Financial Bancorp, Inc. ...............    1,258,180
    120,600   Sterling Bancshares, Inc. ......................    1,473,732
     33,200   Umpqua Holdings Corporation(e) .................      605,900
    122,000   Waypoint Financial Corporation .................    2,171,600
                                                               ------------
                                                                 25,127,279
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 6.4%
     75,000   Acme Communications, Inc.+ .....................      597,750
     45,700   Cox Radio, Inc., Class A+ ......................    1,042,417
    124,800   Emmis Communications Corporation,
               Class A+(e) ...................................    2,599,584
     46,100   Entercom Communications Corporation+(e) ........    2,163,012
    119,300   Entravision Communications Corporation,
               Class A+ ......................................    1,190,614
     89,000   Gray Television, Inc. ..........................      867,750
    332,900   Insight Communications Company, Inc.+(e) .......    4,121,302
    367,800   Mediacom Communications Corporation+(e) ........    3,240,318
     59,600   Radio One, Inc., Class A+ ......................      871,352
    335,000   Radio One, Inc., Class D+(e) ...................    4,834,050
    126,000   World Wrestling Federation
               Entertainment, Inc.+ ..........................    1,014,300
    117,000   XM Satellite Radio Holdings, Inc.,
               Class A+(e) ...................................      314,730
     52,000   Young Broadcasting, Inc., Class A+ .............      684,840
                                                               ------------
                                                                 23,542,019
                                                               ------------
   BUILDING/CONSTRUCTION -- 1.1%
     52,200   Astec Industries, Inc.+ ........................      518,346
     12,300   Beazer Homes USA, Inc.+(e) .....................      745,380
      7,900   NVR, Inc.+(e) ..................................    2,571,450
                                                               ------------
                                                                  3,835,176
                                                               ------------
   CHEMICALS -- 3.8%
    323,200   Ferro Corporation ..............................    7,895,776
     88,600   Lyondell Chemical Company(e) ...................    1,119,904
    174,700   NOVA Chemicals Corporation .....................    3,197,010
     75,200   Spartech Corporation ...........................    1,551,376
                                                               ------------
                                                                 13,764,066
                                                               ------------
   COMPUTER INDUSTRY -- 4.4%
     40,840   Click Commerce, Inc.+ ..........................       82,497
     21,600   Cognizant Technology Solutions
               Corporation+(e) ...............................    1,560,168
    360,300   EarthLink, Inc.+(e) ............................    1,963,635
    933,600   Gateway, Inc.+ .................................    2,931,504
     74,600   Intergraph Corporation+ ........................    1,324,896
    247,800   Ixia+ ..........................................      904,470
     82,400   MatrixOne, Inc.+ ...............................      354,320
     23,200   National Instruments Corporation+ ..............      753,768
    110,000   NIC, Inc.+ .....................................      158,400
     96,200   Pinnacle Systems, Inc.+ ........................    1,309,282
     39,000   Pixar, Inc.+(e) ................................    2,066,610
     90,000   Saba Software, Inc.+(e) ........................       95,400
    156,900   THQ, Inc.+(e) ..................................    2,078,925
    117,400   Witness Systems, Inc.+ .........................      403,856
                                                               ------------
                                                                 15,987,731
                                                               ------------
   CONSUMER PRODUCTS -- 2.7%
     54,500   American Greetings Corporation,
               Class A+(e) ...................................      861,100
     64,000   Libbey, Inc. ...................................    1,664,000
    102,600   Martha Stewart Living Omnimedia, Inc.,
               Class A+(e) ...................................    1,012,662
     70,000   Rayovac Corporation+(e) ........................      933,100
    106,300   Scotts Company, Class A+ .......................    5,212,952
                                                               ------------
                                                                  9,683,814
                                                               ------------
   EDUCATION -- 0.0% #
    200,000   Click2learn.com, Inc.+(e) ......................      150,000
                                                               ------------
   ELECTRONICS -- 4.6%
    282,700   Advanced Energy Industries, Inc.+(e) ...........    3,595,944
    193,400   Electro Scientific Industries, Inc.+(e) ........    3,868,000
    245,900   FEI Company+(e) ................................    3,759,811
    106,200   Photon Dynamics, Inc.+(e) ......................    2,421,360
    156,900   Polycom, Inc.+ .................................    1,493,688
    298,200   UNOVA, Inc.+ ...................................    1,789,200
      6,600   Zygo Corporation+ ..............................       46,134
                                                               ------------
                                                                 16,974,137
                                                               ------------
   FINANCIAL SERVICES -- 4.0%
    204,000   American Capital Strategies Ltd.(e) ............    4,404,360
    814,000   AmeriCredit Corporation+(e) ....................    6,300,360
    161,600   Digital Insight Corporation+ ...................    1,404,304
    145,000   LendingTree, Inc.+(e) ..........................    1,867,600
    150,000   Medallion Financial Corporation ................      585,000
                                                               ------------
                                                                 14,561,624
                                                               ------------
   FOOD AND BEVERAGES -- 3.2%
     29,000   Adolph Coors Company, Class B ..................    1,776,250
    118,000   Corn Products International, Inc. ..............    3,555,340
     52,600   Hain Celestial Group, Inc.+ ....................      799,520
     61,200   International Multifoods Corporation+ ..........    1,296,828
     72,800   Performance Food Group Company+(e) .............    2,472,215
     27,700   Robert Mondavi Corporation, Class A+ ...........      858,700
     35,270   Tootsie Roll Industries, Inc. ..................    1,082,084
                                                               ------------
                                                                 11,840,937
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------------

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALLCAP SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   HEALTH CARE -- 2.3%
    120,000   ChromaVision Medical Systems, Inc.+ ............ $    159,600
    115,300   Conceptus, Inc.+ ...............................    1,381,294
     77,000   CTI Molecular Imaging, Inc.+(e) ................    1,898,820
     50,700   MedSource Technologies, Inc.+ ..................      329,043
     54,000   Orthodontic Centers of America, Inc.+(e) .......      589,140
     59,100   Triad Hospitals, Inc.+(e) ......................    1,762,953
    137,600   Wright Medical Group, Inc.+ ....................    2,402,358
                                                               ------------
                                                                  8,523,208
                                                               ------------
   INSURANCE -- 3.5%
    130,550   Berkley (W.R.) Corporation .....................    5,171,086
     29,600   Everest Re Group Ltd. ..........................    1,636,880
    157,100   First American Corporation .....................    3,487,620
     46,000   Max Re Capital Ltd. ............................      506,920
     52,700   Philadelphia Consolidated Holding
               Corporation+ ..................................    1,865,580
                                                               ------------
                                                                 12,668,086
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 1.9%
    454,700   Acclaim Entertainment, Inc.+(e) ................      300,102
     60,500   International Speedway Corporation,
               Class A .......................................    2,256,045
     86,000   Intrawest Corporation ..........................    1,066,400
    124,000   Speedway Motorsports, Inc.+ ....................    3,196,720
                                                               ------------
                                                                  6,819,267
                                                               ------------
   MANUFACTURING -- 5.1%
    157,600   AptarGroup, Inc. ...............................    4,923,424
    125,300   Columbus McKinnon Corporation+ .................      478,771
     33,900   Donaldson Company, Inc.(e) .....................    1,220,400
     65,000   Gardner Denver, Inc.+ ..........................    1,319,500
    101,800   GrafTech International Ltd.+ ...................      606,728
     29,800   Pentair, Inc. ..................................    1,029,590
    292,000   Power-One, Inc.+ ...............................    1,655,640
    168,700   Wilson Greatbatch Technologies, Inc.+ ..........    4,926,040
     90,500   York International Corporation .................    2,314,085
                                                               ------------
                                                                 18,474,178
                                                               ------------
   METALS/MINING -- 0.2%
     45,000   CONSOL Energy, Inc. ............................      777,600
                                                               ------------
   OIL AND GAS -- 4.4%
     70,400   Cabot Oil & Gas Corporation, Class A ...........    1,744,512
     99,300   Helmerich & Payne, Inc. ........................    2,771,463
    131,000   Hydril Company+ ................................    3,087,670
     24,600   Noble Energy, Inc.(e) ..........................      923,730
     20,200   Patterson-UTI Energy, Inc.+(e) .................      609,434
    300,000   San Juan Basin Royalty Trust ...................    4,110,000
     34,800   SEACOR SMIT, Inc.+ .............................    1,548,600
     56,000   Spinnaker Exploration Company+ .................    1,234,800
                                                               ------------
                                                                 16,030,209
                                                               ------------
   PHARMACEUTICALS -- 4.5%
    267,700   Aclara Biosciences, Inc.+ ......................      562,170
     50,000   American Pharmaceutical Partners, Inc.+(e) .....      890,000
     53,500   Amylin Pharmaceuticals, Inc.+ ..................      863,490
    130,000   Antigenics, Inc.+(e) ...........................    1,331,200
     83,000   Diversa Corporation+ ...........................      751,150
     88,000   Durect Corporation+ ............................      177,760
     96,000   Genaissance Pharmaceuticals, Inc.+(e) ..........       83,520
    375,000   Heska Corporation+ .............................      131,250
    122,400   ILEX Oncology, Inc.+ ...........................      864,144
    217,000   Illumina, Inc.+ ................................      731,290
    110,000   Kendle International, Inc.+ ....................      968,110
    148,000   Lexicon Genetics, Inc.+ ........................      700,040
     92,300   Protein Design Labs, Inc.+ .....................      784,550
     81,900   Scios, Inc.+(e) ................................    2,668,302
     44,600   SICOR, Inc.+ ...................................      706,910
    112,200   Tanox, Inc.+(e) ................................    1,015,410
    131,500   Transkaryotic Therapies, Inc.+ .................    1,301,850
     41,000   Trimeris, Inc.+(e) .............................    1,766,690
                                                               ------------
                                                                 16,297,836
                                                               ------------
   REAL ESTATE -- 0.5%
    533,700   HomeStore.com, Inc.+(e) ........................      453,645
    147,900   Trammell Crow Company+ .........................    1,331,100
                                                               ------------
                                                                  1,784,745
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 4.5%
    337,600   Annaly Mortgage Management, Inc.(e) ............    6,346,880
    173,500   Anthracite Capital, Inc.(e) ....................    1,891,150
    197,500   MeriStar Hospitality Corporation ...............    1,303,500
    232,000   MFA Mortgage Investments, Inc. .................    1,948,800
      9,600   Pan Pacific Retail Properties, Inc. ............      350,688
     47,000   Reckson Associates Realty Corporation(e) .......      989,350
    111,600   SL Green Realty Corporation(e) .................    3,526,560
                                                               ------------
                                                                 16,356,928
                                                               ------------
   RESTAURANTS -- 3.2%
    136,500   California Pizza Kitchen, Inc.+ ................    3,439,800
     76,600   CEC Entertainment, Inc.+ .......................    2,351,620
     82,300   Landry's Restaurants, Inc. .....................    1,748,052
    245,000   Ruby Tuesday, Inc.(e) ..........................    4,236,050
                                                               ------------
                                                                 11,775,522
                                                               ------------
   RETAIL -- 3.0%
    178,000   American Eagle Outfitters, Inc.+(e) ............    2,452,840
     76,900   Borders Group, Inc.+(e) ........................    1,238,090
    101,200   Charlotte Russe Holding, Inc.+ .................    1,073,732
     50,000   Christopher & Banks Corporation+(e) ............    1,037,500
     21,200   Galyan's Trading Company+(e) ...................      212,000
     69,300   Genesco, Inc.+(e) ..............................    1,291,059
     41,700   J. Jill Group, Inc.+ ...........................      582,966
     81,000   Lithia Motors, Inc., Class A+ ..................    1,270,890
    150,000   WESCO International, Inc.+ .....................      823,500
     39,600   Williams-Sonoma, Inc.+(e) ......................    1,075,140
                                                               ------------
                                                                 11,057,717
                                                               ------------
   SEMICONDUCTORS -- 8.9%
    150,000   ASM International N.V.+(e) .....................    1,935,000
    371,200   Credence Systems Corporation+ ..................    3,463,296
    113,000   Cymer, Inc.+(e) ................................    3,644,250
    307,500   EMCORE Corporation+ ............................      673,425
    205,100   Exar Corporation+ ..............................    2,543,240
    230,800   Helix Technology Corporation ...................    2,584,960
    572,800   Kulicke & Soffa Industries, Inc.+(e) ...........    3,276,416
    575,200   LTX Corporation+ ...............................    3,468,456
    153,400   MIPS Technologies, Inc., Class A+(e) ...........      464,802
     20,000   MIPS Technologies, Inc., Class B+ ..............       57,600
    123,300   MKS Instruments, Inc.+ .........................    2,025,819
    123,200   Monolithic System Technology, Inc.+(e) .........    1,488,256
    123,000   Nanometrics, Inc.+(e) ..........................      515,370
    109,800   Power Integrations, Inc.+ ......................    1,866,600
     49,100   Rudolph Technologies, Inc.+ ....................      940,756
    669,700   TranSwitch Corporation+ ........................      461,423
    278,400   Veeco Instruments, Inc.+ .......................    3,218,304
                                                               ------------
                                                                 32,627,973
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------------

                                  THE GCG TRUST
                        CAPITAL GUARDIAN SMALLCAP SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   SERVICES -- 4.9%
    129,500   Alloy, Inc.+(e) ................................ $  1,418,025
     49,300   AMN Healthcare Services, Inc.+(e) ..............      833,663
    120,600   Arbitron, Inc.+ ................................    4,040,100
    257,800   CNET Networks, Inc.(e) .........................      698,638
    114,000   CoStar Group, Inc.+ ............................    2,103,300
     33,994   Fair, Isaac & Company, Inc.(e) .................    1,451,544
     96,000   Gaiam, Inc.+(e) ................................      995,520
     66,000   NetRatings, Inc.+ ..............................      475,134
     45,000   ProQuest Company+ ..............................      882,000
     68,600   Resources Connection, Inc.+ ....................    1,592,206
     53,000   School Specialty, Inc.+ ........................    1,058,940
    170,000   Steiner Leisure Ltd.+ ..........................    2,369,800
                                                               ------------
                                                                 17,918,870
                                                               ------------
   TELECOMMUNICATIONS -- 2.1%
     51,000   Advanced Fibre Communications, Inc.+ ...........      850,680
    231,000   Alliance Fiber Optic Products, Inc.+ ...........      131,670
    207,900   Amdocs Ltd.+ ...................................    2,041,578
    284,000   Aspect Communications Corporation+ .............      806,560
     80,300   Avanex Corporation+ ............................       84,154
    181,000   Cable Design Technologies Corporation+ .........    1,067,900
    163,500   Carrier Access Corporation+ ....................       65,400
     42,300   Commonwealth Telephone Enterprises, Inc.+ ......    1,516,032
     90,000   Newport Corporation+ ...........................    1,130,400
      7,600   West Corporation+ ..............................      126,160
                                                               ------------
                                                                  7,820,534
                                                               ------------
   TRANSPORTATION -- 1.1%
    178,500   CP Ships Ltd. ..................................    2,424,030
      9,400   SCS Transportation, Inc.+ ......................       93,154
     74,000   Werner Enterprises, Inc.(e) ....................    1,593,220
                                                               ------------
                                                                  4,110,404
                                                               ------------
   UTILITIES -- 3.8%
    144,300   Energen Corporation ............................    4,199,130
    100,000   New Jersey Resources Corporation ...............    3,159,000
    110,000   South Jersey Industries, Inc. ..................    3,632,200
     83,500   Southwest Gas Corporation ......................    1,958,075
     34,000   WGL Holdings, Inc. .............................      813,280
                                                               ------------
                                                                 13,761,685
                                                               ------------
              Total Common Stocks
                (Cost $489,277,781) ..........................  345,242,313
                                                               ------------

     PRINCIPAL                                                     VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

CONVERTIBLE BONDS -- 0.1%
(Cost $437,922)
   TELECOMMUNICATIONS -- 0.1%
   $632,000   American Tower Corporation,
               6.250% due 10/15/2009 ......................... $    432,130
                                                               ------------
TOTAL INVESTMENTS (COST $489,715,703*) .............   94.6%   $345,674,443
OTHER ASSETS AND LIABILITIES (NET) .................    5.4      19,832,474
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $365,506,917
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $489,866,576.
  +  Non-income producing security.
(e)  Securities in whole or in part on loan at December 31, 2002.
  #  Amount is less than 0.1%.

                       See Notes to Financial Statements.

--------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------

                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2002

   PRINCIPAL                                                      VALUE
    AMOUNT                                                       (NOTE 1)
   --------                                                      --------

ASSET BACKED SECURITIES -- 0.8%
$   487,232   Advanta Mortgage Loan Trust,
               1.796% due 11/25/2029 {STEP} .................. $    485,661
    983,990   Credit Suisse First Boston Mortgage
               Securities Corporation,
               1.994% due 08/25/2033**& ......................      983,990
  2,100,000   FHA Title 1 Home Improvement Loan Trust,
               6.500% due 01/30/2043 .........................    2,218,781
                                                               ------------
              Total Asset Backed Securities
                (Cost $3,674,409) ............................    3,688,432
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 35.4%
    199,335   Bear Stearns Adjustable Rate Mortgage Trust,
               6.621%+++ due 09/25/2031 ......................      200,694
              Citicorp Mortgage Securities, Inc.:
  1,135,970    4.150% due 12/25/2031 .........................    1,144,098
  1,637,888    5.900% due 09/25/2031 .........................    1,669,082
  1,084,237   CNL Commercial Loan Trust,
               2.060%+++ due 10/20/2027**& ...................    1,084,237
  1,952,349   Countrywide Home Loans,
               5.250% due 05/25/2032 .........................    1,989,883
              Federal Home Loan Mortgage Corporation
               (FHLMC):
  1,272,011    1.770%+++ due 02/15/2032 ......................    1,270,653
  2,300,000    1.831%+++ due 02/15/2025 ......................    2,306,161
  1,116,673    5.000% due 01/15/2013 .........................    1,137,274
 10,731,785    5.000% due 02/15/2029 .........................   10,922,317
  4,973,935    5.500% due 06/15/2012 .........................    5,040,221
  2,433,028    5.500% due 10/15/2013 .........................    2,491,232
 10,000,000    5.500% due 03/15/2018 .........................   10,127,371
 10,000,000    5.500% due 07/15/2020 .........................   10,070,990
  7,000,000    5.750% due 12/15/2016 .........................    7,228,112
    863,041    5.750% due 06/15/2029 .........................      878,011
    763,297    5.800% due 06/15/2026 .........................      769,110
  7,250,000    6.000% due 03/15/2020 .........................    7,440,444
  3,856,817    6.000% due 10/15/2022 .........................    4,037,948
  2,287,465    6.000% due 02/15/2024 .........................    2,330,199
  1,626,246    6.000% due 12/15/2028 .........................    1,659,216
  2,313,742    6.000% due 01/15/2029 .........................    2,373,828
  1,708,123    6.250% due 02/15/2027 .........................    1,741,393
  7,425,058    6.500% due 07/15/2022 .........................    7,556,261
  1,435,295    6.500% due 05/15/2025 .........................    1,460,989
    388,968    7.500% due 03/15/2028 .........................      389,991
    586,623    8.250% due 08/15/2021 .........................      617,869
              Federal National Mortgage Association (FNMA):
  2,372,370    1.920%+++ due 03/27/2017 ......................    2,373,561
  5,922,305    3.500% due 07/25/2022 .........................    5,964,080
  3,500,654    5.000% due 09/25/2018 .........................    3,580,714
  6,000,000    5.500% due 03/25/2009 .........................    6,237,284
  1,890,952    6.000% due 05/25/2005 .........................    1,912,752
  5,690,163    6.250% due 10/25/2022 .........................    5,952,280
  2,625,624    6.250% due 08/25/2028 .........................    2,674,267
  2,226,707    6.350% due 01/25/2022 .........................    2,264,605
  5,338,236    6.500% due 12/25/2007 .........................    5,537,751
  5,513,298    6.500% due 12/25/2007 .........................    5,677,906
              First Nationwide Trust:
    170,928    6.240% due 02/27/2029 .........................      171,297
    289,117    8.500% due 09/25/2031 .........................      300,280
    500,000   G-Wing Ltd.,
               4.090%+++ due 11/06/2011**& ...................      494,531
              Government National Mortgage Association (GNMA):
 10,000,000    5.500% due 09/20/2025 .........................   10,454,006
  6,000,000    5.500% due 11/20/2031 .........................    6,206,196
    365,036   Nomura Asset Acceptance Corporation,
               7.000% due 02/19/2030**& ......................      392,495
$   779,147   Residential Accredit Loans, Inc.,
               5.500% due 06/25/2017 .........................      792,217
    730,568   Residential Funding Mortgage Securities I,
               6.000% due 08/25/2031 .........................      736,628
              Washington Mutual, Inc.:
  2,678,066    5.101%+++ due 10/25/2032 ......................    2,759,614
    332,610    6.517%+++ due 10/19/2039 ......................      337,586
              Wells Fargo Mortgage Backed Securities Trust:
  1,924,074    4.955%+++ due 09/30/2032 ......................    1,986,942
    393,901    6.494%+++ due 10/25/2031 ......................      396,504
                                                               ------------
              Total Collateralized Mortgage Obligations
                (Cost $155,288,014) ..........................  155,141,080
                                                               ------------
CORPORATE BONDS -- 7.5%
   AIRLINES -- 0.4%
  1,550,000   Continental Airlines, Inc.
               7.056% due 09/01/2009 .........................    1,378,918
    300,000   Delta Air Lines, Inc.,
               10.430% due 01/02/2011**& .....................      195,299
    250,000   United Air Lines, Inc.,
               9.350% due 04/07/2016 {STEP} ..................       50,819
                                                               ------------
                                                                  1,625,036
                                                               ------------
   AUTOMOTIVE -- 1.0%
    400,000   DaimlerChrysler NA Holdings,
               8.500% due 01/18/2031 .........................      493,779
              Ford Motor Company:
  1,300,000    6.625% due 10/01/2028 .........................    1,039,333
  3,150,000    7.450% due 07/16/2031 .........................    2,747,458
                                                               ------------
                                                                  4,280,570
                                                               ------------
   BANKS -- 0.8%
  3,200,000   Kfw International Finance,
               4.250% due 04/18/2005 .........................    3,367,728
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 0.3%
  1,400,000   AOL Time Warner, Inc.,
               7.700% due 05/01/2032 .........................    1,462,232
                                                               ------------
   FINANCIAL SERVICES -- 1.1%
    300,000   Ford Motor Credit Company,
               6.700% due 07/16/2004 .........................      305,780
    500,000   Gemstone Investors Ltd.,
               7.710% due 10/31/2004**& ......................      384,483
  4,300,000   General Motors Acceptance Corporation,
               8.000% due 11/01/2031 .........................    4,335,591
                                                               ------------
                                                                  5,025,854
                                                               ------------
   OIL AND GAS -- 1.1%
              Coastal Corporation:
    150,000    7.750% due 06/15/2010 .........................      117,935
    400,000    9.625% due 05/15/2012 .........................      324,550
    500,000   Conoco Funding Company,
               6.350% due 10/15/2011 .........................      559,292
    400,000   Dynegy Holdings, Inc.,
               8.750% due 02/15/2012 .........................      142,000
              El Paso Corporation:
  1,000,000    7.750% due 01/15/2032 .........................      621,489
  1,000,000    7.800% due 08/01/2031 .........................      621,480
  1,500,000   Pemex Project Funding Master Trust,
               7.375% due 12/15/2014**& ......................    1,541,250
    300,000   Southern Natural Gas,
               7.350% due 02/15/2031 .........................      252,801
              Williams Companies, Inc.:
  1,100,000    6.250% due 02/01/2006 .........................      770,000
    170,000    7.625% due 07/15/2019 .........................      107,950
                                                               ------------
                                                                  5,058,747
                                                               ------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------
                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2002

    PRINCIPAL                                                    VALUE
     AMOUNT                                                     (NOTE 1)
    --------                                                    --------

CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS -- 2.5%
$   950,000   AT&T Corporation,
               7.300% due 11/15/2011 ......................... $  1,040,373
  1,900,000   Deutsche Telekom International Finance,
               8.750% due 06/15/2030 {STEP} ..................    2,202,277
              France Telecom:
    400,000    9.250% due 03/01/2011 {STEP} ..................      463,325
  1,000,000    10.000% due 03/01/2031 {STEP} .................    1,221,268
              Qwest Capital Funding:
    200,000    7.000% due 08/03/2009 .........................      129,000
    600,000    7.250% due 02/15/2011 .........................      387,000
    900,000   Qwest Corporation,
               7.200% due 11/01/2004 .........................      859,500
              Sprint Capital Corporation:
    400,000    5.875% due 05/01/2004 .........................      396,152
  1,090,000    6.375% due 05/01/2009 .........................      993,405
    700,000    7.125% due 01/30/2006 .........................      693,569
    500,000    7.900% due 03/15/2005 .........................      505,305
              Verizon Global Funding Corporation:
  1,200,000    5.750% due 04/01/2003 .........................    1,208,027
    700,000    5.750% due 04/01/2003**& ......................      709,450
                                                               ------------
                                                                 10,808,651
                                                               ------------
   TRANSPORTATION -- 0.1%
    300,000   Limestone Electron Trust,
               8.625% due 03/15/2003**& ......................      282,275
                                                               ------------
   WASTE MANAGEMENT -- 0.2%
  1,000,000   Waste Management, Inc.,
               6.375% due 11/15/2012**& ......................    1,030,926
                                                               ------------
              Total Corporate Bonds
                (Cost $32,794,945) ...........................   32,942,019
                                                               ------------
FOREIGN CURRENCY DENOMINATED ISSUES (D) -- 7.6%
   GERMANY (EUR) -- 6.2%
              Bundesrepublik Deutschland:
  7,100,000    5.250% due 07/04/2010 .........................    8,065,779
 16,700,000    5.250% due 01/04/2011 .........................   18,953,642
                                                               ------------
                                                                 27,019,421
                                                               ------------
   ITALY (EUR) -- 1.4%
  5,500,000   Buoni del Tesoro Poliennali,
               5.000% due 05/01/2008 .........................    6,147,416
                                                               ------------
              Total Foreign Currency Denominated Issues
                (Cost $30,533,696) ...........................   33,166,837
                                                               ------------
MUNICIPAL BONDS -- 0.9%
   GEORGIA -- 0.2%
  1,000,000   Georgia State, General Obligation Bonds,
               Series B,
               5.000% due 05/01/2020 .........................    1,041,520
                                                               ------------
   ILLINOIS -- 0.4%
  1,700,000   Chicago, Illinois Housing Authority
               Capital Program Revenue Bonds,
               Series 2001,
               5.375% due 07/01/2018 .........................    1,759,364
                                                               ------------
   NEVADA -- 0.3%
  1,105,000   Las Vegas, Valley Water District, Series B,
               5.000% due 06/01/2025 .........................    1,123,951
                                                               ------------
              Total Municipal Bonds
                (Cost $3,874,338) ............................    3,924,835
                                                               ------------
SOVEREIGN ISSUES -- 3.0%
   BRAZIL -- 1.0%
              Federal Republic of Brazil:
$   392,000    2.563%+++ due 04/15/2006 ......................      302,837
  4,925,640    8.000% due 04/15/2014 .........................    3,247,006
    700,000    11.000% due 08/17/2040 ........................      437,500
    800,000    12.250% due 03/06/2030 ........................      558,000
                                                               ------------
                                                                  4,545,343
                                                               ------------
   BULGARIA -- 0.3%
  1,212,500   Republic of Bulgaria,
               2.688%+++ due 07/28/2011 ......................    1,128,838
                                                               ------------
   MEXICO -- 1.1%
              United Mexican States:
  3,000,000    6.250% due 12/31/2019 .........................    2,947,683
  1,000,000    8.000% due 09/24/2022 .........................    1,037,500
    900,000    8.300% due 08/15/2031 .........................      951,750
                                                               ------------
                                                                  4,936,933
                                                               ------------
   PANAMA -- 0.1%
    300,000   Republic of Panama,
               8.250% due 04/22/2008 .........................      312,000
                                                               ------------
   PERU -- 0.3%
  1,500,000   Republic of Peru,
               9.125% due 02/21/2012 .........................    1,464,066
                                                               ------------
   SOUTH AFRICA -- 0.2%
    600,000   Republic of South Africa,
               9.125% due 05/19/2009 .........................      717,000
                                                               ------------
              Total Sovereign Issues
                (Cost $12,877,326) ...........................   13,104,180
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 27.6%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.9%
  3,515,000   4.375% due 05/09/2005 ..........................    3,547,873
  2,100,000   4.500% due 04/15/2005 ..........................    2,116,949
    239,308   4.707%+++ due 06/01/2024 .......................      246,161
  2,356,269   5.963% due 11/01/2031 ..........................    2,442,235
                                                               ------------
                                                                  8,353,218
                                                               ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 15.8%
  4,491,334   5.500%+++ due 07/01/2007 .......................    4,677,163
 62,000,000   6.500% due 01/14/2033, TBA .....................   64,654,375
                                                               ------------
                                                                 69,331,538
                                                               ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 4.0%
  8,000,000   4.150% due 04/22/2004 ..........................    8,067,600
    347,714   4.268%+++ due 05/01/2036 .......................      356,804
  6,239,361   5.500%+++ due 03/01/2017 to 01/21/2018 .........    6,467,254
  2,493,385   6.500%+++ due 11/01/2015 to 04/01/2017 .........    2,635,243
                                                               ------------
                                                                 17,526,901
                                                               ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 5.9%
  2,118,097   4.250%+++ due 05/20/2029 .......................    2,170,837
  1,852,199   4.500%+++ due 04/20/2030 .......................    1,904,437
  2,464,842   5.375%+++ due 01/20/2027 .......................    2,548,510
  3,389,893   5.500%+++ due 10/20/2029 .......................    3,512,813
  3,081,821   5.750%+++ due 08/20/2027 .......................    3,172,845
 11,853,003   6.500%+++ due 05/15/2031 to 11/15/2032 .........   12,452,821
                                                               ------------
                                                                 25,762,263
                                                               ------------
              Total U.S. Government Agency Obligations
                (Cost $119,952,461) .........................  120,973,920
                                                               ------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------
                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2002

    PRINCIPAL                                                    VALUE
     AMOUNT                                                     (NOTE 1)
    --------                                                    --------
U.S. TREASURY OBLIGATIONS -- 9.4%
   U.S. TREASURY BILLS -- 0.5%
$ 1,625,000   1.190%++ due 02/13/2003 ........................ $  1,622,790
    750,000   1.195%++ due 02/13/2003 to 02/20/2003 ..........      748,937
                                                               ------------
                                                                  2,371,727
                                                               ------------
   U.S. TREASURY BONDS -- 6.9%
 15,600,000   5.500% due 08/15/2028 ..........................   16,860,199
  1,300,000   6.125% due 08/15/2029 ..........................    1,526,586
  3,900,000   7.500% due 11/15/2016 ..........................    5,101,384
  3,000,000   8.750% due 05/15/2017 ..........................    4,338,282
  1,500,000   8.875% due 08/15/2017 ..........................    2,192,754
                                                               ------------
                                                                 30,019,205
                                                               ------------
   U.S. TREASURY INFLATION INDEXED NOTES (C) -- 2.0%
  3,500,000   3.375% due 01/15/2007 ..........................    4,338,409
  2,000,000   3.625% due 01/15/2008 ..........................    2,463,144
  1,700,000   3.875% due 01/15/2009 ..........................    2,095,049
                                                               ------------
                                                                  8,896,602
                                                               ------------
              Total U.S. Treasury Obligations
                (Cost $40,871,905) ...........................   41,287,534
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.3%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.8%
  7,400,000   1.280%++ due 03/20/2003 ........................    7,379,477
    400,000   1.280%++ due 04/09/2003 ........................      398,606
                                                               ------------
                                                                  7,778,083
                                                               ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 6.5%
    465,000   1.235%++ due 02/12/2003 ........................      464,345
 17,200,000   1.270%++ due 03/25/2003 ........................   17,152,992
 11,000,000   1.700%++ due 01/15/2003 ........................   10,994,913
                                                               ------------
                                                                 28,612,250
                                                               ------------
              Total U.S. Government Agency
                Discount Notes
                (Cost $36,384,779) ...........................   36,390,333
                                                               ------------
COMMERCIAL PAPER -- 19.7%
  5,900,000   BP America, Inc.,
               1.320%++ due 03/05/2003 .......................    5,886,993
  5,200,000   CBA (DE) Finance,
               1.310%++ due 03/18/2003 .......................    5,186,133
  8,400,000   CDC Commercial Paper Corporation,
               1.320%++ due 03/06/2003** .....................    8,381,184
              Danske Corporation, Series A:
  4,500,000    1.310%++ due 03/18/2003 .......................    4,488,000
  1,500,000    1.325%++ due 03/05/2003 .......................    1,496,693
  6,800,000   Eksportfinans A.S.A.,
               1.250%++ due 01/02/2003** .....................    6,799,764
  1,800,000   GlaxoSmithKline Finance Plc,
               1.320%++ due 02/24/2003** .....................    1,796,436
 15,600,000   HBOS Treasury Services,
               1.330%++ due 02/11/2003 .......................   15,576,903
              Lloyds TSB Bank Plc:
  1,600,000    1.300%++ due 03/11/2003 .......................    1,596,131
  2,200,000    1.305%++ due 03/19/2003 .......................    2,194,055
  5,600,000   National Australia Funding (DE),
               1.410%++ due 01/02/2003 .......................    5,599,781
  7,900,000   Royal Bank of Scotland Plc,
               1.310%++ due 02/27/2003 .......................    7,884,030
  3,000,000   Svenska Handelsbank, Inc., Series S,
               1.330%++ due 01/31/2003 .......................    2,996,675
              UBS Finance (DE) LLC:
  4,000,000    1.310%++ due 03/06/2003 .......................    3,991,040
$ 5,600,000    1.315%++ due 03/12/2003 .......................    5,586,261
  1,100,000    1.325%++ due 03/13/2003 .......................    1,097,262
  4,700,000    1.330%++ due 03/04/2003 .......................    4,689,806
  1,000,000    1.350%++ due 03/19/2003 .......................      997,298
    300,000   Westpac Capital Corporation,
               1.335%++ due 03/26/2003 .......................      299,115
                                                               ------------
              Total Commercial Paper
                (Cost $86,537,771) ...........................   86,543,560
                                                               ------------

NUMBER OF                          EXPIRATION        STRIKE
CONTRACTS                             DATE            PRICE
---------                           ----------      --------
PUT STOCK OPTIONS PURCHASED -- 0.0% #
   (Cost $975)
         60   90 Day (EUR) Future    03/17/03         $9.6500         2,250
                                                   ----------- ------------
    SHARES
   --------
RIGHTS -- 0.0% #
  1,000,000   United Mexican States, Series B ................        3,750
  1,000,000   United Mexican States, Series C ................          550
  1,000,000   United Mexican States, Series D ................          550
  1,000,000   United Mexican States, Series E ................          550
                                                               ------------
              Total Rights
                (Cost $0) ....................................        5,400
                                                               ------------
Total Investments (Cost $522,790,619*) ........... 120.2%      $527,170,380
                                                               ------------

NUMBER OF                            EXPIRATION      STRIKE
CONTRACTS                              DATE          PRICE
---------                             ----------   --------

LIABILITY FOR CALL OPTIONS WRITTEN -- (0.3)%
         20   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& ........      10/19/04   $6.000          (184,782)
         40   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& ........      01/07/05    5.500          (268,664)
         79   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& ........      09/23/05    4.000          (136,654)
        165   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap& ........      10/07/04    4.000          (269,297)
        166   OTC 3 Month Libor/
               5 Year Treasury Interest
               Rate Swap& ........      11/12/03    3.000          (130,443)
         69   OTC 3 Month Libor/
               5 Year Treasury Interest
               Rate Swap& ........      11/12/03    3.000           (54,220)
         17   OTC 3 Month Libor/
               5 Year Treasury Interest
               Rate Swap& ........      11/12/03    3.000           (13,359)
         33   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap& ........      10/20/03    4.000           (53,110)
         14   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& ........      01/07/05    4.000           (27,290)
         14   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& ........      01/07/05    4.000           (27,290)
         74   CBT March 03/
               10 Year Note Future      02/22/03  117.000           (46,250)

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------
                                  THE GCG TRUST
                                CORE BOND SERIES

                                DECEMBER 31, 2002

NUMBER OF                          EXPIRATION       STRIKE        VALUE
CONTRACTS                             DATE          PRICE        (NOTE 1)
---------                           ---------      --------      --------

LIABILITY FOR CALL OPTIONS WRITTEN -- (CONTINUED)%
          8   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& .........  10/04/04     $   5.970    $    (73,403)
         27   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap& .........  11/10/03         5.130        (171,998)
                                                               ------------
              Total Liability For Call Options Written
                (Premiums Received $1,235,195) ...............   (1,456,760)
                                                               ------------
LIABILITY FOR PUT OPTIONS WRITTEN -- 0.2%
         20   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& .........  10/19/04         4.090         (37,302)
         27   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap& .........  11/10/03         6.130         (23,061)
          8   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& .........  10/04/04         5.970         (14,800)
         67   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& .........  01/07/05         7.000         (76,688)
         79   OTC 3 Month Libor/
               7 Year Treasury Interest
               Rate Swap& .........  09/23/05         6.000        (229,787)
        165   OTC 3 Month Libor/
               10 Year Treasury Interest
               Rate Swap& .........  10/07/04         6.000        (450,698)
         23   OTC 3 Month Libor/
               7 Year Treasury Interest
               'Rate Swap& ........  01/07/05         6.650         (32,718)
         74   CBT March 03/10 Year Note
               Future .............  02/22/03       109.000          (9,250)
                                                               ------------
              Total Liability For Put Options Written
                (Premiums Received $1,267,592) ...............     (874,304)
                                                               ------------
OTHER ASSETS AND LIABILITIES (NET) ...............    (19.7)    (86,289,392)
                                                     ------    ------------
NET ASSETS .......................................    100.0%   $438,549,924
                                                     ======    ============

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                CONTRACTS TO RECEIVE
             ---------------------------
 EXPIRATION     LOCAL        IN EXCHANGE   VALUE IN        UNREALIZED
    DATE       CURRENCY      FOR U.S. $     U.S. $        APPRECIATION
----------   --------------  -----------  -----------    -------------
02/10/2003   EUR 7,387,000   $7,518,405    $7,732,619       $214,214
                                                            --------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

               CONTRACTS TO DELIVER
            --------------------
 EXPIRATION     LOCAL        IN EXCHANGE   VALUE IN        UNREALIZED
    DATE       CURRENCY      FOR U.S. $     U.S. $        APPRECIATION
----------   --------------  -----------  -----------    -------------
02/10/2003   EUR 12,217,000  $12,204,788  $12,788,603      $(583,815)
01/17/2003   GBP 117,000         185,512      188,057         (2,545)
                                                           ---------
                                                           $(586,360)
                                                           ---------
Net Unrealized Depreciation of Forward
     Foreign Currency Exchange Contracts ..............    $(372,146)
                                                           =========

 NUMBER OF                                                      UNREALIZED
 CONTRACTS                                                     APPRECIATION
 ---------                                                     ------------


   FUTURES CONTRACTS - LONG POSITIONS
   268  German Government 10 Year Note, March 2003 .....  EUR  $    755,978
   196  Euro-Bobl 5 Year, March 2003 ...................  EUR       814,739
   333  Euro-U.S. Dollar 90 Day, December 2003 .........  EUR       731,844
    93  U.S. Treasury 10 Year Note, March 2003 .........  USD       286,131
    33  U.S. Treasury 15 Year Bond, March 2003 .........  USD        75,563
                                                               ------------
                                                               $  2,664,255
                                                               ============

                    INTEREST RATE SWAP AGREEMENTS OUTSTANDING
                              AT DECEMBER 31, 2002:

                                                                UNREALIZED
                                                   NOTIONAL    APPRECIATION/
   TYPE                                             AMOUNT    (DEPRECIATION)
 --------                                          --------  ----------------
Pay a fixed rate equal to 5.00%
   and receive a floating rate based
   on the 3-month USD-LIBOR.
   Expires 06/18/13&                          USD 2,000,000      $ (50,352)

Pay a fixed rate equal to 5.00%
   and receive a floating rate based
   on the 3-month USD-LIBOR.
   Expires 06/18/13&                          USD   900,000        (29,822)

Pay a fixed rate equal to 6.00%
   and receive a floating rate based
   on the 3-month USD-LIBOR.
   Expires 06/18/23&                          USD 8,800,000       (308,035)

Receive a fixed rate equal to 1.30%
   and pay a floating rate based
   on the 6-month JPY-LIBOR.
   Expires 09/21/11&                        JPY 685,000,000       (281,314)

Receive a fixed rate equal to 5.00%
   and pay a floating rate based
   on the 6-month GBP-LIBOR.
   Expires 03/15/17&                          GBP 3,600,000          7,119
                                                                 ---------

                                                                 $(662,404)
                                                                 =========
----------------------
  *  Aggregate cost for Federal tax purposes is $522,884,863.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  &  Illiquid security.
  #  Amount is less than 0.01%.
 ++  Annualized yield at date of purchase.
+++  Floating rate security.  Rate shown is in effect at December 31, 2002.
(c)  Principal amount of the security is adjusted for inflation.
(d)  Principal amount denoted in indicated currency.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 EUR -- Euro
                 GBP -- British Pound
                 JPY -- Japanese Yen
                 STEP -- Step Coupon Bond
                 TBA -- To Be Announced
                 USD -- United States Dollar
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------
    PORTFOLIO OF INVESTMENTS
-------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 97.0%
   BRAZIL -- 4.2%
     19,510   Aracruz Celulose S.A., ADR ..................... $    362,106
     12,000   Brasil Telecom Participacoes S.A., ADR .........      303,000
     12,458   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ......................      190,607
     29,400   Companhia Vale do Rio Doce, ADR ................      849,954
     17,393   Empresa Brasileira de Aeronautica S.A., ADR ....      276,549
     18,900   Telemig Celular Participacoes S.A., ADR ........      319,410
     19,200   Votorantim Celulose e Papel S.A., ADR ..........      315,648
                                                               ------------
                                                                  2,617,274
                                                               ------------
   CHINA -- 0.7%
  1,178,000   Yanzhou Coal Mining Company Ltd.,
               Class H .......................................      468,277
                                                               ------------
   CZECH REPUBLIC -- 0.7%
     18,800   Komercni Banka A.S., GDR .......................      430,520
                                                               ------------
   HONG KONG -- 6.8%
    396,000   Beijing Datang Power Generation
               Company Ltd., Class H .........................      128,219
    765,000   China Mobile (Hong Kong) Ltd.+ .................    1,819,707
    439,000   CNOOC Ltd. .....................................      571,382
    484,000   Denway Motors Ltd. .............................      162,919
    658,000   Giordano International Ltd. ....................      257,349
    328,000   Kingboard Chemical Holdings Ltd. ...............      239,742
  1,120,000   Legend Group Ltd. ..............................      373,411
  3,148,000   PetroChina Company Ltd., Class H ...............      625,695
    120,000   VTech Holdings Ltd. ............................       89,250
                                                               ------------
                                                                  4,267,674
                                                               ------------
   HUNGARY -- 1.2%
     16,800   MOL Magyar Olaj-es Gazipari Rt., GDR** .........      391,958
     20,400   OTP Bank Rt., GDR** ............................      401,084
                                                               ------------
                                                                    793,042
                                                               ------------
   INDIA -- 5.7%
     95,845   India Fund, Inc.***& ...........................    1,014,999
    123,700   Mahindra & Mahindra Ltd., GDR**& ...............      290,744
    127,550   Morgan Stanley India Investment
               Fund, Inc.***& ................................    1,267,847
     23,020   Ranbaxy Laboratories Ltd., GDR** ...............      284,810
     17,500   Reliance Industries Ltd., GDR** ................      217,299
     65,100   Tata Engineering and Locomotive
               Company Ltd., GDR** ...........................      219,062
     20,000   The India IT Fund Ltd.***& .....................      278,200
                                                               ------------
                                                                  3,572,961
                                                               ------------
   ISRAEL -- 3.2%
     35,510   Check Point Software Technologies Ltd.+ ........      460,565
     41,210   Teva Pharmaceutical Industries Ltd., ADR .......    1,591,118
                                                               ------------
                                                                  2,051,683
                                                               ------------
   KOREA -- 25.8%
     40,960   Daelim Industrial Company Ltd. .................      492,121
     10,850   Hite Brewery Company Ltd. ......................      449,167
     40,682   Hyosung Corporation ............................      442,472
     40,736   Kookmin Bank ...................................    1,442,529
     31,610   Korea Electric Power Corporation ...............      486,390
     43,704   KT Corporation, ADR ............................      941,821
      5,900   Keumgang Korea Chemical Company Ltd. ...........      582,016
     48,230   Poongsan Corporation ...........................      494,072
      8,210   POSCO ..........................................      816,812
     32,454   POSCO, ADR .....................................      802,587
     12,450   Samsung Electro Mechanics Company Ltd. .........      456,621
     21,094   Samsung Electronics Company Ltd. ...............    5,584,517
     16,130   Samsung Fire & Marine Insurance
               Company Ltd. ..................................      881,265
    151,840   Seoul Securities Company Ltd. ..................      542,812
      9,180   SK Telecom Company Ltd. ........................    1,772,455
                                                               ------------
                                                                 16,187,657
                                                               ------------
   LUXEMBOURG -- 0.7%
     21,900   Tenaris S.A., ADR+ .............................      420,920
                                                               ------------
   MALAYSIA -- 2.5%
     23,400   British American Tobacco (Malaysia) Berhad .....      218,607
    422,000   Courts Mammoth Berhad ..........................      327,607
    791,000   Magnum Corporation Berhad ......................      476,684
    141,500   Malayan Banking Berhad .........................      275,554
    529,000   PLUS Expressways Berhad+ .......................      299,304
                                                               ------------
                                                                  1,597,756
                                                               ------------
   MEXICO -- 10.1%
     78,801   America Movil S.A. de C.V., Class L, ADR .......    1,131,582
     15,825   Cemex S.A. de C.V., ADR ........................      340,396
     10,700   Fomento Economico Mexicano
               S.A. de C.V., ADR .............................      389,694
     28,900   Grupo Aeroportuario del Sureste
               S.A. de C.V., ADR .............................      339,575
    161,500   Grupo Financiero Banorte S.A. de C.V.,
               Class O .......................................      393,564
    958,300   Grupo Financiero BBVA Bancomer
               S.A. de C.V., Class O+ ........................      724,403
    223,800   Grupo Modelo S.A. de C.V., Series C ............      545,384
     10,911   Grupo Televisa S.A., ADR+ ......................      304,744
     39,829   Telefonos de Mexico S.A. de C.V.,
               Class L, ADR ..................................    1,273,732
    393,100   Wal-Mart de Mexico S.A. de C.V. ................      894,092
                                                               ------------
                                                                  6,337,166
                                                               ------------
   PHILIPPINES -- 0.8%
    369,500   Bank of the Philippine Islands .................      231,868
  3,085,000   SM Prime Holdings, Inc. ........................      274,492
                                                               ------------
                                                                    506,360
                                                               ------------
   POLAND -- 1.3%
     13,300   Bank Pekao S.A., GDR ...........................      325,850
     30,100   Polski Koncern Naftowy Orlen S.A., GDR .........      276,920
     60,800   Telekomunikacja Polska S.A., GDR+ ..............      203,680
                                                               ------------
                                                                    806,450
                                                               ------------
   RUSSIA -- 6.2%
     20,650   LUKOIL, ADR ....................................    1,268,752
      5,350   Mobile Telesystems, ADR ........................      198,699
     15,850   OAO Gazprom, ADR ...............................      187,030
     30,500   RAO Unified Energy System, ADR .................      393,145
     44,970   Surgutneftegaz, ADR ............................      714,348
      7,950   YUKOS, ADR .....................................    1,120,390
                                                               ------------
                                                                  3,882,364
                                                               ------------

                       See Notes to Financial Statements.

------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------
   SOUTH AFRICA -- 13.6%
      7,100   Anglo American Platinum Corporation Ltd. ....... $    261,476
    170,182   Anglo American Plc .............................    2,508,938
     64,550   Barloworld Ltd+ ................................      457,389
    642,600   FirstRand Ltd. .................................      551,194
     46,100   Gold Fields Ltd. ...............................      644,178
     27,400   Harmony Gold Mining Company Ltd. ...............      469,411
      8,300   Impala Platinum Holdings Ltd. ..................      527,182
     66,900   Liberty Group Ltd. .............................      426,091
     33,400   Nedcor Ltd. ....................................      432,460
    409,500   Old Mutual Plc .................................      575,078
     26,263   Sappi Ltd. .....................................      350,458
     60,702   Sasol Ltd. .....................................      742,811
    170,000   Standard Bank Group Ltd. .......................      597,341
                                                               ------------
                                                                  8,544,007
                                                               ------------
   TAIWAN -- 11.2%
    231,000   Asustek Computer, Inc. .........................      405,263
    285,057   Cathay Financial Holding Company Ltd.+ .........      302,519
    824,926   Chinatrust Financial Holding Company Ltd.+ .....      671,423
  1,020,460   Formosa Chemicals & Fibre Corporation ..........    1,080,037
    905,000   Fubon Financial Holding Company Ltd.+ ..........      718,377
    302,950   Hon Hai Precision Industry Company Ltd. ........    1,045,555
    464,000   Phoenixtec Power Company Ltd. ..................      350,969
    324,838   President Chain Store Corporation ..............      490,480
     46,762   Sunplus Technology Company Ltd.** ..............      174,834
    856,900   Taiwan Semiconductor Manufacturing
               Company Ltd.+ .................................    1,049,868
  1,219,200   United Microelectronics Corporation+ ...........      739,864
                                                               ------------
                                                                  7,029,189
                                                               ------------
   THAILAND -- 0.9%
  1,307,200   Ratchaburi Electricity Generating
               Holding Public Company Ltd. ...................      548,963
                                                               ------------
   TURKEY -- 1.4%
 58,610,000   Aksigorta A.S. .................................      164,179
 26,373,000   Arcelik A.S. ...................................      206,535
 74,590,000   Hurriyet Gazetecilik ve Matbaacilik A.S. .......      195,462
 16,231,000   Koc Holding A.S. ...............................      168,665
 58,610,000   Turkiye Is Bankasi, Class C ....................      153,586
                                                               ------------
                                                                    888,427
                                                               ------------
              Total Common Stocks
                (Cost $65,104,605) ...........................   60,950,690
                                                               ------------
PREFERRED STOCKS -- 2.8%
   BRAZIL -- 2.8%
  7,453,600   Banco Itau S.A. ................................      361,097
     38,095   Companhia de Bebidas das Americas, ADR .........      592,758
 36,044,000   Gerdau S.A. ....................................      351,273
     32,900   Petroleo Brasileiro S.A., ADR ..................      440,860
                                                               ------------
                                                                  1,745,988
                                                               ------------
              Total Preferred Stocks
                (Cost $1,895,685) ............................    1,745,988
                                                               ------------
TOTAL INVESTMENTS (COST $67,000,290*) ..............   99.8%   $ 62,696,678
OTHER ASSETS AND LIABILITIES (NET) .................    0.2         124,029
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $ 62,820,707
                                                      ======   ============

----------------------
  *  Aggregate cost for Federal tax purposes is $75,016,411.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***  Closed end fund.
  &  Illiquid security.
  +  Non-income producing security.

--------------------------------------------------------------------------------
                             GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 GDR --  Global Depository Receipt
--------------------------------------------------------------------------------

The industry classification of the Developing World Series at December 31, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
------------------------           ----------       --------
Aerospace/Defense ..................   0.4%        $   276,549
Airlines ...........................   0.5             339,575
Apparel & Textiles .................   0.3             217,299
Automotive .........................   1.1             672,725
Banks ..............................   8.5           5,323,313
Broadcast, Radio and Television ....   0.8             500,206
Building/Construction ..............   0.8             492,121
Chemicals ..........................   2.1           1,319,779
ComputerIndustry ...................   3.6           2,284,794
Consumer Products ..................   0.5             307,856
Diversified Operations .............   1.0             626,054
Electronics ........................   9.8           6,169,356
Financial Services .................   3.5           2,211,973
Food andBeverages ..................   3.1           1,977,004
Insurance ..........................   4.9           3,067,508
Leisure and Entertainment ..........   0.8             476,684
Manufacturing ......................   5.1           3,190,818
Metals/Mining ......................  10.5           6,574,763
Mutual Funds .......................   4.1           2,561,046
Oil and Gas ........................  10.8           6,761,066
Paper and Forest Products ..........   1.6           1,028,211
Pharmaceuticals ....................   3.0           1,875,928
RealEstate .........................   0.4             274,492
Retail .............................   3.4           2,160,135
Semiconductors .....................   1.9           1,224,701
Services ...........................   1.2             739,865
Telecommunications .................  12.8           7,964,086
Transportation .....................   0.5             299,304
Utilities ..........................   2.8           1,779,467
                                    ------         -----------
TOTAL INVESTMENTS ..................  99.8%        $62,696,678
OTHER ASSETS AND LIABILITIES (NET) .   0.2            124,029
                                    ------         -----------
NET ASSETS ......................... 100.0%        $62,820,707
                                    ======         ===========

                       See Notes to Financial Statements.

-------------------------------------
    PORTFOLIO OF INVESTMENTS
-------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     --------                                                   --------

COMMON STOCKS -- 98.6%
   ADVERTISING -- 1.7%
     15,600   Getty Images, Inc.+ ............................ $    476,580
     13,700   Lamar Advertising Company+ .....................      461,005
      9,400   Omnicom Group, Inc. ............................      607,240
                                                               ------------
                                                                  1,544,825
                                                               ------------
   AEROSPACE/DEFENSE -- 0.4%
      2,200   Goodrich Corporation ...........................       40,304
      3,767   Northrop Grumman Corporation ...................      365,399
                                                               ------------
                                                                    405,703
                                                               ------------
   AIRLINES -- 0.6%
     15,100   Delta Air Lines, Inc. ..........................      182,710
     22,400   Northwest Airlines Corporation+ ................      164,416
      4,400   Ryanair Holdings Plc, ADR+ .....................      172,304
                                                               ------------
                                                                    519,430
                                                               ------------
   APPAREL AND TEXTILES -- 0.3%
      3,800   Mohawk Industries, Inc.+ .......................      216,410
     10,400   Tropical Sportswear International
               Corporation+ ..................................       93,288
                                                               ------------
                                                                    309,698
                                                               ------------
   AUTOMOTIVE -- 1.5%
      8,000   American Axle & Manufacturing Holdings,
               Inc.+ .........................................      187,360
      5,700   AutoZone, Inc.+ ................................      402,705
     16,600   Keystone Automotive Industries, Inc.+ ..........      249,332
      3,600   Monro Muffler Brake, Inc.+ .....................       60,840
      8,400   Polaris Industries, Inc. .......................      492,240
                                                               ------------
                                                                  1,392,477
                                                               ------------
   BANKS -- 5.5%
      3,600   Astoria Financial Corporation ..................       97,740
     14,900   Banknorth Group, Inc. ..........................      336,740
      1,900   City National Corporation ......................       83,581
     17,500   Commerce Bancorp, Inc. .........................      755,825
     24,000   Huntington Bancshares, Inc. ....................      449,040
      9,300   M&T Bank Corporation ...........................      737,955
      2,600   Mercantile Bankshares Corporation ..............      100,334
     25,700   SouthTrust Corporation .........................      638,645
     62,500   Sovereign Bancorp, Inc. ........................      878,125
     49,900   Synovus Financial Corporation ..................      968,060
                                                               ------------
                                                                  5,046,045
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 3.3%
      4,100   Belo Corporation, Class A ......................       87,412
      4,300   Cablevision Systems New York Group,
               Class A+ ......................................       71,982
      9,800   Clear Channel Communications, Inc.+ ............      365,442
      8,600   Comcast Corporation, Special Class A+ ..........      194,274
      3,500   Emmis Communications Corporation,
               Class A+ ......................................       72,905
     26,900   Fox Entertainment Group, Inc., Class A+ ........      697,517
      8,700   Radio One, Inc., Class D+ ......................      125,541
      9,400   Scripps (E.W.) Company, Class A ................      723,330
     13,700   Univision Communications, Inc., Class A+ .......      335,650
     23,000   Vivendi Universal S.A., ADR ....................      369,610
                                                               ------------
                                                                  3,043,663
                                                               ------------
   BUILDING/CONSTRUCTION -- 2.3%
     13,600   Centex Corporation .............................      682,720
     23,100   D.R. Horton, Inc. ..............................      400,785
      1,400   Lennar Corporation .............................       72,240
     19,700   Masco Corporation ..............................      414,685
      3,900   Ryland Group, Inc. .............................      130,065
     11,100   Standard-Pacific Corporation ...................      274,725
      3,600   Winnebago Industries, Inc. .....................      141,228
                                                               ------------
                                                                  2,116,448
                                                               ------------
   CHEMICALS -- 3.3%
     15,900   Cytec Industries, Inc.+ ........................      433,752
     11,500   Engelhard Corporation ..........................      257,025
     10,600   Ferro Corporation ..............................      258,958
      9,700   Georgia Gulf Corporation .......................      224,458
     59,300   Lyondell Chemical Company ......................      749,552
     56,500   Millennium Chemicals, Inc. .....................      537,880
     14,800   PolyOne Corporation ............................       58,016
      9,600   PPG Industries, Inc. ...........................      481,440
                                                               ------------
                                                                  3,001,081
                                                               ------------
   COMPUTER INDUSTRY -- 5.9%
      7,500   Activision, Inc.+ ..............................      109,425
     26,600   Adobe Systems, Inc. ............................      662,606
     28,000   Apple Computer, Inc.+ ..........................      401,240
     13,400   Ceridian Corporation+ ..........................      193,228
     24,900   Citrix Systems, Inc.+ ..........................      306,768
     48,000   Compuware Corporation+ .........................      230,400
      3,200   Diebold, Inc. ..................................      131,904
      5,600   Ingram Micro, Inc., Class A+ ...................       69,160
     17,300   Macromedia, Inc.+ ..............................      184,245
      3,200   NetScreen Technologies, Inc.+ ..................       53,888
     18,900   Network Associates, Inc.+ ......................      304,101
     27,900   Quest Software, Inc.+ ..........................      287,649
      2,900   RadiSys Corporation+ ...........................       23,142
     30,600   Rational Software Corporation+ .................      317,934
      9,700   Reynolds & Reynolds Company, Class A ...........      247,059
      9,200   Storage Technology Corporation+ ................      197,064
      5,700   Symantec Corporation+ ..........................      230,565
      3,900   Take-Two Interactive Software, Inc.+ ...........       91,611
     28,900   Tech Data Corporation+ .........................      779,144
      5,300   VERITAS Software Corporation+ ..................       82,786
     31,900   Yahoo!, Inc.+ ..................................      521,565
                                                               ------------
                                                                  5,425,484
                                                               ------------
   CONSUMER PRODUCTS -- 3.0%
     11,300   Avery Dennison Corporation .....................      690,204
        800   Avon Products, Inc. ............................       43,096
     13,500   Black & Decker Corporation .....................      579,015
      2,800   Maytag Corporation .............................       79,800
     18,300   Snap-on, Inc. ..................................      514,413
     15,700   UST, Inc. ......................................      524,851
      6,000   Whirlpool Corporation ..........................      313,320
                                                               ------------
                                                                  2,744,699
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     --------                                                   --------

COMMON STOCKS -- (CONTINUED)
   ELECTRONICS -- 4.0%
      6,200   Amphenol Corporation, Class A+ .................   $  235,600
     11,100   Arrow Electronics, Inc.+ .......................      141,969
     53,800   Avnet, Inc.+ ...................................      582,654
      6,200   International Game Technology+ .................      470,704
     14,700   Millipore Corporation+ .........................      499,800
     14,500   Parker-Hannifin Corporation ....................      668,885
      2,000   PerkinElmer, Inc. ..............................       16,500
     13,100   Polycom, Inc.+ .................................      124,712
     38,550   Symbol Technologies, Inc. ......................      316,881
     20,300   Thermo Electron Corporation+ ...................      408,436
     11,200   Vishay Intertechnology, Inc.+ ..................      125,216
      4,200   Waters Corporation+ ............................       91,476
                                                               ------------
                                                                  3,682,833
                                                               ------------
   FINANCIAL SERVICES -- 4.7%
      3,700   Bear Stearns Companies, Inc. ...................      219,780
      1,800   Dun & Bradstreet Corporation+ ..................       62,082
     26,800   Equifax, Inc. ..................................      620,152
     13,100   Federated Investors, Inc., Class B .............      332,347
      3,900   GreenPoint  Financial Corporation ..............      176,202
      6,500   Lehman Brothers Holdings, Inc. .................      346,385
     20,350   MBIA, Inc. .....................................      892,551
      2,100   MBNA Corporation ...............................       39,942
      9,500   National Commerce Financial Corporation ........      226,575
     11,500   National Processing, Inc.+ .....................      184,575
      2,900   SLM Corporation ................................      301,194
     26,400   Stilwell Financial, Inc. .......................      345,048
      2,400   SunGard Data Systems, Inc.+ ....................       56,544
      3,800   T. Rowe Price Group, Inc. ......................      103,664
     18,400   Waddell & Reed Financial, Inc., Class A ........      361,928
                                                               ------------
                                                                  4,268,969
                                                               ------------
   FOOD AND BEVERAGES -- 2.2%
     12,200   Coca-Cola Enterprises, Inc. ....................      264,984
     28,638   Dean Foods Company+ ............................    1,062,470
      3,200   McCormick & Company, Inc. ......................       74,240
     13,300   Pepsi Bottling Group, Inc. .....................      341,810
     11,900   Tyson Foods, Inc., Class A .....................      133,518
      2,600   Wrigley (Wm.) Jr. Company ......................      142,688
                                                               ------------
                                                                  2,019,710
                                                               ------------
   HEALTH CARE -- 7.2%
     17,875   Anthem, Inc.+ ..................................    1,124,337
     17,950   Biomet, Inc. ...................................      514,447
     26,000   Community Health Systems, Inc.+ ................      535,340
      5,300   DENTSPLY International, Inc. ...................      197,367
     20,500   Health Management Associates, Inc., Class A ....      366,950
      8,100   LifePoint Hospitals, Inc.+ .....................      242,441
     20,600   McKesson Corporation ...........................      556,818
     30,200   St. Jude Medical, Inc.+ ........................    1,199,544
      7,700   Triad Hospitals, Inc.+ .........................      229,691
     10,800   Universal Health Services, Inc., Class B+ ......      487,080
     12,700   Varian Medical Systems, Inc.+ ..................      629,920
      6,300   WellPoint Health Networks, Inc.+ ...............      448,308
                                                               ------------
                                                                  6,532,243
                                                               ------------
   HOTELS/RESORTS -- 0.4%
      5,000   Harrah's Entertainment, Inc.+ ..................      198,000
      1,200   Marriott International, Inc., Class A ..........       39,444
      3,100   MGM Mirage+ ....................................      102,207
                                                               ------------
                                                                    339,651
                                                               ------------
   INSURANCE -- 3.9%
      2,600   Allmerica Financial Corporation ................       26,260
      4,600   Ambac Financial Group, Inc. ....................      258,704
        240   Berkshire Hathaway, Inc., Class B+ .............      581,520
      7,200   Cincinnati Financial Corporation ...............      270,360
      7,700   Hartford Financial Services Group, Inc. ........      349,811
     16,700   HCC Insurance Holdings, Inc. ...................      410,820
     15,800   Old Republic International Corporation .........      442,400
     21,300   Radian Group, Inc. .............................      791,295
     12,900   St. Paul Companies, Inc. .......................      439,245
                                                               ------------
                                                                  3,570,415
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 0.1%
      3,400   Argosy Gaming Company+ .........................       64,362
                                                               ------------
   MANUFACTURED HOUSING -- 0.2%
     18,400   Fleetwood Enterprises, Inc.+ ...................      144,440
                                                               ------------
   MANUFACTURING -- 5.1%
     20,000   AGCO Corporation+ ..............................      442,000
      2,300   Albany International Corporation, Class A ......       47,518
      5,900   American Standard Companies, Inc.+ .............      419,726
      1,700   Danaher Corporation ............................      111,690
      2,900   Eaton Corporation ..............................      226,519
     26,800   Furniture Brands International, Inc.+ ..........      639,180
      3,900   Kennametal, Inc. ...............................      134,472
     23,300   Leggett & Platt, Inc. ..........................      522,852
      1,000   NACCO Industries, Inc., Class A ................       43,770
      8,900   Owens-Illinois, Inc.+ ..........................      129,762
     11,200   Packaging Corporation of America+ ..............      204,288
     54,100   Pactiv Corporation+ ............................    1,182,626
     16,400   Pentair, Inc. ..................................      566,620
      1,100   Precision Castparts Corporation ................       26,675
                                                               ------------
                                                                  4,697,698
                                                               ------------
   METALS/MINING -- 1.6%
     15,600   Alcan, Inc. ....................................      460,512
      5,500   Century Aluminum Company .......................       40,755
     33,600   Freeport-McMoRan Copper & Gold, Inc.,
               Class B+ ......................................      563,808
     13,200   Goldcorp, Inc. .................................      167,904
      7,900   Phelps Dodge Corporation+ ......................      250,035
                                                               ------------
                                                                  1,483,014
                                                               ------------
   MUTUAL FUNDS -- 0.6%
     10,400   iShares Russell MidCap Index ...................      505,752
                                                               ------------
   OIL AND GAS -- 9.5%
      7,900   Apache Corporation .............................      450,221
      4,700   Baker Hughes, Inc. .............................      151,293
      7,200   BJ Services Company+ ...........................      232,632
     10,600   Burlington Resources, Inc. .....................      452,090
      8,400   Devon Energy Corporation .......................      385,560
     15,200   ENSCO International, Inc. ......................      447,640
     21,500   Equitable Resources, Inc. ......................      753,360
     10,900   Grant Prideco, Inc.+ ...........................      126,876
     22,900   KeySpan Corporation ............................      806,996
      1,327   Kinder Morgan Management, LLC+ .................       41,920
     18,200   Kinder Morgan, Inc. ............................      769,314
      2,700   National-Oilwell, Inc.+ ........................       58,968
      9,900   Noble Corporation+ .............................      347,985
      8,000   Ocean Energy, Inc. .............................      159,760
     12,900   Pioneer Natural Resources Company+ .............      325,725
     19,700   Praxair, Inc. ..................................    1,138,069
      8,600   Rowan Companies, Inc. ..........................      195,220
      9,000   Smith International, Inc.+ .....................      293,580

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     --------                                                   --------

COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
     25,500   Suncor Energy, Inc. ............................ $    399,585
      6,300   Talisman Energy, Inc. ..........................      227,871
     12,900   Valero Energy Corporation ......................      476,526
     11,900   Weatherford International Ltd.+ ................      475,167
                                                               ------------
                                                                  8,716,358
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.3%
     11,700   Delta and Pine Land Company ....................      238,797
      1,300   Temple-Inland, Inc. ............................       58,253
                                                               ------------
                                                                    297,050
                                                               ------------
   PHARMACEUTICALS -- 3.7%
      6,600   Accredo Health, Inc.+ ..........................      232,650
      5,400   Barr Laboratories, Inc.+ .......................      351,486
     11,100   Biogen, Inc.+ ..................................      444,666
      6,600   Cephalon, Inc.+ ................................      321,209
      7,200   Charles River Laboratories International,
               Inc.+ .........................................      277,056
     26,600   Gilead Sciences, Inc.+ .........................      904,400
      7,500   IDEC Pharmaceuticals Corporation+ ..............      248,775
        500   Invitrogen Corporation+ ........................       15,665
     13,900   King Pharmaceuticals, Inc.+ ....................      238,941
      7,900   MedImmune, Inc.+ ...............................      214,643
      7,000   Shire Pharmaceuticals Group Plc, ADR+ ..........      132,230
                                                               ------------
                                                                  3,381,721
                                                               ------------
   PRINTING/PUBLISHING -- 0.4%
     10,400   Banta Corporation ..............................      325,208
                                                               ------------
   REAL ESTATE -- 0.3%
     13,900   Catellus Development Corporation+ ..............      275,915
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 3.8%
     23,400   Apartment Investment & Management
               Company, Class A ..............................      877,032
     27,000   Duke Realty Corporation ........................      687,150
     16,900   Equity Residential .............................      415,402
      4,600   General Growth Properties, Inc. ................      239,200
     11,100   ProLogis .......................................      279,165
     11,500   Public Storage, Inc. ...........................      371,565
     10,500   Reckson Associates Realty Corporation ..........      221,025
      3,000   Simon Property Group, Inc. .....................      102,210
      7,700   Vornado Realty Trust ...........................      286,440
                                                               ------------
                                                                  3,479,189
                                                               ------------
   RESTAURANTS -- 1.0%
     10,200   Darden Restaurants, Inc. .......................      208,590
     21,600   Wendy's International, Inc. ....................      584,712
      6,200   Yum! Brands, Inc.+ .............................      150,164
                                                               ------------
                                                                    943,466
                                                               ------------
   RETAIL -- 6.5%
      7,300   Aeropostale, Inc.+ .............................       77,161
      4,400   American Eagle Outfitters, Inc.+ ...............       60,632
      7,500   Best Buy Company, Inc.+ ........................      181,125
     18,900   Big Lots, Inc.+ ................................      250,047
     18,200   Borders Group, Inc.+ ...........................      293,020
      4,300   Circuit City Stores, Inc. ......................       31,906
     23,500   CVS Corporation ................................      586,795
      4,300   Dollar Tree Stores, Inc.+ ......................      105,651
      9,100   Fastenal Company ...............................      340,249
     11,500   Gap, Inc. ......................................      178,480
      9,300   Grainger (W.W.), Inc. ..........................      479,415
     44,600   Limited, Inc. ..................................      621,278
      3,100   Lithia Motors, Inc., Class A+ ..................       48,639
      7,000   Michaels Stores, Inc.+ .........................      219,100
      2,300   Nordstrom, Inc. ................................       43,631
     34,800   Office Depot, Inc.+ ............................      513,648
     12,700   PETCO Animal Supplies, Inc.+ ...................      297,675
     25,500   PETsMART, Inc.+ ................................      436,815
     21,700   Saks, Inc.+ ....................................      254,758
     21,300   SCP Pool Corporation+ ..........................      621,960
     12,100   Too, Inc.+ .....................................      284,592
                                                               ------------
                                                                  5,926,577
                                                               ------------
   SEMICONDUCTORS -- 2.4%
     14,800   Advanced Micro Devices, Inc.+ ..................       95,608
     74,900   Agere Systems, Inc., Class A+ ..................      107,856
      2,000   Altera Corporation+ ............................       24,680
     24,000   Broadcom Corporation, Class A+ .................      361,440
      2,300   DuPont Photomasks, Inc.+ .......................       53,475
     14,600   Fairchild Semiconductor Corporation,
               Class A+ ......................................      156,366
      4,400   Integrated Device Technology, Inc.+ ............       36,828
     11,100   Intersil Corporation, Class A+ .................      154,734
     16,200   KLA-Tencor Corporation+ ........................      572,994
      5,900   Lam Research Corporation+ ......................       63,720
      3,600   Micrel, Inc.+ ..................................       32,328
     10,200   Micron Technology, Inc.+ .......................       99,348
     11,400   National Semiconductor Corporation+ ............      171,114
      4,400   NVIDIA Corporation+ ............................       50,644
      1,200   QLogic Corporation+ ............................       41,412
      6,600   Silicon Laboratories, Inc.+ ....................      125,928
      6,600   Teradyne, Inc.+ ................................       85,866
                                                               ------------
                                                                  2,234,341
                                                               ------------
   SERVICES -- 2.8%
     19,500   Cadence Design Systems, Inc.+ ..................      229,905
      1,533   ChoicePoint, Inc.+ .............................       60,538
      8,900   Fluor Corporation ..............................      249,200
     32,200   IKON Office Solutions, Inc. ....................      230,230
     29,098   InterCept, Inc.+ ...............................      492,659
     11,800   Labor Ready, Inc.+ .............................       75,756
     20,000   Manpower, Inc. .................................      638,000
     16,800   Robert Half International, Inc.+ ...............      270,648
     11,900   Sabre Holdings Corporation+ ....................      215,509
      6,000   TMP Worldwide, Inc.+ ...........................       67,860
                                                               ------------
                                                                  2,530,305
                                                               ------------
   TELECOMMUNICATIONS -- 2.0%
     11,600   American Tower Corporation, Class A+ ...........       40,948
      2,300   CenturyTel, Inc. ...............................       67,574
     73,300   Citizens Communications Company+ ...............      773,315
     33,900   Comverse Technology, Inc.+ .....................      339,678
      5,200   Harris Corporation .............................      136,760
     87,100   Qwest Communications International, Inc.+ ......      435,500
                                                               ------------
                                                                  1,793,775
                                                               ------------
   TRANSPORTATION -- 0.7%
      9,000   CSX Corporation ................................      254,790
     32,800   Kansas City Southern+ ..........................      393,600
                                                               ------------
                                                                    648,390
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     --------                                                   --------

COMMON STOCKS -- (CONTINUED)
   UTILITIES -- 6.6%
     23,100   Ameren Corporation ............................. $    960,267
     15,500   Cinergy Corporation ............................      522,660
      4,600   Dominion Resources, Inc. .......................      252,540
      3,500   DPL, Inc. ......................................       53,690
     10,100   DTE Energy Company .............................      468,640
      9,400   Entergy Corporation ............................      428,546
     30,200   FirstEnergy Corporation ........................      995,694
     20,800   NiSource, Inc. .................................      416,000
     38,400   Northeast Utilities ............................      582,528
      2,325   Philadelphia Suburban Corporation ..............       47,895
     13,000   SCANA Corporation ..............................      402,480
     33,000   Sempra Energy ..................................      780,450
     12,700   Westar Energy, Inc. ............................      125,730
                                                               ------------
                                                                  6,037,120
                                                               ------------
   WASTE MANAGEMENT -- 0.8%
     22,700   Allied Waste Industries, Inc.+ .................      227,000
     24,100   Republic Services, Inc.+ .......................      505,618
                                                               ------------
                                                                    732,618
                                                               ------------
              Total Common Stocks
                (Cost $99,792,437) ...........................   90,180,673
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
U.S. TREASURY BILL -- 0.1%
   (Cost $99,964)
   $100,000   1.619%++ due 01/09/2003 ........................       99,975
                                                               ------------
TOTAL INVESTMENTS (COST $99,892,401*) ..............   98.7%   $ 90,280,648
OTHER ASSETS AND LIABILITIES (NET) .................    1.3       1,143,253
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $ 91,423,901
                                                      ======   ============

----------------------
  *  Aggregate cost for Federal tax purposes is $100,264,610.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 93.0%
   AEROSPACE/DEFENSE -- 2.4%
        475   General Dynamics Corporation ................... $     37,701
      1,275   Lockheed Martin Corporation ....................       73,631
        800   United Technologies Corporation ................       49,552
                                                               ------------
                                                                    160,884
                                                               ------------
   AUTOMOTIVE -- 0.5%
        700   Harley-Davidson, Inc. ..........................       32,340
                                                               ------------
   BANKS -- 0.9%
        725   Bank of New York Company, Inc. .................       17,371
        750   Fifth Third Bancorp ............................       43,912
                                                               ------------
                                                                     61,283
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.5%
        600   Clear Channel Communications, Inc.+ ............       22,374
        600   Gannett Company, Inc. ..........................       43,080
      2,100   Univision Communications, Inc., Class A+ .......       51,450
      1,375   Viacom, Inc., Class B+ .........................       56,045
                                                               ------------
                                                                    172,949
                                                               ------------
   COMPUTER INDUSTRY -- 15.7%
        500   Adobe Systems, Inc. ............................       12,455
      9,350   Cisco Systems, Inc.+ ...........................      122,485
      4,125   Dell Computer Corporation+ .....................      110,302
        425   Electronic Arts, Inc.+ .........................       21,152
      2,075   EMC Corporation+ ...............................       12,741
      1,700   Hewlett-Packard Company ........................       29,512
      8,925   Intel Corporation ..............................      138,962
      1,275   International Business Machines
               Corporation ...................................       98,813
      7,900   Microsoft Corporation+ .........................      408,430
      7,000   Oracle Corporation+ ............................       75,600
        450   PeopleSoft, Inc.+ ..............................        8,235
        400   Symantec Corporation+ ..........................       16,180
      1,050   VERITAS Software Corporation+ ..................       16,401
                                                               ------------
                                                                  1,071,268
                                                               ------------
   CONSUMER PRODUCTS -- 4.6%
        575   Alberto-Culver Company, Class B ................       28,980
        775   Colgate-Palmolive Company ......................       40,633
        925   Gillette Company ...............................       28,083
      1,200   Philip Morris Companies, Inc. ..................       48,636
      1,950   Procter & Gamble Company .......................      167,583
                                                               ------------
                                                                    313,915
                                                               ------------
   ELECTRONICS -- 0.3%
      1,015   Jabil Circuit, Inc.+ ...........................       18,189
                                                               ------------
   FINANCIAL SERVICES -- 10.0%
      2,000   American Express Company .......................       70,700
      1,225   Charles Schwab Corporation .....................       13,291
      5,250   Citigroup, Inc. ................................      184,748
      1,200   First Data Corporation .........................       42,492
      4,425   Freddie Mac ....................................      261,296
        900   Goldman Sachs Group, Inc. ......................       61,290
        670   SunGard Data Systems, Inc.+ ....................       15,785
        700   Wells Fargo & Company ..........................       32,809
                                                               ------------
                                                                    682,411
                                                               ------------
   FOOD AND BEVERAGES -- 5.7%
      1,150   Anheuser-Busch Companies, Inc. .................       55,660
      3,050   Coca-Cola Company ..............................      133,651
        300   Coca-Cola Enterprises, Inc. ....................        6,516
      1,500   Kraft Foods, Inc., Class A .....................       58,395
      2,500   PepsiCo, Inc. ..................................      105,550
      1,050   Sysco Corporation ..............................       31,279
                                                               ------------
                                                                    391,051
                                                               ------------
   HEALTH CARE -- 3.8%
      1,175   HCA, Inc. ......................................       48,763
      2,275   Medtronic, Inc. ................................      103,740
      1,250   UnitedHealth Group, Inc. .......................      104,375
                                                               ------------
                                                                    256,878
                                                               ------------
   INSURANCE -- 2.6%
      3,050   American International Group, Inc. .............      176,443
                                                               ------------
   MANUFACTURING -- 5.9%
        650   3M Company .....................................       80,145
     13,275   General Electric Company .......................      323,246
                                                               ------------
                                                                    403,391
                                                               ------------
   OIL AND GAS -- 4.5%
      2,575   Baker Hughes, Inc. .............................       82,889
      1,325   BJ Services Company+ ...........................       42,811
      4,775   Exxon Mobil Corporation ........................      166,839
        400   Smith International, Inc.+ .....................       13,048
                                                               ------------
                                                                    305,587
                                                               ------------
   PHARMACEUTICALS -- 18.1%
      2,150   Abbott Laboratories ............................       86,000
        775   AmerisourceBergen Corporation ..................       42,090
      2,425   Amgen, Inc.+ ...................................      117,225
      1,475   Bristol-Myers Squibb Company ...................       34,146
        375   Cardinal Health, Inc. ..........................       22,196
        375   Celgene Corporation+ ...........................        8,051
      1,325   Eli Lilly and Company ..........................       84,138
        275   Gilead Sciences, Inc.+ .........................        9,350
      4,875   Johnson & Johnson ..............................      261,836
      2,075   Merck & Company, Inc. ..........................      117,466
      9,450   Pfizer, Inc. ...................................      288,887
      2,050   Pharmacia Corporation ..........................       85,690
      2,025   Wyeth ..........................................       75,735
                                                               ------------
                                                                  1,232,810
                                                               ------------
   RESTAURANTS -- 0.6%
        375   Wendy's International, Inc. ....................       10,151
      1,200   Yum! Brands, Inc.+ .............................       29,064
                                                               ------------
                                                                     39,215
                                                               ------------
   RETAIL -- 8.5%
        850   Bed Bath & Beyond, Inc.+ .......................       29,350
        375   Costco Wholesale Corporation+ ..................       10,522
      1,625   Dollar General Corporation .....................       19,419
        700   Dollar Tree Stores, Inc.+ ......................       17,199
      2,840   Home Depot, Inc. ...............................       68,046
        725   Kohl's Corporation+ ............................       40,564
      1,325   Limited, Inc. ..................................       18,457
      1,075   Lowe's Companies, Inc. .........................       40,312
        700   Target Corporation .............................       21,000
        725   Tiffany & Company ..............................       17,335
      1,375   TJX Companies, Inc. ............................       26,840
      4,450   Wal-Mart Stores, Inc. ..........................      224,770
      1,450   Walgreen Company ...............................       42,326
                                                               ------------
                                                                    576,140
                                                               ------------

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                              EQUITY GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   SCHOOLS -- 0.4%
        550   Apollo Group, Inc., Class A+ ................... $     24,200
                                                               ------------
   SEMICONDUCTORS -- 2.7%
      2,800   Applied Materials, Inc.+ .......................       36,484
      1,000   Linear Technology Corporation ..................       25,720
        725   Maxim Integrated Products, Inc. ................       23,954
        800   Microchip Technology, Inc. .....................       19,560
        725   Novellus Systems, Inc.+ ........................       20,358
      2,600   Texas Instruments, Inc. ........................       39,026
      1,075   Xilinx, Inc.+ ..................................       22,145
                                                               ------------
                                                                    187,247
                                                               ------------
   SERVICES -- 1.1%
        900   Automatic Data Processing, Inc. ................       35,325
        800   Weight Watchers International, Inc.+ ...........       36,776
                                                               ------------
                                                                     72,101
                                                               ------------
   TELECOMMUNICATIONS -- 2.2%
      1,400   AT&T Wireless Services, Inc.+ ..................        7,910
      1,275   Motorola, Inc. .................................       11,029
        825   Nextel Communications, Inc., Class A+ ..........        9,529
      1,100   QUALCOMM, Inc.+ ................................       40,029
      2,100   Verizon Communications, Inc. ...................       81,375
                                                               ------------
                                                                    149,872
                                                               ------------
              Total Common Stocks
                (Cost $6,482,972) ............................    6,328,174
                                                               ------------
TOTAL INVESTMENTS (COST $6,482,972*) ................  93.0%   $  6,328,174
OTHER ASSETS AND LIABILITIES (NET) ..................   7.0         473,731
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $  6,801,905
                                                      ======   ============

----------------------
  *  Aggregate cost for Federal tax purposes is $6,922,379.
  +  Non-income producing security.

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS
----------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 95.9%
   AEROSPACE/DEFENSE -- 2.2%
     46,900   Lockheed Martin Corporation .................... $  2,708,475
     76,500   Raytheon Company ...............................    2,352,375
    180,800   Rockwell Collins, Inc. .........................    4,205,408
                                                               ------------
                                                                  9,266,258
                                                               ------------
   AUTOMOTIVE -- 1.1%
    144,600   Ford Motor Company(e) ..........................    1,344,780
    100,400   Genuine Parts Company ..........................    3,092,320
                                                               ------------
                                                                  4,437,100
                                                               ------------
   BANKS -- 6.1%
     60,300   Bank of America Corporation ....................    4,195,071
    170,700   Bank One Corporation ...........................    6,239,085
    205,461   FleetBoston Financial Corporation ..............    4,992,702
    170,300   Mellon Financial Corporation ...................    4,446,533
     72,100   Mercantile Bankshares Corporation ..............    2,782,339
     77,800   National City Corporation ......................    2,125,496
     20,900   Northern Trust Corporation .....................      732,545
                                                               ------------
                                                                 25,513,771
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.1%
    370,800   AOL Time Warner, Inc.+ .........................    4,857,480
    164,143   Comcast Corporation, Class A+(e) ...............    3,868,851
                                                               ------------
                                                                  8,726,331
                                                               ------------
   CHEMICALS -- 4.2%
    147,700   Dow Chemical Company ...........................    4,386,690
    122,600   Du Pont (E.I.) de Nemours and Company ..........    5,198,240
    114,900   Great Lakes Chemical Corporation ...............    2,743,812
    199,900   Hercules, Inc.+ ................................    1,759,120
     97,300   International Flavors & Fragrances, Inc. .......    3,415,230
                                                               ------------
                                                                 17,503,092
                                                               ------------
   COMPUTER INDUSTRY -- 2.3%
    126,500   Cisco Systems, Inc.+ ...........................    1,657,150
    285,738   Hewlett-Packard Company ........................    4,960,412
     55,300   Microsoft Corporation+ .........................    2,859,010
                                                               ------------
                                                                  9,476,572
                                                               ------------
   CONSUMER PRODUCTS -- 6.0%
     42,100   Black & Decker Corporation .....................    1,805,669
     75,400   Clorox Company .................................    3,110,250
     84,000   Fortune Brands, Inc. ...........................    3,906,840
    122,800   Gillette Company ...............................    3,728,208
    216,600   Hasbro, Inc. ...................................    2,501,730
     84,400   Kimberly-Clark Corporation .....................    4,006,468
     52,800   Philip Morris Companies, Inc. ..................    2,139,984
    114,200   UST, Inc.(e) ...................................    3,817,706
                                                               ------------
                                                                 25,016,855
                                                               ------------
   ELECTRONICS -- 2.9%
    132,000   Eastman Kodak Company(e) .......................    4,625,280
     41,800   Emerson Electric Company .......................    2,125,530
     83,200   Hubbell, Inc., Class B .........................    2,923,648
    118,800   Rockwell Automation, Inc. ......................    2,460,348
                                                               ------------
                                                                 12,134,806
                                                               ------------
   FINANCIAL SERVICES -- 5.2%
    136,300   American Express Company .......................    4,818,205
     95,466   Citigroup, Inc. ................................    3,359,449
     54,600   Dun & Bradstreet Corporation+ ..................    1,883,154
     56,400   Fannie Mae .....................................    3,628,212
    139,220   J.P. Morgan Chase & Company ....................    3,341,280
     46,400   Moody's Corporation ............................    1,915,856
     59,700   Wells Fargo & Company ..........................    2,798,139
                                                               ------------
                                                                 21,744,295
                                                               ------------
   FOOD AND BEVERAGES -- 3.7%
     57,300   Brown-Forman Corporation, Class B(e) ...........    3,745,128
    145,200   Campbell Soup Company ..........................    3,407,844
     75,000   General Mills, Inc.(e) .........................    3,521,250
     31,900   Hershey Foods Corporation ......................    2,151,336
     40,100   Kellogg Company ................................    1,374,227
     51,800   McCormick & Company, Inc. ......................    1,201,760
                                                               ------------
                                                                 15,401,545
                                                               ------------
   HEALTH CARE -- 1.0%
     63,700   Baxter International, Inc. .....................    1,783,600
     76,700   Becton, Dickinson & Company ....................    2,353,923
                                                               ------------
                                                                  4,137,523
                                                               ------------
   HOTELS/RESORTS -- 1.6%
    243,400   Hilton Hotels Corporation ......................    3,093,614
    159,700   Starwood Hotels & Resorts Worldwide,
               Inc. ..........................................    3,791,278
                                                               ------------
                                                                  6,884,892
                                                               ------------
   INSURANCE -- 6.3%
     54,680   American International Group, Inc. .............    3,163,238
     77,300   Aon Corporation(e) .............................    1,460,197
     68,300   Chubb Corporation ..............................    3,565,260
     79,900   CIGNA Corporation ..............................    3,285,488
     67,500   Lincoln National Corporation ...................    2,131,650
     40,600   Prudential Financial, Inc. .....................    1,288,644
    158,000   SAFECO Corporation .............................    5,477,860
     73,000   St. Paul Companies, Inc. .......................    2,485,650
    202,100   UnumProvident Corporation ......................    3,544,834
                                                               ------------
                                                                 26,402,821
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 1.1%
    294,200   Walt Disney Company ............................    4,798,402
                                                               ------------
   MANUFACTURING -- 7.0%
     23,300   3M Company .....................................    2,872,890
    158,100   Cooper Industries Ltd., Class A ................    5,762,745
     29,900   Eaton Corporation ..............................    2,335,489
    275,100   General Electric Company .......................    6,698,685
    292,300   Honeywell International, Inc. ..................    7,015,200
    196,400   Pall Corporation ...............................    3,275,952
     94,200   Tyco International Ltd.(e) .....................    1,608,936
                                                               ------------
                                                                 29,569,897
                                                               ------------
   OIL AND GAS -- 10.1%
     81,800   Amerada Hess Corporation .......................    4,503,090
     43,500   Baker Hughes, Inc.(e) ..........................    1,400,265
    114,724   BP Plc, ADR ....................................    4,663,531
    125,995   ChevronTexaco Corporation ......................    8,376,148
    205,000   El Paso Corporation(e) .........................    1,426,800
    287,524   Exxon Mobil Corporation ........................   10,046,088
     68,900   Marathon Oil Corporation .......................    1,466,881
    139,200   Royal Dutch Petroleum Company, NY Shares .......    6,127,584
    136,500   Unocal Corporation .............................    4,174,170
                                                               ------------
                                                                 42,184,557
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 1.6%
    169,393   International Paper Company .................... $  5,923,673
     41,500   MeadWestvaco Corporation .......................    1,025,465
                                                               ------------
                                                                  6,949,138
                                                               ------------
   PHARMACEUTICALS -- 7.6%
     62,700   Abbott Laboratories ............................    2,508,000
    274,200   Bristol-Myers Squibb Company ...................    6,347,730
    202,100   Merck & Company, Inc. ..........................   11,440,881
    276,600   Schering-Plough Corporation ....................    6,140,520
    148,700   Wyeth ..........................................    5,561,380
                                                               ------------
                                                                 31,998,511
                                                               ------------
   PRINTING/PUBLISHING -- 3.5%
     84,600   Donnelley (R.R.) & Sons Company ................    1,841,742
    127,000   Dow Jones & Company, Inc. ......................    5,490,210
     83,000   Knight-Ridder, Inc. ............................    5,249,750
    139,400   Reader's Digest Association, Inc., Class A .....    2,104,940
                                                               ------------
                                                                 14,686,642
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.8%
      8,800   Rouse Company ..................................      278,960
     96,100   Simon Property Group, Inc. .....................    3,274,127
                                                               ------------
                                                                  3,553,087
                                                               ------------
   RESTAURANTS -- 0.8%
    211,000   McDonald's Corporation .........................    3,392,880
                                                               ------------
   RETAIL -- 2.0%
    105,100   Home Depot, Inc. ...............................    2,518,196
     44,500   J.C. Penney Company, Inc.(e) ...................    1,023,945
    111,100   May Department Stores Company ..................    2,553,078
    217,400   Toys "R" Us, Inc.+(e) ..........................    2,174,000
                                                               ------------
                                                                  8,269,219
                                                               ------------
   SEMICONDUCTORS -- 0.5%
    282,188   Agere Systems, Inc., Class A+ ..................      406,351
    112,624   Agere Systems, Inc., Class B+ ..................      157,673
    115,800   Texas Instruments, Inc. ........................    1,738,158
                                                               ------------
                                                                  2,302,182
                                                               ------------
   SERVICES -- 0.2%
    105,500   Xerox Corporation+(e) ..........................      849,275
                                                               ------------
   TELECOMMUNICATIONS -- 7.9%
     98,400   Alltel Corporation(e) ..........................    5,018,400
    101,480   AT&T Corporation ...............................    2,649,643
    425,700   Lucent Technologies, Inc.+(e) ..................      536,382
    251,000   Motorola, Inc. .................................    2,171,150
    846,300   Qwest Communications International,
               Inc.+(e) ......................................    4,231,500
    212,000   SBC Communications, Inc. .......................    5,747,320
    215,400   Sprint Corporation (Fon Group)(e) ..............    3,118,992
    244,750   Verizon Communications, Inc. ...................    9,484,062
                                                               ------------
                                                                 32,957,449
                                                               ------------
   TRANSPORTATION -- 2.4%
    181,800   Norfolk Southern Corporation ...................    3,634,182
    108,700   Union Pacific Corporation ......................    6,507,869
                                                               ------------
                                                                 10,142,051
                                                               ------------
   UTILITIES -- 4.6%
    167,000   Constellation Energy Group, Inc. ...............    4,645,940
    168,700   Duke Energy Corporation ........................    3,296,398
     42,937   Exelon Corporation .............................    2,265,785
     68,100   FirstEnergy Corporation ........................    2,245,257
    189,100   NiSource, Inc. .................................    3,782,000
    157,800   TXU Corporation(e) .............................    2,947,704
                                                               ------------
                                                                 19,183,084
                                                               ------------
   WASTE MANAGEMENT -- 1.1%
    196,300   Waste Management, Inc. .........................    4,499,196
                                                               ------------
              Total Common Stocks
                (Cost $468,967,005) ..........................  401,981,431
                                                               ------------
PREFERRED STOCKS -- 0.5%
   AUTOMOTIVE -- 0.2%
     22,700   Ford Motor Company Capital Trust II,
               Convertible ...................................      927,295
                                                               ------------
   TELECOMMUNICATIONS -- 0.3%
      2,100   Lucent Technologies, Inc., Convertible**& ......      104,475
     18,600   Lucent Technologies, Inc., Convertible .........      925,350
                                                               ------------
                                                                 1,029,825
                                                               ------------
              Total Preferred Stocks
                (Cost $2,771,321) ............................    1,957,120
                                                               ------------
TOTAL INVESTMENTS (COST $471,738,326*) ..............  96.4%   $403,938,551
OTHER ASSETS AND LIABILITIES (NET) ..................   3.6      14,987,715
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $418,926,266
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $482,537,405.
 ** Restricted security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  +  Non-income producing security.
  &  Illiquid security.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS
----------------------------------------------

                                  THE GCG TRUST
                              EQUITY OPPORTUNITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 93.4%
   AEROSPACE/DEFENSE -- 4.0%
     74,600   Lockheed Martin Corporation .................... $  4,308,150
     74,400   Northrop Grumman Corporation(e) ................    7,216,800
                                                               ------------
                                                                 11,524,950
                                                               ------------
   AIRLINES -- 1.2%
    280,900   Delta Air Lines, Inc.(e) .......................    3,398,890
                                                               ------------
   APPAREL AND TEXTILES -- 1.7%
    223,500   Polo Ralph Lauren Corporation+ .................    4,863,360
                                                               ------------
   AUTOMOTIVE -- 0.6%
     71,500   Navistar International Corporation+ ............    1,738,165
                                                               ------------
   BANKS -- 0.5%
     49,200   Southwest Bancorporation of Texas, Inc.+ .......    1,417,452
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 4.7%
    338,100   EchoStar Communications Corporation,
               Class A+(e) ...................................    7,526,106
    113,000   Fox Entertainment Group, Inc.,
               Class A+(e) ...................................    2,930,090
    349,500   Liberty Media Corporation, Class A+ ............    3,124,530
                                                               ------------
                                                                 13,580,726
                                                               ------------
   COMPUTER INDUSTRY -- 13.7%
    385,200   3Com Corporation+ ..............................    1,783,476
    199,900   Autodesk, Inc. .................................    2,858,570
    144,500   BMC Software, Inc.+ ............................    2,472,395
    388,100   Ceridian Corporation+ ..........................    5,596,402
     60,500   Diebold, Inc.(e) ...............................    2,493,810
    268,400   DoubleClick, Inc.+ .............................    1,519,144
    324,300   Hewlett-Packard Company ........................    5,629,848
    196,400   Ingram Micro, Inc., Class A+ ...................    2,425,540
    296,500   J.D. Edwards & Company+ ........................    3,344,520
    134,600   Network Associates, Inc.+(e) ...................    2,165,714
    564,900   Parametric Technology Corporation+ .............    1,423,548
    391,500   Sybase, Inc.+ ..................................    5,246,100
     87,100   Tech Data Corporation+ .........................    2,348,216
                                                               ------------
                                                                 39,307,283
                                                               ------------
   CONSUMER PRODUCTS -- 1.7%
    205,100   Monsanto Company ...............................    3,948,175
     69,400   Tupperware Corporation .........................    1,046,552
                                                               ------------
                                                                  4,994,727
                                                               ------------
   ELECTRONICS -- 8.1%
    310,500   Apogent Technologies, Inc.+ ....................    6,458,400
    135,400   Fisher Scientific International, Inc.+ .........    4,072,832
     86,100   Millipore Corporation+(e) ......................    2,927,400
    641,800   Solectron Corporation+(e) ......................    2,278,390
     98,100   Synopsys, Inc.+(e) .............................    4,527,315
    262,000   Vishay Intertechnology, Inc.+ ..................    2,929,160
                                                               ------------
                                                                 23,193,497
                                                               ------------
   FINANCIAL SERVICES -- 3.5%
    150,300   A.G. Edwards, Inc.(e) ..........................    4,953,888
    135,700   Merrill Lynch & Company, Inc. ..................    5,149,815
                                                               ------------
                                                                 10,103,703
                                                               ------------
   HEALTH CARE -- 2.9%
    144,800   Baxter International, Inc.(e) ..................    4,054,400
    241,400   Health Management Associates, Inc.,
               Class A(e) ....................................    4,321,060
                                                               ------------
                                                                  8,375,460
                                                               ------------
   INSURANCE -- 11.6%
    129,700   Allstate Corporation ...........................    4,797,603
     48,600   CIGNA Corporation ..............................    1,998,432
     89,600   Everest Re Group Ltd. ..........................    4,954,880
    139,900   Hartford Financial Services Group, Inc. ........    6,355,657
    139,100   Lincoln National Corporation ...................    4,392,778
     65,800   PartnerRe Ltd.(e) ..............................    3,409,756
     96,200   XL Capital Ltd., Class A .......................    7,431,450
                                                               ------------
                                                                 33,340,556
                                                               ------------
   METALS/MINING -- 2.3%
    187,800   Arch Coal, Inc.(e) .............................    4,054,602
    226,500   Placer Dome, Inc.(e) ...........................    2,604,750
                                                               ------------
                                                                  6,659,352
                                                               ------------
   MUTUAL FUNDS -- 1.3%
     73,000   iShares Nasdaq Biotechnology
               Index Fund(e) .................................    3,602,550
                                                               ------------
   OIL AND GAS -- 11.1%
    303,800   FMC Technologies, Inc.+ ........................    6,206,634
     99,500   Newfield Exploration Company+ ..................    3,586,975
    110,900   Schlumberger Ltd. ..............................    4,667,781
     97,300   Spinnaker Exploration Company+ .................    2,145,465
    215,600   Transocean, Inc. ...............................    5,001,920
    144,900   Unocal Corporation .............................    4,431,042
    145,800   Weatherford International Ltd.+(e) .............    5,821,794
                                                               ------------
                                                                 31,861,611
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 5.1%
    289,500   Boise Cascade Corporation ......................    7,301,190
    100,100   MeadWestvaco Corporation .......................    2,473,471
    109,800   Temple-Inland, Inc.(e) .........................    4,920,138
                                                               ------------
                                                                 14,694,799
                                                               ------------
   PHARMACEUTICALS -- 7.1%
     90,100   Abbott Laboratories ............................    3,604,000
    157,200   Cambrex Corporation(e) .........................    4,749,012
    184,000   Pfizer, Inc.(e) ................................    5,624,880
    288,700   Sepracor, Inc.+ ................................    2,791,729
     99,200   Wyeth ..........................................    3,710,080
                                                               ------------
                                                                 20,479,701
                                                               ------------
   PRINTING/PUBLISHING -- 4.2%
     22,500   Knight-Ridder, Inc. ............................    1,423,125
     76,300   New York Times Company, Class A ................    3,489,199
    412,700   Pearson Plc, ADR(e) ............................    3,858,745
     92,400   Scholastic Corporation+(e) .....................    3,321,780
                                                               ------------
                                                                 12,092,849
                                                               ------------
   RETAIL -- 4.5%
    562,500   Circuit City Stores, Inc. ......................    4,173,750
     80,300   Federated Department Stores, Inc.+ .............    2,309,428
    201,200   Saks, Inc.+ ....................................    2,362,088
    415,000   Toys "R" Us, Inc.+ .............................    4,150,000
                                                               ------------
                                                                 12,995,266
                                                               ------------
   SEMICONDUCTORS -- 0.7%
  1,476,900   Agere Systems, Inc., Class B+ ..................    2,067,660
                                                               ------------
   SERVICES -- 1.7%
    412,400   BearingPoint, Inc.+ ............................    2,845,560
     60,500   Manpower, Inc. .................................    1,929,950
                                                               ------------
                                                                  4,775,510
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              EQUITY OPPORTUNITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   TRANSPORTATION -- 1.2%
    148,800   Ryder System, Inc. ............................. $  3,339,072
                                                               ------------
              Total Common Stocks
                (Cost $272,559,553) ..........................  268,407,139
                                                               ------------
PREFERRED STOCKS -- 1.6%
   (Cost $4,015,875)
   BROADCAST, RADIO AND TELEVISION -- 1.6%
    197,400   News Corporation Ltd., ADR(e) ..................    4,471,110
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
COMMERCIAL PAPER -- 4.7%
   (Cost $13,640,000)
$13,640,000   General Electric Capital Corporation,
               1.180% due 01/02/2003 .........................   13,640,000
                                                               ------------
TOTAL INVESTMENTS (COST $290,215,428*) ..............  99.7%   $286,518,249
OTHER ASSETS AND LIABILITIES (NET) ..................   0.3         801,675
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $287,319,924
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $292,456,426.
  +  Non-income producing security.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                               FOCUS VALUE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
       SHARES                                                    (NOTE 1)
      --------                                                   --------

COMMON STOCKS -- 84.6%
   AEROSPACE/DEFENSE -- 1.6%
      2,800   Boeing Company ................................. $     92,372
      1,300   Raytheon Company ...............................       39,975
                                                               ------------
                                                                    132,347
                                                               ------------
   BANKS -- 1.6%
      3,500   Wachovia Corporation ...........................      127,540
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 5.1%
      3,000   Fox Entertainment Group, Inc., Class A+ ........       77,790
     37,216   Liberty Media Corporation, Class A+ ............      332,711
                                                               ------------
                                                                    410,501
                                                               ------------
   CHEMICALS -- 2.0%
      3,800   Du Pont (E.I.) de Nemours and Company ..........      161,120
                                                               ------------
   COMPUTER INDUSTRY -- 15.0%
     74,500   3Com Corporation+ ..............................      344,935
      7,100   Apple Computer, Inc.+ ..........................      101,743
     21,200   Borland Software Corporation+ ..................      260,760
     87,700   Parametric Technology Corporation+ .............      221,004
     28,700   Unisys Corporation+ ............................      284,130
                                                               ------------
                                                                  1,212,572
                                                               ------------
   CONSUMER PRODUCTS -- 7.0%
     12,900   Hasbro, Inc. ...................................      148,995
      2,600   Kimberly-Clark Corporation .....................      123,422
     33,900   Topps Company, Inc.+ ...........................      294,930
                                                               ------------
                                                                    567,347
                                                               ------------
   ELECTRONICS -- 3.8%
     24,800   Symbol Technologies, Inc. ......................      203,856
      6,300   Thomas & Betts Corporation+ ....................      106,470
                                                               ------------
                                                                    310,326
                                                               ------------
   FINANCIAL SERVICES -- 7.6%
      8,100   Citigroup, Inc. ................................      285,039
      4,500   Morgan Stanley Dean Witter & Company ...........      179,640
     11,600   Stilwell Financial, Inc. .......................      151,612
                                                               ------------
                                                                    616,291
                                                               ------------
   HEALTH CARE -- 0.4%
      1,100   Guidant Corporation+ ...........................       33,935
                                                               ------------
   INSURANCE -- 1.8%
      1,000   Lincoln National Corporation ...................       31,580
      8,037   Travelers Property Casualty Corporation,
               Class A+ ......................................      117,742
                                                               ------------
                                                                    149,322
                                                               ------------
   MANUFACTURING -- 1.8%
      6,200   Honeywell International, Inc. ..................      148,800
                                                               ------------
   METALS/MINING -- 4.5%
     12,100   Arch Coal, Inc. ................................      261,239
      3,200   Phelps Dodge Corporation+ ......................      101,280
                                                               ------------
                                                                    362,519
                                                               ------------
   OIL AND GAS -- 10.2%
      2,400   Diamond Offshore Drilling, Inc. ................       52,440
      2,000   ENSCO International, Inc. ......................       58,900
      7,400   Exxon Mobil Corporation ........................      258,556
     12,800   Grant Prideco, Inc.+ ...........................      148,992
      4,400   Royal Dutch Petroleum Company, NY Shares .......      193,688
      3,800   Unocal Corporation .............................      116,204
                                                               ------------
                                                                    828,780
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 5.0%
      6,100   Boise Cascade Corporation ......................      153,842
     19,300   Sappi Ltd., ADR ................................      255,146
                                                               ------------
                                                                    408,988
                                                               ------------
   PHARMACEUTICALS -- 1.9%
      6,900   Schering-Plough Corporation ....................      153,180
                                                               ------------
   RESTAURANTS -- 1.4%
      6,900   McDonald's Corporation .........................      110,952
                                                               ------------
   RETAIL -- 4.7%
      8,300   Circuit City Stores-Circuit City Group .........       61,586
     18,900   Foot Locker, Inc. ..............................      198,450
     11,700   Toys "R" Us, Inc.+ .............................      117,000
                                                               ------------
                                                                    377,036
                                                               ------------
   SEMICONDUCTORS -- 4.3%
     19,400   Advanced Micro Devices, Inc.+ ..................      125,324
     24,900   LSI Logic Corporation+ .........................      143,673
      5,300   National Semiconductor Corporation+ ............       79,553
                                                               ------------
                                                                    348,550
                                                               ------------
   TELECOMMUNICATIONS -- 4.9%
    120,500   Lucent Technologies, Inc.+ .....................      151,830
     11,900   Motorola, Inc. .................................      102,935
      3,700   Verizon Communications, Inc. ...................      143,375
                                                               ------------
                                                                    398,140
                                                               ------------
              Total Common Stocks
                (Cost $7,173,672) ............................    6,858,246
                                                               ------------
TOTAL INVESTMENTS (COST $7,173,672*) ...............   84.6%   $  6,858,246
OTHER ASSETS AND LIABILITIES (NET) .................   15.4       1,244,709
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $  8,102,955
                                                      ======   ============

----------------------
  *  Aggregate cost for Federal tax purposes is $7,264,020.
  +  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS
----------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 58.2%
   BROADCAST, RADIO AND TELEVISION -- 4.5%
    471,000   AOL Time Warner, Inc.+ ......................... $  6,170,100
    328,676   Comcast Corporation, Class A+(e) ...............    7,746,893
    308,000   Meredith Corporation ...........................   12,661,880
     25,300   Washington Post Company, Class B ...............   18,671,400
                                                               ------------
                                                                 45,250,273
                                                               ------------
   CHEMICALS -- 5.5%
    945,900   Agrium, Inc. ...................................   10,698,129
    117,000   Cabot Corporation(e) ...........................    3,105,180
    180,000   Dow Chemical Company(e) ........................    5,346,000
     89,000   Du Pont (E.I.) de Nemours and Company ..........    3,773,600
    406,000   Great Lakes Chemical Corporation ...............    9,695,280
     75,000   Hercules, Inc.+ ................................      660,000
    289,000   Imperial Chemical Industries Plc, ADR ..........    4,158,710
    350,000   Octel Corporation ..............................    5,530,000
    181,000   Potash Corporation of Saskatchewan, Inc.(e) ....   11,509,790
                                                               ------------
                                                                 54,476,689
                                                               ------------
   COMPUTER INDUSTRY -- 2.0%
    382,000   Electronic Data Systems Corporation(e) .........    7,040,260
    754,000   Hewlett-Packard Company ........................   13,089,440
                                                               ------------
                                                                 20,129,700
                                                               ------------
   CONSUMER PRODUCTS -- 3.1%
    223,000   Fortune Brands, Inc. ...........................   10,371,730
    341,000   Hasbro, Inc. ...................................    3,938,550
    152,000   Loews Corporation - Carolina Group .............    3,081,040
     34,000   National Presto Industries, Inc. ...............      998,920
    301,000   Philip Morris Companies, Inc. ..................   12,199,530
                                                               ------------
                                                                 30,589,770
                                                               ------------
   HOTELS/RESORTS -- 1.0%
    159,000   Mandalay Resort Group+(e) ......................    4,866,990
    162,000   Marriott International, Inc., Class A(e) .......    5,324,940
                                                               ------------
                                                                 10,191,930
                                                               ------------
   INSURANCE -- 6.0%
     73,000   Leucadia National Corporation ..................    2,723,630
    322,000   Loews Corporation(e) ...........................   14,316,120
    183,000   Mutual Risk Management Ltd.(e) .................        6,863
    273,000   Prudential Financial, Inc.(e) ..................    8,665,020
    538,000   SAFECO Corporation .............................   18,652,460
    195,400   St. Paul Companies, Inc. .......................    6,653,370
     30,100   Unitrin, Inc. ..................................      879,522
     25,500   White Mountains Insurance Group Ltd.(e) ........    8,236,500
                                                               ------------
                                                                 60,133,485
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 0.5%
    317,000   Walt Disney Company ............................    5,170,270
                                                               ------------
   MANUFACTURING -- 2.8%
     76,000   3M Company .....................................    9,370,800
    406,000   Honeywell International, Inc. ..................    9,744,000
    505,000   Tyco International Ltd.(e) .....................    8,625,400
                                                               ------------
                                                                 27,740,200
                                                               ------------
   METALS/MINING -- 4.6%
  1,214,800   Newmont Mining Corporation
               Holding Company(e) ............................   35,265,644
    305,000   Phelps Dodge Corporation+(e) ...................    9,653,250
     57,000   Placer Dome, Inc.(e) ...........................      655,500
                                                               ------------
                                                                 45,574,394
                                                               ------------
   OIL AND GAS -- 6.9%
    415,000   Amerada Hess Corporation .......................   22,845,750
     73,910   ChevronTexaco Corporation ......................    4,913,537
    118,470   Devon Energy Corporation(e) ....................    5,437,773
    645,000   El Paso Corporation(e) .........................    4,489,200
    262,000   Imperial Oil Ltd.(e) ...........................    7,519,400
    439,000   Marathon Oil Corporation .......................    9,346,310
    324,000   Murphy Oil Corporation .........................   13,883,400
                                                               ------------
                                                                 68,435,370
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.9%
    107,000   Longview Fibre Company+ ........................      773,610
     60,000   MeadWestvaco Corporation .......................    1,482,600
    218,000   Potlatch Corporation ...........................    5,205,840
     24,000   Weyerhaeuser Company(e) ........................    1,181,040
                                                               ------------
                                                                  8,643,090
                                                               ------------
   PHARMACEUTICALS -- 4.5%
    327,000   Bristol-Myers Squibb Company ...................    7,570,050
    333,000   Merck & Company, Inc. ..........................   18,851,130
    590,000   Schering-Plough Corporation ....................   13,098,000
    140,000   Wyeth ..........................................    5,236,000
                                                               ------------
                                                                 44,755,180
                                                               ------------
   PRINTING/PUBLISHING -- 1.6%
    211,000   Donnelley (R.R.) & Sons Company ................    4,593,470
    177,000   New York Times Company, Class A ................    8,094,210
    215,000   Reader's Digest Association, Inc., Class A .....    3,246,500
                                                               ------------
                                                                 15,934,180
                                                               ------------
   RETAIL -- 1.7%
    302,000   CVS Corporation ................................    7,540,940
    460,000   Gap, Inc.(e) ...................................    7,139,200
     76,000   Nordstrom, Inc. ................................    1,441,720
    750,200   Petrie Stores Liquidating Trust+ ...............      750,200
                                                               ------------
                                                                 16,872,060
                                                               ------------
   TELECOMMUNICATIONS -- 3.0%
    203,200   AT&T Corporation(e) ............................    5,305,552
    602,000   Sprint Corporation (Fon Group)(e) ..............    8,716,960
    415,000   Verizon Communications, Inc. ...................   16,081,250
                                                               ------------
                                                                 30,103,762
                                                               ------------
   TRANSPORTATION -- 3.4%
     56,600   Bergesen d.y. ASA, Class A .....................    1,078,445
    314,000   Burlington Northern Santa Fe Corporation .......    8,167,140
    151,000   Overseas Shipholding Group, Inc. ...............    2,702,900
    962,000   Ryder System, Inc. .............................   21,587,280
                                                               ------------
                                                                 33,535,765
                                                               ------------
   UTILITIES -- 5.3%
    344,000   Duke Energy Corporation ........................    6,721,760
    482,925   FirstEnergy Corporation ........................   15,922,037
    140,000   Great Plains Energy, Inc. ......................    3,203,200
    290,400   NiSource, Inc. .................................    5,808,000
     78,200   Pinnacle West Capital Corporation ..............    2,665,838
    417,600   TXU Corporation(e) .............................    7,800,768
    601,000   UniSource Energy Corporation ...................   10,391,290
                                                               ------------
                                                                 52,512,893
                                                               ------------
   WASTE MANAGEMENT -- 0.9%
    391,000   Waste Management, Inc. .........................    8,961,720
                                                               ------------
              Total Common Stocks
                (Cost $560,942,801) ..........................  579,010,731
                                                               ------------

                       See Notes to Financial Statements.

-------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

PREFERRED STOCKS -- 6.7%
   AUTOMOTIVE -- 0.9%
    213,000   Ford Motor Company Capital Trust II,
               Convertible ................................... $  8,701,050
                                                               ------------
   CHEMICALS -- 0.1%
     25,000   Hercules Trust II, Convertible .................    1,136,117
                                                               ------------
   CONSUMER PRODUCTS -- 0.4%
     86,000   Newell Financial Trust I, Convertible ..........    3,902,250
                                                               ------------
   INSURANCE -- 0.2%
     80,000   Travelers Property Casualty Corporation,
               Convertible ...................................    1,788,000
                                                               ------------
   MANUFACTURING -- 0.7%
     30,000   Cummins Capital Trust I, Convertible& ..........    1,346,250
    120,000   Owens-Illinois, Inc., Convertible ..............    3,180,000
     53,500   Sealed Air Corporation, Series A, Convertible ..    2,279,100
                                                               ------------
                                                                  6,805,350
                                                               ------------
   OIL AND GAS -- 1.0%
     64,000   El Paso Corporation Capital Trust I,
               Convertible(e) ................................    1,164,800
    182,100   Unocal Capital Trust, Convertible ..............    9,355,388
                                                               ------------
                                                                 10,520,188
                                                               ------------
   PHARMACEUTICALS -- 0.1%
     29,000   Baxter International, Inc., Convertible+ .......    1,452,900
                                                               ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    232,100   Rouse Company, Series B, Convertible(e) ........   10,683,563
                                                               ------------
   TELECOMMUNICATIONS -- 0.6%
    128,000   Lucent Technologies, Inc., Convertible(e) ......    6,368,000
                                                               ------------
   TRANSPORTATION -- 1.5%
    286,000   Union Pacific Capital Trust, Convertible .......   14,729,000
                                                               ------------
   UTILITIES -- 0.1%
      7,329   Entergy Gulf States, Inc., Series B(e) .........      367,366
      7,000   Pacific Gas & Electric Corporation+(b) .........      166,250
      2,400   Southern California Edison Company .............      204,375
                                                               ------------
                                                                    737,991
                                                               ------------
              Total Preferred Stocks
                (Cost $71,647,213) ...........................   66,824,409
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
CONVERTIBLE BONDS AND NOTES -- 13.0%
   BROADCAST, RADIO AND TELEVISION -- 0.4%
 $3,900,000   Liberty Media Corporation,
               3.250% due 03/15/2031(e) ......................    3,675,750
                                                               ------------
   COMPUTER INDUSTRY -- 1.4%
  9,000,000   America Online, Inc.,
               4.531%(a) due 12/06/2019 ......................    4,995,000
  4,855,000   Electronic Data Systems Corporation,
               1.703%(a) due 10/10/2021(e) ...................    3,714,075
  5,100,000   Siebel Systems, Inc.,
               5.500% due 09/15/2006(e) ......................    4,959,750
                                                               ------------
                                                                 13,668,825
                                                               ------------
   FINANCIAL SERVICES -- 0.6%
  7,828,000   USF&G Corporation,
               3.791%(a) due 03/03/2009 ......................    6,096,055
                                                               ------------

     PRINCIPAL                                                     VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

   HOTELS/RESORTS -- 1.7%
$17,400,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006(e) ......................  $16,747,500
                                                               ------------
   INSURANCE -- 0.8%
  9,600,000   Loews Corporation,
               3.125% due 09/15/2007 .........................    8,640,000
                                                               ------------
   MANUFACTURING -- 0.6%
  8,000,000   Tyco International Group S.A.,
               2.258%(a) due 02/12/2021(e) ...................    6,070,000
                                                               ------------
   METALS/MINING -- 2.1%
              Inco Ltd.:
  1,100,000    3.250%(a) due 03/29/2021**& ...................      742,500
 13,200,000    5.750% due 07/01/2004**(e) ....................   13,315,500
  8,200,000   Teck Cominco Ltd.,
               3.750% due 07/15/2006 .........................    7,052,000
                                                               ------------
                                                                 21,110,000
                                                               ------------
   PHARMACEUTICALS -- 3.2%
              Roche Holdings, Inc.:
  2,100,000    5.947%(a) due 05/06/2012**&(e) ................    1,233,750
 13,500,000    6.193%(a) due 04/20/2010**(e) .................    8,320,050
 36,750,000    6.988%(a) due 07/25/2021**&(e) ................   19,800,900
              Sepracor, Inc.:
  1,700,000    5.000% due 02/15/2007(e) ......................    1,054,000
  1,600,000    7.000% due 12/15/2005(e) ......................    1,328,000
                                                               ------------
                                                                 31,736,700
                                                               ------------
   RETAIL -- 0.5%
  2,950,000   Gap, Inc.,
               5.750% due 03/15/2009**& ......................    3,694,875
  1,550,000   Lowe's Companies, Inc.,
               2.500%(a) due 02/16/2021**&(e) ................    1,150,875
                                                               ------------
                                                                  4,845,750
                                                               ------------
   TELECOMMUNICATIONS -- 1.7%
              Corning, Inc.:
 18,600,000    4.831%(a) due 11/08/2015(e) ...................   10,509,000
  1,200,000    4.875% due 03/01/2008(e) ......................      729,000
  8,105,000   Motorola, Inc.,
               2.789%(a) due 09/27/2013 ......................    6,048,356
                                                               ------------
                                                                 17,286,356
                                                               ------------
   UTILITIES -- 0.0%#
    100,000   Covanta Energy Corporation,
               5.750% due 10/20/2049(b) ......................       15,000
                                                               ------------
              Total Convertible Bonds and Notes
                (Cost $125,108,067) ..........................  129,891,936
                                                               ------------
CORPORATE BONDS -- 0.5%
   BROADCAST, RADIO AND TELEVISION -- 0.3%
  3,750,000   Paxson Communications,
               12.250% due 01/15/2009 {Step} .................    2,400,000
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.1%
  1,160,000   Potlatch Corporation,
               10.000% due 07/15/2011 ........................    1,276,000
                                                               ------------
   TELECOMMUNICATIONS -- 0.1%
  1,100,000   BellSouth Telecommunications,
               5.850% due 11/15/2045 .........................    1,041,083
                                                               ------------
              Total Corporate Bonds
                (Cost $4,780,672) ............................    4,717,083
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                                DECEMBER 31, 2002

     PRINCIPAL                                                     VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.9%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.9%
 $4,500,000   4.750% due 11/14/2003(e) ....................... $  4,634,114
  4,500,000   5.125% due 02/13/2004 ..........................    4,689,729
                                                               ------------
              Total U.S. Government Agency Obligations
                (Cost $9,008,806) ............................    9,323,843
                                                               ------------
U.S. TREASURY OBLIGATIONS -- 1.5%
   U.S. TREASURY NOTES -- 1.5%
  (Cost $15,009,859)
 15,000,000   3.000% due 01/31/2004(e) .......................   15,283,605
                                                               ------------
TOTAL INVESTMENTS (COST $786,497,418*) ..............  80.8%   $805,051,607
OTHER ASSETS AND LIABILITIES (NET) ..................  19.2     190,763,879
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $995,815,486
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $787,249,719.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  &  Illiquid security.
  +  Non-income producing security.
  #  Amount represents less than 0.01%.
(a)  The rate shown is the effective yield at date of purchase.
(b)  Security is in default. Represents 0.02% of net assets.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 STEP--  Stepped Coupon Bond
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------------

                                  THE GCG TRUST
                            FUNDAMENTAL GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
       SHARES                                                    (NOTE 1)
      --------                                                   --------

COMMON STOCKS -- 91.4%
   AEROSPACE/DEFENSE -- 1.6%
      1,000   General Dynamics Corporation ................... $     79,370
                                                               ------------
   BANKS -- 1.6%
      2,200   Northern Trust Corporation .....................       77,110
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 8.2%
      8,500   AOL Time Warner, Inc.+ .........................      111,350
      2,800   Clear Channel Communications, Inc.+ ............      104,412
      1,900   Fox Entertainment Group, Inc., Class A+ ........       49,267
      3,300   Viacom, Inc., Class B+ .........................      134,508
                                                               ------------
                                                                    399,537
                                                               ------------
   CHEMICALS -- 1.0%
      1,000   Ecolab, Inc. ...................................       49,500
                                                               ------------
   COMPUTER INDUSTRY -- 13.6%
      7,600   Cisco Systems, Inc.+ ...........................       99,560
      1,070   Electronic Arts, Inc.+ .........................       53,254
      8,600   Intel Corporation ..............................      133,902
      1,890   International Business Machines
               Corporation ...................................      146,475
      4,390   Microsoft Corporation+ .........................      226,963
                                                               ------------
                                                                    660,154
                                                               ------------
   CONSUMER PRODUCTS -- 8.1%
      1,100   Clorox Company .................................       45,375
      1,100   Colgate-Palmolive Company ......................       57,673
      2,150   Procter & Gamble Company .......................      184,771
      1,700   Unilever N.V., NY Shares .......................      104,907
                                                               ------------
                                                                    392,726
                                                               ------------
   FINANCIAL SERVICES -- 12.7%
      2,900   American Express Company .......................      102,515
      1,500   Fannie Mae .....................................       96,495
      2,200   First Data Corporation .........................       77,902
      2,400   H&R Block, Inc. ................................       96,480
      3,200   State Street Corporation .......................      124,800
      2,200   T. Rowe Price Group, Inc. ......................       60,016
      1,800   Washington Mutual, Inc. ........................       62,154
                                                               ------------
                                                                    620,362
                                                               ------------
   FOOD AND BEVERAGES -- 9.6%
      2,400   Anheuser-Busch Companies, Inc. .................      116,160
      4,700   Coca-Cola Company ..............................      205,954
      2,950   Coca-Cola Enterprises, Inc. ....................       64,074
      2,800   Sysco Corporation ..............................       83,412
                                                               ------------
                                                                    469,600
                                                               ------------
   HEALTH CARE -- 9.4%
      2,400   Boston Scientific Corporation+ .................      102,048
      2,800   HCA, Inc. ......................................      116,200
      2,800   Health Management Associates, Inc., Class A ....       50,120
      1,100   Medtronic, Inc. ................................       50,160
        700   Stryker Corporation ............................       46,984
      2,400   Tenet Healthcare Corporation+ ..................       39,360
      1,300   Zimmer Holdings, Inc.+ .........................       53,976
                                                               ------------
                                                                    458,848
                                                               ------------
   INSURANCE -- 5.3%
        750   American International Group, Inc. .............       43,388
      1,800   Everest Re Group Ltd. ..........................       99,540
      2,500   Marsh & McLennan Companies, Inc. ...............      115,525
                                                               ------------
                                                                    258,453
                                                               ------------
   MANUFACTURING -- 2.5%
      1,000   3M Company .....................................      123,300
                                                               ------------
   PHARMACEUTICALS -- 3.8%
      1,300   Alcon, Inc.+ ...................................       51,285
      2,800   Amgen, Inc.+ ...................................      135,352
                                                               ------------
                                                                    186,637
                                                               ------------
   RESTAURANTS -- 2.3%
        675   Brinker International, Inc.+ ...................       21,769
      3,600   Yum! Brands, Inc.+ .............................       87,192
                                                               ------------
                                                                    108,961
                                                               ------------
   RETAIL -- 9.2%
      1,400   Bed Bath & Beyond, Inc.+ .......................       48,342
        450   Kohl's Corporation+ ............................       25,177
      2,200   Lowe's Companies, Inc. .........................       82,500
      2,700   TJX Companies, Inc. ............................       52,704
      4,750   Wal-Mart Stores, Inc. ..........................      239,923
                                                               ------------
                                                                    448,646
                                                               ------------
   TELECOMMUNICATIONS -- 0.5%
      2,750   Rogers Communications, Inc., Class B+ ..........       25,519
                                                               ------------
   TRANSPORTATION -- 2.0%
      1,500   United Parcel Service, Inc., Class B ...........       94,620
                                                               ------------
              Total Common Stocks
                (Cost $4,769,613) ............................    4,453,343
                                                               ------------
TOTAL INVESTMENTS (COST $4,769,613*) ................  91.4%   $  4,453,343
OTHER ASSETS AND LIABILITIES (NET) ..................   8.6         421,128
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $  4,874,471
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $4,811,788.
  +  Non-income producing security.

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS
-------------------------------------------

                                  THE GCG TRUST
                             GLOBAL FRANCHISE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 92.1%
   CANADA -- 2.9%
     35,316   Torstar Corporation, Class B ...................  $   570,053
                                                                -----------
   FINLAND -- 3.9%
     25,815   Kone Corporation, Class B ......................      775,016
                                                                -----------
   FRANCE -- 5.9%
      7,130   Groupe Danone ..................................      959,176
      2,261   Pernod-Ricard S.A. .............................      218,989
                                                                -----------
                                                                  1,178,165
                                                                -----------
   ITALY -- 1.7%
     10,679   Davide Campari-Milano S.p.A. ...................      333,603
                                                                -----------
   NETHERLANDS -- 1.8%
     30,096   Reed Elsevier N.V. .............................      367,922
                                                                -----------
   SPAIN -- 3.0%
     45,138   Zardoya Otis S.A. ..............................      594,438
                                                                -----------
   SWEDEN -- 4.4%
    110,092   Swedish Match AB ...............................      865,490
                                                                -----------
   SWITZERLAND -- 6.9%
     20,705   Compagnie Financiere Richemont AG,
               Class A .......................................      386,341
      4,658   Nestle S.A. ....................................      987,057
                                                                -----------
                                                                  1,373,398
                                                                -----------
   UNITED KINGDOM -- 38.3%
    132,920   Allied Domecq Plc ..............................      849,541
    144,855   British American Tobacco Plc ...................    1,447,034
    183,490   Cadbury Schweppes Plc ..........................    1,143,212
     42,542   Capital Radio Plc ..............................      339,021
     89,133   Diageo Plc .....................................      968,603
     33,292   GlaxoSmithKline Plc ............................      638,881
     23,970   Imperial Tobacco Group Plc .....................      407,121
     30,389   Reckitt Benckiser Plc ..........................      589,531
    340,321   SMG Plc ........................................      528,713
      8,369   Ulster Television Plc ..........................       40,757
     84,462   WPP Group Plc ..................................      645,210
                                                                -----------
                                                                  7,597,624
                                                                -----------
   UNITED STATES -- 23.3%
     18,423   Bristol-Myers Squibb Company ...................      426,492
     12,612   Brown-Forman Corporation, Class B ..............      824,320
      7,558   Fortune Brands, Inc. ...........................      351,523
     15,177   Kimberly-Clark Corporation .....................      720,452
      9,600   Merck & Company, Inc. ..........................      543,456
     17,893   New York Times Company, Class A ................      818,247
     23,284   Philip Morris Companies, Inc. ..................      943,701
                                                                -----------
                                                                  4,628,191
                                                                -----------
              Total Common Stocks
                (Cost $18,870,995) ...........................   18,283,900
                                                                -----------
TOTAL INVESTMENTS (COST $18,870,995*) ...............  92.1%    $18,283,900
OTHER ASSETS AND LIABILITIES (NET) ..................   7.9       1,562,302
                                                      ------    -----------
NET ASSETS .......................................... 100.0%    $19,846,202
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $19,095,503.

The industry classification of the Global Franchise Series at December 31, 2002 was as follows:
                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------           ------------      ---------
Advertising .....................      3.3%        $   645,210
Broadcast, Radio and Television .      4.6             908,491
Consumer Products ...............     26.8           5,324,852
Food andBeverages ...............     31.7           6,284,502
Manufacturing ...................      6.9           1,369,455
Pharmaceuticals .................      8.1           1,608,829
Printing ........................      8.8           1,756,221
Retail ..........................      1.9             386,340
                                    ------         -----------
TOTAL INVESTMENTS ...............     92.1%        $18,283,900
OTHER ASSETS AND LIABILITIES (NET)     7.9           1,562,302
                                    ------         -----------
NET ASSETS ......................    100.0%        $19,846,202
                                    ======         ===========

                               SCHEDULE OF FORWARD
                   FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                     CONTRACTS TO DELIVER
                     --------------------
 EXPIRATION        LOCAL      IN EXCHANGE   VALUE IN    UNREALIZED
    DATE          CURRENCY     FOR U.S. $     U.S. $   DEPRECIATION
   ------       ------------  -----------   --------   ------------
02/07/2003      GBP 1,270,000  $1,974,774  $2,038,282   $(63,508)

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                              GBP -- British Pounds
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 92.2%
   AEROSPACE/DEFENSE -- 3.9%
    411,972   Lockheed Martin Corporation .................... $ 23,791,383
                                                               ------------
   AIRLINES -- 4.1%
    500,588   JetBlue Airways Corporation+(e) ................   13,515,876
    301,724   Ryanair Holdings Plc, ADR+(e) ..................   11,815,512
                                                               ------------
                                                                 25,331,388
                                                               ------------
   AUTOMOTIVE -- 3.0%
    607,164   Bayerische Motoren Werke (BMW) AG ..............   18,425,746
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 3.0%
    447,906   Viacom, Inc., Class B+(e) ......................   18,256,649
                                                               ------------
   BUILDING/CONSTRUCTION -- 2.0%
    123,602   Lennar Corporation .............................    6,377,863
    160,322   M.D.C. Holdings, Inc. ..........................    6,133,920
                                                               ------------
                                                                 12,511,783
                                                               ------------
   COMPUTER INDUSTRY -- 8.6%
  1,407,962   Cisco Systems, Inc.+ ...........................   18,444,302
    332,028   Electronic Arts, Inc.+(e) ......................   16,525,033
    351,631   Microsoft Corporation+(e) ......................   18,179,323
                                                               ------------
                                                                 53,148,658
                                                               ------------
   CONSUMER PRODUCTS -- 6.1%
    360,310   Colgate-Palmolive Company(e) ...................   18,891,053
    218,208   Procter & Gamble Company .......................   18,752,796
                                                               ------------
                                                                 37,643,849
                                                               ------------
   FINANCIAL SERVICES -- 17.6%
    684,015   Citigroup, Inc. ................................   24,070,488
    282,766   Fannie Mae .....................................   18,190,337
    879,129   J.P. Morgan Chase & Company ....................   21,099,096
    311,604   SLM Corporation ................................   32,363,191
    270,332   Wells Fargo & Company ..........................   12,670,461
                                                               ------------
                                                                108,393,573
                                                               ------------
   HEALTH CARE -- 14.9%
    361,250   HCA, Inc.(e) ...................................   14,991,875
    275,035   Medtronic, Inc. ................................   12,541,596
    326,316   Quest Diagnostics, Inc.+ .......................   18,567,380
    388,117   UnitedHealth Group, Inc.(e) ....................   32,407,770
    319,420   Zimmer Holdings, Inc.+(e) ......................   13,262,318
                                                               ------------
                                                                 91,770,939
                                                               ------------
   HOTELS/RESORTS -- 2.0%
    376,700   MGM Mirage+(e) .................................   12,419,799
                                                               ------------
   PHARMACEUTICALS -- 11.2%
    379,690   Amgen, Inc.+(e) ................................   18,354,214
    211,230   Forest Laboratories, Inc.+(e) ..................   20,747,011
    238,260   Genentech, Inc.+(e) ............................    7,900,702
    112,890   Genzyme Corporation+ ...........................    3,338,157
    346,540   Johnson & Johnson(e) ...........................   18,612,663
                                                               ------------
                                                                 68,952,747
                                                               ------------
   RETAIL -- 5.2%
    389,456   Lowe's Companies, Inc. .........................   14,604,600
    741,070   Tiffany & Company(e) ...........................   17,718,984
                                                               ------------
                                                                 32,323,584
                                                               ------------
   SERVICES -- 3.2%
    360,856   FedEx Corporation ..............................   19,565,612
                                                               ------------
   TELECOMMUNICATIONS -- 7.4%
  1,500,000   Nextel Communications, Inc., Class A+ ..........   17,325,000
    648,882   Nokia Oyj, ADR(e) ..............................   10,057,671
    493,490   QUALCOMM, Inc.+ ................................   17,958,101
                                                               ------------
                                                                 45,340,772
                                                               ------------
              Total Common Stocks
                (Cost $580,486,628) ..........................  567,876,482
                                                               ------------
PREFERRED STOCKS -- 3.0%
   (Cost $19,498,886)
   AUTOMOTIVE -- 3.0%
     44,598   Porsche AG .....................................   18,532,386
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 5.0%
   (Cost $30,899,356)
   FEDERAL HOME LOAN BANK (FHLB) -- 5.0%
$30,900,000   0.750%++ due 01/02/2003 ........................   30,899,356
                                                               ------------
TOTAL INVESTMENTS (COST $630,884,870*) .............. 100.2%   $617,308,224
OTHER ASSETS AND LIABILITIES (NET) ..................  (0.2)      (981,194)
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $616,327,030
                                                      ======   ============

----------------------
  *  Aggregate cost for Federal tax purposes is $637,629,753.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 96.7%
   CHEMICALS -- 9.2%
     45,000   Dow Chemical Company ...........................  $ 1,336,500
    209,700   LG Petrochemical Company Ltd. ..................    2,404,553
     26,200   PPG Industries, Inc. ...........................    1,313,930
    108,300   Reliance Industries Ltd., GDR** ................    1,344,772
                                                                -----------
                                                                  6,399,755
                                                                -----------
   DIVERSIFIED MINERALS -- 3.0%
    362,500   BHP Billiton Ltd. ..............................    2,071,860
                                                                -----------
   GOLD/MINING -- 8.4%
    113,741   Dalrymple Resources NL+& .......................      126,814
    221,100   Gold Fields Ltd. ...............................    3,089,540
    142,300   Harmony Gold Mining Company Ltd. ...............    2,437,856
  1,153,819   Sipa Resources International NL+& ..............      194,915
                                                                -----------
                                                                  5,849,125
                                                                -----------
   MANUFACTURING -- 5.0%
     55,800   Alcoa, Inc. ....................................    1,271,124
  1,194,280   BHP Steel Ltd.+ ................................    2,172,176
                                                                -----------
                                                                  3,443,300
                                                                -----------
   METALS/MINING -- 9.3%
     52,300   Companhia Vale do Rio Doce, ADR ................    1,511,993
     57,000   Inco Ltd.+ .....................................    1,204,383
    121,600   Mining and Metallurgical Company
               Norilsk Nickel, ADR ...........................    2,458,776
     68,300   Poongsan Corporation ...........................      699,671
  1,508,000   Yanzhou Coal Mining Company Ltd.,
               Class H .......................................      599,459
                                                                -----------
                                                                  6,474,282
                                                                -----------
   OIL/GAS - EQUIPMENT AND SERVICES -- 4.4%
    886,000   China Oilfield Services Ltd.+ ..................      215,866
    423,530   Saipem S.p.A. ..................................    2,831,029
                                                                -----------
                                                                  3,046,895
                                                                -----------
   OIL/GAS - EXPLORATION -- 4.9%
  1,671,000   CNOOC Ltd. .....................................    2,174,897
     47,700   Penn West Petroleum Ltd.+ ......................    1,237,957
                                                                -----------
                                                                  3,412,854
                                                                -----------
   OIL/GAS - INTEGRATED -- 41.6%
    413,300   BP Plc .........................................    2,841,167
    125,530   ENI S.p.A ......................................    1,995,634
    178,966   Exxon Mobil Corporation ........................    6,253,072
     40,150   LUKOIL, ADR ....................................    2,466,848
    117,900   Mol Magyar Olaj-es Gazipari Rt., GDR** .........    2,750,701
     36,100   OAO Gazprom, ADR ...............................      425,980
    107,600   Petroleo Brasileiro S.A. .......................    1,410,338
    511,200   Shell Transport & Trading Company Plc ..........    3,366,028
    182,700   Sibneft, ADR+ ..................................    4,022,323
     93,400   Surgutneftegaz, ADR ............................    1,483,659
     13,000   TotalFinaElf S.A. ..............................    1,856,617
                                                                -----------
                                                                 28,872,367
                                                                -----------
   PAPER AND FOREST PRODUCTS -- 6.5%
     74,800   Aracruz Celulose S.A., ADR .....................    1,388,288
    202,100   Smurfit-Stone Container Corporation+ ...........    3,110,521
                                                                -----------
                                                                  4,498,809
                                                                -----------
   PLATINUM/MINING -- 4.4%
     47,640   Impala Platinum Holdings Ltd. ..................    3,025,897
                                                                -----------
              Total Common Stocks
                (Cost $67,298,014) ...........................   67,095,144
                                                                -----------
TOTAL INVESTMENTS (COST $67,298,014*) ...............  96.7%    $67,095,144
OTHER ASSETS AND LIABILITIES (NET) ..................   3.3       2,324,973
                                                      ------    -----------
NET ASSETS .......................................... 100.0%    $69,420,117
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $68,539,634.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.
  &  Illiquid security.

The summary of investments by country at December 31, 2002 was as follows:

                                  % OF TOTAL          MARKET
COUNTRY                           INVESTMENTS         VALUE
-------                          -------------    ------------
Australia ......................       6.8%        $ 4,565,765
Brazil .........................       6.4           4,310,619
Canada .........................       3.6           2,442,340
France .........................       2.8           1,856,617
Hong Kong ......................       4.5           2,990,221
Hungary ........................       4.1           2,750,701
Italy ..........................       7.2           4,826,664
Russia .........................       6.5           4,376,487
South Africa ...................      12.7           8,553,293
South Korea ....................       4.6           3,104,224
United Kingdom .................       9.3           6,207,194
United States ..................      31.5          21,111,019
                                    -------        -----------
                                     100.0%        $67,095,144
                                    =======        ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

----------------------------------------
    PORTFOLIO OF INVESTMENTS
----------------------------------------

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 94.4%
   AUSTRALIA -- 0.9%
      6,080   News Corporation Ltd. .......................... $     39,303
      6,220   Woodside Petroleum Ltd. ........................       43,361
                                                               ------------
                                                                     82,664
                                                               ------------
   BELGIUM -- 1.9%
      8,700   Dexia ..........................................      108,000
      2,310   Fortis .........................................       40,384
      1,630   Fortis .........................................       28,736
                                                               ------------
                                                                    177,120
                                                               ------------
   BRAZIL -- 0.2%
      1,350   Unibanco-Uniao de Bancos Brasileiros S.A. ......       14,782
                                                               ------------
   FINLAND -- 2.7%
     16,030   Nokia Oyj ......................................      254,840
                                                               ------------
   FRANCE -- 12.2%
      3,290   Aventis S.A. ...................................      178,832
      8,840   Axa ............................................      118,643
      2,910   BNP Paribas S.A. ...............................      118,572
      3,780   Compagnie de Saint-Gobain ......................      110,905
      2,890   Dassault Systemes S.A. .........................       62,290
        760   Imerys S.A. ....................................       96,020
      1,000   Renault S.A. ...................................       46,990
      2,860   TotalFinaElf S.A. ..............................      408,456
                                                               ------------
                                                                  1,140,708
                                                               ------------
   GERMANY -- 7.2%
      5,370   Bayer AG .......................................      115,236
      4,900   Bayerische Motoren Werke (BMW) AG ..............      148,701
      3,490   Deutsche Bank AG ...............................      160,772
      4,820   Deutsche Post AG ...............................       50,579
      3,000   Heidelberger Zement AG .........................      111,756
      1,900   Siemens AG .....................................       80,748
                                                               ------------
                                                                    667,792
                                                               ------------
   HONG KONG -- 1.2%
     13,000   Cheung Kong (Holdings) Ltd. ....................       84,601
     26,000   MTR Corporation Ltd. ...........................       27,506
                                                               ------------
                                                                    112,107
                                                               ------------
   ITALY -- 5.5%
     26,170   ENI S.p.A ......................................      416,042
     18,900   Telecom Italia S.p.A. ..........................       95,395
                                                               ------------
                                                                    511,437
                                                               ------------
   JAPAN -- 17.1%
        880   ACOM Company Ltd. ..............................       28,921
      5,000   Canon, Inc. ....................................      188,337
      4,600   Chugai Pharmaceutical Company Ltd. .............       43,802
      4,000   Fuji Photo Film Company Ltd. ...................      130,446
        700   Hirose Electric Company Ltd. ...................       53,442
      3,400   Honda Motor Company Ltd. .......................      125,777
      1,500   Hoya Corporation ...............................      105,039
      7,000   Kaneka Corporation .............................       37,457
      3,000   Kao Corporation ................................       65,855
      1,800   Murata Manufacturing Company Ltd. ..............       70,532
      2,500   Namco Ltd. .....................................       41,881
     20,000   Nikko Cordial Corporation ......................       67,414
        800   Nintendo Company Ltd. ..........................       74,762
         14   Nippon Telegraph and Telephone (NTT)
               Corporation ...................................       50,847
          5   Nippon Unipac Holding ..........................       21,699
         26   NTT DoCoMo, Inc. ...............................       47,982
      3,000   Sony Corporation ...............................      125,390
     10,000   Sumitomo Corporation ...........................       42,976
      2,300   Takeda Chemical Industries Ltd. ................       96,132
        930   Takefuji Corporation ...........................       53,682
      2,400   Terumo Corporation .............................       33,208
      3,200   Yamanouchi Pharmaceutical Company Ltd. .........       92,761
                                                               ------------
                                                                  1,598,342
                                                               ------------
   KOREA -- 2.6%
      1,420   Kookmin Bank, ADR ..............................       50,197
      2,510   KT Corporation, ADR ............................       54,090
      1,850   POSCO, ADR .....................................       45,751
        680   Samsung Electronics Company Ltd., GDR** ........       90,610
                                                               ------------
                                                                    240,648
                                                               ------------
   NETHERLANDS -- 4.3%
      6,940   ABN AMRO Holding N.V. ..........................      113,461
      6,290   Koninklijke (Royal) Philips Electronics N.V. ...      110,227
      8,200   Reed Elsevier N.V. .............................      100,245
      4,230   Wolters Kluwer N.V. ............................       73,683
                                                               ------------
                                                                    397,616
                                                               ------------
   SPAIN -- 3.1%
      6,840   Altadis S.A. ...................................      156,040
      3,310   Banco Popular Espanol S.A. .....................      135,357
                                                               ------------
                                                                    291,397
                                                               ------------
   SWEDEN -- 1.3%
     26,490   Nordea AB ......................................      116,742
                                                               ------------
   SWITZERLAND -- 7.9%
        620   Holcim Ltd., Class B ...........................      112,549
        950   Nestle S.A. ....................................      201,310
      5,360   Novartis AG ....................................      195,570
      2,390   Roche Holding AG ...............................      166,542
        632   Zurich Financial Services AG ...................       58,963
                                                               ------------
                                                                    734,934
                                                               ------------
   UNITED KINGDOM -- 26.3%
      3,490   Abbey National Plc .............................       29,104
     10,260   Allied Domecq Plc ..............................       65,576
     19,320   Aviva Plc ......................................      137,789
     43,510   BAE Systems Plc ................................       86,859
     24,080   Barclays Plc ...................................      149,252
     35,190   BG Group Plc ...................................      151,830
     14,010   Brambles Industries Plc ........................       34,284
     13,810   British Land Company Plc .......................      100,493
     10,320   Compass Group Plc ..............................       54,827
     10,060   GKN Plc ........................................       32,513
     15,260   GlaxoSmithKline Plc ............................      292,843
     12,805   National Grid Transco Plc ......................       94,107
      5,610   Reckitt Benckiser Plc ..........................      108,831
      4,350   Rio Tinto Plc ..................................       86,839
      2,310   Royal Bank of Scotland Group Plc ...............       55,337
     12,370   Schroders Plc ..................................       96,387
     10,310   Six Continents Plc .............................       83,323
     57,920   Tesco Plc ......................................      180,898

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                       INTERNATIONAL ENHANCED EAFE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- (CONTINUED)
   UNITED KINGDOM -- (CONTINUED)
      9,980   Unilever Plc ................................... $     94,956
    197,400   Vodafone Group Plc .............................      359,906
     19,070   Wolseley Plc ...................................      160,106
                                                               ------------
                                                                  2,456,060
                                                               ------------
              Total Common Stocks
                (Cost $9,680,563) ............................    8,797,189
                                                               ------------
TOTAL INVESTMENTS (COST $9,680,563*) ................  94.4%   $  8,797,189
OTHER ASSETS AND LIABILITIES (NET) ..................   5.6         523,546
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $  9,320,735
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $9,861,963.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.

The industry classification of the International Enhanced EAFE Series at December 31, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------           ------------    ------------
Aerospace/Defense ................      0.9%     $     86,859
Automotive .......................      7.1           660,456
Banks ............................     11.3         1,065,176
Broadcast, Radio and Television ..      0.4            39,303
Building & Construction ..........      3.4           320,324
Chemicals ........................      1.6           152,693
Computer Industry ................      0.7            62,290
Consumer Products ................      3.4           316,851
Diversified Operations ...........      3.4           320,689
Electronics ......................      8.3           768,984
Financial Services ...............      3.9           360,888
Food and Beverages ...............      5.4           502,611
Health Care ......................      2.3           213,870
Insurance ........................      2.8           256,432
Leisure and Entertainment ........      1.3           116,643
Manufacturing ....................      0.5            45,750
Metals/Mining ....................      1.4           130,200
Oil and Gas ......................     10.5           976,328
Paper and Forest Products ........      0.2            21,699
Pharmaceuticals ..................      9.7           904,121
Printing/Publishing ..............      1.9           173,928
Real Estate ......................      2.9           265,842
Services .........................      0.5            50,579
Telecommunications ...............      9.3           863,060
Transportation ...................      0.3            27,506
Utilities ........................      1.0            94,107
                                      ------      -----------
TOTAL INVESTMENTS ................     94.4%      $ 8,797,189
OTHER ASSETS AND LIABILITIES (Net)      5.6           523,546
                                      ------      -----------
NET ASSETS .......................    100.0%      $ 9,320,735
                                      ======      ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                        GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------------

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 89.6%
   AUSTRALIA -- 1.3%
    407,500   QBE Insurance Group Ltd. ....................... $  1,870,129
                                                               ------------
   CANADA -- 2.3%
    229,600   Bombardier, Inc., Class B(e) ...................      773,191
     46,100   Cameco Corporation(e) ..........................    1,104,095
     41,300   Encana Corporation .............................    1,275,250
                                                               ------------
                                                                  3,152,536
                                                               ------------
   DENMARK -- 1.4%
     30,800   Novo Nordisk A/S, Class B ......................      889,844
     44,200   TDC A/S ........................................    1,074,040
                                                               ------------
                                                                  1,963,884
                                                               ------------
   FINLAND -- 1.8%
     66,500   Nokia Oyj ......................................    1,057,195
     23,600   Nokia Oyj, ADR .................................      365,800
     34,800   UPM-Kymmene Oyj ................................    1,117,433
                                                               ------------
                                                                  2,540,428
                                                               ------------
   FRANCE -- 9.6%
      9,900   Aventis S.A. ...................................      538,128
     40,400   Carrefour S.A. .................................    1,798,768
     53,600   Pechiney S.A., Class A .........................    1,880,840
     40,100   Schneider Electric S.A. ........................    1,897,341
    143,600   Societe Generale, ADR ..........................    1,672,610
     30,400   Societe Generale, Class A ......................    1,770,465
      8,200   TotalFinaElf S.A. ..............................    1,171,097
     26,000   TotalFinaElf S.A., ADR .........................    1,859,000
     29,400   Valeo S.A. .....................................      922,442
                                                               ------------
                                                                 13,510,691
                                                               ------------
   GERMANY -- 3.2%
     37,800   Deutsche Bank AG ...............................    1,741,314
     43,000   Deutsche Boerse AG .............................    1,721,859
     24,600   E.ON AG, ADR ...................................    1,006,386
                                                               ------------
                                                                  4,469,559
                                                               ------------
   GREECE -- 0.8%
    111,700   Greek Organization of Football
               Prognostics ...................................    1,183,846
                                                               ------------
   IRELAND -- 2.4%
    107,100   Irish Life & Permanent Plc .....................    1,157,571
    313,600   Ryanair Holdings Plc+ ..........................    2,221,266
                                                               ------------
                                                                  3,378,837
                                                               ------------
   ISRAEL -- 1.5%
     54,600   Teva Pharmaceutical Industries Ltd., ADR .......    2,108,106
                                                               ------------
   ITALY -- 2.3%
    360,900   Banca Fideuram S.p.A. ..........................    1,696,624
    642,000   Parmalat Finanziaria S.p.A.(e) .................    1,529,261
                                                               ------------
                                                                  3,225,885
                                                               ------------
   JAPAN -- 15.0%
     17,800   Advantest Corporation ..........................      797,977
     16,400   Drake Beam Morin-Japan, Inc. ...................      602,545
     39,900   FamilyMart Company Ltd. ........................      781,726
     22,500   Fanuc Ltd. .....................................      995,407
     42,200   Ito-Yokado Company Ltd., ADR ...................    1,196,370
    114,000   Kao Corporation ................................    2,502,485
      6,900   Mabuchi Motor Company Ltd. .....................      634,937
     79,000   Mitsui Fudosan Company Ltd. ....................      512,598
    118,000   Nikko Cordial Corporation ......................      397,742
    138,000   Nomura Holdings, Inc. ..........................    1,551,293
      1,030   NTT DoCoMo, Inc. ...............................    1,900,817
     29,500   Otsuka Kagu Ltd. ...............................      464,860
    102,000   Sekisui House Ltd. .............................      722,002
     63,500   Shimano, Inc. ..................................      963,175
     52,100   Sony Corporation ...............................    2,177,601
     35,600   Tokyo Electron Ltd. ............................    1,610,954
     69,000   Toyota Motor Corporation .......................    1,854,807
     24,200   Toyota Motor Corporation, ADR(e) ...............    1,282,600
                                                               ------------
                                                                 20,949,896
                                                               ------------
   MEXICO -- 1.0%
     42,200   Telefonos de Mexico S.A. de C.V.,
               Class L, ADR ..................................    1,349,556
                                                               ------------
   NETHERLANDS -- 8.2%
    210,400   Aegon N.V. .....................................    2,706,805
     88,800   Koninklijke (Royal) Philips Electronics N.V.,
               NY Shares .....................................    1,569,984
     43,400   Royal Dutch Petroleum Company ..................    1,910,480
    100,700   Royal Dutch Petroleum Company, NY Shares .......    4,432,814
     20,800   Schlumberger Ltd. ..............................      875,472
                                                               ------------
                                                                 11,495,555
                                                               ------------
   NEW ZEALAND -- 1.1%
    644,100   Telecom Corporation of New Zealand Ltd. ........    1,526,150
                                                               ------------
   NORWAY -- 0.8%
     76,850   Norske Skogindustrier ASA ......................    1,087,120
                                                               ------------
   RUSSIA -- 0.6%
      5,600   YUKOS, ADR(e) ..................................      789,205
                                                               ------------
   SOUTH AFRICA -- 1.0%
    102,700   Gold Fields Ltd., ADR ..........................    1,433,692
                                                               ------------
   SWEDEN -- 1.9%
    167,400   ForeningsSparbanken AB .........................    1,978,830
     84,600   Swedish Match AB ...............................      665,084
                                                               ------------
                                                                  2,643,914
                                                               ------------
   SWITZERLAND -- 10.0%
     31,000   Converium Holding AG+ ..........................    1,502,144
      1,350   Givaudan S.A. ..................................      605,342
      3,310   Julius Baer Holding AG Ltd., Class B(e) ........      718,165
     12,400   Nestle S.A. ....................................    2,627,632
     70,100   Novartis AG ....................................    2,557,728
     28,900   Novartis AG, ADR(e) ............................    1,061,497
     52,300   Roche Holding AG ...............................    3,644,421
     27,800   UBS AG+ ........................................    1,351,106
                                                               ------------
                                                                 14,068,035
                                                               ------------
   TAIWAN -- 0.5%
    109,000   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ............................      768,450
                                                               ------------
   UNITED KINGDOM -- 18.2%
    349,300   Amvescap Plc ...................................    2,238,129
     57,200   Amvescap Plc, ADR(e) ...........................      720,720
    298,000   BP Plc .........................................    2,048,555
    312,100   British Sky Broadcasting Group Plc+ ............    3,210,688
    438,600   Cadbury Schweppes Plc ..........................    2,732,644
     38,200   Cadbury Schweppes Plc, ADR(e) ..................      978,302
    100,300   Imperial Tobacco Group Plc .....................    1,703,558
    242,400   London Stock Exchange Plc ......................    1,232,195
  1,404,000   mm02 Plc+ ......................................    1,000,193
      5,100   mm02 Plc, ADR+(e) ..............................       36,465
    216,200   Pearson Plc ....................................    1,999,628

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                           INTERNATIONAL EQUITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------


COMMON STOCKS -- (CONTINUED)
   UNITED KINGDOM -- (CONTINUED)
    126,200   Provident Financial Plc ........................ $  1,206,839
    107,000   Rio Tinto Plc ..................................    2,136,038
    120,800   United Business Media Plc ......................      563,986
    703,649   Vodafone Group Plc .............................    1,282,915
    128,800   Vodafone Group Plc, ADR(e) .....................    2,333,856
                                                               ------------
                                                                 25,424,711
                                                               ------------
   UNITED STATES -- 4.7%
     54,800   iShares MSCI EAFE Index Fund(e) ................    5,425,748
     24,600   iShares S&P Europe 350 Index Fund(e) ...........    1,168,008
                                                               ------------
                                                                 6,593,756
                                                               ------------
              Total Common Stocks
                (Cost $133,677,032) .......................... 125,533,941
                                                               ------------
TOTAL INVESTMENTS (COST $133,677,032*) ..............  89.6%   $125,533,941
OTHER ASSETS AND LIABILITIES (NET) ..................  10.4      14,518,692
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $140,052,633
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $134,454,508.
  +  Non-income producing security.
(e)  Securities in whole or in part on loan at December 31, 2002.

The industry classification of the International Equity Series at December 31, 2002 was as follows:

                                      % OF            VALUE
INDUSTRY CLASSIFICATION            NET ASSETS       (NOTE 1)
-----------------------           ------------    ------------
Airlines ........................       1.6%       $ 2,221,266
Automotive ......................       2.9          4,059,849
Banks ...........................       6.6          9,232,490
Broadcast, Radio and Television .       2.3          3,210,688
Building/Construction ...........       0.5            722,002
Chemicals .......................       0.4            605,342
Consumer Products ...............       2.3          3,167,569
Electronics .....................       5.8          8,073,247
Financial Services ..............       8.5         11,922,971
Food and Beverages ..............       6.9          9,666,607
Insurance .......................       4.3          6,079,078
Leisure and Entertainment .......       0.8          1,183,846
Manufacturing ...................       2.5          3,439,924
Metals/Mining ...................       4.7          6,554,665
Mutual Funds ....................       4.7          6,593,756
Oil and Gas .....................      10.3         14,361,872
Paper and Forest Products .......       1.6          2,204,553
Pharmaceuticals .................       7.7         10,799,725
Printing/Publishing .............       1.8          2,563,614
Real Estate .....................       0.4            512,598
Retail ..........................       1.7          2,442,957
Semiconductors ..................       1.7          2,379,404
Services ........................       0.4            602,545
Telecommunications ..............       8.5         11,926,987
Utilities .......................       0.7          1,006,386
                                      ------      ------------
TOTAL INVESTMENTS ...............      89.6%      $125,533,941
OTHER ASSETS AND LIABILITIES (NET)     10.4         14,518,692
                                      ------      ------------
NET ASSETS ......................     100.0%      $140,052,633
                                      ======      ============

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                         INTERNET TOLLKEEPER(SM) SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 95.4%
   COMPUTER HARDWARE -- 9.9%
     33,210   Cisco Systems, Inc.+ ...........................  $   435,051
     27,590   Dell Computer Corporation+ .....................      737,757
     55,030   EMC Corporation+ ...............................      337,884
                                                                -----------
                                                                  1,510,692
                                                                -----------
   COMPUTER SOFTWARE -- 10.6%
     11,500   Intuit, Inc.+ ..................................      539,580
     18,160   Microsoft Corporation+ .........................      938,872
      7,850   Sabre Holdings Corporation+ ....................      142,163
                                                                -----------
                                                                  1,620,615
                                                                -----------
   CONSUMER PRODUCTS -- 1.4%
      7,630   Energizer Holdings, Inc.+ ......................      212,877
                                                                -----------
   ELECTRICAL EQUIPMENT -- 6.9%
      3,040   Grainger (W.W.), Inc. ..........................      156,712
     24,850   QUALCOMM, Inc.+ ................................      904,291
                                                                -----------
                                                                  1,061,003
                                                                -----------
   FINANCIAL SERVICES -- 9.3%
     57,300   Charles Schwab Corporation .....................      621,705
     22,430   First Data Corporation .........................      794,246
                                                                -----------
                                                                  1,415,951
                                                                -----------
   INTERNET -- 3.6%
      9,610   Avocent Corporation+ ...........................      213,534
     20,600   CheckFree Corporation+ .........................      329,621
                                                                -----------
                                                                    543,155
                                                                -----------
   LEISURE AND ENTERTAINMENT -- 7.6%
     17,460   Metro-Goldwyn-Mayer, Inc.+ .....................      226,980
     23,000   Viacom, Inc., Class B+ .........................      937,480
                                                                -----------
                                                                  1,164,460
                                                                -----------
   MEDIA -- 27.5%
     36,180   AOL Time Warner, Inc.+ .........................      473,958
     62,021   Cablevision Systems New York Group,
               Class A+ ......................................    1,038,231
     18,510   Clear Channel Communications, Inc.+ ............      690,238
     20,170   Cox Communications, Inc., Class A+ .............      572,828
      8,630   EchoStar Communications Corporation,
               Class A+ ......................................      192,104
     24,170   Univision Communications, Inc., Class A+ .......      592,165
     17,010   Westwood One, Inc.+ ............................      635,494
                                                                -----------
                                                                  4,195,018
                                                                -----------
   RETAIL -- 1.0%
      5,690   Williams-Sonoma, Inc.+ .........................      154,484
                                                                -----------
   SEMICONDUCTORS -- 6.6%
     27,750   Integrated Circuit Systems, Inc.+ ..............      506,438
      8,680   Intersil Corporation, Class A+ .................      120,999
     16,810   Texas Instruments, Inc. ........................      252,318
      6,080   Xilinx, Inc.+ ..................................      125,248
                                                                -----------
                                                                  1,005,003
                                                                -----------
   SERVICES -- 5.2%
     47,610   Cendant Corporation+ ...........................      498,953
     25,710   TMP Worldwide, Inc.+ ...........................      290,780
                                                                -----------
                                                                    789,733
                                                                -----------
   TELECOMMUNICATIONS -- 5.8%
     84,880   Crown Castle International Corporation+ ........      318,300
     64,090   Liberty Media Corporation, Class A+ ............      572,965
                                                                -----------
                                                                    891,265
                                                                -----------
              Total Common Stocks
                (Cost $16,473,722) ...........................   14,564,256
                                                                -----------
TOTAL INVESTMENTS (COST $16,473,722*) ..............   95.4%    $14,564,256
OTHER ASSETS AND LIABILITIES (NET) .................    4.6         699,053
                                                      ------    -----------
NET ASSETS .........................................  100.0%    $15,263,309
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $17,640,320.
  +  Non-income producing security.

                       See Notes to Financial Statements.

-----------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    --------                                                    --------

COMMON STOCKS -- 93.5%
   AEROSPACE/DEFENSE -- 1.4%
     21,600   United Technologies Corporation ................   $1,337,904
                                                                -----------
   BANKS -- 7.7%
     20,200   Bank of America Corporation ....................    1,405,314
     58,800   Bank of New York Company, Inc. .................    1,408,848
      4,600   Comerica, Inc. .................................      198,904
     46,900   FleetBoston Financial Corporation ..............    1,139,670
     81,400   U.S. Bancorp ...................................    1,727,308
     40,900   Wachovia Corporation ...........................    1,490,396
                                                                -----------
                                                                  7,370,440
                                                                -----------
   BROADCAST, RADIO AND TELEVISION -- 3.3%
     37,817   Comcast Corporation, Class A+ ..................      891,347
     29,000   Comcast Corporation, Special Class A+ ..........      655,110
    177,739   Liberty Media Corporation, Class A+ ............    1,588,986
        900   News Corporation Ltd., ADR .....................       23,625
                                                                -----------
                                                                  3,159,068
                                                                -----------
   CHEMICALS -- 1.0%
     31,300   Dow Chemical Company ...........................      929,610
                                                                -----------
   COMPUTER INDUSTRY -- 5.0%
    104,200   3Com Corporation+ ..............................      482,446
    116,500   Hewlett-Packard Company ........................    2,022,440
      9,900   Intel Corporation ..............................      154,143
     11,100   International Business Machines
               Corporation ...................................      860,250
    415,200   Sun Microsystems, Inc.+ ........................    1,291,272
                                                                -----------
                                                                  4,810,551
                                                                -----------
   CONSUMER PRODUCTS -- 5.9%
     20,500   Fortune Brands, Inc. ...........................      953,455
     33,100   Kimberly-Clark Corporation .....................    1,571,257
     45,600   Philip Morris Companies, Inc. ..................    1,848,168
     29,700   R.J. Reynolds Tobacco Holdings, Inc. ...........    1,250,667
                                                                -----------
                                                                  5,623,547
                                                                -----------
   ELECTRONICS -- 1.2%
    308,600   Solectron Corporation+ .........................    1,095,530
                                                                -----------
   FINANCIAL SERVICES -- 13.9%
     38,200   American Express Company .......................    1,350,370
     18,200   Freddie Mac ....................................    1,074,710
     20,700   Goldman Sachs Group, Inc. ......................    1,409,670
     41,500   J.P. Morgan Chase & Company ....................      996,000
     61,800   MBNA Corporation ...............................    1,175,436
     44,700   Merrill Lynch & Company, Inc. ..................    1,696,365
     36,800   Morgan Stanley Dean Witter & Company ...........    1,469,056
     76,800   Waddell & Reed Financial, Inc., Class A ........    1,510,656
     37,800   Washington Mutual, Inc. ........................    1,305,234
     26,300   Wells Fargo & Company ..........................    1,232,681
                                                                -----------
                                                                 13,220,178
                                                                -----------
   FOOD AND BEVERAGES -- 1.1%
     21,600   General Mills, Inc. ............................    1,014,120
                                                                -----------
   HEALTH CARE -- 2.2%
     32,500   HCA, Inc. ......................................    1,348,750
     47,700   Tenet Healthcare Corporation+ ..................      782,280
                                                                -----------
                                                                  2,131,030
                                                                -----------
   HOTELS/RESORTS -- 1.1%
     33,067   MGM Mirage+ ....................................    1,090,219
                                                                -----------
   INSURANCE -- 5.0%
     27,700   American International Group, Inc. .............    1,602,445
     13,800   Hartford Financial Services Group, Inc. ........      626,934
     31,000   St. Paul Companies, Inc. .......................    1,055,550
     19,500   XL Capital Ltd., Class A .......................    1,506,375
                                                                -----------
                                                                  4,791,304
                                                                -----------
   MANUFACTURING -- 1.4%
     54,600   Honeywell International, Inc. ..................    1,310,400
                                                                -----------
   METALS/MINING -- 1.6%
     65,300   Alcoa, Inc. ....................................    1,487,534
                                                                -----------
   OIL AND GAS -- 8.9%
     26,500   BP Plc, ADR ....................................    1,077,225
     31,100   Burlington Resources, Inc. .....................    1,326,415
     12,200   ChevronTexaco Corporation ......................      811,056
     24,751   ConocoPhillips .................................    1,197,701
     35,400   Marathon Oil Corporation .......................      753,666
     24,200   Royal Dutch Petroleum Company,
               NY Shares .....................................    1,065,284
     17,800   TotalFinaElf S.A., ADR .........................    1,272,700
     43,300   Transocean, Inc. ...............................    1,004,560
                                                                -----------
                                                                  8,508,607
                                                                -----------
   PAPER AND FOREST PRODUCTS -- 1.3%
     34,800   International Paper Company ....................    1,216,956
                                                                -----------
   PHARMACEUTICALS -- 6.0%
     42,200   Pfizer, Inc. ...................................    1,290,054
     32,200   Pharmacia Corporation ..........................    1,345,960
     77,100   Schering-Plough Corporation ....................    1,711,620
     37,300   Wyeth ..........................................    1,395,020
                                                                -----------
                                                                  5,742,654
                                                                -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
     55,100   Equity Office Properties Trust .................    1,376,398
                                                                -----------
   RESTAURANTS -- 1.5%
     87,200   McDonald's Corporation .........................    1,402,176
                                                                -----------
   RETAIL -- 8.3%
     32,100   Costco Wholesale Corporation+ ..................      900,726
     45,900   Federated Department Stores, Inc.+ .............    1,320,084
     84,900   Gap, Inc. ......................................    1,317,648
     54,800   Home Depot, Inc. ...............................    1,313,008
     72,300   Safeway, Inc.+ .................................    1,688,928
     46,900   Target Corporation .............................    1,407,000
                                                                -----------
                                                                  7,947,394
                                                                -----------
   SEMICONDUCTORS -- 1.5%
     95,057   Agere Systems, Inc., Class B+ ..................      133,080
     38,000   Micron Technology, Inc.+ .......................      370,120
     62,100   National Semiconductor Corporation+ ............      932,121
                                                                -----------
                                                                  1,435,321
                                                                -----------
   TELECOMMUNICATIONS -- 11.6%
     23,380   AT&T Corporation ...............................      610,452
    256,700   AT&T Wireless Services, Inc.+ ..................    1,450,355
    131,100   Comverse Technology, Inc.+ .....................    1,313,622
  1,305,500   Lucent Technologies, Inc.+ .....................    1,644,930
    110,900   Motorola, Inc. .................................      959,285
    109,000   Nokia Oyj, ADR .................................    1,689,500
     40,200   SBC Communications, Inc. .......................    1,089,822
     58,600   Verizon Communications, Inc. ...................    2,270,750
                                                                -----------
                                                                 11,028,716
                                                                -----------

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   UTILITIES -- 1.2%
     23,200   Progress Energy, Inc. ..........................  $ 1,005,720
      9,000   Xcel Energy, Inc. ..............................       99,000
                                                                -----------
                                                                  1,104,720
                                                                -----------
              Total Common Stocks
                (Cost $108,732,203) ..........................   89,134,377
                                                                -----------
PREFERRED STOCKS -- 2.6%
   AUTOMOTIVE -- 0.7%
     15,200   Ford Motor Company Capital Trust II,
               Convertible ...................................      620,920
                                                                -----------
   BROADCAST, RADIO AND TELEVISION -- 1.9%
     81,600   News Corporation Ltd., ADR .....................    1,848,240
                                                                -----------
              Total Preferred Stocks
                (Cost $3,061,095) ............................    2,469,160
                                                                -----------
   PRINCIPAL
    AMOUNT
   --------
CONVERTIBLE BONDS -- 0.3%
   (Cost $626,516)
   BROADCAST, RADIO AND TELEVISION -- 0.3%
 $1,155,000   Charter Communications, Inc.,
               5.750% due 10/15/2005 .........................      254,100
                                                                -----------
REPURCHASE AGREEMENT -- 3.2%
   (Cost $3,039,000)
  3,039,000   Agreement with J.P. Morgan Chase & Company
               1.00% dated 12/31/2002 to be repurchased at
               $3,039,169 on 1/2/2003, collateralized by
               $2,337,000 U.S. Treasury Bond, 7.125% due
               2/15/2023 (market value $3,099,773) ...........    3,039,000
                                                                -----------
TOTAL INVESTMENTS (COST $115,458,814*) ..............  99.6%    $94,896,637
OTHER ASSETS AND LIABILITIES (NET) ..................   0.4         396,798
                                                      ------    -----------
NET ASSETS .......................................... 100.0%    $95,293,435
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $115,949,685.
  +  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------------
                                  THE GCG TRUST
                   J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 96.1%
   AEROSPACE/DEFENSE -- 2.1%
      4,650   Alliant Techsystems, Inc.+ .....................  $   289,927
                                                                -----------
   AIRLINES -- 0.4%
      2,700   Atlantic Coast Airlines Holdings, Inc.+ ........       32,481
      1,600   SkyWest, Inc. ..................................       20,912
                                                                -----------
                                                                     53,393
                                                                -----------
   APPAREL AND TEXTILES -- 0.9%
      4,500   Quiksilver, Inc.+ ..............................      119,970
                                                                -----------
   AUTOMOTIVE -- 2.1%
      2,800   BorgWarner, Inc. ...............................      141,176
      2,500   Polaris Industries, Inc. .......................      146,500
                                                                -----------
                                                                    287,676
                                                                -----------
   BANKS -- 6.8%
      6,000   Colonial BancGroup, Inc. .......................       71,580
      2,600   Commerce Bancorp, Inc. .........................      112,294
      1,500   CVB Financial Corporation ......................       38,145
      6,700   East West Bancorp, Inc. ........................      241,736
        700   Hancock Holding Company ........................       31,255
      4,000   UCBH Holdings, Inc. ............................      169,800
      6,000   United Bankshares, Inc. ........................      174,366
      3,700   Wintrust Financial Corporation .................      115,884
                                                                -----------
                                                                    955,060
                                                                -----------
   BROADCAST, RADIO AND TELEVISION -- 1.7%
      7,000   Emmis Communications Corporation,
               Class A+ ......................................      145,810
      8,700   Entravision Communications Corporation,
               Class A+ ......................................       86,826
                                                                -----------
                                                                    232,636
                                                                -----------
   BUILDING/CONSTRUCTION -- 2.8%
      1,400   Florida Rock Industries, Inc. ..................       53,270
        400   NVR, Inc.+ .....................................      130,200
      3,200   Toll Brothers, Inc.+ ...........................       64,640
      3,600   Winnebago Industries, Inc. .....................      141,228
                                                                -----------
                                                                    389,338
                                                                -----------
   CHEMICALS -- 3.7%
      5,700   Albemarle Corporation ..........................      162,165
      2,100   Cabot Microelectronics Corporation+ ............       99,120
      6,000   Georgia Gulf Corporation .......................      138,840
      5,800   Spartech Corporation ...........................      119,654
                                                                -----------
                                                                    519,779
                                                                -----------
   COMPUTER INDUSTRY -- 4.5%
      4,700   Avocent Corporation+ ...........................      104,434
      6,000   CACI International, Inc., Class A+ .............      213,840
      4,900   Hyperion Solutions Corporation+ ................      125,783
      3,900   Inter-Tel, Inc. ................................       81,549
      3,300   JDA Software Group, Inc.+ ......................       31,878
      7,100   Macromedia, Inc.+ ..............................       75,615
                                                                -----------
                                                                    633,099
                                                                -----------
   CONSUMER PRODUCTS -- 3.3%
      6,400   Church & Dwight Company, Inc. ..................      194,752
      5,200   Fossil, Inc.+ ..................................      105,768
      2,600   Harman International Industries, Inc. ..........      154,700
                                                                -----------
                                                                    455,220
                                                                -----------
   ELECTRONICS -- 5.0%
      4,700   AMETEK, Inc. ...................................      180,903
      4,500   Gentex Corporation+ ............................      142,380
      5,500   Regal-Beloit Corporation .......................      113,850
      5,300   Varian, Inc.+ ..................................      152,057
      2,000   Zebra Technologies Corporation, Class A+ .......      114,600
                                                                -----------
                                                                    703,790
                                                                -----------
   FINANCIAL SERVICES -- 2.1%
      2,800   Affiliated Managers Group, Inc.+ ...............      140,840
      5,400   Raymond James Financial, Inc. ..................      159,732
                                                                -----------
                                                                    300,572
                                                                -----------
   FOOD AND BEVERAGES -- 2.8%
      3,400   American Italian Pasta Company, Class A+ .......      122,332
      4,600   Constellation Brands, Inc., Class A+ ...........      109,066
      4,900   Performance Food Group Company+ ................      166,399
                                                                -----------
                                                                    397,797
                                                                -----------
   HEALTH CARE -- 6.9%
      4,300   Community Health Systems, Inc.+ ................       88,537
      8,600   Cooper Companies, Inc. .........................      215,172
      4,400   Coventry Health Care, Inc.+ ....................      127,732
      3,400   Henry Schein, Inc.+ ............................      153,000
      3,400   INAMED Corporation+ ............................      104,720
      3,400   Ocular Sciences, Inc.+ .........................       52,768
      4,900   Owens & Minor, Inc. ............................       80,458
      2,800   Patterson Dental Company+ ......................      122,472
        700   Respironics, Inc.+ .............................       21,302
                                                                -----------
                                                                    966,161
                                                                -----------
   HOTELS/RESORTS -- 2.2%
      9,800   Boyd Gaming Corporation+ .......................      137,690
     11,100   Extended Stay America, Inc.+ ...................      163,725
                                                                -----------
                                                                    301,415
                                                                -----------
   INSURANCE -- 3.2%
      5,200   HCC Insurance Holdings, Inc. ...................      127,920
      2,100   Hilb, Rogal and Hamilton Company ...............       85,890
        800   Markel Corporation+ ............................      164,400
      1,800   Oxford Health Plans, Inc.+ .....................       65,610
                                                                -----------
                                                                    443,820
                                                                -----------
   MANUFACTURING -- 4.3%
      2,500   Actuant Corporation, Class A+ ..................      116,125
      3,000   AptarGroup, Inc. ...............................       93,720
      4,600   Furniture Brands International, Inc.+ ..........      109,710
      4,900   IDEX Corporation ...............................      160,230
      3,500   Kennametal, Inc. ...............................      120,680
                                                                -----------
                                                                    600,465
                                                                -----------
   METALS/MINING -- 0.2%
      4,700   Century Aluminum Company .......................       34,827
                                                                -----------
   OIL AND GAS -- 5.0%
      5,000   Newfield Exploration Company+ ..................      180,250
     10,000   Pride International, Inc.+ .....................      149,000
      5,500   St. Mary Land & Exploration Company ............      137,500
      5,100   Swift Energy Company+ ..........................       49,317
      3,500   Varco International, Inc.+ .....................       60,900
      2,500   Vintage Petroleum, Inc. ........................       26,375
      3,700   XTO Energy, Inc. ...............................       91,390
                                                                -----------
                                                                    694,732
                                                                -----------

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------
                                  THE GCG TRUST
                   J.P. MORGAN FLEMING SMALL CAP EQUITY SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 5.4%
      3,700   Cambrex Corporation ............................  $   111,777
      5,800   CV Therapeutics, Inc.+ .........................      105,676
        800   Medicines Company+ .............................       12,816
      4,600   Pharmaceutical Product Development,
               Inc.+ .........................................      134,642
      7,000   Scios, Inc.+ ...................................      228,060
      6,700   STERIS Corporation+ ............................      162,475
                                                                -----------
                                                                    755,446
                                                                -----------
   PRINTING/PUBLISHING -- 1.3%
      3,600   Banta Corporation ..............................      112,572
      3,300   Consolidated Graphics, Inc.+ ...................       73,425
                                                                -----------
                                                                    185,997
                                                                -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
      2,400   Alexandria Real Estate Equities, Inc. ..........      102,240
      2,900   Chelsea Property Group, Inc. ...................       96,599
                                                                -----------
                                                                    198,839
                                                                -----------
   RESTAURANTS -- 3.6%
      6,700   AFC Enterprises, Inc.+ .........................      140,767
      4,600   Applebee's International, Inc. .................      106,678
      4,500   Cheesecake Factory, Inc.+ ......................      162,675
      3,400   Luby's, Inc.+ ..................................        9,894
      4,000   Sonic Corporation+ .............................       81,960
                                                                -----------
                                                                    501,974
                                                                -----------
   RETAIL -- 5.9%
      9,700   Chico's FAS, Inc.+ .............................      183,427
      9,900   Copart, Inc.+ ..................................      117,216
      3,900   Genesco, Inc.+ .................................       72,657
      3,500   Lithia Motors, Inc., Class A+ ..................       54,915
      4,500   O'Reilly Automotive, Inc.+ .....................      113,805
     10,700   Pier 1 Imports, Inc. ...........................      202,551
      3,300   Regis Corporation ..............................       85,767
                                                                -----------
                                                                    830,338
                                                                -----------
   SCHOOLS -- 0.8%
      2,800   Education Management Corporation+ ..............      105,280
                                                                -----------
   SEMICONDUCTORS -- 3.2%
      4,000   Asyst Technologies, Inc.+ ......................       29,400
      4,000   Brooks-PRI Automation, Inc.+ ...................       45,840
      2,200   Cymer, Inc.+ ...................................       70,950
      8,300   Integrated Circuit Systems, Inc.+ ..............      151,475
      1,700   International Rectifier Corporation+ ...........       31,382
      4,700   Varian Semiconductor Equipment
               Associates, Inc.+ .............................      111,677
                                                                -----------
                                                                    440,724
                                                                -----------
   SERVICES -- 5.9%
      3,900   EMCOR Group, Inc.+ .............................      206,739
      1,550   Fair, Isaac & Company, Inc. ....................       66,185
      2,100   IDEXX Laboratories, Inc.+ ......................       69,930
      4,700   Iron Mountain, Inc.+ ...........................      155,147
      5,600   Jacobs Engineering Group, Inc.+ ................      199,360
      6,200   School Specialty, Inc.+ ........................      123,876
                                                                -----------
                                                                    821,237
                                                                -----------
   TELECOMMUNICATIONS -- 0.9%
      7,800   CommScope, Inc.+ ...............................       61,620
      6,800   Tekelec+ .......................................       71,060
                                                                -----------
                                                                    132,680
                                                                -----------
   TRANSPORTATION -- 3.4%
      4,800   Arkansas Best Corporation+ .....................      124,709
      2,500   Landstar System, Inc.+ .........................      145,900
      9,400   Werner Enterprises, Inc. .......................      202,382
                                                                -----------
                                                                    472,991
                                                                -----------
   UTILITIES -- 3.1%
      4,900   American States Water Company ..................      113,435
      1,800   Laclede Group, Inc. ............................       43,560
      2,300   New Jersey Resources Corporation ...............       72,657
      5,400   Philadelphia Suburban Corporation ..............      111,240
      2,400   UGI Corporation ................................       89,736
                                                                -----------
                                                                    430,628
                                                                -----------
   WASTE MANAGEMENT -- 1.2%
      4,500   Waste Connections, Inc.+ .......................      173,745
                                                                -----------
              Total Common Stocks
                (Cost $14,249,704) ...........................   13,429,556
                                                                -----------
TOTAL INVESTMENTS (COST $14,249,704*) ...............  96.1%    $13,429,556
OTHER ASSETS AND LIABILITIES (NET) ..................   3.9         548,990
                                                      ------    -----------
NET ASSETS .......................................... 100.0%    $13,978,546
                                                      ======    ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $14,253,110.
  +  Non-income producing security.

                       See Notes to Financial Statements.

-------------------------------------------
    PORTFOLIO OF INVESTMENTS
-------------------------------------------

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 76.9%
   ADVERTISING -- 0.4%
     14,565   Lamar Advertising Company+ ..................... $    490,112
                                                               ------------
   AEROSPACE/DEFENSE -- 0.9%
     15,485   General Dynamics Corporation ...................    1,229,044
                                                               ------------
   AIRLINES -- 0.2%
     17,545   Southwest Airlines Company .....................      243,875
                                                               ------------
   AUTOMOTIVE -- 0.7%
     16,704   Bayerische Motoren Werke (BMW) AG ..............      506,570
     10,255   Harley-Davidson, Inc.(e) .......................      473,781
                                                               ------------
                                                                    980,351
                                                               ------------
   BANKS -- 3.1%
     26,205   Bank of America Corporation ....................    1,823,082
    104,795   U.S. Bancorp ...................................    2,223,750
                                                               ------------
                                                                  4,046,832
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 10.3%
     27,685   AOL Time Warner, Inc.+ .........................      362,674
     46,235   Clear Channel Communications, Inc.+ ............    1,724,103
     90,685   Comcast Corporation, Special Class A+ ..........    2,048,574
     56,285   Cox Communications, Inc., Class A+(e) ..........    1,598,494
     22,920   Gannett Company, Inc. ..........................    1,645,656
    367,095   Liberty Media Corporation, Class A+ ............    3,281,829
     68,573   Viacom, Inc., Class B+ .........................    2,795,036
                                                               ------------
                                                                 13,456,366
                                                               ------------
   CHEMICALS -- 1.7%
     42,015   Du Pont (E.I.) de Nemours and Company ..........    1,781,436
     11,580   International Flavors & Fragrances, Inc. .......      406,458
                                                               ------------
                                                                  2,187,894
                                                               ------------
   COMPUTER INDUSTRY -- 6.0%
     54,150   Apple Computer, Inc.+ ..........................      775,969
     69,625   Ceridian Corporation+ ..........................    1,003,992
     11,605   Electronic Arts, Inc.+ .........................      577,581
     11,210   International Business Machines
               Corporation ...................................      868,775
      6,025   Lexmark International, Inc.+ ...................      364,513
     83,290   Microsoft Corporation+ .........................    4,306,093
                                                               ------------
                                                                  7,896,923
                                                               ------------
   CONSUMER PRODUCTS -- 3.8%
     20,440   Colgate-Palmolive Company ......................    1,071,669
     82,915   Mattel, Inc. ...................................    1,587,822
     27,610   Procter & Gamble Company .......................    2,372,804
                                                               ------------
                                                                  5,032,295
                                                               ------------
   FINANCIAL SERVICES -- 9.6%
     28,765   Charles Schwab Corporation .....................      312,100
     76,740   CIT Group, Inc.(e) .............................    1,504,104
    139,499   Citigroup, Inc. ................................    4,908,970
     43,045   Fannie Mae .....................................    2,769,085
     20,755   Goldman Sachs Group, Inc.(e) ...................    1,413,415
     23,375   J.P. Morgan Chase & Company ....................      561,000
     38,190   Paychex, Inc.(e) ...............................    1,065,501
                                                               ------------
                                                                 12,534,175
                                                               ------------
   FOOD AND BEVERAGES -- 2.9%
     50,410   Anheuser-Busch Companies, Inc. .................    2,439,844
     33,440   PepsiCo, Inc. ..................................    1,411,837
                                                               ------------
                                                                  3,851,681
                                                               ------------
   HEALTH CARE -- 2.2%
     45,730   Medtronic, Inc. ................................    2,085,288
     11,235   Tenet Healthcare Corporation+ ..................      184,254
      7,820   UnitedHealth Group, Inc. .......................      652,970
                                                               ------------
                                                                  2,922,512
                                                               ------------
   HOTELS/RESORTS -- 1.9%
     45,233   Fairmont Hotels & Resorts, Inc. ................    1,065,237
     81,860   Park Place Entertainment Corporation+ ..........      687,624
     29,450   Starwood Hotels & Resorts Worldwide, Inc. ......      699,143
                                                               ------------
                                                                  2,452,004
                                                               ------------
   INSURANCE -- 8.7%
     28,095   AFLAC, Inc. ....................................      846,221
     37,838   American International Group, Inc. .............    2,188,928
      1,087   Berkshire Hathaway, Inc., Class B+ .............    2,633,801
     42,880   John Hancock Financial Services, Inc. ..........    1,196,352
     69,055   Marsh & McLennan Companies, Inc. ...............    3,191,032
     25,705   MGIC Investment Corporation(e) .................    1,061,616
     23,935   Travelers Property Casualty Corporation,
               Class B+ ......................................      350,648
                                                               ------------
                                                                 11,468,598
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 0.7%
     55,205   Walt Disney Company ............................      900,394
                                                               ------------
   MANUFACTURING -- 4.7%
     10,555   3M Company .....................................    1,301,431
    105,150   General Electric Company .......................    2,560,403
     36,750   Honeywell International, Inc. ..................      882,000
     39,365   Stanley Works ..................................    1,361,242
                                                               ------------
                                                                  6,105,076
                                                               ------------
   OIL AND GAS -- 6.3%
     32,876   ConocoPhillips .................................    1,590,870
     57,633   Encana Corporation .............................    1,792,386
    120,675   Exxon Mobil Corporation ........................    4,216,384
     16,415   Kinder Morgan, Inc. ............................      693,862
                                                               ------------
                                                                  8,293,502
                                                               ------------
   PHARMACEUTICALS -- 4.6%
     33,485   Abbott Laboratories ............................    1,339,400
     15,185   Merck & Company, Inc. ..........................      859,623
     83,695   Pfizer, Inc. ...................................    2,558,556
     35,520   Wyeth ..........................................    1,328,448
                                                               ------------
                                                                  6,086,027
                                                               ------------
   PRINTING/PUBLISHING -- 0.7%
     29,060   Valassis Communications, Inc.+ .................      855,236
                                                               ------------
   RETAIL -- 0.4%
     19,475   Target Corporation .............................      584,250
                                                               ------------
   SEMICONDUCTORS -- 1.8%
     20,920   Linear Technology Corporation ..................      538,063
     53,730   Maxim Integrated Products, Inc. ................    1,775,239
                                                               ------------
                                                                  2,313,302
                                                               ------------
   SERVICES -- 2.4%
     29,590   Accenture Ltd., Class A+(e) ....................      532,324
     33,805   Automatic Data Processing, Inc. ................    1,326,846
     55,195   USA Interactive+(e) ............................    1,261,758
                                                               ------------
                                                                  3,120,928
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                         JANUS GROWTH AND INCOME SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 1.2%
     62,485   Nokia Oyj, ADR .................................  $   968,517
     22,570   SBC Communications, Inc. .......................      611,873
                                                               ------------
                                                                  1,580,390
                                                               ------------
   TRANSPORTATION -- 0.8%
     12,865   C.H. Robinson Worldwide, Inc. ..................      401,388
     15,830   Canadian National Railway Company ..............      657,895
                                                               ------------
                                                                  1,059,283
                                                               ------------
   UTILITIES -- 0.5%
     26,640   CenterPoint Energy, Inc. .......................      602,730
                                                               ------------
   WASTE MANAGEMENT -- 0.4%
     22,680   Waste Management, Inc. .........................      519,826
                                                               ------------
              Total Common Stocks
                (Cost $112,707,087) ..........................  100,813,606
                                                               ------------
PREFERRED STOCKS -- 1.0%
   AUTOMOTIVE -- 1.0%
     41,785   General Motors Corporation, Series B,
               Convertible ...................................      965,234
        800   Porsche AG .....................................      332,434
                                                               ------------
                                                                  1,297,668
                                                               ------------
              Total Preferred Stocks
                (Cost $1,363,556) ............................    1,297,668
                                                               ------------

    PRINCIPAL
      AMOUNT
    ----------
CORPORATE BONDS -- 2.4%
   BROADCAST, RADIO AND TELEVISION -- 0.6%
   $710,000   Cox Communications, Inc.,
               7.125% due 10/01/2012 .........................      790,030
                                                               ------------
   FINANCIAL SERVICES -- 0.2%
    250,000   General Electric Capital Corporation,
               5.375% due 01/15/2003 .........................      250,250
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 0.2%
              Six Flags, Inc.:
    165,000    8.875% due 02/01/2010(e) ......................      155,925
     40,000    9.500% due 02/01/2009 .........................       38,800
                                                               ------------
                                                                    194,725
                                                               ------------
   MANUFACTURING -- 0.0% #
              Mattel, Inc.:
     15,000    6.000% due 07/15/2003 .........................       15,103
     26,000    6.125% due 07/15/2005 .........................       26,639
                                                               ------------
                                                                     41,742
                                                               ------------
   RETAIL -- 0.7%
    900,000   Wal-Mart Stores, Inc.,
               4.375% due 08/01/2003 .........................      915,306
                                                               ------------
   TELECOMMUNICATIONS -- 0.0% #
      5,000   CenturyTel, Inc.,
               8.375% due 10/15/2010 .........................        5,975
                                                               ------------
   TRANSPORTATION -- 0.3%
    385,000   Canadian National Railway,
               6.625% due 04/15/2008 .........................      434,658
                                                               ------------
   WASTE MANAGEMENT -- 0.4%
              Waste Management, Inc.:
    350,000    6.375% due 12/01/2003 .........................      356,766
    109,000    7.000% due 10/01/2004 .........................      114,161
     95,000    7.000% due 05/15/2005 .........................       99,993
                                                               ------------
                                                                    570,920
                                                               ------------
              Total Corporate Bonds
                (Cost $3,047,112) ............................    3,203,606
                                                               ------------

     PRINCIPAL                                                    VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

CONVERTIBLE BONDS -- 0.1%
   ADVERTISING -- 0.1%
   $110,000   Lamar Advertising Company,
               5.250% due 09/15/2006 .........................  $   111,375
                                                               ------------
   OIL AND GAS -- 0.0% #
     30,000   Devon Energy Corporation,
               3.820%(a) due 06/27/2020(e) ...................       15,862
                                                               ------------
              Total Convertible Bonds
                (Cost $126,142) ..............................      127,237
                                                               ------------
U.S. TREASURY OBLIGATIONS -- 6.1%
   U.S. TREASURY NOTES -- 6.1%
  1,500,000   2.250% due 07/31/2004(e) .......................    1,520,157
  2,200,000   2.875% due 06/30/2004(e) .......................    2,249,329
  1,910,000   3.000% due 01/31/2004(e) .......................    1,946,112
  2,195,000   3.500% due 11/15/2006(e) .......................    2,284,859
                                                               ------------
                                                                  8,000,457
                                                               ------------
              Total U.S. Treasury Obligations
                (Cost $7,938,930) ............................    8,000,457
                                                               ------------
COMMERCIAL PAPER -- 2.7%
   (Cost $3,499,878)
  3,500,000   General Electric Capital Corporation,
               1.250%++ due 01/02/2003 .......................    3,499,878
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 9.9%
   (Cost $12,999,729)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 9.9%
 13,000,000   0.750%++ due 01/02/2003 ........................   12,999,729
                                                               ------------
TOTAL INVESTMENTS (COST $141,682,434*) ..............  99.1%   $129,942,181
OTHER ASSETS AND LIABILITIES (NET) ..................   0.9       1,134,410
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $131,076,591
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $143,859,459.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(a)  The rate shown is the effective yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002.
  #  Amount represents less than 0.1%.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                 CONTRACTS TO RECEIVE
              -------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN     UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $     APPRECIATION
----------    ----------    -----------   ----------  -------------
02/21/2003    EUR 100,000     $102,057    $104,635       $ 2,578
                                                         -------

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                 CONTRACTS TO DELIVER
              -------------------------
EXPIRATION       LOCAL      IN EXCHANGE   VALUE IN      UNREALIZED
   DATE        CURRENCY     FOR U.S. $     U.S. $      DEPRECIATION
----------    ----------    -----------   ----------  -------------
02/21/2003    EUR 875,000     $878,587    $915,552      $(36,965)
                                                        --------
Net Unrealized Depreciation of Forward
     Foreign Currency Exchange Contracts ............   $(34,387)
                                                        ========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       EUR -- Euro
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 94.4%
   ADVERTISING -- 0.3%
     65,400   Interpublic Group of Companies, Inc. ........... $    920,832
                                                               ------------
   AEROSPACE/DEFENSE -- 1.4%
     12,600   Raytheon Company ...............................      387,450
     61,200   United Technologies Corporation ................    3,790,728
                                                               ------------
                                                                  4,178,178
                                                               ------------
   AUTOMOTIVE -- 0.6%
     65,200   AutoNation, Inc.+ ..............................      818,912
     38,100   Navistar International Corporation+(e) .........      926,211
                                                               ------------
                                                                  1,745,123
                                                               ------------
   BANKS -- 3.1%
     12,100   Bank of America Corporation ....................      841,797
    223,800   Bank One Corporation ...........................    8,179,890
      3,100   Golden West Financial Corporation ..............      222,611
                                                               ------------
                                                                  9,244,298
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 4.7%
    296,850   AOL Time Warner, Inc.+ .........................    3,888,735
    273,982   Cablevision Systems New York Group,
               Class A+(e) ...................................    4,586,459
      3,600   Comcast Corporation, Class A+ ..................       84,852
     70,100   Cox Communications, Inc., Class A+(e) ..........    1,990,840
      4,100   Entercom Communications Corporation+ ...........      192,372
     20,900   Fox Entertainment Group, Inc., Class A+(e) .....      541,937
    261,768   Liberty Media Corporation, Class A+ ............    2,340,206
     12,000   Radio One, Inc., Class D+(e) ...................      173,160
      3,500   Viacom, Inc., Class B+ .........................      142,660
     22,600   Vivendi Universal S.A., ADR(e) .................      363,182
                                                               ------------
                                                                 14,304,403
                                                               ------------
   CHEMICALS -- 1.8%
     64,600   Air Products and Chemicals, Inc. ...............    2,761,650
     22,800   Dow Chemical Company ...........................      677,160
     31,900   du Pont (E.I.) de Nemours and Company ..........    1,352,560
     36,400   NOVA Chemicals Corporation .....................      666,120
                                                               ------------
                                                                  5,457,490
                                                               ------------
   COMPUTER INDUSTRY -- 7.0%
    125,300   Amazon.com, Inc.+(e) ...........................    2,366,917
    115,100   CheckFree Corporation+(e) ......................    1,841,715
    364,000   Cisco Systems, Inc.+ ...........................    4,768,400
     60,533   Hewlett-Packard Company ........................    1,050,853
     50,800   Intel Corporation ..............................      790,956
     19,200   International Business Machines Corporation ....    1,488,000
     38,700   Macromedia, Inc.+ ..............................      412,155
     89,500   Microsoft Corporation+ .........................    4,627,150
     31,500   Network Associates, Inc.+(e) ...................      506,835
     18,700   Seagate Technology+ ............................      200,651
     18,500   Thomson Corporation ............................      494,505
    180,000   VeriSign, Inc.+(e) .............................    1,443,600
     76,100   VERITAS Software Corporation+ ..................    1,188,682
                                                               ------------
                                                                 21,180,419
                                                               ------------
   CONSUMER PRODUCTS -- 1.5%
     16,000   Avon Products, Inc.(e) .........................      861,920
     44,100   Estee Lauder Companies, Inc., Class A(e) .......    1,164,240
     24,200   Hasbro, Inc. ...................................      279,510
     56,500   Philip Morris Companies, Inc. ..................    2,289,945
                                                               ------------
                                                                  4,595,615
                                                               ------------
   ELECTRONICS -- 3.1%
    186,791   Agilent Technologies, Inc.+ ....................    3,354,766
    214,100   Applera Corporation-Applied Biosystems
               Group .........................................    3,755,314
     39,000   Emerson Electric Company .......................    1,983,150
     36,300   Polycom, Inc.+ .................................      345,576
                                                               ------------
                                                                  9,438,806
                                                               ------------
   FINANCIAL SERVICES -- 9.6%
    108,400   AmeriCredit Corporation+(e) ....................      839,016
     28,593   Citigroup, Inc. ................................    1,006,188
    130,300   Concord EFS, Inc.+ .............................    2,050,922
     26,500   Fannie Mae .....................................    1,704,745
     13,300   Goldman Sachs Group, Inc.(e) ...................      905,730
     37,100   Household International, Inc. ..................    1,031,751
    185,300   J.P. Morgan Chase & Company ....................    4,447,200
     79,400   SLM Corporation ................................    8,246,484
    224,800   Washington Mutual, Inc. ........................    7,762,344
     21,700   Wells Fargo & Company ..........................    1,017,079
                                                               ------------
                                                                 29,011,459
                                                               ------------
   FOOD AND BEVERAGES -- 2.2%
     30,200   Anheuser-Busch Companies, Inc. .................    1,461,680
     98,500   Campbell Soup Company ..........................    2,311,795
     10,004   Del Monte Foods Company+ .......................       77,029
     22,400   Heinz (H.J.) Company ...........................      736,288
     13,700   Kraft Foods, Inc., Class A(e) ..................      533,341
     35,700   PepsiCo, Inc. ..................................    1,507,254
                                                               ------------
                                                                  6,627,387
                                                               ------------
   HEALTH CARE -- 2.5%
          1   Advanced Medical Optics, Inc.+ .................           12
     63,600   Becton, Dickinson & Company ....................    1,951,884
     71,074   Guidant Corporation+ ...........................    2,192,633
     32,800   Lincare Holdings, Inc.+ ........................    1,037,136
     49,600   Medtronic, Inc. ................................    2,261,760
                                                               ------------
                                                                  7,443,425
                                                               ------------
   HOTELS/RESORTS -- 0.2%
     30,200   Starwood Hotels & Resorts Worldwide, Inc. ......      716,948
                                                               ------------
   INSURANCE -- 4.3%
     14,000   American International Group, Inc. .............      809,900
         56   Berkshire Hathaway, Inc., Class A+ .............    4,074,000
     20,700   Cincinnati Financial Corporation ...............      777,285
     26,600   Hartford Financial Services Group, Inc. ........    1,208,438
     40,000   PartnerRe Ltd. .................................    2,072,800
     53,900   PMI Group, Inc. ................................    1,619,156
     30,900   XL Capital Ltd., Class A .......................    2,387,025
                                                               ------------
                                                                 12,948,604
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 1.1%
     80,100   Carnival Corporation(e) ........................    1,998,495
     81,300   Walt Disney Company ............................    1,326,003
                                                               ------------
                                                                  3,324,498
                                                               ------------
   MANUFACTURING -- 4.1%
     26,600   American Standard Companies, Inc.+ .............    1,892,324
     19,000   Dover Corporation ..............................      554,040
    220,900   General Electric Company .......................    5,378,915
     26,200   Illinois Tool Works, Inc. ......................    1,699,332
     28,300   Ingersoll-Rand Company, Class A ................    1,218,598
     16,300   Siemens AG, ADR(e) .............................      686,719
     50,900   Tyco International Ltd. ........................      869,372
                                                               ------------
                                                                 12,299,300
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   METALS/MINING -- 0.3%
     33,500   Newmont Mining Corporation Holding
               Company(e) .................................... $    972,505
                                                               ------------
   OIL AND GAS -- 9.5%
    142,800   Baker Hughes, Inc. .............................    4,596,732
     37,700   BJ Services Company+(e) ........................    1,218,087
     11,300   ChevronTexaco Corporation ......................      751,224
    174,300   El Paso Corporation ............................    1,213,128
    152,600   Exxon Mobil Corporation ........................    5,331,844
     60,499   Kinder Morgan Management, LLC+ .................    1,911,164
         57   Kinder Morgan, Inc. ............................        2,409
     69,300   Royal Dutch Petroleum Company,
               NY Shares .....................................    3,050,586
     36,400   Schlumberger Ltd. ..............................    1,532,076
     23,500   Shell Transport & Trading Company
               Plc, ADR(e) ...................................      914,620
     40,300   Transocean, Inc. ...............................      934,960
    142,500   Unocal Corporation .............................    4,357,650
     58,400   Weatherford International Ltd.+(e) .............    2,331,912
    240,200   Williams Companies, Inc. .......................      648,540
                                                               ------------
                                                                 28,794,932
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.3%
     19,100   Bowater, Inc.(e) ...............................      801,245
                                                               ------------
   PHARMACEUTICALS -- 12.9%
    123,999   Allergan, Inc.(e) ..............................    7,144,822
    283,400   AstraZeneca Plc, ADR(e) ........................    9,944,506
     30,200   Eli Lilly and Company ..........................    1,917,700
     82,100   Forest Laboratories, Inc.+(e) ..................    8,063,862
     49,800   Millennium Pharmaceuticals, Inc.+ ..............      395,412
    377,200   Pfizer, Inc. ...................................   11,531,004
                                                               ------------
                                                                 38,997,306
                                                               ------------
   PRINTING/PUBLISHING -- 0.2%
     10,400   Knight-Ridder, Inc. ............................      657,800
                                                               ------------
   RESTAURANTS -- 0.0% #
      7,200   McDonald's Corporation .........................      115,776
                                                               ------------
   RETAIL -- 2.7%
    129,300   Lowe's Companies, Inc. .........................    4,848,750
     41,700   RadioShack Corporation(e) ......................      781,458
     31,200   Wal-Mart Stores, Inc. ..........................    1,575,912
     39,800   Williams-Sonoma, Inc.+(e) ......................    1,080,570
                                                               ------------
                                                                  8,286,690
                                                               ------------
   SEMICONDUCTORS -- 8.1%
    240,600   Altera Corporation+ ............................    2,969,004
    570,600   Applied Materials, Inc.+ .......................    7,434,918
    201,200   Applied Micro Circuits Corporation+ ............      742,428
    108,000   ASML Holding N.V.+(e) ..........................      902,880
     42,800   Broadcom Corporation, Class A+(e) ..............      644,568
      9,900   Credence Systems Corporation+ ..................       92,367
    136,700   KLA-Tencor Corporation+(e) .....................    4,835,079
     42,200   Linear Technology Corporation ..................    1,085,384
     25,100   Novellus Systems, Inc.+(e) .....................      704,808
    139,500   PMC-Sierra, Inc.+(e) ...........................      775,620
    146,700   Teradyne, Inc.+(e) .............................    1,908,567
    112,600   Xilinx, Inc.+(e) ...............................    2,319,560
                                                               ------------
                                                                 24,415,183
                                                               ------------
   SERVICES -- 4.7%
     42,100   Cadence Design Systems, Inc.+ ..................      496,359
     51,600   eBay, Inc.+(e) .................................    3,499,512
     83,100   Fluor Corporation ..............................    2,326,800
     59,800   Quintiles Transnational Corporation+(e) ........      723,580
     76,900   Robert Half International, Inc.+ ...............    1,238,859
     59,600   Sabre Holdings Corporation+ ....................    1,079,356
    100,200   TMP Worldwide, Inc.+ ...........................    1,133,262
    154,100   USA Interactive+(e) ............................    3,522,726
                                                               ------------
                                                                 14,020,454
                                                               ------------
   TELECOMMUNICATIONS -- 6.6%
     50,000   Amdocs Ltd.+ ...................................      491,000
     85,880   AT&T Corporation ...............................    2,242,327
    122,200   Corning, Inc.+(e) ..............................      404,482
     86,900   General Motors Corporation, Class H+ ...........      929,830
    318,100   JDS Uniphase Corporation+(e) ...................      785,707
    117,500   QUALCOMM, Inc.+ ................................    4,275,825
     21,500   SBC Communications, Inc. .......................      582,865
    467,200   Sprint Corporation (Fon Group)(e) ..............    6,765,056
    763,900   Sprint Corporation (PCS Group)+(e) .............    3,345,882
                                                               ------------
                                                                 19,822,974
                                                               ------------
   TRANSPORTATION -- 0.2%
     12,100   Canadian National Railway Company ..............      502,876
                                                               ------------
   UTILITIES -- 1.4%
    426,900   AES Corporation+ ...............................    1,289,238
     45,200   Duke Energy Corporation(e) .....................      883,208
     49,400   NiSource, Inc. .................................      988,000
     30,100   Pinnacle West Capital Corporation ..............    1,026,109
                                                               ------------
                                                                  4,186,555
                                                               ------------
              Total Common Stocks
                (Cost $347,410,192) ..........................  285,011,081
                                                               ------------
PREFERRED STOCKS -- 0.6%
   AUTOMOTIVE -- 0.5%
     36,700   Ford Motor Company Capital Trust II,
               Convertible ...................................    1,499,195
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 0.1%
     13,500   Equity Securities Trust I, Convertible .........      270,675
                                                               ------------
              Total Preferred Stocks
                (Cost $2,361,294) ............................    1,769,870
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
CONVERTIBLE BONDS -- 0.5%
   METALS/MINING -- 0.2%
 $  350,000   Freeport-McMoRan Copper & Gold, Inc.,
               8.250% due 01/31/2006** .......................      498,312
                                                               ------------
   TELECOMMUNICATIONS -- 0.3%
  1,150,000   Nextel Communications, Inc.,
               4.750% due 07/01/2007 .........................      964,563
                                                               ------------
              Total Convertible Bonds
                (Cost $1,105,208) ............................    1,462,875
                                                               ------------
TOTAL INVESTMENTS (COST $350,876,694*) ..............  95.5%   $288,243,826
OTHER ASSETS AND LIABILITIES (NET) ..................   4.5      13,476,156
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $301,719,982
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $354,456,959.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.
  #  Amount represents less than 0.1%.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2002

      PRINCIPAL                                                   VALUE
       AMOUNT                                                   (NOTE 1)
      --------                                                  --------

ASSET BACKED SECURITIES -- 1.8%
$   811,295   Garanti Trade Payment Rights Master Trust,
               10.810% due 06/15/2004** ...................... $    821,863
 10,000,000   World Omni Auto Receivables Trust,
               4.050% due 07/15/2009 .........................   10,448,063
                                                               ------------
              Total Asset Backed Securities
                (Cost $11,160,824) ...........................   11,269,926
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
   (Cost $4,909,167)
  4,695,393   Nationslink Funding Corporation,
               6.001% due 08/20/2030 .........................    5,048,637
                                                               ------------
CORPORATE BONDS -- 43.6%
   AEROSPACE/DEFENSE -- 1.2%
  3,000,000   Northrop Grumman Corporation,
               8.625% due 10/15/2004 .........................    3,261,255
              Raytheon Company:
  1,500,000    5.700% due 11/01/2003 .........................    1,529,828
  2,500,000    7.900% due 03/01/2003 .........................    2,517,040
                                                               ------------
                                                                  7,308,123
                                                               ------------
   AUTOMOTIVE -- 1.1%
  2,000,000   DaimlerChrysler NA Holding Corporation,
               6.400% due 05/15/2006(e) ......................    2,157,552
              TRW, Inc.:
  2,000,000    6.625% due 06/01/2004 .........................    2,079,388
  2,000,000    7.625% due 03/15/2006 .........................    2,218,576
                                                               ------------
                                                                  6,455,516
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.3%
  1,000,000   AOL Time Warner, Inc.,
               6.150% due 05/01/2007(e) ......................    1,040,003
  2,000,000   Clear Channel Communications, Inc.,
               6.000% due 11/01/2006(e) ......................    2,129,020
  1,000,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 .........................    1,081,813
  2,190,000   TCI Communications, Inc.,
               8.650% due 09/15/2004 .........................    2,352,213
  3,000,000   Time Warner Entertainment Company,
               7.250% due 09/01/2008(e) ......................    3,258,783
              Viacom, Inc.:
  2,000,000    5.625% due 05/01/2007(e) ......................    2,185,246
  2,000,000    7.750% due 06/01/2005 .........................    2,241,952
                                                               ------------
                                                                 14,289,030
                                                               ------------
   BUILDING/CONSTRUCTION -- 0.3%
  2,000,000   Masco Corporation,
               6.000% due 05/03/2004 .........................    2,088,470
                                                               ------------
   CHEMICALS -- 0.3%
  2,000,000   Chevron Phillips Chemical Company LLC,
               5.375% due 06/15/2007 .........................    2,097,984
                                                               ------------
   COMMUNICATIONS -- 2.1%
  2,000,000   Ameritech Capital Funding,
               7.500% due 04/01/2005 .........................    2,213,498
  2,000,000   AT&T Corporation,
               6.375% due 03/15/2004(e) ......................    2,050,732
  1,000,000   AT&T Wireless Services, Inc.,
               7.350% due 03/01/2006 .........................    1,030,863
  1,000,000   Citizens Communications Company,
               6.375% due 08/15/2004 .........................    1,025,049
    965,000   Sprint Capital Corporation,
               6.000% due 01/15/2007 .........................      912,887
$ 4,000,000   Verizon Global Funding Corporation,
               6.125% due 06/15/2007(e) ......................    4,393,156
  1,435,000   Verizon Wireless Capital LLC,
               5.375% due 12/15/2006 .........................    1,500,719
                                                               ------------
                                                                 13,126,904
                                                               ------------
   CONSUMER PRODUCTS -- 1.6%
              Philip Morris Companies, Inc.:
  1,000,000    6.375% due 02/01/2006 .........................    1,075,008
  2,000,000    7.200% due 02/01/2007(e) ......................    2,211,638
  2,000,000   Procter & Gamble Company,
               6.600% due 12/15/2004(e) ......................    2,181,278
              R.J. Reynolds Tobacco Holdings, Inc.:
  1,000,000    6.500% due 06/01/2007 .........................    1,044,318
  3,000,000    7.375% due 05/15/2003 .........................    3,036,897
                                                               ------------
                                                                  9,549,139
                                                               ------------
   FINANCE, INSURANCE AND REAL ESTATE -- 18.6%
  3,000,000   AIG SunAmerica Global Financing V,
               5.200% due 05/10/2004**(e) ....................    3,127,626
  3,000,000   AIG SunAmerica Global Financing XII,
               5.300% due 05/30/2007**(e) ....................    3,236,676
  2,000,000   Allstate Corporation,
               5.375% due 12/01/2006 .........................    2,132,070
  2,000,000   Allstate Financial Global Funding,
               7.125% due 09/26/2005** .......................    2,232,144
  5,000,000   Bank of America Corporation,
               5.250% due 02/01/2007(e) ......................    5,389,485
  2,000,000   Boeing Capital Corporation,
               5.750% due 02/15/2007 .........................    2,115,182
  2,000,000   Caterpillar Financial Services Corporation,
               5.950% due 05/01/2006 .........................    2,164,304
  1,500,000   CIT Group, Inc.,
               5.625% due 05/17/2004 .........................    1,542,541
              Citigroup, Inc.:
  4,000,000    5.000% due 03/06/2007(e) ......................    4,273,036
  2,000,000    5.500% due 08/09/2006 .........................    2,161,996
  2,500,000   Countrywide Home Loans, Inc.,
               4.250% due 12/19/2007 .........................    2,533,050
  4,000,000   Credit Suisse First Boston USA, Inc.,
               5.750% due 04/15/2007(e) ......................    4,285,988
              EOP Operating L.P.:
    750,000    6.500% due 01/15/2004 .........................      774,935
  1,000,000    6.500% due 06/15/2004 .........................    1,042,781
  2,000,000    7.375% due 11/15/2003 .........................    2,081,450
  3,000,000   First Union Corporation,
               7.550% due 08/18/2005(e) ......................    3,382,197
              Ford Motor Credit Company:
  5,000,000    1.600%+++ due 03/17/2003 ......................    4,992,935
  2,000,000    6.500% due 01/25/2007(e) ......................    1,977,170
              General Electric Capital Corporation:
  1,000,000    5.000% due 06/15/2007 .........................    1,059,903
  3,000,000    5.350% due 03/30/2006 .........................    3,218,451
              General Motors Acceptance Corporation:
  5,000,000    2.070%+++ due 11/07/2003 ......................    4,930,545
  1,000,000    6.125% due 08/28/2007(e) ......................    1,012,882
  6,000,000   Goldman Sachs Group, Inc.,
               7.625% due 08/17/2005(e) ......................    6,770,628
              Household Finance Corporation:
    150,000    5.750% due 01/30/2007(e) ......................      157,134
  1,200,000    6.375% due 11/27/2012(e) ......................    1,255,019
  1,500,000   International Bank for Reconstruction
               and Development,
               4.000% due 01/10/2005(e) ......................    1,567,106

                       See Notes to Financial Statements.

------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2002

      PRINCIPAL                                                   VALUE
       AMOUNT                                                   (NOTE 1)
      --------                                                  --------

CORPORATE BONDS -- (CONTINUED)
   FINANCE, INSURANCE AND REAL ESTATE -- (CONTINUED)
$ 4,000,000   J.P. Morgan Chase & Company,
               5.250% due 05/30/2007 ......................... $  4,232,880
  2,000,000   KfW International Finance, Inc.,
               2.500% due 10/17/2005 .........................    2,013,912
  3,000,000   Marsh & McLennan Companies, Inc.,
               5.375% due 03/15/2007 .........................    3,223,251
  2,000,000   Merrill Lynch & Company,
               7.080% due 10/03/2005 .........................    2,217,306
  4,000,000   Morgan Stanley Dean Witter & Company,
               5.800% due 04/01/2007 .........................    4,343,056
  2,000,000   New Plan Excel Realty Trust,
               5.875% due 06/15/2007 .........................    2,096,826
  2,575,000   NiSource Finance Corporation,
               7.625% due 11/15/2005 .........................    2,691,199
  1,500,000   Northern Trust Capital I,
               2.295%+++ due 01/15/2027 ......................    1,358,412
    350,000   Paine Webber Group, Inc.,
               2.445%+++ due 07/24/2003 ......................      350,763
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 .........................    3,192,138
  1,000,000   Salomon Smith Barney Holdings, Inc.,
               6.500% due 02/15/2008 .........................    1,119,806
  2,000,000   Simon Property Group L.P.,
               6.375% due 11/15/2007 .........................    2,165,626
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 .........................    3,120,924
  2,000,000   Union Planters Bank,
               5.125% due 06/15/2007 .........................    2,132,848
  3,000,000   Washington Mutual, Inc.,
               7.500% due 08/15/2006(e) ......................    3,376,080
              Wells Fargo & Company:
  4,000,000    4.875% due 06/12/2007(e) ......................    4,260,628
  2,000,000    5.250% due 12/01/2007 .........................    2,161,340
                                                               ------------
                                                                113,474,229
                                                               ------------
   FOOD AND BEVERAGES -- 1.9%
  2,000,000   General Mills, Inc.,
               5.125% due 02/15/2007 .........................    2,126,832
  2,000,000   Kellogg Company,
               6.000% due 04/01/2006 .........................    2,169,468
  3,000,000   Kraft Foods, Inc.,
               5.250% due 06/01/2007 .........................    3,243,558
  2,000,000   PepsiAmericas, Inc.,
               3.875% due 09/12/2007 .........................    2,034,414
  2,000,000   Tyson Foods, Inc.,
               7.250% due 10/01/2006 .........................    2,224,366
                                                               ------------
                                                                 11,798,638
                                                               ------------
   HEALTH CARE -- 0.9%
  3,000,000   Tenet Healthcare Corporation,
               5.000% due 07/01/2007 .........................    2,718,186
  2,300,000   WellPoint Health Networks, Inc.,
               6.375% due 06/15/2006 .........................    2,511,034
                                                               ------------
                                                                  5,229,220
                                                               ------------
   HOTELS/RESORTS -- 0.7%
  3,000,000   Marriott International,
               8.125% due 04/01/2005 .........................    3,265,914
  1,000,000   MGM Mirage, Inc.,
               6.950% due 02/01/2005 .........................    1,032,875
                                                               ------------
                                                                  4,298,789
                                                               ------------
   MANUFACTURING -- 0.5%
$ 3,000,000   Ingersoll-Rand Company,
               5.750% due 02/14/2003 .........................    3,012,048
                                                               ------------
   METALS/MINING -- 0.8%
  5,000,000   Alcoa, Inc.,
               1.700%+++ due 12/06/2004(e) ...................    5,015,685
                                                               ------------
   OIL AND GAS -- 1.9%
  3,000,000   ConocoPhillips,
               3.625% due 10/15/2007**(e) ....................    3,028,731
  1,000,000   Kinder Morgan Energy Partners L.P.,
               5.350% due 08/15/2007 .........................    1,047,472
  3,000,000   Louis Dreyfus Natural Gas Corporation,
               9.250% due 06/15/2004 .........................    3,220,656
  2,000,000   Northern Border Pipeline Company,
               6.250% due 05/01/2007 .........................    2,100,226
  2,000,000   Ocean Energy, Inc.,
               4.375% due 10/01/2007 .........................    2,031,720
                                                               ------------
                                                                 11,428,805
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.5%
  3,000,000   Weyerhaeuser Company,
               5.500% due 03/15/2005 .........................    3,142,080
                                                               ------------
   PHARMACEUTICALS -- 0.9%
  2,000,000   Pfizer, Inc.,
               3.625% due 11/01/2004(e) ......................    2,062,382
  3,000,000   Wyeth,
               6.250% due 03/15/2006 .........................    3,261,705
                                                               ------------
                                                                  5,324,087
                                                               ------------
   RETAIL -- 1.0%
  3,000,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 .........................    3,076,512
  3,000,000   Safeway, Inc.,
               3.625% due 11/05/2003 .........................    3,023,556
                                                               ------------
                                                                  6,100,068
                                                               ------------
   SERVICES -- 0.7%
  3,000,000   Canadian Pacific Ltd.,
               6.875% due 04/15/2003 .........................    3,039,408
  1,000,000   FedEx Corporation,
               6.625% due 02/12/2004 .........................    1,043,517
                                                               ------------
                                                                  4,082,925
                                                               ------------
   TRANSPORTATION -- 0.7%
  4,000,000   Union Pacific Corporation,
               6.790% due 11/09/2007 .........................    4,560,052
                                                               ------------
   UTILITIES -- 5.2%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 .........................    3,216,681
  3,000,000   Boston Edison Company,
               2.275%+++ due 10/15/2005 ......................    3,001,755
  1,000,000   Centerior Energy Corporation,
               7.670% due 07/01/2004 .........................    1,042,801
  2,000,000   Constellation Energy Group, Inc.,
               6.350% due 04/01/2007(e) ......................    2,105,050
              Dominion Resources, Inc.:
  2,000,000    7.600% due 07/15/2003 .........................    2,046,854
  2,000,000    7.625% due 07/15/2005 .........................    2,195,558
  1,000,000   Duke Energy Field Services Corporation,
               7.500% due 08/16/2005 .........................    1,054,879
  3,000,000   Kinder Morgan, Inc.,
               6.650% due 03/01/2005 .........................    3,189,360

                       See Notes to Financial Statements.

------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                                DECEMBER 31, 2002

      PRINCIPAL                                                   VALUE
       AMOUNT                                                   (NOTE 1)
      --------                                                  --------

CORPORATE BONDS -- (CONTINUED)
   UTILITIES -- (CONTINUED)
$ 2,000,000   Niagara Mohawk Power Corporation,
               5.375% due 10/01/2004 ......................... $  2,078,268
  2,000,000   Pepco Holdings, Inc.,
               5.500% due 08/15/2007 .........................    2,090,280
  2,000,000   PPL Electric Utilities,
               5.875% due 08/15/2007 .........................    2,182,464
  4,000,000   Progress Energy, Inc.,
               6.550% due 03/01/2004 .........................    4,158,680
  3,000,000   Sempra Energy,
               6.800% due 07/01/2004 .........................    3,126,399
                                                               ------------
                                                                 31,489,029
                                                               ------------
   WASTE MANAGEMENT -- 0.4%
  2,500,000   Waste Management, Inc.,
               7.000% due 10/01/2004 .........................    2,618,360
                                                               ------------
              Total Corporate Bonds
                (Cost $256,449,595) ..........................  266,489,181
                                                               ------------
SOVEREIGN ISSUES -- 0.4%
   (Cost $1,998,656)
   FINLAND -- 0.4%
  2,000,000   Republic of Finland,
               4.750% due 03/06/2007 .........................    2,159,416
                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.6%
   FEDERAL HOME LOAN BANK (FHLB) -- 5.7%
  7,500,000   3.250% due 08/15/2005(e) .......................    7,731,345
  5,000,000   4.125% due 01/14/2005(e) .......................    5,229,615
  8,000,000   4.625% due 04/15/2005(e) .......................    8,490,112
  8,000,000   4.875% due 04/16/2004(e) .......................    8,351,888
  5,000,000   5.250% due 02/13/2004 ..........................    5,213,380
                                                               ------------
                                                                 35,016,340
                                                               ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 11.7%
 12,000,000   2.875% due 09/26/2005 ..........................   12,088,560
 10,000,000   3.000% due 07/15/2004(e) .......................   10,221,530
 12,500,000   3.250% due 01/15/2004(e) .......................   12,748,950
 12,500,000   4.500% due 08/15/2004(e) .......................   13,078,050
     44,443   4.823%+++ due 07/01/2024 .......................       45,750
  2,500,000   5.000% due 05/15/2004 ..........................    2,620,572
  6,000,000   5.250% due 02/15/2004 to 01/15/2006(e) .........    6,478,801
  3,000,000   5.500% due 07/15/2006(e) .......................    3,300,459
      1,736   5.875%+++ due 01/01/2017 .......................        1,796
  5,000,000   6.875% due 01/15/2005 ..........................    5,504,730
  5,000,000   7.000% due 07/15/2005(e) .......................    5,612,295
                                                               ------------
                                                                 71,701,493
                                                               ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 0.3%
    848,370   6.000% due 06/01/2011 to 04/01/2013 ............      893,833
    363,373   6.500% due 11/01/2010 to 03/01/2013 ............      385,634
    159,575   7.000% due 10/01/2010 ..........................      170,119
    109,484   7.500% due 04/01/2011 ..........................      116,851
     52,961   8.000% due 09/01/2026 ..........................       57,266
    161,496   9.000% due 09/01/2024 to 01/01/2025 ............      179,581
                                                               ------------
                                                                  1,803,284
                                                               ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 19.4%
 10,000,000   3.500% due 09/15/2004(e) .......................   10,313,470
  2,000,000   3.875% due 03/15/2005(e) .......................    2,090,554
     50,147   4.609% due 12/01/2017 ..........................       51,524
 13,500,000   4.750% due 03/15/2004 ..........................   14,044,171
 13,000,000   5.125% due 02/13/2004(e) .......................   13,548,106
 23,500,000   5.500% due 02/15/2006 to 05/02/2006(e) .........   25,512,474
 10,000,000   5.750% due 06/15/2005 ..........................   10,910,660
$12,535,984   6.000% due 12/15/2005 to 10/01/2016(e) .........   13,618,310
 14,305,724   6.500% due 04/01/2011 to 04/01/2032 ............   14,993,332
 10,063,520   7.000% due 07/15/2005 to 10/01/2032(e) .........   11,075,725
    149,628   7.500% due 08/01/2027 ..........................      159,500
  1,990,240   8.000% due 04/01/2025 to 10/01/2032 ............    2,075,289
     26,610   8.500% due 03/01/2004 to 08/01/2006 ............       28,455
                                                               ------------
                                                                118,421,750
                                                               ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.5%
    563,052   6.000% due 12/15/2008 to 04/15/2013 ............      597,261
    159,112   6.500% due 02/15/2013 ..........................      169,178
  6,854,850   7.000% due 03/15/2031 to 07/15/2031 ............    7,268,953
    256,400   7.500% due 01/15/2024 to 07/15/2027 ............      274,694
    313,566   8.000% due 05/15/2017 to 07/15/2017 ............      344,308
     56,597   8.500% due 07/15/2026 ..........................       61,907
     20,313   9.000% due 12/15/2026 ..........................       22,527
     73,016   9.500% due 03/15/2020 to 07/15/2021 ............       82,301
      4,231   10.000% due 04/15/2020 .........................        4,874
                                                               ------------
                                                                  8,826,003
                                                               ------------
              Total U.S. Government Agency Obligations
                (Cost $229,220,488) ..........................  235,768,690
                                                               ------------
U.S. TREASURY OBLIGATIONS -- 8.7%
   U.S. TREASURY BONDS -- 0.2%
  1,102,000   5.375% due 02/15/2031(e) .......................    1,201,697
                                                               ------------
   U.S. TREASURY NOTES -- 8.5%
  3,765,000   1.875% due 09/30/2004(e) .......................    3,792,503
 14,945,000   2.125% due 08/31/2004 to 10/31/2004(e) .........   15,115,207
    412,000   3.000% due 11/15/2007(e) .......................      417,086
  1,450,000   3.250% due 05/31/2004(e) .......................    1,489,083
  1,860,000   3.375% due 04/30/2004(e) .......................    1,910,933
    970,000   4.000% due 11/15/2012(e) .......................      984,020
  5,500,000   4.625% due 05/15/2006(e) .......................    5,933,560
    950,000   5.500% due 02/15/2008(e) .......................    1,072,164
  5,000,000   5.625% due 02/15/2006(e) .......................    5,538,285
  3,020,000   5.750% due 11/15/2005(e) .......................    3,339,344
  1,000,000   5.875% due 11/15/2004(e) .......................    1,080,352
  4,000,000   6.500% due 08/15/2005(e) .......................    4,475,316
  1,000,000   6.750% due 05/15/2005(e) .......................    1,115,196
  5,000,000   7.500% due 02/15/2005(e) .......................    5,608,205
                                                               ------------
                                                                 51,871,254
                                                               ------------
              Total U.S. Treasury Obligations
                (Cost $51,745,929) ...........................   53,072,951
                                                               -----------
REPURCHASE AGREEMENT -- 5.0%
   (Cost $30,697,000)
 30,697,000   Agreement with Morgan Stanley Dean Witter
               & Company 1.230% dated 12/31/2002
               to be repurchased at $30,699,098
               on 01/02/2003, collaterized by $27,460,000
               Federal National Mortgage Association
               3.000% to 6.625% due 06/15/2004 to
               11/15/2010 (market value $31,784,333) ......... $ 30,697,000
                                                               ------------
TOTAL INVESTMENTS (COST $586,181,659*) .............   98.9%   $604,505,801
OTHER ASSETS AND LIABILITIES (NET) .................    1.1       6,756,380
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $611,262,181
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $586,368,697.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+++  Floating rate security. Rate shown is in effect at 12/31/2002.
(e)  Securities in whole or in part on loan at December 31, 2002.

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2002

    PRINCIPAL                                                     VALUE
     AMOUNT                                                      (NOTE 1)
    --------                                                     --------

CERTIFICATES OF DEPOSIT -- 21.3%
              ABN AMRO Bank, NA:
$11,000,000    1.340% due 01/13/2003 ....................... $   11,000,036
 10,000,000    1.360% due 02/05/2003 .......................     10,000,191
              Barclays Bank Plc:
 11,000,000    1.320% due 02/10/2003 .......................     11,000,000
 11,000,000    1.340% due 01/13/2003 .......................     10,999,962
              Canadian Imperial Bank Commerce, NY:
 13,500,000    1.370% due 04/28/2003 .......................     13,500,416
 12,000,000    1.680% due 03/06/2003 .......................     11,999,935
              Chase Manhatten Bank USA, NA:
 12,000,000    1.650% due 02/04/2003 .......................     12,000,000
 11,000,000    1.680% due 02/10/2003 .......................     10,998,990
 11,000,000   Deutche Bank AG,
               1.330% due 02/12/2003 .......................     11,000,128
 10,000,000   Lloyds TSB Bank Plc, NY,
               2.525% due 04/02/2003 .......................     10,000,246
 10,000,000   Rabobank Nederland N.V., NY,
               2.850% due 03/24/2003 .......................      9,999,115
              Royal Bank of Scotland, NY:
 14,000,000    1.810% due 11/03/2003 .......................     14,000,000
 18,000,000    2.700% due 04/22/2003 .......................     18,007,768
              Southtrust Bank, NA:
 11,000,000    1.380% due 05/07/2003 .......................     11,000,000
 20,000,000    1.750% due 02/05/2003 .......................     20,000,724
              State Street Bank & Trust:
 12,000,000    1.760% due 02/03/2003 .......................     12,000,000
 14,000,000    1.770% due 12/05/2003 .......................     14,000,000
 10,000,000    2.200% due 07/08/2003 .......................     10,000,000
 11,000,000   Toronto Dominion Bank, NY,
               1.650% due 01/10/2003 .......................     10,999,804
                                                             --------------
              Total Certificates Of Deposit
                (Cost $232,507,315) ........................    232,507,315
                                                             --------------
CORPORATE DEBT SECURITIES -- 32.8%
   COMMUNICATIONS -- 1.4%
 10,000,000   BellSouth Corporation,
               4.105%+++ due 04/26/2003** ..................     10,044,317
  5,000,000   BellSouth Telecommunications, Inc.,
               1.819%+++ due 07/03/2003 ....................      5,000,000
                                                             --------------
                                                                 15,044,317
                                                             --------------
   DEPOSITORY INSTITUTIONS -- 17.3%
 10,000,000   Bank of America, NA,
               2.250% due 01/31/2003 .......................     10,000,000
              Bank One Corporation:
  7,000,000    1.545%+++ due 02/18/2003 ....................      7,001,489
 10,950,000    1.620%+++ due 02/14/2003 ....................     10,953,107
              Bank One NA Illinois:
 10,000,000    1.351%+++ due 06/10/2003 ....................      9,998,681
 10,000,000    1.490%+++ due 09/17/2003 ....................     10,008,890
 10,000,000    1.540%+++ due 04/07/2003 ....................     10,003,394
  6,000,000    1.940%+++ due 04/28/2003 ....................      6,003,271
  5,000,000   Chase Manhatten Corporation,
               1.548%+++ due 02/13/2003 ....................      5,001,110
              Citigroup, Inc.:
 16,000,000    1.500%+++ due 05/30/2003 ....................     16,005,991
 15,000,000    1.893%+++ due 07/17/2003 ....................     15,011,514
  7,000,000   Dexia Bank, NY,
               1.330%+++ due 03/25/2003 ....................      6,999,227
  8,000,000   First Union National Bank,
               1.490%+++ due 05/29/2003 ....................      8,007,895
              Fleet National Bank:
 13,000,000    1.560%+++ due 03/06/2003 ....................     13,004,076
  7,750,000    1.960%+++ due 07/31/2003 ....................      7,759,918
$ 6,000,000   Morgan Guaranty Trust Company,
               1.545%+++ due 06/30/2003 ....................      6,004,328
  7,000,000   Wells Fargo & Company,
               1.421%+++ due 01/02/2004 ....................      7,000,000
              Wells Fargo Bank, NA:
 17,000,000    1.359%+++ due 01/21/2003 ....................     17,000,000
 11,000,000    1.359%+++ due 11/24/2003 ....................     11,000,000
 12,000,000    1.680% due 04/01/2003 .......................     12,000,877
                                                             --------------
                                                                188,763,768
                                                             --------------
   PERSONAL CREDIT INSTITUTIONS -- 10.6%
              American Honda Finance:
 12,000,000    1.803%+++ due 01/17/2003** ..................     12,000,114
 14,000,000    1.810%+++ due 04/21/2003** ..................     14,000,684
 10,000,000   Associates Corporation, NA,
               1.860%+++ due 05/08/2003 ....................     10,008,881
  5,500,000   Fannie Mae,
               1.600% due 12/24/2003 .......................      5,500,000
              Federal Home Loan Bank:
 15,000,000    1.850% due 11/10/2003 .......................     15,000,000
 14,000,000    2.000% due 11/14/2003 .......................     14,000,000
              General Electric Capital Corporation:
 10,000,000    1.419%+++ due 03/24/2003 ....................     10,000,672
  6,000,000    1.464%+++ due 02/09/2004 ....................      6,000,000
 10,000,000    1.898%+++ due 10/22/2003 ....................     10,013,015
 20,000,000   Toyota Motor Credit Corporation,
               1.370%+++ due 01/16/2004 ....................     20,000,000
                                                             --------------
                                                                116,523,366
                                                             --------------
   SECURITY BROKERS -- 3.5%
 11,000,000   Goldman Sachs Group, Inc.,
               1.992%+++ due 04/03/2003 ....................     11,006,534
  5,000,000   Goldman Sachs Group, LP,
               5.900% due 01/15/2003 .......................      5,007,644
              Merrill Lynch & Company:
  9,830,000    1.550%+++ due 06/24/2003 ....................      9,834,244
  8,000,000    1.987%+++ due 08/01/2003 ....................      8,015,567
  5,000,000   Morgan Stanley Dean Witter & Company,
               1.940%+++ due 04/07/2003 ....................      5,002,159
                                                             --------------
                                                                 38,866,148
                                                             --------------
              Total Corporate Debt Securities
                (Cost $359,197,599) ........................    359,197,599
                                                             --------------
COMMERCIAL PAPER -- 29.6%
   ASSET BACKED SECURITIES -- 10.7%
 10,000,000   Corporate Asset Funding Company,
               1.320%++ due 01/24/2003** ...................      9,991,567
              Delaware Funding Corporation:
 11,000,000    1.330%++ due 01/27/2003** ...................     10,989,434
 10,000,000    1.350%++ due 01/06/2003** ...................      9,998,125
              Edison Asset Securitization, LLC:
 11,000,000    1.330%++ due 02/20/2003** ...................     10,979,681
 10,000,000    1.720%++ due 02/12/2003** ...................      9,979,933
 10,000,000   Enterprise Funding Corporation,
               1.340%++ due 01/07/2003** ...................      9,997,767
 11,000,000   Park Avenue Receivables Corporation,
               1.320%++ due 01/14/2003** ...................     10,994,757
              Preferred Receivables Funding Corporation:
 10,000,000    1.330%++ due 01/30/2003** ...................      9,989,286
 11,000,000    1.350%++ due 01/08/2003** ...................     10,997,112
              Windmill Funding Corporation:
 11,000,000    1.700%++ due 01/08/2003** ...................     10,996,364
 12,000,000    1.760%++ due 02/19/2003** ...................     11,971,253
                                                             --------------
                                                                116,885,279
                                                             --------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                                DECEMBER 31, 2002

    PRINCIPAL                                                     VALUE
     AMOUNT                                                      (NOTE 1)
    --------                                                     --------

COMMERCIAL PAPER -- (CONTINUED)
   DEPOSITORY INSTITUTIONS -- 4.1%
              HBOS Treasury Services Plc:
$12,150,000    1.320%++ due 02/05/2003 ..................... $   12,134,408
 11,000,000    1.340%++ due 03/10/2003 .....................     10,999,979
 11,000,000    1.770%++ due 03/03/2003 .....................     11,003,991
 11,000,000   Svenska Handelsbanken AB,
               1.340%++ due 01/10/2003 .....................     10,996,315
                                                             --------------
                                                                 45,134,693
                                                             --------------
   FINANCIAL SERVICES -- 1.1%
 12,000,000   Nestle Capital Corporation,
               1.690%++ due 02/18/2003** ...................     11,972,960
                                                             --------------
   PERSONAL CREDIT INSTITUTIONS -- 1.0%
 11,000,000   Household Finance Corporation,
               1.560%++ due 01/29/2003 .....................     10,986,653
                                                             --------------
   SECURITY BROKERS -- 12.7%
              Credit Suisse First Boston, Inc.:
 11,000,000    1.350%++ due 01/14/2003** ...................     10,994,637
 11,000,000    1.370%++ due 01/27/2003** ...................     10,989,116
 13,000,000    1.730%++ due 01/09/2003** ...................     12,995,002
              Goldman Sachs Group, Inc.:
 11,000,000    1.350% due 09/26/2003 .......................     11,000,000
 11,000,000    1.604%++ due 08/01/2003 .....................     11,000,000
 12,000,000    1.750%++ due 02/20/2003 .....................     11,970,833
 11,000,000   J. P. Morgan Chase & Company,
               1.720%++ due 01/22/2003 .....................     10,988,963
              Merrill Lynch & Company, Inc.:
 11,000,000    1.670%++ due 02/07/2003 .....................     10,981,120
 13,000,000    1.700%++ due 01/24/2003 .....................     12,985,881
 11,000,000    1.710%++ due 01/16/2003 .....................     10,992,163
              Morgan Stanley Dean Witter & Company:
 11,000,000    1.340%++ due 01/21/2003 .....................     10,991,811
 13,000,000    1.750%++ due 01/17/2003 .....................     12,989,889
                                                             --------------
                                                                138,879,415
                                                             --------------
              Total Commercial Paper
                (Cost $323,859,000) ........................    323,859,000
                                                             --------------
REPURCHASE AGREEMENTS -- 16.4%
$50,000,000   Agreement with Goldman Sachs Group, Inc.
               1.200% dated 12/31/02 to be repurchased at
               $50,003,333 on 01/02/03, collateralized by
               $48,937,000 Federal Home Loan Bank, Federal
               Home Loan Mortgage Corporation, Federal
               National Mortgage Association 2.250% to
               5.785% due 01/22/03 to 08/15/2011
               (market value $51,000,111) .................. $   50,000,000
129,573,000   Agreement with Morgan Stanley Dean Witter &
               Company 1.230% dated 12/31/02 to be
               repurchased at $129,581,854 on 01/02/03
               collateralized by $111,195,000 Federal National
               Mortgage Association,  2.875% to 7.125%
               due 10/15/2005 to 11/15/2030
               (market value $132,188,131) .................   129,573,000
                                                             --------------
              Total Repurchase Agreements
                (Cost $179,573,000) ........................   179,573,000
                                                             --------------
TOTAL INVESTMENTS (COST $1,095,136,914*) ............ 100.1% $1,095,136,914
OTHER ASSETS AND LIABILITIES (NET) ..................  (0.1)     (1,583,818)
                                                      ------ --------------
NET ASSETS .......................................... 100.0% $1,093,553,096
                                                      ====== ==============
----------------------
  *  Aggregate cost for Federal tax purposes.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ++  Annualized yield at date of purchase.
+++  Floating rate security.  Rate shown is in effect at 12/31/2002.

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2002

                                                                VALUE
      SHARES                                                   (NOTE 1)
     --------                                                  --------

COMMON STOCKS -- 95.7%
   AUSTRALIA -- 1.9%
    157,651   BHP Billiton Ltd. .............................. $    901,050
    105,000   Brambles Industries Ltd. .......................      277,890
     39,318   National Australia Bank Ltd.(e) ................      702,945
    107,500   Publishing & Broadcasting Ltd. .................      523,614
     88,338   Qantas Airways Ltd. ............................      190,517
    137,600   QBE Insurance Group Ltd. .......................      631,484
    169,200   Woolworths Ltd. ................................    1,086,154
                                                               ------------
                                                                  4,313,654
                                                               ------------
   AUSTRIA -- 0.3%
     76,470   Telekom Austria AG+ ............................      774,353
                                                               ------------
   BERMUDA -- 1.1%
     11,000   Ingersoll-Rand Company, Class A ................      473,660
      3,400   PartnerRe Ltd. .................................      176,188
     37,900   Tyco International Ltd.(e) .....................      647,332
     16,000   XL Capital Ltd., Class A .......................    1,236,000
                                                               ------------
                                                                  2,533,180
                                                               ------------
   BRAZIL -- 0.4%
     24,000   Companhia Vale do Rio Doce, ADR+ ...............      693,840
      8,000   Companhia Vale do Rio Doce, Class A, ADR .......      220,000
                                                               ------------
                                                                    913,840
                                                               ------------
   CANADA -- 2.6%
    138,300   Abitibi-Consolidated, Inc. .....................    1,061,907
     19,100   Bank of Nova Scotia ............................      636,675
     57,800   BCE, Inc.(e) ...................................    1,042,740
     13,100   Exfo Electro-Optical Engineering, Inc.+(e) .....       34,715
      9,000   Four Seasons Hotels, Inc.(e) ...................      254,250
     56,100   Investors Group, Inc. ..........................      949,927
      1,400   Placer Dome, Inc. ..............................       15,872
     45,000   Telus Corporation ..............................      460,032
     54,800   Thomson Corporation ............................    1,456,912
                                                               ------------
                                                                  5,913,030
                                                               ------------
   DENMARK -- 0.4%
     18,900   H. Lundbeck A/S ................................      501,984
     14,500   Novo Nordisk A/S, Class B ......................      418,920
                                                               ------------
                                                                    920,904
                                                               ------------
   FINLAND -- 1.0%
    117,056   Nokia Oyj ......................................    1,860,917
     12,100   UPM-Kymmene Oyj ................................      388,533
                                                               ------------
                                                                  2,249,450
                                                               ------------
   FRANCE -- 4.9%
     14,600   BNP Paribas S.A. ...............................      594,896
     50,260   Bouygues S.A. ..................................    1,403,949
     17,900   Essilor International S.A. .....................      737,248
      3,937   L'Air Liquide S.A.+ ............................      519,304
     22,900   Renault S.A. ...................................    1,076,069
     78,805   Sanofi-Synthelabo S.A. .........................    4,816,931
      9,300   Schneider Electric S.A. ........................      440,032
     22,000   STMicroelectronics N.V. ........................      431,241
     68,200   Vivendi Universal S.A. .........................    1,101,397
                                                               ------------
                                                                 11,121,067
                                                               ------------
   GERMANY -- 1.1%
     10,400   Aixtron AG .....................................       49,655
      4,400   Allianz AG .....................................      418,544
     49,900   Deutsche Telekom AG ............................      641,442
      6,600   Epcos AG+ ......................................       68,357
     13,150   Infineon Technologies AG+ ......................       96,455
      3,500   Muenchener Rueckversicherungs-
               Gesellschaft AG ...............................      418,691
     14,500   Siemens AG(e) ..................................      616,231
     24,500   ThyssenKrupp AG ................................      273,802
                                                               ------------
                                                                  2,583,177
                                                               ------------
   HONG KONG -- 2.0%
    124,000   Cheung Kong (Holdings) Ltd. ....................      806,963
  1,367,087   First Pacific Company Ltd.+ ....................      122,713
    527,500   Hang Lung Properties Ltd.(e) ...................      510,700
     68,000   Hang Seng Bank Ltd. ............................      723,741
     64,500   Hutchison Whampoa Ltd. .........................      403,623
    353,000   Johnson Electric Holdings Ltd. .................      387,023
    378,000   Li & Fung Ltd. .................................      358,690
    378,000   New World Development Company Ltd. .............      189,040
    120,000   Sun Hung Kai Properties Ltd. ...................      710,918
     69,500   Swire Pacific Ltd., Class A ....................      265,581
                                                               ------------
                                                                  4,478,992
                                                               ------------
   IRELAND -- 0.2%
     34,000   CRH Plc ........................................      419,216
                                                               ------------
   ITALY -- 0.5%
     22,500   Assicurazioni Generali S.p.A ...................      462,764
     34,850   ENI S.p.A ......................................      554,034
                                                               ------------
                                                                  1,016,798
                                                               ------------
   JAPAN -- 8.9%
     11,300   ACOM Company Ltd. ..............................      371,366
     17,100   Advantest Corporation ..........................      766,596
     57,000   AEON Company Ltd. ..............................    1,349,709
      4,700   AIFUL Corporation ..............................      176,641
     12,000   Canon, Inc. ....................................      452,010
      9,000   Disco Corporation(e) ...........................      361,001
     17,700   Enplas Corporation .............................      440,002
     89,000   Fujitsu Ltd. ...................................      254,243
      5,000   Hirose Electric Company Ltd. ...................      381,731
     79,000   Hitachi Ltd. ...................................      302,899
     14,500   Honda Motor Company Ltd. .......................      536,403
      8,300   Hoya Corporation ...............................      581,217
        180   Japan Telecom Company Ltd. .....................      558,186
     51,000   Mitsubishi Estate Company Ltd. .................      388,506
    188,000   Mitsubishi Heavy Industries Ltd. ...............      459,425
    308,000   Mitsubishi Motors Corporation+(e) ..............      661,835
     94,670   Mitsui Sumitomo Insurance Company Ltd. .........      435,576
     19,000   Mori Seiki Company Ltd. ........................       96,705
      8,700   Murata Manufacturing Company Ltd. ..............      340,903
    294,000   Nikko Cordial Corporation ......................      990,983
      3,600   Nintendo Company Ltd. ..........................      336,429
    204,000   Nissan Motor Company Ltd. ......................    1,591,842
     41,000   Nomura Holdings, Inc. ..........................      460,891
        364   NTT DoCoMo, Inc. ...............................      671,745
      2,100   OBIC Company Ltd. ..............................      365,425
     12,500   Orix Corporation ...............................      805,806
      4,900   Rohm Company Ltd. ..............................      623,906
      2,400   Shimamura Company Ltd. .........................      152,895
     57,000   Shionogi & Company Ltd. ........................      805,983
     12,100   Sony Corporation ...............................      505,738

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2002

                                                                 (VALUE
      SHARES                                                     NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   JAPAN -- (CONTINUED)
     89,000   Suzuki Motor Corporation ....................... $    967,472
     37,000   Taiyo Yuden Company Ltd. .......................      392,230
     11,000   TDK Corporation ................................      443,077
     21,400   Tokyo Electron Ltd. ............................      968,383
    191,000   Tokyu Corporation ..............................      672,773
    237,000   Toray Industries, Inc. .........................      503,278
                                                               ------------
                                                                 20,173,810
                                                               ------------
   KOREA -- 0.6%
     10,290   Samsung Electronics Company Ltd.,
               GDR**(e) ......................................    1,371,143
                                                               ------------
   MEXICO -- 0.6%
     44,800   America Movil S.A. de C.V., Class L, ADR .......      643,328
     25,800   Telefonos de Mexico S.A. de C.V.,
               Class L, ADR ..................................      825,084
                                                               ------------
                                                                  1,468,412
                                                               ------------
   NETHERLANDS -- 4.8%
     24,142   Aegon N.V. .....................................      310,588
    103,715   ASML Holding N.V.+ .............................      866,314
     46,425   Heineken N.V. ..................................    1,812,240
     73,000   Koninklijke (Royal) KPN N.V. ...................      474,936
     20,500   Koninklijke (Royal) Philips Electronics N.V. ...      359,245
      9,500   Koninklijke (Royal) Philips Electronics N.V.,
               NY Shares .....................................      167,960
     36,000   Koninklijke Numico N.V. ........................      453,320
    101,000   Royal Dutch Petroleum Company ..................    4,446,047
     20,300   Royal Dutch Petroleum Company, NY Shares .......      893,606
     21,000   Schlumberger Ltd. ..............................      883,890
     46,500   Vedior N.V. ....................................      265,444
                                                               ------------
                                                                 10,933,590
                                                               ------------
   NEW ZEALAND -- 0.2%
    143,900   Telecom Corporation of New Zealand Ltd. ........      346,712
                                                               ------------
   NORWAY -- 1.3%
     28,600   Norsk Hydro ASA ................................    1,281,845
     31,000   Norske Skogindustrier ASA ......................      438,526
    148,000   Statoil ASA ....................................    1,249,756
                                                               ------------
                                                                  2,970,127
                                                               ------------
   RUSSIA -- 0.3%
     10,400   LUKOIL, ADR(e) .................................      638,984
                                                               ------------
   SINGAPORE -- 1.0%
     66,000   DBS Group Holdings Ltd. ........................      418,562
     16,000   DBS Group Holdings Ltd., ADR ...................      101,469
    370,000   Singapore Technologies Engineering Ltd. ........      351,972
  1,675,000   Singapore Telecommunications Ltd.** ............    1,197,456
    200,800   Singapore Telecommunications Ltd., CDR+ ........      140,208
                                                               ------------
                                                                  2,209,667
                                                               ------------
   SPAIN -- 1.1%
    115,100   Banco Bilbao Vizcaya Argentaria S.A. ...........    1,101,516
     56,000   Industria de Diseno Textil S.A. ................    1,322,770
                                                               ------------
                                                                  2,424,286
                                                               ------------
   SWEDEN -- 0.6%
     37,900   Assa Abloy AB, Class B .........................      432,791
     80,000   ForeningsSparbanken AB .........................      945,677
                                                               ------------
                                                                  1,378,468
                                                               ------------
   SWITZERLAND -- 5.0%
     52,684   Compagnie Financiere Richemont AG,
               Class A .......................................      983,045
     22,026   Credit Suisse Group ............................      477,895
      8,666   Holcim Ltd., Class B ...........................    1,573,141
      5,613   Nestle S.A. ....................................    1,189,427
      7,600   Nobel Biocare Holding AG+ ......................      488,642
     61,219   Novartis AG ....................................    2,233,688
     32,507   Swiss Re(e) ....................................    2,132,354
      6,433   Swisscom AG(e) .................................    1,863,336
        800   Synthes-Stratec, Inc. ..........................      490,638
                                                               ------------
                                                                 11,432,166
                                                               ------------
   TAIWAN -- 0.2%
     69,728   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ............................      491,583
                                                               ------------
   UNITED KINGDOM -- 11.0%
    140,300   AstraZeneca Plc ................................    4,927,140
     63,000   AstraZeneca Plc, ADR(e) ........................    2,210,670
    232,216   BAE Systems Plc ................................      463,572
     66,000   Barclays Plc ...................................      409,080
     20,200   BG Group Plc ...................................       87,154
    116,641   BHP Billiton Plc ...............................      622,968
     47,300   BOC Group Plc ..................................      676,204
     64,000   Celltech Group Plc+ ............................      355,470
    104,000   Compass Group Plc ..............................      552,523
    686,000   Corus Group Plc+ ...............................      300,950
     73,261   Marks & Spencer Group Plc ......................      371,524
    530,300   mm02 Plc+ ......................................      377,779
     54,800   National Grid Transco Plc ......................      402,740
     91,000   Pearson Plc ....................................      841,657
     65,200   Prudential Plc .................................      460,803
    124,300   Reuters Group Plc ..............................      355,200
     87,300   Royal Bank of Scotland Group Plc ...............    2,091,321
    104,200   Smiths Group Plc ...............................    1,166,725
     47,000   Standard Chartered Plc .........................      534,203
    108,000   Unilever Plc ...................................    1,027,578
  3,657,636   Vodafone Group Plc .............................    6,668,715
      3,400   Vodafone Group Plc, ADR(e) .....................       61,608
                                                               ------------
                                                                 24,965,584
                                                               ------------
   UNITED STATES -- 43.7%
    108,300   AES Corporation+ ...............................      327,066
     98,999   Agilent Technologies, Inc.+ ....................    1,778,022
     18,700   Air Products and Chemicals, Inc. ...............      799,425
     44,200   Allergan, Inc.(e) ..............................    2,546,804
    115,200   Altera Corporation+ ............................    1,421,568
     15,500   Amazon.com, Inc.+(e) ...........................      292,795
     38,700   American Greetings Corporation, Class A+(e) ....      611,460
     23,975   American International Group, Inc. .............    1,386,954
      9,500   American Standard Companies, Inc.+ .............      675,830
     15,500   AmeriCredit Corporation+(e) ....................      119,970
     17,200   Anheuser-Busch Companies, Inc. .................      832,480
    179,900   AOL Time Warner, Inc.+ .........................    2,356,690
     51,800   Applera Corporation-Applied
               Biosystems Group(e) ...........................      908,572
    310,900   Applied Materials, Inc.+ .......................    4,051,027
    149,300   Applied Micro Circuits Corporation+ ............      550,917
     39,300   AT&T Corporation(e) ............................    1,026,123
     59,100   Baker Hughes, Inc. .............................    1,902,429
     31,600   Bank One Corporation ...........................    1,154,980
         30   Berkshire Hathaway, Inc., Class A+ .............    2,182,500
     38,200   Broadcom Corporation, Class A+(e) ..............      575,292
    101,775   Cablevision Systems New York Group,
               Class A+(e) ...................................    1,703,713

                       See Notes to Financial Statements.

-----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
-----------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2002

                                                                VALUE
      SHARES                                                   (NOTE 1)
     --------                                                  --------

COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     26,400   Cadence Design Systems, Inc.+ ..................  $   311,256
     37,900   Carnival Corporation(e) ........................      945,605
     26,000   CheckFree Corporation+ .........................      416,026
     16,400   ChevronTexaco Corporation ......................    1,090,272
    249,300   Cisco Systems, Inc.+ ...........................    3,265,830
     28,127   Citigroup, Inc. ................................      989,789
        983   Comcast Corporation, Class A+ ..................       23,169
     58,900   Concord EFS, Inc.+ .............................      927,086
     23,300   Cox Communications, Inc., Class A+(e) ..........      661,720
     21,000   Credence Systems Corporation+(e) ...............      195,930
      7,726   Del Monte Foods Company+ .......................       59,492
     19,700   Duke Energy Corporation(e) .....................      384,938
     19,700   eBay, Inc.+(e) .................................    1,336,054
     20,100   Eli Lilly and Company ..........................    1,276,350
     20,100   Estee Lauder Companies, Inc., Class A(e) .......      530,640
     62,800   Exxon Mobil Corporation ........................    2,194,232
     16,800   Fannie Mae .....................................    1,080,744
     15,000   FleetBoston Financial Corporation ..............      364,500
     30,300   Fluor Corporation ..............................      848,400
     19,400   Forest Laboratories, Inc.+(e) ..................    1,905,468
     33,200   General Electric Company .......................      808,420
     17,300   General Motors Corporation(e) ..................      637,678
     43,300   General Motors Corporation, Class H ............      463,310
      1,700   Golden West Financial Corporation ..............      122,077
     13,800   Guidant Corporation+ ...........................      425,730
     25,300   Hasbro, Inc. ...................................      292,215
     17,300   Heinz (H.J.) Company ...........................      568,651
     38,540   Hewlett-Packard Company ........................      669,054
     22,700   Household International, Inc. ..................      631,287
     12,300   Illinois Tool Works, Inc. ......................      797,778
     21,300   Intel Corporation ..............................      331,641
      7,000   International Business Machines Corporation ....      542,500
     65,500   J.P. Morgan Chase & Company ....................    1,572,000
    203,000   JDS Uniphase Corporation+(e) ...................      501,410
     84,900   KLA-Tencor Corporation+(e) .....................    3,002,913
     12,100   Lehman Brothers Holdings, Inc. .................      644,809
     78,782   Liberty Media Corporation, Class A+ ............      704,311
     20,400   Linear Technology Corporation ..................      524,688
     52,000   Lowe's Companies, Inc. .........................    1,950,000
     60,400   Macromedia, Inc.+ ..............................      643,260
      7,600   McDonald's Corporation .........................      122,208
     15,200   Medtronic, Inc. ................................      693,120
     46,800   Microsoft Corporation+ .........................    2,419,560
     40,400   Motorola, Inc. .................................      349,460
     17,700   Navistar International Corporation+(e) .........      430,287
     15,500   Newmont Mining Corporation .....................      449,965
     13,600   Novellus Systems, Inc.+(e) .....................      381,888
     20,500   PepsiCo, Inc. ..................................      865,510
    182,375   Pfizer, Inc. ...................................    5,575,204
     14,000   Philip Morris Companies, Inc. ..................      567,420
     66,600   PMC-Sierra, Inc.+(e) ...........................      370,296
     16,700   PMI Group, Inc. ................................      501,668
     38,000   Polycom, Inc.+ .................................      361,760
     43,900   QUALCOMM, Inc.+ ................................    1,597,521
     19,500   Robert Half International, Inc.+ ...............      314,145
     17,000   Ryanair Holdings Plc, ADR+(e) ..................      665,720
     22,500   SLM Corporation ................................    2,336,850
    130,700   Sprint Corporation (Fon Group) .................    1,892,536
    401,600   Sprint Corporation (PCS Group)+(e) .............    1,759,008
     66,100   Teradyne, Inc.+(e) .............................      859,961
     12,300   Thomson Corporation ............................      328,779
     42,900   TMP Worldwide, Inc.+ ...........................      485,199
     15,500   Transocean, Inc. ...............................      359,600
     18,500   United Technologies Corporation ................    1,145,890
     49,300   Unocal Corporation .............................    1,507,594
     55,500   USA Interactive+(e) ............................    1,268,730
     41,300   VERITAS Software Corporation+ ..................      645,106
     23,100   Wal-Mart Stores, Inc. ..........................    1,166,781
     43,400   Walt Disney Company ............................      707,854
    124,350   Washington Mutual, Inc. ........................    4,293,806
     11,200   Weatherford International Ltd.+(e) .............      447,216
     13,800   Wells Fargo & Company ..........................      646,806
     57,400   Xilinx, Inc.+(e) ...............................    1,182,440
     38,100   Yahoo!, Inc.+(e) ...............................      622,935
                                                               ------------
                                                                 99,168,673
                                                               ------------
              Total Common Stocks
                (Cost $271,464,632) ..........................  217,210,866
                                                               ------------
REFERRED STOCKS -- 0.2%
   AUSTRALIA -- 0.0% #
        125   News Corporation Ltd. ..........................          672
                                                               ------------
   UNITED STATES -- 0.2%
     12,300   Ford Motor Company Capital Trust II,
               Convertible ...................................      502,455
                                                               ------------
              Total Preferred Stocks
                (Cost $626,766) ..............................      503,127
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
CORPORATE BONDS -- 0.7%
   (Cost $1,462,602)
   UNITED STATES -- 0.7%
 $2,159,000   Amazon.com, Inc.,
               4.750% due 02/01/2009(e) ......................    1,594,961
                                                               ------------
TOTAL INVESTMENTS (COST $273,554,000*) ...............  96.6%  $219,308,954
OTHER ASSETS AND LIABILITIES (NET) ...................   3.4      7,712,035
                                                       ------  ------------
NET ASSETS ........................................... 100.0%  $227,020,989
                                                       ======  ============
----------------------
  *  Aggregate cost for Federal tax purposes is $274,392,720.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  +  Non-income producing security.
  #  Amount represents less than 0.1%.
(e)  Securities in whole or in part on loan at December 31, 2002.

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                                DECEMBER 31, 2002

The industry classification of the Managed Global Series at December 31, 2002 was as follows:

                                     % OF             VALUE
INDUSTRY CLASSIFICATION           NET ASSETS        (NOTE 1)
-----------------------          -------------   ---------------
Aerospace/Defense ...............      0.7%       $ 1,609,462
Airlines ........................      0.4            856,237
Apparel and Textiles ............      0.2            503,278
Automotive ......................      2.6          5,973,756
Banks ...........................      3.9          8,789,889
Broadcast, Radio and Television .      3.8          8,699,216
Building/Construction ...........      1.6          3,585,345
Chemicals .......................      0.4            799,425
ComputerIndustry ................      5.3         11,940,886
Consumer Products ...............      2.0          4,493,066
Diversified Operations ..........      1.5          3,355,206
Electronics .....................      4.6         10,487,698
Financial Services ..............      8.2         18,588,407
Food andBeverages ...............      3.0          6,901,062
Health Care .....................      2.4          5,382,181
Hotels/Resorts ..................      0.1            254,250
Insurance .......................      4.7         10,754,114
Leisure and Entertainment .......      0.7          1,653,459
Manufacturing ...................      3.8          8,675,867
Metals/Mining ...................      1.3          2,903,696
Oil and Gas .....................      7.2         16,254,816
Paper and Forest Products .......      0.8          1,888,966
Pharmaceuticals .................     11.0         25,027,807
Printing/Publishing .............      0.4            841,657
RealEstate ......................      1.1          2,417,087
Restaurants .....................      0.1            122,208
Retail ..........................      3.8          8,675,673
Semiconductors ..................      7.0         15,993,940
Services ........................      1.7          3,860,122
Telecommunications ..............     11.5         26,232,661
Transportation ..................      0.3            672,773
Utilities .......................      0.5          1,114,744
                                    ------       ------------
TOTAL INVESTMENTS ...............     96.6%      $219,308,954
OTHER ASSETS AND LIABILITIES (Net)     3.4          7,712,035
                                    ------       ------------
NET ASSETS ......................    100.0%      $227,020,989
                                    ======       ============

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       CDR -- Canadian Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-----------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 95.6%
   AEROSPACE/DEFENSE -- 0.6%
     53,000   Alliant Techsystems, Inc.+(e) .................. $  3,304,550
                                                               ------------
   BANKS -- 2.7%
     83,600   First Tennessee National Corporation(e) ........    3,004,584
    231,500   New York Community Bancorp, Inc.(e) ............    6,685,720
    100,400   TCF Financial Corporation(e) ...................    4,386,476
                                                               ------------
                                                                 14,076,780
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 10.8%
    490,863   EchoStar Communications Corporation,
               Class A+(e) ...................................   10,926,610
     71,900   Entercom Communications
               Corporation+(e) ...............................    3,373,548
    209,000   Hearst-Argyle Television, Inc.+ ................    5,038,990
     55,200   Lin TV Corporation, Class A+ ...................    1,344,120
     96,500   Macrovision Corporation+(e) ....................    1,547,860
    190,500   McGraw-Hill Companies, Inc. ....................   11,513,820
     88,000   Meredith Corporation ...........................    3,617,680
     74,100   Scripps (E.W.) Company, Class A ................    5,701,995
    277,700   Univision Communications, Inc.,
               Class A+(e) ...................................    6,803,650
    171,500   Westwood One, Inc.+ ............................    6,407,240
                                                               ------------
                                                                 56,275,513
                                                               ------------
   COMPUTER INDUSTRY -- 7.3%
    139,872   Intuit, Inc.+ ..................................    6,562,794
    201,500   Mercury Interactive Corporation+(e) ............    5,974,475
    243,800   Network Associates, Inc.+(e) ...................    3,922,742
    479,500   PeopleSoft, Inc.+(e) ...........................    8,774,850
     37,300   Symantec Corporation+(e) .......................    1,508,785
    527,100   VERITAS Software Corporation+(e) ...............    8,233,302
    204,800   Yahoo!, Inc.+ ..................................    3,348,480
                                                               ------------
                                                                 38,325,428
                                                               ------------
   CONSUMER PRODUCTS -- 0.5%
    138,600   Mattel, Inc. ...................................    2,654,190
                                                               ------------
   EDUCATION -- 0.0% #
        740   Computer Learning Centers, Inc.+(e) ............            1
                                                               ------------
   ELECTRONICS -- 4.1%
    128,790   Applera Corporation-Applied
               Biosystems Group ..............................    2,258,977
    236,100   Millipore Corporation+(e) ......................    8,027,400
    213,000   Rockwell Automation, Inc. ......................    4,411,230
    317,400   Waters Corporation+ ............................    6,912,972
                                                               ------------
                                                                 21,610,579
                                                               ------------
   FINANCIAL SERVICES -- 4.8%
    384,040   BISYS Group, Inc.+(e) ..........................    6,106,236
     55,600   DST Systems, Inc.+ .............................    1,976,580
    185,900   Investors Financial Services Corporation(e) ....    5,091,801
     48,600   Lehman Brothers Holdings, Inc. .................    2,589,894
    388,600   SunGard Data Systems, Inc.+ ....................    9,155,416
                                                               ------------
                                                                 24,919,927
                                                               ------------
   FOOD AND BEVERAGES -- 1.1%
     82,200   Hershey Foods Corporation ......................    5,543,568
                                                               ------------
   HEALTH CARE -- 11.8%
      1,800   AHT Corporation+ ...............................            1
    625,800   Caremark Rx, Inc.+ .............................   10,169,250
    890,840   Cytyc Corporation+ .............................    9,086,568
    184,800   DENTSPLY International, Inc. ...................    6,881,767
    147,500   First Health Group Corporation+ ................    3,591,625
    287,900   Guidant Corporation+ ...........................    8,881,715
    191,800   Health Management Associates, Inc.,
               Class A(e) ....................................    3,433,220
     94,000   LifePoint Hospitals, Inc.+(e) ..................    2,813,514
    201,400   Lincare Holdings, Inc.+(e) .....................    6,368,268
     85,200   Stryker Corporation(e) .........................    5,718,624
     61,700   Varian Medical Systems, Inc.+ ..................    3,060,320
    177,080   VISX, Inc.+ ....................................    1,696,427
                                                               ------------
                                                                 61,701,299
                                                               ------------
   HOTELS/RESORTS -- 1.7%
    305,200   Hilton Hotels Corporation ......................    3,879,092
    220,100   Starwood Hotels & Resorts
               Worldwide, Inc. ...............................    5,225,174
                                                               ------------
                                                                  9,104,266
                                                               ------------
   INSURANCE -- 3.5%
    174,200   ACE Ltd.(e) ....................................    5,111,028
    242,500   Arthur J. Gallagher & Company(e) ...............    7,124,650
     98,000   SAFECO Corporation .............................    3,397,660
     83,000   Willis Group Holdings Ltd.+(e) .................    2,379,610
                                                               ------------
                                                                 18,012,948
                                                               ------------
   MANUFACTURING -- 0.8%
     72,700   ITT Industries, Inc. ...........................    4,412,163
                                                               ------------
   OIL AND GAS -- 2.2%
    134,800   BJ Services Company+(e) ........................    4,355,388
     93,800   Cooper Cameron Corporation+(e) .................    4,673,116
     62,600   Noble Corporation+(e) ..........................    2,200,390
                                                               ------------
                                                                 11,228,894
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 0.4%
    148,100   Smurfit-Stone Container
               Corporation+(e) ...............................    2,279,407
                                                               ------------
   PHARMACEUTICALS -- 10.6%
    158,500   Biogen, Inc.+ ..................................    6,349,510
    118,900   Celgene Corporation+(e) ........................    2,552,783
    285,000   Genzyme Corporation+ ...........................    8,427,450
     31,900   IDEC Pharmaceuticals Corporation+(e) ...........    1,058,123
    231,500   IMS Health, Inc. ...............................    3,704,000
    173,200   Invitrogen Corporation+(e) .....................    5,426,356
    332,800   MedImmune, Inc.+ ...............................    9,042,176
    280,500   Mylan Laboratories, Inc. .......................    9,789,450
    243,800   Shire Pharmaceuticals Group Plc, ADR+ ..........    4,605,382
    119,800   Teva Pharmaceutical Industries Ltd., ADR(e) ....    4,625,478
                                                               ------------
                                                                 55,580,708
                                                               ------------
   PRINTING/PUBLISHING -- 2.7%
    111,400   New York Times Company, Class A(e) .............    5,094,322
     54,450   Scholastic Corporation+ ........................    1,957,478
    158,500   Tribune Company(e) .............................    7,205,410
                                                               ------------
                                                                 14,257,210
                                                               ------------
   RESTAURANTS -- 2.9%
    141,500   Brinker International, Inc.+(e) ................    4,563,375
    246,700   Outback Steakhouse, Inc.+(e) ...................    8,496,348
     96,300   Starbucks Corporation+(e) ......................    1,962,594
                                                               ------------
                                                                 15,022,317
                                                               ------------

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------


COMMON STOCKS -- (CONTINUED)
   RETAIL -- 9.6%
     72,100   Abercrombie & Fitch Company, Class A+ .......... $  1,475,166
    113,000   Blockbuster, Inc., Class A .....................    1,384,250
     20,800   CDW Computer Centers, Inc.+(e) .................      912,080
     55,800   Cost Plus, Inc.+(e) ............................    1,599,786
    162,400   Dollar Tree Stores, Inc.+(e) ...................    3,990,168
    234,200   Family Dollar Stores, Inc. .....................    7,309,382
    100,700   Linens 'n Things, Inc.+(e) .....................    2,275,820
    207,200   Nordstrom, Inc. ................................    3,930,584
    258,000   Office Depot, Inc.+ ............................    3,808,080
    284,788   PETsMART, Inc.+(e) .............................    4,878,418
    276,900   Talbots, Inc.(e) ...............................    7,623,057
    255,600   Tiffany & Company(e) ...........................    6,111,396
    177,800   TJX Companies, Inc. ............................    3,470,656
     54,200   Williams-Sonoma, Inc.+(e) ......................    1,471,530
                                                               ------------
                                                                 50,240,373
                                                               ------------
   SCHOOLS -- 0.6%
     67,900   Apollo Group, Inc., Class A+(e) ................    2,987,600
                                                               ------------
   SEMICONDUCTORS -- 7.3%
    348,000   Analog Devices, Inc.+(e) .......................    8,306,760
    156,100   ASML Holding N.V.+ .............................    1,304,996
    111,000   KLA-Tencor Corporation+(e) .....................    3,926,070
     57,700   Linear Technology Corporation ..................    1,484,044
    155,800   Maxim Integrated Products, Inc. ................    5,147,632
    327,900   Microchip Technology, Inc.(e) ..................    8,017,155
    243,400   Novellus Systems, Inc.+(e) .....................    6,834,672
     96,900   QLogic Corporation+(e) .........................    3,344,019
                                                               ------------
                                                                 38,365,348
                                                               ------------
   SERVICES -- 5.9%
    547,800   BEA Systems, Inc.+(e) ..........................    6,283,266
    111,000   Cadence Design Systems, Inc.+ ..................    1,308,690
    144,300   ChoicePoint, Inc.+ .............................    5,698,407
     58,600   Expedia, Inc., Class A+(e) .....................    3,922,110
    113,700   Manpower, Inc. .................................    3,627,030
    185,700   USA Interactive+(e) ............................    4,245,102
    119,510   Weight Watchers International, Inc.+(e) ........    5,493,874
                                                               ------------
                                                                 30,578,479
                                                               ------------
   TELECOMMUNICATIONS -- 2.7%
    245,180   Advanced Fibre Communications, Inc.+ ...........    4,089,602
    924,350   American Tower Corporation, Class A+(e) ........    3,262,956
    124,500   Comverse Technology, Inc.+ .....................    1,247,490
  1,089,500   Crown Castle International Corporation+(e) .....    4,085,625
    181,500   RF Micro Devices, Inc.+(e) .....................    1,330,395
     31,300   Tandberg A.S.A.+ ...............................      180,722
                                                               ------------
                                                                 14,196,790
                                                               ------------
   TRANSPORTATION -- 1.0%
     91,700   Expeditors International of Washington, Inc. ...    2,994,005
     97,618   Swift Transportation Company, Inc.+ ............    1,954,117
                                                               ------------
                                                                  4,948,122
                                                               ------------
              Total Common Stocks
                (Cost $521,745,012) ..........................  499,626,460
                                                               ------------

    PRINCIPAL                                                      VALUE
     AMOUNT                                                      (NOTE 1)
    --------                                                     --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.2%
(Cost $16,831,650)
   FEDERAL HOME LOAN BANK (FHLB) -- 3.2%
$16,832,000   0.750%++ due 01/02/2003 ........................ $ 16,831,650
                                                               ------------
TOTAL INVESTMENTS (COST $538,576,662*) ..............   98.8%  $516,458,110
OTHER ASSETS AND LIABILITIES (NET) ..................    1.2      6,424,272
                                                       ------  ------------
NET ASSETS ..........................................  100.0%  $522,882,382
                                                       ======  ============

----------------------
  *  Aggregate cost for Federal tax purposes is $554,565,665.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
  #  Amount represents less than 0.1%.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
     SHARES                                                      (NOTE 1)
    --------                                                     --------

COMMON STOCKS -- 94.5%
   APARTMENTS -- 20.7%
     49,500   Amli Residential Properties Trust .............. $  1,053,360
    155,700   Apartment Investment & Management
               Company, Class A ..............................    5,835,636
    334,900   Archstone-Smith Trust ..........................    7,883,546
    274,964   Avalonbay Communities, Inc. ....................   10,762,091
      7,500   BRE Properties, Inc., Class A ..................      234,000
    356,874   Equity Residential .............................    8,771,963
     41,700   Essex Property Trust, Inc. .....................    2,120,445
     16,900   Gables Residential Trust .......................      421,317
     84,000   Post Properties, Inc. ..........................    2,007,600
     64,200   Summit Properties, Inc. ........................    1,142,760
                                                               ------------
                                                                 40,232,718
                                                               ------------
   DIVERSIFIED -- 2.1%
     22,300   Forest City Enterprises, Inc., Class A .........      743,705
     88,700   Vornado Realty Trust ...........................    3,299,640
                                                               ------------
                                                                  4,043,345
                                                               ------------
   HEALTH CARE -- 0.6%
     93,800   Ventas, Inc. ...................................    1,074,010
                                                               ------------
   HOTELS/RESORTS -- 11.1%
    347,400   Hilton Hotels Corporation ......................    4,415,454
    899,400   Host Marriott Corporation+ .....................    7,959,690
     57,000   Innkeepers USA Trust ...........................      436,620
    369,392   Starwood Hotels & Resorts Worldwide, Inc. ......    8,769,366
                                                               ------------
                                                                 21,581,130
                                                               ------------
   MANUFACTURED HOUSING -- 3.9%
    145,750   Chateau Communities, Inc. ......................    3,352,250
    113,000   Manufactured Home Communities, Inc. ............    3,348,190
     25,800   Sun Communities, Inc. ..........................      943,506
                                                               ------------
                                                                  7,643,946
                                                               ------------
   OFFICE/INDUSTRIAL -- 32.6%
    253,200   AMB Property Corporation .......................    6,927,552
    254,300   Arden Realty, Inc. .............................    5,632,745
    230,900   Boston Properties, Inc. ........................    8,510,974
    533,600   Brookfield Properties Corporation ..............   10,778,720
     16,900   CarrAmerica Realty Corporation .................      423,345
    420,041   Equity Office Properties Trust .................   10,492,624
     84,400   Kilroy Realty Corporation ......................    1,945,420
     90,700   Mack-Cali Realty Corporation ...................    2,748,210
    345,490   ProLogis .......................................    8,689,074
    104,000   Reckson Associates Realty Corporation ..........    2,189,200
     88,100   SL Green Realty Corporation ....................    2,783,960
    250,800   Trizec Properties, Inc. ........................    2,355,012
                                                               ------------
                                                                 63,476,836
                                                               ------------
   REGIONAL MALLS -- 16.1%
    116,400   General Growth Properties, Inc. ................    6,052,800
      5,400   Macerich Company ...............................      166,050
    254,000   Rouse Company ..................................    8,051,800
    427,400   Simon Property Group, Inc. .....................   14,561,518
    158,300   Taubman Centers, Inc. ..........................    2,569,209
                                                               ------------
                                                                 31,401,377
                                                               ------------
   SELF STORAGE -- 4.6%
    201,062   Public Storage, Inc. ...........................    6,496,313
     78,400   Shurgard Storage Centers, Inc., Class A ........    2,457,056
                                                               ------------
                                                                  8,953,369
                                                               ------------
   SHOPPING CENTERS -- 2.8%
      1,600   Chelsea Property Group, Inc. ...................       53,296
    138,700   Federal Realty Investment Trust ................    3,900,244
     43,700   Regency Centers Corporation ....................    1,415,880
                                                               ------------
                                                                  5,369,420
                                                               ------------
              Total Common Stocks
                (Cost $191,865,664) ..........................  183,776,151
                                                               -----------
TOTAL INVESTMENTS (COST $191,865,664*) ............... 94.5%   $183,776,151
OTHER ASSETS AND LIABILITIES (NET) ...................  5.5      10,716,819
                                                      ------   ------------
NET ASSETS                                            100.0%   $194,492,970
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $191,130,123.
  +  Non-income producing security.

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS
----------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 97.1%
   ADVERTISING -- 0.3%
     44,900   Lamar Advertising Company+ ..................... $  1,510,885
                                                               ------------
   AEROSPACE/DEFENSE -- 1.4%
    133,800   Lockheed Martin Corporation ....................    7,726,950
                                                               ------------
   BANKS -- 8.4%
    209,120   Bank of America Corporation ....................   14,548,479
    118,200   Banknorth Group, Inc.(e) .......................    2,671,320
     95,625   Charter One Financial, Inc.(e) .................    2,747,306
    235,940   FleetBoston Financial Corporation ..............    5,733,342
    259,700   Mellon Financial Corporation ...................    6,780,767
    163,580   SouthTrust Corporation .........................    4,064,963
    136,000   SunTrust Banks, Inc. ...........................    7,741,120
     79,700   Wachovia Corporation ...........................    2,904,268
                                                               ------------
                                                                 47,191,565
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 4.5%
    443,600   AOL Time Warner, Inc.+ .........................    5,811,160
     39,200   Clear Channel Communications, Inc.+ ............    1,461,768
    257,900   EchoStar Communications Corporation,
               Class A+(e) ...................................    5,740,854
      7,900   Gannett Company, Inc. ..........................      567,220
    286,688   Viacom, Inc., Class B+ .........................   11,685,403
                                                               ------------
                                                                 25,266,405
                                                               ------------
   CHEMICALS -- 0.9%
     27,250   Air Products and Chemicals, Inc. ...............    1,164,937
     71,610   Syngenta AG ....................................    4,145,818
                                                               ------------
                                                                  5,310,755
                                                               ------------
   COMPUTER INDUSTRY -- 5.3%
    828,600   Cisco Systems, Inc.+(e) ........................   10,854,660
     28,000   Dell Computer Corporation+ .....................      748,720
    146,200   Microsoft Corporation+ .........................    7,558,540
     36,600   Network Associates, Inc.+(e) ...................      588,894
    691,260   Oracle Corporation+ ............................    7,465,608
    177,100   VERITAS Software Corporation+ ..................    2,766,302
                                                               ------------
                                                                 29,982,724
                                                               ------------
   CONSUMER PRODUCTS -- 6.0%
     75,500   Avon Products, Inc.(e) .........................    4,067,185
     54,100   Gillette Company ...............................    1,642,476
     76,300   Kimberly-Clark Corporation .....................    3,621,961
    315,400   Philip Morris Companies, Inc. ..................   12,783,162
    135,900   Procter & Gamble Company .......................   11,679,246
                                                               ------------
                                                                 33,794,030
                                                               ------------
   FINANCIAL SERVICES -- 9.3%
    508,303   Citigroup, Inc. ................................   17,887,183
    138,450   Fannie Mae .....................................    8,906,488
    152,480   Freddie Mac ....................................    9,003,944
    109,600   Goldman Sachs Group, Inc.(e) ...................    7,463,760
    150,400   Merrill Lynch & Company, Inc.(e) ...............    5,707,680
    154,600   SunGard Data Systems, Inc.+ ....................    3,642,376
                                                               ------------
                                                                 52,611,431
                                                               ------------
   FOOD AND BEVERAGES -- 5.7%
    142,300   Anheuser-Busch Companies, Inc.(e) ..............    6,887,320
    374,774   Diageo Plc .....................................    4,072,647
    171,500   Kellogg Company ................................    5,877,305
    355,400   PepsiCo, Inc. ..................................   15,004,988
                                                               ------------
                                                                 31,842,260
                                                               ------------
   HEALTH CARE -- 1.0%
    423,900   HEALTHSOUTH Corporation+ .......................    1,780,380
    115,100   Laboratory Corporation of America
               Holdings+ .....................................    2,674,924
     40,500   Lincare Holdings, Inc.+(e) .....................    1,280,610
                                                               ------------
                                                                  5,735,914
                                                               ------------
   HOTELS/RESORTS -- 0.8%
    126,100   Hilton Hotels Corporation ......................    1,602,731
    130,400   Starwood Hotels & Resorts Worldwide, Inc. ......    3,095,696
                                                               ------------
                                                                  4,698,427
                                                               ------------
   INSURANCE -- 7.7%
    237,400   ACE Ltd.(e) ....................................    6,965,316
    110,900   Allstate Corporation ...........................    4,102,191
     82,800   Chubb Corporation ..............................    4,322,160
    120,020   Hartford Financial Services Group, Inc. ........    5,452,509
    207,040   MetLife, Inc.(e) ...............................    5,598,362
    129,340   St. Paul Companies, Inc. .......................    4,404,027
    163,922   Travelers Property Casualty Corporation,
               Class A+ ......................................    2,401,457
    188,897   Travelers Property Casualty Corporation,
               Class B+ ......................................    2,767,341
    100,100   Willis Group Holdings Ltd.+(e) .................    2,869,867
     59,000   XL Capital Ltd., Class A .......................    4,557,750
                                                               ------------
                                                                 43,440,980
                                                               ------------
   MANUFACTURING -- 3.2%
     53,030   3M Company .....................................    6,538,599
     37,300   Deere & Company ................................    1,710,205
    120,000   Illinois Tool Works, Inc. ......................    7,783,200
     58,740   SPX Corporation+(e) ............................    2,199,813
                                                               ------------
                                                                 18,231,817
                                                               ------------
   METALS/MINING -- 1.0%
    186,140   Alcoa, Inc.(e) .................................    4,240,269
    106,500   BHP Billiton Plc ...............................      568,806
     27,400   Rio Tinto Plc ..................................      546,985
                                                               ------------
                                                                  5,356,060
                                                               ------------
   OIL AND GAS -- 8.5%
  1,615,705   BP Plc .........................................   11,106,914
     95,800   ConocoPhillips .................................    4,635,762
     31,670   Devon Energy Corporation .......................    1,453,653
    183,600   Encana Corporation .............................    5,669,149
     80,100   Equitable Resources, Inc. ......................    2,806,704
    472,068   Exxon Mobil Corporation ........................   16,494,056
     21,191   GlobalSantaFe Corporation(e) ...................      515,365
     45,500   Praxair, Inc. ..................................    2,628,535
     66,400   Schlumberger Ltd. ..............................    2,794,776
                                                               ------------
                                                                 48,104,914
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 2.2%
     35,200   Bowater, Inc. ..................................    1,476,640
    141,400   International Paper Company ....................    4,944,758
    389,000   Smurfit-Stone Container Corporation+(e) ........    5,987,099
                                                               ------------
                                                                 12,408,497
                                                               ------------

                       See Notes to Financial Statements.

----------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
----------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 14.6%
    170,400   Abbott Laboratories ............................ $  6,816,000
    238,000   Eli Lilly and Company ..........................   15,113,000
     66,000   Forest Laboratories, Inc.+(e) ..................    6,482,520
    174,300   Genzyme Corporation+(e) ........................    5,154,051
    319,400   Johnson & Johnson(e) ...........................   17,154,974
    830,100   Pfizer, Inc. ...................................   25,376,157
    289,600   Schering-Plough Corporation ....................    6,429,120
                                                               ------------
                                                                 82,525,822
                                                               ------------
   PRINTING/PUBLISHING -- 0.3%
     30,100   New York Times Company, Class A ................    1,376,473
                                                               ------------
   RESTAURANTS -- 0.6%
     46,500   CEC Entertainment, Inc.+(e) ....................    1,427,550
     75,900   Yum! Brands, Inc.+ .............................    1,838,298
                                                               ------------
                                                                  3,265,848
                                                               ------------
   RETAIL -- 8.3%
    379,200   Home Depot, Inc. ...............................    9,085,632
     37,700   Kohl's Corporation+ ............................    2,109,315
    102,100   Kroger Company+ ................................    1,577,445
    105,700   Safeway, Inc.+ .................................    2,469,152
    273,700   Target Corporation .............................    8,211,000
    410,230   Wal-Mart Stores, Inc.(e) .......................   20,720,717
     85,700   Walgreen Company(e) ............................    2,501,583
                                                               ------------
                                                                 46,674,844
                                                               ------------
   SEMICONDUCTORS -- 1.0%
    169,820   Analog Devices, Inc.+(e) .......................    4,053,603
     60,000   Novellus Systems, Inc.+(e) .....................    1,684,800
                                                               ------------
                                                                  5,738,403
                                                               ------------
   SERVICES -- 2.0%
    189,200   Accenture Ltd., Class A+(e) ....................    3,403,708
    198,690   Automatic Data Processing, Inc. ................    7,798,583
                                                               ------------
                                                                 11,202,291
                                                               ------------
   TELECOMMUNICATIONS -- 3.4%
    113,420   AT&T Corporation ...............................    2,961,396
    635,100   BellSouth Corporation ..........................   16,430,037
                                                               ------------
                                                                 19,391,433
                                                               ------------
   UTILITIES -- 0.7%
     22,400   PPL Corporation(e) .............................      776,832
     44,400   Public Service Enterprise Group, Inc.(e) .......    1,425,240
     79,500   TXU Corporation ................................    1,485,060
                                                               ------------
                                                                  3,687,132
                                                               ------------
              Total Common Stocks
                (Cost $602,118,428) ..........................  547,075,860
                                                               ------------

     PRINCIPAL                                                    VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 2.5%
(Cost $14,236,703)
   FEDERAL HOME LOAN BANK (FHLB) -- 2.5%
$14,237,000   0.750%++ due 01/02/2003 ........................ $ 14,236,703
                                                               ------------
TOTAL INVESTMENTS (COST $616,355,131*) ..............  99.6%   $561,312,563
OTHER ASSETS AND LIABILITIES (NET) ..................   0.4       2,493,398
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $563,805,961
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $624,612,338.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002.

                       See Notes to Financial Statements.

--------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 94.5%
   ADVERTISING -- 1.0%
      6,515   Lamar Advertising Company+ .....................  $   219,230
                                                                -----------
   AEROSPACE/DEFENSE -- 1.0%
      3,652   Alliant Techsystems, Inc.+(e) ..................      227,702
                                                                -----------
   APPAREL AND TEXTILES -- 2.7%
     20,190   Liz Claiborne, Inc. ............................      598,633
                                                                -----------
   AUTOMOTIVE -- 1.8%
     11,895   Lear Corporation+ ..............................      395,866
                                                                -----------
   BROADCAST, RADIO AND TELEVISION -- 18.6%
     28,370   EchoStar Communications
               Corporation, Class A+(e) ......................      631,516
        485   Grupo Televisa S.A., ADR+ ......................       13,546
    205,801   Liberty Media Corporation, Class A+ ............    1,839,861
     14,315   Viacom, Inc., Class B+ .........................      583,480
     26,495   Westwood One, Inc.+ ............................      989,853
                                                                -----------
                                                                  4,058,256
                                                                -----------
   BUILDING/CONSTRUCTION -- 1.7%
     16,720   Cemex S.A. de C.V., ADR ........................      359,647
                                                                -----------
   CHEMICALS -- 3.1%
      4,180   Cytec Industries, Inc.+ ........................      114,030
     16,315   International Flavors & Fragrances, Inc. .......      572,657
                                                                -----------
                                                                    686,687
                                                                -----------
   COMPUTER INDUSTRY -- 13.4%
     77,695   Apple Computer, Inc.+ ..........................    1,113,369
     66,585   Ceridian Corporation+ ..........................      960,156
     56,380   Computer Associates International, Inc.(e) .....      761,130
     18,490   EarthLink, Inc.+ ...............................      100,770
                                                                -----------
                                                                  2,935,425
                                                                -----------
   CONSUMER PRODUCTS -- 1.9%
     15,745   Mattel, Inc. ...................................      301,517
      9,999   Vector Group Ltd.(e) ...........................      116,188
                                                                -----------
                                                                    417,705
                                                                -----------
   FINANCIAL SERVICES -- 7.9%
      2,955   Citigroup, Inc. ................................      103,986
    112,975   E*TRADE Group, Inc.+(e) ........................      549,059
     11,235   Fannie Mae .....................................      722,748
      8,480   Moody's Corporation ............................      350,139
                                                                -----------
                                                                  1,725,932
                                                                -----------
   HEALTH CARE -- 0.6%
      4,130   Biosite, Inc.+(e) ..............................      140,503
                                                                -----------
   HOTELS/RESORTS -- 3.0%
     36,570   Station Casinos, Inc.+ .........................      647,289
                                                                -----------
   INSURANCE -- 1.5%
        135   Berkshire Hathaway, Inc., Class B+ .............      327,105
        127   Travelers Property Casualty Corporation,
               Class A+ ......................................        1,861
        262   Travelers Property Casualty Corporation,
               Class B+ ......................................        3,838
                                                                -----------
                                                                    332,804
                                                                -----------
   LEISURE AND ENTERTAINMENT -- 1.1%
     41,645   Six Flags, Inc.+ ...............................      237,793
                                                                -----------
   MANUFACTURING -- 6.6%
      8,335   Brady Corporation, Class A .....................      277,972
     11,940   SPX Corporation+ ...............................      447,153
     42,620   Tyco International Ltd.(e) .....................      727,950
                                                                -----------
                                                                  1,453,075
                                                                -----------
   OIL AND GAS -- 10.7%
     27,145   Kinder Morgan Management, LLC+ .................      857,511
         13   Kinder Morgan, Inc. ............................          549
    200,000   Magnum Hunter Resources, Inc.+ .................    1,190,000
     25,400   SK Corporation .................................      280,545
                                                                -----------
                                                                  2,328,605
                                                                -----------
   PHARMACEUTICALS -- 3.0%
     41,040   IMS Health, Inc. ...............................      656,640
                                                                -----------
   PRINTING/PUBLISHING -- 1.5%
     32,265   Playboy Enterprises, Inc., Class B+(e) .........      326,844
                                                                -----------
   RETAIL -- 3.2%
     14,355   Blockbuster, Inc., Class A .....................      175,849
      4,360   CVS Corporation ................................      108,869
      2,180   Fred's, Inc. ...................................       56,026
     34,735   Toys "R" Us, Inc.+ .............................      347,350
                                                                -----------
                                                                    688,094
                                                                -----------
   SERVICES -- 8.6%
     16,150   Arbitron, Inc.+ ................................      541,025
     35,660   Bally Total Fitness Holding Corporation+(e) ....      252,829
     82,775   Cadence Design Systems, Inc.+ ..................      975,917
      5,065   USA Interactive+(e) ............................      115,786
                                                                -----------
                                                                  1,885,557
                                                                -----------
   WASTE MANAGEMENT -- 1.6%
     33,855   Allied Waste Industries, Inc.+ .................      338,550
                                                                -----------
              Total Common Stocks
                (Cost $23,736,281) ...........................   20,660,837
                                                                -----------
    PRINCIPAL
      AMOUNT
     --------
CORPORATE BONDS -- 0.0% #
   (Cost $11,111)
   RETAIL -- 0.0% #
    $25,000   Ames Department Stores, Inc.,
               10.000% due 04/15/2006(b) .....................          375
                                                                -----------
COMMERCIAL PAPER -- 4.1%
   (Cost $899,969)
    900,000   General Electric Capital Corporation,
               1.250%++ due 01/02/2003 .......................      899,969
                                                                -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 0.9%
   (Cost $199,996)
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) -- 0.9%
    200,000   0.750%++ due 01/02/2003 ........................      199,996
                                                                -----------
TOTAL INVESTMENTS (COST $24,847,357*) ............   99.5%      $21,761,177
OTHER ASSETS AND LIABILITIES (NET) ...............    0.5           118,928
                                                    ------      -----------
NET ASSETS .......................................  100.0%      $21,880,105
                                                    ======      ===========
----------------------
  *  Aggregate cost for Federal tax purposes is $25,119,572.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(b)  Security is in default.  Represents 0.00% of net assets.
(e)  Securities in whole or in part on loan at December 31, 2002.
  #  Amount represents less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

------------------------------------------
    PORTFOLIO OF INVESTMENTS
------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
      SHARES                                                     (NOTE 1)
     --------                                                     --------

COMMON STOCKS -- 94.0%
   ADVERTISING -- 3.3%
     81,900   Lamar Advertising Company+ ..................... $  2,755,935
     32,500   Omnicom Group, Inc.(e) .........................    2,099,500
                                                               ------------
                                                                  4,855,435
                                                               ------------
   AEROSPACE/DEFENSE -- 1.1%
     27,000   Alliant Techsystems, Inc.+(e) ..................    1,683,450
                                                               ------------
   AIRLINES -- 0.3%
     32,000   Southwest Airlines Company(e) ..................      444,800
                                                               ------------
   AUTOMOTIVE -- 1.3%
     26,000   Advance Auto Parts, Inc.+(e) ...................    1,271,400
     21,000   Lear Corporation+ ..............................      698,880
                                                               ------------
                                                                  1,970,280
                                                               ------------
   BANKS -- 0.6%
     20,000   Comerica, Inc. .................................      864,800
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.3%
     31,000   Cox Radio, Inc., Class A+ ......................      707,110
     61,000   Hispanic Broadcasting Corporation+(e) ..........    1,253,550
     55,300   Univision Communications, Inc.,
               Class A+(e) ...................................    1,354,850
                                                               ------------
                                                                  3,315,510
                                                               ------------
   BUILDING/CONSTRUCTION -- 2.1%
     26,000   Centex Corporation(e) ..........................    1,305,200
     81,000   Masco Corporation ..............................    1,705,050
                                                               ------------
                                                                  3,010,250
                                                               ------------
   CHEMICALS -- 0.8%
     25,100   Cabot Microelectronics Corporation+(e) .........    1,184,720
                                                               ------------
   COMPUTER INDUSTRY -- 3.9%
     23,000   Affiliated Computer Services, Inc.,
               Class A+(e) ...................................    1,210,950
    101,400   Apple Computer, Inc.+ ..........................    1,453,062
    150,600   Brocade Communications Systems, Inc.+(e) .......      623,484
     68,000   Computer Associates International, Inc.(e) .....      918,000
    125,200   Siebel Systems, Inc.+ ..........................      936,496
     31,500   VERITAS Software Corporation+ ..................      492,030
                                                               ------------
                                                                  5,634,022
                                                               ------------
   CONSUMER PRODUCTS -- 1.0%
     54,600   Estee Lauder Companies, Inc., Class A(e) .......    1,441,440
                                                               ------------
   EDUCATION -- 0.6%
     22,000   Career Education Corporation+ ..................      880,000
                                                               ------------
   ELECTRONICS -- 5.2%
     53,000   Apogent Technologies, Inc.+ ....................    1,102,400
     41,000   Celestica, Inc.+(e) ............................      578,100
     35,000   Fisher Scientific International, Inc.+ .........    1,052,800
     36,000   Gentex Corporation+ ............................    1,139,040
     37,000   L-3 Communications Holdings, Inc.+(e) ..........    1,661,670
     64,000   Vishay Intertechnology, Inc.+ ..................      715,520
     60,000   Waters Corporation+ ............................    1,306,800
                                                               ------------
                                                                  7,556,330
                                                               ------------
   FINANCIAL SERVICES -- 6.3%
    120,000   BISYS Group, Inc.+(e) ..........................    1,908,000
     16,000   Capital One Financial Corporation(e) ...........      475,520
     59,100   DST Systems, Inc.+ .............................    2,101,005
     21,000   First Data Corporation .........................      743,610
     27,200   Fiserv, Inc.+ ..................................      923,440
    126,100   SunGard Data Systems, Inc.+ ....................    2,970,916
                                                               ------------
                                                                  9,122,491
                                                               ------------
   FOOD AND BEVERAGES -- 2.0%
     53,000   Fresh Del Monte Produce, Inc. ..................    1,002,230
     17,500   Hershey Foods Corporation ......................    1,180,200
     27,000   Pepsi Bottling Group, Inc. .....................      693,900
                                                               ------------
                                                                  2,876,330
                                                               ------------
   HEALTH CARE -- 15.6%
     98,600   AdvancePCS+(e) .................................    2,189,906
     54,000   Anthem, Inc.+ ..................................    3,396,600
     27,000   Beckman Coulter, Inc. ..........................      797,040
     99,000   Caremark Rx, Inc.+ .............................    1,608,750
     80,000   Community Health Systems, Inc.+ ................    1,647,200
     42,000   First Health Group Corporation+ ................    1,022,700
    114,500   Health Management Associates, Inc.,
               Class A(e) ....................................    2,049,550
     26,400   Henry Schein, Inc.+ ............................    1,188,000
     65,000   Laboratory Corporation of America
               Holdings+ .....................................    1,510,600
     31,300   Lincare Holdings, Inc.+ ........................      989,706
     76,900   McKesson Corporation ...........................    2,078,607
     20,900   Mid Atlantic Medical Services, Inc.+ ...........      677,160
     43,000   Tenet Healthcare Corporation+ ..................      705,200
     64,300   Triad Hospitals, Inc.+(e) ......................    1,918,069
     12,000   WellPoint Health Networks, Inc.+ ...............      853,920
                                                               ------------
                                                                 22,633,008
                                                               ------------
   HOTELS/RESORTS -- 0.9%
     52,900   Starwood Hotels & Resorts Worldwide, Inc. ......    1,255,846
                                                               ------------
   INSURANCE -- 5.0%
     60,000   ACE Ltd. .......................................    1,760,400
     38,000   HCC Insurance Holdings, Inc.(e) ................      934,800
     16,000   PartnerRe Ltd. .................................      829,120
     49,000   Radian Group, Inc. .............................    1,820,350
     66,000   Willis Group Holdings Ltd.+(e) .................    1,892,220
                                                               ------------
                                                                  7,236,890
                                                               ------------
   MANUFACTURING -- 1.5%
     22,000   Danaher Corporation(e) .........................    1,445,400
     19,000   SPX Corporation+(e) ............................      711,550
                                                               ------------
                                                                  2,156,950
                                                               ------------
   METALS/MINING -- 0.4%
     25,200   Arch Coal, Inc. ................................      544,068
                                                               ------------
   OIL AND GAS -- 5.5%
     50,700   ENSCO International, Inc.(e) ...................    1,493,115
     40,200   Nabors Industries Ltd.+ ........................    1,417,854
     82,300   National-Oilwell, Inc.+ ........................    1,797,432
     60,700   Smith International, Inc.+(e) ..................    1,980,034
     34,900   Weatherford International Ltd.+(e) .............    1,393,557
                                                               ------------
                                                                  8,081,992
                                                               ------------

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                                DECEMBER 31, 2002

                                                                   VALUE
      SHARES                                                     (NOTE 1)
     --------                                                     --------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 7.3%
     21,200   Alcon, Inc.+(e) ................................ $    836,340
     41,000   AmerisourceBergen Corporation ..................    2,226,710
     20,000   Biovail Corporation+ ...........................      528,200
     32,000   Express Scripts, Inc.+(e) ......................    1,537,280
     52,600   King Pharmaceuticals, Inc.+ ....................      904,194
     54,500   Medicis Pharmaceutical Corporation,
               Class A+(e) ...................................    2,707,015
     32,000   MedImmune, Inc.+ ...............................      869,440
     40,600   Omnicare, Inc. .................................      967,498
                                                               ------------
                                                                 10,576,677
                                                               ------------
   PRINTING/PUBLISHING -- 0.5%
     22,000   Scholastic Corporation+ ........................      790,900
                                                               ------------
   RESTAURANTS -- 3.0%
     76,000   Darden Restaurants, Inc. .......................    1,554,200
     77,000   Jack in the Box, Inc.+ .........................    1,331,330
     52,800   Wendy's International, Inc. ....................    1,429,296
                                                               ------------
                                                                  4,314,826
                                                               ------------
   RETAIL -- 11.0%
     78,900   Abercrombie & Fitch Company, Class A+ ..........    1,614,294
     21,200   Bed Bath & Beyond, Inc.+ .......................      732,036
     63,000   Best Buy Company, Inc.+(e) .....................    1,521,450
     37,000   Blockbuster, Inc., Class A(e) ..................      453,250
     36,600   CDW Computer Centers, Inc.+(e) .................    1,604,910
     55,000   CVS Corporation ................................    1,373,350
     76,700   Dollar Tree Stores, Inc.+(e) ...................    1,884,519
     21,200   Fastenal Company(e) ............................      792,668
    124,000   Foot Locker, Inc. ..............................    1,302,000
     50,900   Gap, Inc.(e) ...................................      789,968
     28,000   Rent-A-Center, Inc.+ ...........................    1,398,600
     52,000   TJX Companies, Inc. ............................    1,015,040
     56,000   Williams-Sonoma, Inc.+(e) ......................    1,520,400
                                                               ------------
                                                                 16,002,485
                                                               ------------
   SEMICONDUCTORS -- 2.6%
     50,000   Altera Corporation+ ............................      617,000
     20,000   Linear Technology Corporation ..................      514,400
    101,500   Micron Technology, Inc.+(e) ....................      988,610
     31,000   Novellus Systems, Inc.+(e) .....................      870,480
     77,900   Semtech Corporation+ ...........................      850,668
                                                               ------------
                                                                  3,841,158
                                                               ------------
   SERVICES -- 5.9%
    104,700   AMN Healthcare Services, Inc.+(e) ..............    1,770,477
     18,100   Certegy, Inc.+ .................................      444,355
     33,000   Iron Mountain, Inc.+(e) ........................    1,089,330
     82,000   Jacobs Engineering Group, Inc.+ ................    2,919,200
     20,000   Manpower, Inc. .................................      638,000
    110,000   Robert Half International, Inc.+ ...............    1,772,100
                                                               ------------
                                                                  8,633,462
                                                               ------------
   TELECOMMUNICATIONS -- 2.7%
    195,000   UTStarcom, Inc.+(e) ............................    3,866,850
                                                               ------------
   TRANSPORTATION -- 1.3%
     60,000   Expeditors International of Washington, Inc. ...    1,959,000
                                                               ------------
              Total Common Stocks
                (Cost $148,728,253) ..........................  136,733,970
                                                               ------------

     PRINCIPAL                                                     VALUE
      AMOUNT                                                      (NOTE 1)
     --------                                                     --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.8%
(Cost $7,056,853)
   FEDERAL HOME LOAN BANK (FHLB) -- 4.8%
 $7,057,000   0.750%++ due 01/02/2003 ........................ $  7,056,853
                                                               ------------
TOTAL INVESTMENTS (COST $155,785,106*) ............   98.8%    $143,790,823
OTHER ASSETS AND LIABILITIES (NET) ................    1.2        1,675,747
                                                     ------    ------------
NET ASSETS ........................................  100.0%    $145,466,570
                                                     ======    ============
----------------------
  *  Aggregate cost for Federal tax purposes is $160,985,812.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at  December 31, 2002.

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- 51.8%
   AEROSPACE/DEFENSE -- 0.1%
     21,600   United Technologies Corporation .............. $    1,337,904
                                                             --------------
   BANKS -- 4.3%
    153,800   Bank of America Corporation ..................     10,699,866
    390,760   FleetBoston Financial Corporation ............      9,495,468
    386,200   Mellon Financial Corporation .................     10,083,682
    146,600   SouthTrust Corporation .......................      3,643,010
     95,200   SunTrust Banks, Inc. .........................      5,418,784
     14,697   U.S. Bancorp .................................        311,870
    132,100   Wachovia Corporation .........................      4,813,724
                                                             --------------
                                                                 44,466,404
                                                             --------------
   BROADCAST, RADIO AND TELEVISION -- 2.9%
    166,946   Comcast Corporation, Class A+(e) .............      3,934,917
    336,140   Comcast Corporation, Special Class A+(e) .....      7,593,403
     53,700   Gannett Company, Inc. ........................      3,855,660
    362,553   Viacom, Inc., Class B+ .......................     14,777,660
                                                             --------------
                                                                 30,161,640
                                                             --------------
   CHEMICALS -- 0.9%
     23,540   Air Products and Chemicals, Inc. .............      1,006,335
     64,800   Akzo Nobel N.V. ..............................      2,055,578
     99,300   Dow Chemical Company .........................      2,949,210
     21,800   Du Pont (E.I.) de Nemours and Company ........        924,320
     33,700   Lyondell Chemical Company ....................        425,968
     30,100   PPG Industries, Inc. .........................      1,509,515
                                                             --------------
                                                                  8,870,926
                                                             --------------
   COMPUTER INDUSTRY -- 1.3%
    136,100   Hewlett-Packard Company ......................      2,362,696
    159,400   Intel Corporation ............................      2,481,858
     15,220   International Business Machines
               Corporation .................................      1,179,550
     70,100   Microsoft Corporation+ .......................      3,624,170
    360,900   Oracle Corporation+ ..........................      3,897,720
                                                             --------------
                                                                 13,545,994
                                                             --------------
   CONSUMER PRODUCTS -- 1.3%
     28,800   Colgate-Palmolive Company ....................      1,509,984
      8,100   Fortune Brands, Inc. .........................        376,731
     63,800   Gillette Company .............................      1,936,968
     73,820   Kimberly-Clark Corporation ...................      3,504,235
     67,600   Philip Morris Companies, Inc. ................      2,739,828
     39,620   Procter & Gamble Company .....................      3,404,943
                                                             --------------
                                                                 13,472,689
                                                             --------------
   ELECTRONICS -- 0.2%
     51,200   Eastman Kodak Company(e) .....................      1,794,048
                                                             --------------
   FINANCIAL SERVICES -- 4.1%
     22,500   American Express Company .....................        795,375
    397,576   Citigroup, Inc. ..............................     13,990,699
     20,100   Fannie Mae ...................................      1,293,033
    189,940   Freddie Mac ..................................     11,215,957
     49,000   Goldman Sachs Group, Inc.(e) .................      3,336,900
    227,450   Merrill Lynch & Company, Inc.(e) .............      8,631,728
     51,200   Morgan Stanley Dean Witter & Company .........      2,043,904
     40,000   T. Rowe Price Group, Inc. ....................      1,091,200
                                                             --------------
                                                                 42,398,796
                                                             --------------
   FOOD AND BEVERAGES -- 1.1%
    262,717   Archer-Daniels-Midland Company ...............      3,257,691
     47,946   Diageo Plc ...................................        521,026
    136,600   Kellogg Company ..............................      4,681,282
      3,861   Nestle S.A.+ .................................        818,168
     41,247   PepsiCo, Inc. ................................      1,741,449
                                                             --------------
                                                                 11,019,616
                                                             --------------
   HEALTH CARE -- 0.2%
     81,700   Baxter International, Inc. ...................      2,287,600
          1   LifePoint Hospitals, Inc.+(e) ................             30
                                                             --------------
                                                                  2,287,630
                                                             --------------
   HOTELS/RESORTS -- 0.5%
    270,100   Hilton Hotels Corporation ....................      3,432,971
     72,900   Starwood Hotels & Resorts
               Worldwide, Inc. .............................      1,730,646
                                                             --------------
                                                                  5,163,617
                                                             --------------
   INSURANCE -- 2.9%
    160,370   Allstate Corporation .........................      5,932,086
     91,500   Chubb Corporation ............................      4,776,300
     16,800   CIGNA Corporation ............................        690,816
    162,400   Hartford Financial Services Group, Inc. ......      7,377,832
    250,590   MetLife, Inc.(e) .............................      6,775,954
     87,900   Nationwide Financial Services, Inc.,
               Class A .....................................      2,518,335
    154,700   Travelers Property Casualty Corporation,
               Class A+ ....................................      2,266,355
                                                             --------------
                                                                 30,337,678
                                                             --------------
   LEISURE AND ENTERTAINMENT -- 0.3%
    205,320   Walt Disney Company ..........................      3,348,769
                                                             --------------
   MANUFACTURING -- 1.9%
     28,400   Caterpillar, Inc.(e) .........................      1,298,448
    162,280   Deere & Company ..............................      7,440,538
    162,300   General Electric Company .....................      3,952,005
     20,900   Honeywell International, Inc. ................        501,600
    214,400   Owens-Illinois, Inc.+ ........................      3,125,952
    206,000   Tyco International Ltd.(e) ...................      3,518,480
                                                             --------------
                                                                 19,837,023
                                                             --------------
   METALS/MINING -- 1.1%
     39,200   Alcan, Inc.(e) ...............................      1,157,184
    383,760   Alcoa, Inc. ..................................      8,742,053
     39,400   Phelps Dodge Corporation+ ....................      1,247,010
                                                             --------------
                                                                 11,146,247
                                                             --------------
   OIL AND GAS -- 9.5%
    139,556   Apache Corporation(e) ........................      7,953,297
     86,700   BJ Services Company+(e) ......................      2,801,277
    199,142   BP Plc, ADR ..................................      8,095,122
     86,100   ConocoPhillips ...............................      4,166,379
     73,300   Cooper Cameron Corporation+(e) ...............      3,651,806
    242,940   Devon Energy Corporation(e) ..................     11,150,946
    325,154   Exxon Mobil Corporation ......................     11,360,881
    166,900   GlobalSantaFe Corporation(e) .................      4,059,008
    201,040   National Fuel Gas Company(e) .................      4,167,559
    305,960   Noble Corporation+(e) ........................     10,754,494
    369,360   Occidental Petroleum Corporation .............     10,508,292
    107,800   Praxair, Inc. ................................      6,227,606
    250,800   Schlumberger Ltd. ............................     10,556,172
     67,235   Unocal Corporation ...........................      2,056,046
                                                             --------------
                                                                 97,508,885
                                                             --------------

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
      SHARES                                                     (NOTE 1)
     --------                                                    --------

COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 0.9%
     82,900   Bowater, Inc.(e) ............................. $    3,477,655
    134,100   International Paper Company ..................      4,689,477
     90,700   Smurfit-Stone Container Corporation+(e) ......      1,395,964
                                                             --------------
                                                                  9,563,096
                                                             --------------
   PHARMACEUTICALS -- 4.0%
     19,080   Abbott Laboratories ..........................        763,200
     37,460   Bristol-Myers Squibb Company .................        867,199
    130,200   Eli Lilly and Company ........................      8,267,700
    176,900   Merck & Company, Inc. ........................     10,014,309
    439,500   Pfizer, Inc. .................................     13,435,515
    338,010   Schering-Plough Corporation ..................      7,503,822
                                                             --------------
                                                                 40,851,745
                                                             --------------
   PRINTING/PUBLISHING -- 1.2%
     86,900   New York Times Company, Class A ..............      3,973,937
    621,700   Reed Elsevier Plc ............................      5,324,710
     69,900   Tribune Company(e) ...........................      3,177,654
                                                             --------------
                                                                 12,476,301
                                                             --------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.7%
     88,100   Equity Office Properties Trust ...............      2,200,738
    159,460   Equity Residential ...........................      3,919,527
     24,200   Healthcare Realty Trust, Inc. ................        707,850
                                                             --------------
                                                                  6,828,115
                                                             --------------
   RESTAURANTS -- 0.3%
    203,600   McDonald's Corporation .......................      3,273,888
                                                             --------------
   RETAIL -- 2.5%
    191,000   Home Depot, Inc. .............................      4,576,360
    550,100   Kroger Company+ ..............................      8,499,045
    121,400   May Department Stores Company ................      2,789,772
     26,700   Safeway, Inc.+ ...............................        623,712
    367,700   Sears, Roebuck and Company(e) ................      8,806,415
                                                             --------------
                                                                 25,295,304
                                                             --------------
   SEMICONDUCTORS -- 0.4%
    100,800   Applied Micro Circuits Corporation+ ..........        371,952
    248,930   Texas Instruments, Inc. ......................      3,736,439
                                                             --------------
                                                                  4,108,391
                                                             --------------
   SERVICES -- 0.2%
     48,000   Automatic Data Processing, Inc. ..............      1,884,000
                                                             --------------
   TELECOMMUNICATIONS -- 5.4%
    125,200   Advanced Fibre Communications, Inc.+ .........      2,088,336
    272,604   AT&T Corporation .............................      7,117,690
  1,408,306   AT&T Wireless Services, Inc.+(e) .............      7,956,929
    276,400   BellSouth Corporation ........................      7,150,468
    302,000   Motorola, Inc.(e) ............................      2,612,300
    215,496   SBC Communications, Inc. .....................      5,842,097
    176,600   Telephone and Data Systems, Inc. .............      8,303,732
    257,694   Verizon Communications, Inc. .................      9,985,643
    226,504   Vodafone Group Plc, ADR(e) ...................      4,104,252
                                                             --------------
                                                                 55,161,447
                                                             --------------
   TRANSPORTATION -- 0.8%
    193,230   Burlington Northern Santa Fe Corporation .....      5,025,912
    147,100   Norfolk Southern Corporation .................      2,940,529
                                                             --------------
                                                                  7,966,441
                                                             --------------
   UTILITIES -- 2.8%
  1,128,700   Calpine Corporation+(e) ......................      3,679,562
     52,400   Entergy Corporation ..........................      2,388,916
     38,120   Exelon Corporation ...........................      2,011,592
     24,250   FPL Group, Inc.(e) ...........................      1,458,153
    555,951   NiSource, Inc.(e) ............................     11,119,020
     36,520   Pinnacle West Capital Corporation ............      1,244,967
    242,800   TXU Corporation(e) ...........................      4,535,504
     78,260   WGL Holdings, Inc.(e) ........................      1,871,979
                                                             --------------
                                                                 28,309,693
                                                             --------------
              Total Common Stocks
                (Cost $575,428,737) ........................    532,416,287
                                                             --------------
PREFERRED STOCKS -- 0.7%
   FINANCIAL SERVICES -- 0.3%
     48,000   Hartford Financial Services Group,
               Convertible .................................      2,365,440
                                                             --------------
   TELECOMMUNICATIONS -- 0.3%
     96,200   Motorola, Inc.+(e) ...........................      3,078,400
                                                             --------------
   UTILITIES -- 0.1%
     26,680   NiSource, Inc., Convertible ..................      1,024,512
                                                             --------------
              Total Preferred Stocks
                (Cost $7,991,392) ..........................      6,468,352
                                                             --------------
   PRINCIPAL
    AMOUNT
   --------

ASSET BACKED SECURITIES -- 0.9%
   $825,000   American Express Credit Account
               Master Trust,
               5.600% due 11/15/2006 .......................        867,089
    173,286   Beneficial Mortgage Corporation,
               1.500%+++ due 09/28/2037 ....................        171,488
  2,200,000   Capital One Auto Finance Trust,
               4.790% due 01/15/2009 .......................      2,343,327
  2,359,000   Citibank Credit Card Issuance Trust,
               6.650% due 05/15/2008 .......................      2,546,635
  2,574,000   Residential Funding Mortgage Securities I,
               6.000% due 12/25/2016 .......................      2,647,306
    800,000   Summit Acceptance Auto Receivables Trust,
               7.510% due 02/15/2007** .....................        830,375
                                                             --------------
              Total Asset Backed Securities
                (Cost $8,939,901) ..........................      9,406,220
                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
  1,040,286   Bear Stearns Commercial Mortgage
               Securities,
               6.800% due 09/15/2008 .......................      1,139,334
     85,969   BlackRock Capital Finance LP,
               7.750% due 09/25/2026** .....................         65,578
  2,890,702   Certificates Funding Corporation,
               6.716% due 12/19/2004** .....................      3,114,196
              Chase Commercial Mortgage Securities
               Corporation:
  1,699,000    6.390% due 11/18/2030 .......................      1,905,150
    350,279    7.543% due 07/15/2032 .......................        394,512
  1,235,475   Chase Mortgage Finance Corporation,
               6.000% due 02/25/2017 .......................      1,272,574

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2002

     PRINCIPAL                                                    VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$   541,099   COMM 2000,
               1.600%+++ due 04/15/2011** ..................  $     541,393
  2,058,000   Countrywide Alternative Loan Trust,
               8.000% due 07/25/2030 .......................      2,156,886
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 06/20/2030** .....................        493,070
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 06/02/2033** .....................      1,367,838
    605,867   GMAC Commercial Mortgage Securities, Inc.,
               3.898% due 07/05/2013 .......................        606,624
  1,189,397   GS Mortgage Securities Corporation II,
               6.060% due 10/18/2030 .......................      1,262,403
    918,320   Independent National Mortgage Corporation,
               7.000% due 05/25/2026 .......................        932,642
    426,000   J.P. Morgan Commercial Mortgage Finance
               Corporation,
               6.613% due 01/15/2030 .......................        477,464
 47,746,070   Morgan Stanley Capital I {IO},
               0.378%+++ due 11/15/2030** ..................      1,565,455
  1,452,333   Morgan Stanley Dean Witter Capital I,
               2.960%+++ due 10/07/2013**& .................      1,453,897
              Residential Accredit Loans, Inc.:
  1,625,000    6.750% due 10/25/2028 .......................      1,672,938
    942,762    7.000% due 03/25/2028 .......................        978,324
    940,000   Wells Fargo Mortgage Backed Securities Trust,
               6.000% due 03/25/2017 .......................        994,434
                                                             --------------
              Total Collateralized Mortgage Obligations
                (Cost $21,033,697) .........................     22,394,712
                                                             --------------
CONVERTIBLE BONDS AND NOTES -- 0.7%
   HOTELS/RESORTS -- 0.2%
  2,230,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006(e) ....................      2,146,375
                                                             --------------
   INSURANCE -- 0.1%
  1,734,000   Loews Corporation,
               3.125% due 09/15/2007 .......................      1,560,600
                                                             --------------
   SEMICONDUCTORS -- 0.4%
  3,690,000   Analog Devices, Inc.,
               4.750% due 10/01/2005 .......................      3,685,387
                                                             --------------
              Total Convertible Bonds and Notes
                (Cost $7,115,847) ..........................      7,392,362
                                                             --------------
CORPORATE BONDS -- 11.4%
   AEROSPACE/DEFENSE -- 0.2%
  1,474,000   Northrop Grumman Corporation,
               7.750% due 02/15/2031 .......................      1,772,737
                                                             --------------
   AIRLINES -- 0.1%
    367,294   American Airlines, Inc.,
               6.855% due 04/15/2009 .......................        350,888
              Continental Airlines, Inc.:
    273,159    6.648% due 09/15/2017 .......................        238,821
    941,739    7.256% due 03/15/2020 .......................        825,976
                                                             --------------
                                                                  1,415,685
                                                             --------------
   AUTOMOTIVE -- 0.4%
  1,375,000   Ford Motor Company,
               7.450% due 07/16/2031 .......................      1,199,287
              TRW, Inc.:
  1,500,000    6.625% due 06/01/2004 .......................      1,559,541
  1,012,000    7.750% due 06/01/2029 .......................      1,197,330
                                                             --------------
                                                                  3,956,158
                                                             --------------
   BANKS -- 1.0%
$   955,000   Abbey National Capital Trust I,
               8.963%+++ due 12/29/2049 ....................      1,188,163
  2,908,000   Bank of America Corporation,
               7.400% due 01/15/2011 .......................      3,430,847
  3,600,000   KFW International Finance,
               4.250% due 04/18/2005(e) ....................      3,788,694
  1,501,000   Unicredito Italian Capital Trust,
               9.200%+++ due 10/01/2049**(e) ...............      1,847,722
                                                             --------------
                                                                 10,255,426
                                                             --------------
   BROADCAST, RADIO AND TELEVISION -- 0.5%
    729,000   AOL Time Warner, Inc.,
               6.150% due 05/01/2007 .......................        758,162
    944,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 .......................      1,007,143
              Clear Channel Communications, Inc.:
    633,000    7.250% due 09/15/2003 .......................        645,905
    445,000    7.875% due 06/15/2005 .......................        487,521
              News America Holdings, Inc.:
    357,000    6.703%+++ due 05/21/2034 ....................        361,664
    380,000    8.500% due 02/15/2005 .......................        411,089
    146,000   Time Warner Entertainment,
               10.150% due 05/01/2012 ......................        184,599
    445,000   Time Warner, Inc.,
               6.875% due 06/15/2018 .......................        446,192
    930,000   USA Interactive,
               7.000% due 01/15/2013**& ....................        963,372
                                                             --------------
                                                                  5,265,647
                                                             --------------
   COMMUNICATIONS -- 0.0%#
    494,000   Sprint Capital Corporation,
               7.125% due 01/30/2006(e) ....................        489,462
                                                             --------------
   FINANCIAL SERVICES -- 3.1%
  1,243,000   AIG SunAmerica Global Financing II,
               7.600% due 06/15/2005** .....................      1,393,980
    793,000   AIG SunAmerica Institutional Funding II,
               5.750% due 02/16/2009 .......................        856,114
  1,537,000   Associates Corporation of North America,
               5.500% due 02/15/2004 .......................      1,602,429
  2,177,000   Citigroup, Inc.,
               7.250% due 10/01/2010 .......................      2,531,039
  1,186,000   Countrywide Home Loans, Inc.,
               6.850% due 06/15/2004 .......................      1,262,071
              Credit Suisse First Boston USA, Inc.:
  3,518,000    4.625% due 01/15/2008 .......................      3,570,031
    580,000    5.750% due 04/15/2007(e) ....................        621,468
    857,000   DBS Capital Funding Corporation,
               7.657%+++ due 03/15/2049** ..................        952,760
  1,636,000   Ford Motor Credit Company,
               7.375% due 10/28/2009 .......................      1,623,616
              General Electric Capital Corporation:
  1,227,000    6.750% due 03/15/2032 .......................      1,361,123
    824,000    7.500% due 05/15/2005 .......................        920,855
    336,000    8.750% due 05/21/2007 .......................        404,936
              General Motors Acceptance Corporation:
  2,400,000    5.360% due 07/27/2004 .......................      2,453,268
  1,172,000    6.875% due 09/15/2011 .......................      1,170,679
    720,000    8.000% due 11/01/2031 .......................        725,959
              Lehman Brothers Holdings, Inc.:
    808,000    7.750% due 01/15/2005 .......................        886,878
    944,000    8.250% due 06/15/2007 .......................      1,110,624
    350,000   MidAmerican Funding LLC,
               6.927% due 03/01/2029 .......................        370,234

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2002

     PRINCIPAL                                                    VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

CORPORATE BONDS -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
 $1,793,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006(e) .................... $    1,954,687
    719,000   Natexis Ambs Company LLC,
               8.440%+++ due 12/29/2049**(e) ...............        838,060
  1,356,000   Pemex Project Funding Master Trust,
               9.125% due 10/13/2010 .......................      1,556,010
    909,000   Prudential Funding LLC,
               6.600% due 05/15/2008 .......................      1,007,187
  1,045,000   SLM Corporation,
               5.375% due 01/15/2013 .......................      1,079,835
  1,859,000   Socgen Real Estate LLC,
               7.640%+++ due 12/29/2049** ..................      2,046,990
                                                             --------------
                                                                 32,300,833
                                                             --------------
   FOOD AND BEVERAGES -- 0.4%
  1,251,000   Dole Foods Company,
               7.250% due 05/01/2009 .......................      1,213,063
  1,100,000   Kellogg Company,
               6.000% due 04/01/2006 .......................      1,193,207
  1,118,000   Tyson Foods, Inc.,
               8.250% due 10/01/2011**(e) ..................      1,323,955
                                                             --------------
                                                                  3,730,225
                                                             --------------
   HEALTH CARE -- 0.2%
  1,862,000   HCA, Inc.,
               6.950% due 05/01/2012 .......................      1,965,579
                                                             --------------
   HOTELS/RESORTS -- 0.2%
    745,000   Harrah's Operating Company, Inc.,
               7.125% due 06/01/2007 .......................        822,122
    923,000   MGM Mirage, Inc.,
               8.500% due 09/15/2010(e) ....................      1,021,672
                                                             --------------
                                                                  1,843,794
                                                             --------------
   INSURANCE -- 0.2%
  1,007,000   Allstate Corporation,
               6.125% due 12/15/2032 .......................      1,029,386
    967,000   Metlife, Inc.,
               6.500% due 12/15/2032 .......................      1,007,046
                                                             --------------
                                                                  2,036,432
                                                             --------------
   MANUFACTURING -- 0.1%
  1,171,000   Kennametal, Inc.,
               7.200% due 06/15/2012 .......................      1,244,655
                                                             --------------
   OIL AND GAS -- 0.6%
  1,136,000   Amerada Hess Corporation,
               7.300% due 08/15/2031 .......................      1,238,347
  1,767,000   Devon Financing Corporation ULC,
               6.875% due 09/30/2011 .......................      1,971,465
    948,000   Occidental Petroleum Corporation,
               6.400%+++ due 04/01/2003 ....................        957,350
  1,862,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 .......................      2,118,477
                                                             --------------
                                                                  6,285,639
                                                             --------------
   PAPER AND FOREST PRODUCTS -- 0.4%
  1,908,000   Abitibi-Consolidated, Inc.,
               8.850% due 08/01/2030 .......................      2,058,438
              Weyerhaeuser Company:
  1,145,000    6.750% due 03/15/2012** .....................      1,250,598
    624,000    7.375% due 03/15/2032** .....................        678,871
                                                             --------------
                                                                  3,987,907
                                                             --------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.6%
 $1,109,000   EOP Operating LP,
               6.800% due 01/15/2009 .......................      1,204,293
  2,472,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 .......................      2,571,641
  1,925,000   Vornado Realty,
               5.625% due 06/15/2007 .......................      1,963,362
                                                             --------------
                                                                  5,739,296
                                                             --------------
   RETAIL -- 0.1%
  1,535,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 .......................      1,574,149
                                                             --------------
   SERVICES -- 0.1%
    765,000   Cendant Corporation,
               6.875% due 08/15/2006 .......................        794,442
                                                             --------------
   TELECOMMUNICATIONS -- 1.4%
    664,000   Alltel Corporation,
               7.875% due 07/01/2032 .......................        817,426
  2,445,000   AT&T Corporation,
               9.650% due 03/31/2027 .......................      2,252,092
    493,000   AT&T Wireless Services, Inc.,
               7.350% due 03/01/2006 .......................        508,215
              Citizens Communications Company:
  1,824,000    7.625% due 08/15/2008 .......................      2,022,256
    529,000    8.500% due 05/15/2006 .......................        586,329
  1,854,000   Cox Communications, Inc.,
               7.750% due 11/01/2010 .......................      2,114,780
    983,000   France Telecom,
               4.160%+++ due 03/14/2003 ....................        983,457
  1,338,000   Sprint Capital Corporation,
               5.700% due 11/15/2003(e) ....................      1,331,652
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 .......................        519,266
  2,493,000   Verizon Global Funding Corporation,
               7.375% due 09/01/2012 .......................      2,874,397
                                                             --------------
                                                                 14,009,870
                                                             --------------
   TRANSPORTATION -- 0.1%
    721,000   Union Pacific Corporation,
               6.340% due 11/25/2003 .......................        746,965
                                                             --------------
   UTILITIES -- 1.5%
    362,000   Cleveland Electric Illuminating Company,
               9.000% due 07/01/2023 .......................        385,228
    487,000   Dominion Resources, Inc.,
               7.600% due 07/15/2003 .......................        498,409
    864,000   DTE Energy Company,
               7.050% due 06/01/2011 .......................        960,701
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 .......................        471,604
    400,000   FirstEnergy Corporation,
               6.450% due 11/15/2011 .......................        398,733
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 .......................        241,798
  2,069,000   Hydro-Quebec,
               6.300% due 05/11/2011 .......................      2,360,245
              Kinder Morgan Energy Partners LP:
  1,331,000    6.750% due 03/15/2011(e) ....................      1,448,091
    583,000    7.750% due 03/15/2032 .......................        663,820
    319,000   Midamerican Energy Holdings,
               5.875% due 10/01/2012** .....................        323,976
              Niagara Mohawk Power Corporation:
  1,206,000    7.750% due 05/15/2006 .......................      1,367,778
    662,000    8.770% due 01/01/2018 .......................        692,884

                       See Notes to Financial Statements.

---------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                                DECEMBER 31, 2002

     PRINCIPAL                                                    VALUE
      AMOUNT                                                     (NOTE 1)
     --------                                                    --------

CORPORATE BONDS -- (CONTINUED)
   UTILITIES -- (CONTINUED)
 $  375,737   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ....................... $      420,680
    737,000   Northwestern Corporation,
               8.750% due 03/15/2012** .....................        530,324
  1,270,000   Oncor Electric Delivery,
               7.000% due 05/01/2032 .......................      1,273,767
  1,236,000   PSEG Power LLC,
               8.625% due 04/15/2031 .......................      1,335,304
    181,778   System Energy Resources,
               7.430% due 01/15/2011 .......................        189,826
    873,000   Toledo Edison Company,
               7.875% due 08/01/2004 .......................        926,649
    955,657   Waterford 3 Funding,
               8.090% due 01/02/2017 .......................      1,033,383
                                                             --------------
                                                                 15,523,200
                                                             --------------
   WASTE MANAGEMENT -- 0.2%
              Waste Management, Inc.:
    559,000    7.000% due 10/01/2004 .......................        585,465
  1,668,000    7.375% due 08/01/2010 .......................      1,827,696
                                                             --------------
                                                                  2,413,161
                                                             --------------
              Total Corporate Bonds
                (Cost $110,766,085) ........................    117,351,262
                                                             --------------
SOVEREIGN ISSUES -- 0.4%
   ITALY -- 0.3%
  2,376,000   Republic of Italy,
               4.625% due 06/15/2005 .......................      2,508,263
                                                             --------------
   MEXICO -- 0.1%
              United Mexican States:
    374,000    8.375% due 01/14/2011 .......................        423,555
    360,000    11.375% due 09/15/2016 ......................        483,300
                                                             --------------
                                                                    906,855
                                                             --------------
   NORWAY -- 0.0%
    400,000   Union Bank of Norway,
               7.350% due 12/29/2049 .......................        411,640
                                                             --------------
              Total Sovereign Issues
                (Cost $3,633,238) ..........................      3,826,758
                                                             --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.7%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 2.0%
  2,424,000   4.250% due 06/15/2005(e) .....................      2,553,507
  6,996,000   5.500% due 07/15/2006(e) .....................      7,696,671
  1,500,000   6.000% due 06/15/2011 ........................      1,701,777
  7,798,000   7.000% due 07/15/2005(e) .....................      8,752,935
                                                             --------------
                                                                 20,704,890
                                                             --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 0.1%
    457,677   6.500% due 12/01/2015 ........................        484,368
                                                             --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 14.1%
  1,715,000   4.080% due 04/25/2031 ........................      1,718,970
  3,500,000   5.250% due 04/15/2007(e) .....................      3,835,451
 21,342,000   5.500% due 02/15/2006 to 02/01/2032(e) .......     22,249,085
  1,270,000   5.722% due 02/01/2009 ........................      1,383,538
 42,765,943   6.000% due 04/01/2016 to 06/30/2032 ..........     44,454,744
  7,064,000   6.125% due 03/15/2012(e) .....................      8,067,272
 38,557,870   6.500% due 06/01/2031 to 08/01/2032 ..........     40,177,515
  9,404,000   6.625% due 09/15/2009 to 11/15/2010 ..........     11,051,713
$ 1,925,872   7.000% due 06/01/2032 ........................      2,026,251
  9,598,994   7.500% due 02/01/2030 to 02/01/2032 ..........     10,196,509
                                                             --------------
                                                                145,161,048
                                                             --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.3%
  3,610,848   6.500% due 03/15/2028 to 12/15/2028 ..........      3,796,804
 18,601,738   7.000% due 03/15/2028 to 03/15/2032 ..........     19,729,409
    381,907   7.500% due 12/15/2023 to 02/15/2028 ..........        409,554
                                                             --------------
                                                                 23,935,767
                                                             --------------
   STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.2%
  1,700,000   5.000% due 06/30/2004 ........................      1,785,984
                                                             --------------
              Total U.S. Government Agency Obligations
                (Cost $185,310,921) ........................    192,072,057
                                                             --------------
U.S. TREASURY OBLIGATIONS -- 6.4%
   U.S. TREASURY BONDS -- 2.7%
  2,409,000   5.375% due 02/15/2031(e) .....................      2,626,940
 19,255,000   6.250% due 08/15/2023 to 05/15/2030(e) .......     22,699,205
  1,926,000   11.875% due 11/15/2003(e) ....................      2,102,425
                                                             --------------
                                                                 27,428,570
                                                             --------------
   U.S. TREASURY INFLATION INDEXED NOTES -- 0.4%
  3,763,000   3.375% due 01/15/2007(e) .....................      4,664,409
                                                             --------------
   U.S. TREASURY NOTES -- 3.3%
    200,000   2.000% due 11/30/2004(e) .....................        201,719
  2,054,000   3.500% due 11/15/2006(e) .....................      2,138,087
 10,492,000   3.250% due 08/15/2007(e) .....................     10,755,129
  1,345,000   4.000% due 11/15/2012(e) .....................      1,364,441
  7,717,000   4.375% due 08/15/2012(e) .....................      8,068,787
  9,725,000   6.875% due 05/15/2006(e) .....................     11,192,113
                                                             --------------
                                                                 33,720,276
                                                             --------------
              Total U.S. Treasury Obligations
                (Cost $63,588,427) .........................     65,813,255
                                                             --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 10.3%
   (Cost $105,839,795)
   FEDERAL HOME LOAN BANK (FHLB) -- 10.3%
105,842,000   0.750%++ due 01/02/2003 ......................    105,839,795
                                                             --------------
TOTAL INVESTMENTS (COST $1,089,648,040*) ............ 103.5% $1,062,981,060
OTHER ASSETS AND LIABILITIES (NET) ..................  (3.5)    (35,512,297)
                                                      ------ --------------
NET ASSETS .......................................... 100.0% $1,027,468,763
                                                      ====== ==============
----------------------
  *  Aggregate cost for Federal tax purposes is $1,105,069,741.
 ** Restricted security. Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  &  Illiquid security.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
+++  Floating rate security.  Rate shown is in effect at  December 31, 2002.
(e)  Securities in whole or in part on loan at  December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 IO  --  Interest Only
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-----------------------------------------
    PORTFOLIO OF INVESTMENTS
-----------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                                DECEMBER 31, 2002

                                                                 VALUE
       SHARES                                                   (NOTE 1)
       ------                                                   --------

COMMON STOCKS -- 94.3%
   AEROSPACE/DEFENSE -- 2.1%
     64,000   Lockheed Martin Corporation ...................  $  3,696,000
                                                               ------------
   AIRLINES -- 1.6%
    200,000   Southwest Airlines Company(e) .................     2,780,000
                                                               ------------
   AUTOMOTIVE -- 3.3%
    253,545   Delphi Corporation ............................     2,041,037
    154,100   Navistar International Corporation+(e) ........     3,746,171
                                                               ------------
                                                                  5,787,208
                                                               ------------
   BANKS -- 6.1%
     63,000   Bank of America Corporation ...................     4,382,910
    112,500   Synovus Financial Corporation(e) ..............     2,182,500
    203,025   U.S. Bancorp ..................................     4,308,191
                                                               ------------
                                                                 10,873,601
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 6.3%
     60,000   Gannett Company, Inc. .........................     4,308,000
    170,000   Viacom, Inc., Class A+(e) .....................     6,937,700
                                                               ------------
                                                                 11,245,700
                                                               ------------
   CHEMICALS -- 5.2%
     94,926   Du Pont (E.I.) de Nemours and Company .........     4,024,862
    161,000   Rohm and Haas Company .........................     5,229,280
                                                               ------------
                                                                  9,254,142
                                                               ------------
   COMPUTER INDUSTRY -- 3.6%
     81,750   International Business Machines
               Corporation ..................................     6,335,625
                                                               ------------
   FINANCIAL SERVICES -- 14.4%
    274,999   Citigroup, Inc. ...............................     9,677,215
    206,225   J.P. Morgan Chase & Company ...................     4,949,400
     89,000   Lehman Brothers Holdings, Inc.(e) .............     4,742,810
    134,100   Wells Fargo & Company .........................     6,285,267
                                                               ------------
                                                                 25,654,692
                                                               ------------
   FOOD AND BEVERAGES -- 4.5%
     94,000   PepsiCo, Inc. .................................     3,968,680
    206,300   Smithfield Foods, Inc.+(e) ....................     4,092,992
                                                               ------------
                                                                  8,061,672
                                                               ------------
   HEALTH CARE -- 4.3%
    182,500   HCA, Inc.(e) ..................................     7,573,750
                                                               ------------
   INSURANCE -- 7.2%
    127,600   Hartford Financial Services Group, Inc. .......     5,796,868
     80,000   MetLife, Inc.(e) ..............................     2,163,200
    315,640   Travelers Property Casualty Corporation,
               Class A+ .....................................     4,624,126
     17,753   Travelers Property Casualty Corporation,
               Class B+ .....................................       260,081
                                                               ------------
                                                                 12,844,275
                                                               ------------
   MANUFACTURING -- 5.4%
    124,900   Cooper Industries Ltd., Class A ...............     4,552,605
    170,000   Dover Corporation .............................     4,957,200
                                                               ------------
                                                                  9,509,805
                                                               ------------
   OIL AND GAS -- 17.2%
    116,040   BP Plc, ADR ...................................     4,717,026
     74,800   ConocoPhillips ................................     3,619,572
    175,000   Halliburton Company ...........................     3,274,250
    372,100   Hanover Compressor Company+(e) ................     3,415,878
    100,000   Praxair, Inc. .................................     5,777,000
    126,000   Royal Dutch Petroleum Company, NY Shares ......     5,546,520
    101,375   Schlumberger Ltd. .............................     4,266,874
                                                               ------------
                                                                 30,617,120
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 2.8%
    143,500   International Paper Company ...................     5,018,195
                                                               ------------
   PHARMACEUTICALS -- 2.7%
    116,720   Pharmacia Corporation .........................     4,878,896
                                                               ------------
   RETAIL -- 2.5%
    151,925   Federated Department Stores, Inc.+ ............     4,369,363
                                                               ------------
   TELECOMMUNICATIONS -- 4.0%
    182,000   Verizon Communications, Inc. ..................     7,052,500
                                                               ------------
   UTILITIES -- 1.1%
    131,000   TECO Energy, Inc.(e) ..........................     2,026,570
                                                               ------------
              Total Common Stocks
                (Cost $181,838,249) .........................   167,579,114
                                                               ------------
   PRINCIPAL
    AMOUNT
   --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTe -- 6.4%
   (Cost $11,345,839)
   FEDERAL HOME LOAN BANK (FHLB) -- 6.4%
$11,346,000   0.510%++ due 01/02/2003 .......................    11,345,839
                                                               ------------
TOTAL INVESTMENTS (COST $193,184,088*) .............  100.7%   $178,924,953
OTHER ASSETS AND LIABILITIES (NET) .................   (0.7)     (1,292,956)
                                                      ------   ------------
NET ASSETS .........................................  100.0%   $177,631,997
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $193,330,874.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 IO  --  Interest Only
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------
    PORTFOLIO OF INVESTMENTS
--------------------------------------------

                                  THE GCG TRUST
                       VAN KAMPEN GROWTH AND INCOME SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
       SHARES                                                    (NOTE 1)
       ------                                                    --------

COMMON STOCKS -- 95.7%
   AEROSPACE/DEFENSE -- 1.2%
    231,520   Raytheon Company ..............................  $  7,119,240
                                                               ------------
   AUTOMOTIVE -- 0.6%
     65,100   Magna International, Inc., Class A(e) .........     3,655,365
                                                               ------------
   BANKS -- 6.1%
    242,040   Bank of America Corporation ...................    16,838,723
    167,680   FleetBoston Financial Corporation .............     4,074,624
    262,990   PNC Financial Services Group ..................    11,019,281
    122,210   Wachovia Corporation ..........................     4,453,332
                                                               ------------
                                                                 36,385,960
                                                               ------------
   BROADCAST, RADIO AND TELEVISION -- 2.1%
    677,510   AOL Time Warner, Inc.+(e) .....................     8,875,381
    157,696   Comcast Corporation, Class A+(e) ..............     3,716,895
                                                               ------------
                                                                 12,592,276
                                                               ------------
   CHEMICALS -- 2.0%
    190,210   Dow Chemical Company ..........................     5,649,237
    157,200   Du Pont (E.I.) de Nemours and Company .........     6,665,280
                                                               ------------
                                                                 12,314,517
                                                               ------------
   COMPUTER INDUSTRY -- 4.0%
    160,550   Computer Sciences Corporation+ ................     5,530,948
    265,090   Hewlett-Packard Company .......................     4,601,962
    202,300   Microsoft Corporation+ ........................    10,458,910
    322,030   Oracle Corporation+ ...........................     3,477,924
                                                               ------------
                                                                 24,069,744
                                                               ------------
   CONSUMER PRODUCTS -- 3.8%
    130,000   Kimberly-Clark Corporation ....................     6,171,100
    111,442   Monsanto Company ..............................     2,145,259
    139,200   Philip Morris Companies, Inc. .................     5,641,776
    100,360   Procter & Gamble Company ......................     8,624,938
                                                               ------------
                                                                 22,583,073
                                                               ------------
   ELECTRONICS -- 0.9%
    156,280   Eastman Kodak Company(e) ......................     5,476,051
                                                               ------------
   FINANCIAL SERVICES -- 7.2%
    386,790   A.G. Edwards, Inc.(e) .........................    12,748,599
    435,400   Equifax, Inc.(e) ..............................    10,075,156
    152,140   Fannie Mae ....................................     9,787,166
    426,980   J.P. Morgan Chase & Company ...................    10,247,520
     13,230   Wells Fargo & Company .........................       620,090
                                                               ------------
                                                                 43,478,531
                                                               ------------
   FOOD AND BEVERAGES -- 2.4%
    218,460   Coca-Cola Company .............................     9,572,917
    117,490   PepsiCo, Inc. .................................     4,960,428
                                                               ------------
                                                                 14,533,345
                                                               ------------
   HEALTH CARE -- 3.7%
    308,410   Aetna, Inc. ...................................    12,681,819
     68,300   Anthem, Inc.+(e) ..............................     4,296,070
    153,380   Bausch & Lomb, Inc.(e) ........................     5,521,680
                                                               ------------
                                                                 22,499,569
                                                               ------------
   HOTELS/RESORTS -- 1.2%
    547,960   Hilton Hotels Corporation .....................     6,964,572
                                                               ------------
   INSURANCE -- 10.9%
    705,140   Allstate Corporation ..........................    26,083,128
    149,300   Chubb Corporation .............................     7,793,460
    130,240   Hartford Financial Services Group, Inc. .......     5,916,803
    158,900   MetLife, Inc.(e) ..............................     4,296,656
    293,600   Prudential Financial, Inc.+(e) ................     9,318,864
    212,980   SAFECO Corporation ............................     7,384,017
    300,820   Travelers Property Casualty Corporation,
               Class A+(e) ..................................     4,407,013
                                                               ------------
                                                                 65,199,941
                                                               ------------
   LEISURE AND ENTERTAINMENT -- 1.4%
    532,440   Walt Disney Company ...........................     8,684,096
                                                               ------------
   MANUFACTURING -- 4.6%
    107,180   3M Company ....................................    13,215,294
    191,190   Ingersoll-Rand Company, Class A ...............     8,232,641
    137,940   Textron, Inc. .................................     5,930,041
                                                               ------------
                                                                 27,377,976
                                                               ------------
   METALS/MINING -- 2.7%
    392,040   Newmont Mining Corporation
               Holding Company(e) ...........................    11,380,921
    152,190   Phelps Dodge Corporation+(e) ..................     4,816,814
                                                               ------------
                                                                 16,197,735
                                                               ------------
   OIL AND GAS -- 15.0%
    121,490   Anadarko Petroleum Corporation(e) .............     5,819,371
    168,980   BP Plc, ADR ...................................     6,869,037
    193,030   Burlington Resources, Inc.(e) .................     8,232,729
    145,140   ConocoPhillips ................................     7,023,325
    218,040   ENSCO International, Inc.(e) ..................     6,421,278
    151,380   EOG Resources, Inc. ...........................     6,043,090
    555,520   Exxon Mobil Corporation .......................    19,409,869
    122,100   Noble Energy, Inc. ............................     4,584,855
    334,160   Schlumberger Ltd. .............................    14,064,794
    195,810   Transocean, Inc. ..............................     4,542,792
    187,430   Valero Energy Corporation(e) ..................     6,923,664
                                                               ------------
                                                                 89,934,804
                                                               ------------
   PAPER AND FOREST PRODUCTS -- 1.4%
    184,750   Temple-Inland, Inc.(e) ........................     8,278,648
                                                               ------------
   PHARMACEUTICALS -- 9.9%
    980,700   Bristol-Myers Squibb Company ..................    22,703,205
    116,470   Johnson & Johnson .............................     6,255,604
    188,290   Mylan Laboratories, Inc. ......................     6,571,321
    197,850   Pharmacia Corporation .........................     8,270,130
    100,640   Roche Holding AG, ADR(e) ......................     7,012,897
    403,440   Schering-Plough Corporation ...................     8,956,368
                                                               ------------
                                                                 59,769,525
                                                               ------------
   PRINTING/PUBLISHING -- 0.2%
     33,700   Dow Jones & Company, Inc. .....................     1,456,851
                                                               ------------
   RESTAURANTS -- 0.5%
    172,940   McDonald's Corporation ........................     2,780,875
                                                               ------------
   RETAIL -- 2.7%
    194,840   CVS Corporation(e) ............................     4,865,155
    222,390   Target Corporation ............................     6,671,700
     95,000   Wal-Mart Stores, Inc. .........................     4,798,450
                                                               ------------
                                                                 16,335,305
                                                               ------------

                       See Notes to Financial Statements.

--------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
--------------------------------------------

                                  THE GCG TRUST
                       VAN KAMPEN GROWTH AND INCOME SERIES

                                DECEMBER 31, 2002

                                                                  VALUE
       SHARES                                                    (NOTE 1)
       ------                                                    --------

COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- 5.1%
    102,204   AT&T Corporation(e) ...........................  $  2,668,546
    193,090   SBC Communications, Inc. ......................     5,234,670
  1,133,170   Sprint Corporation (Fon Group)(e) .............    16,408,302
    163,250   Verizon Communications, Inc. ..................     6,325,937
                                                               ------------
                                                                 30,637,455
                                                               ------------
   TRANSPORTATION -- 2.5%
    459,820   Norfolk Southern Corporation ..................     9,191,802
     93,290   Union Pacific Corporation .....................     5,585,272
                                                               ------------
                                                                 14,777,074
                                                               ------------
   UTILITIES -- 3.6%
    201,980   Entergy Corporation ...........................     9,208,268
    144,370   Exelon Corporation ............................     7,618,405
    143,270   PPL Corporation ...............................     4,968,604
                                                               ------------
                                                                 21,795,277
                                                               ------------
              Total Common Stocks
                (Cost $609,090,419) .........................   574,897,805
                                                               ------------
    PRINCIPAL
     AMOUNT
    --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.1%
   (Cost $24,993,479)
   FEDERAL HOME LOAN BANK (FHLB) -- 4.1%
$24,994,000   0.750%++ due 01/02/2003 .......................    24,993,479
                                                               ------------
TOTAL INVESTMENTS (COST $634,083,898*) ..............  99.8%   $599,891,284
OTHER ASSETS AND LIABILITIES (NET) ..................   0.2         949,026
                                                      ------   ------------
NET ASSETS .......................................... 100.0%   $600,840,310
                                                      ======   ============
----------------------
  *  Aggregate cost for Federal tax purposes is $637,730,859.
  +  Non-income producing security.
 ++  Annualized yield at date of purchase.
(e)  Securities in whole or in part on loan at December 31, 2002

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                 ADR --  American Depository Receipt
                 IO  --  Interest Only
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2002 the Trust had thirty-five operational portfolios (the "Series"). All of the Series are diversified except for All Cap Series, Global Franchise Series, Hard Assets Series, International Enhanced EAFE Series, J.P. Morgan Fleming Small Cap Equity Series, Managed Global Series, Mid-Cap Growth Series, Real Estate Series and Special Situations Series, which are non-diversified. All of the Series, except for Asset Allocation Growth Series and Limited Maturity Bond Series offer three classes of shares, (Class S, Class A and Class I) each of which have equal rights as to class and voting privileges. Class A has exclusive voting rights, regarding the Rule 12b-1 distribution plan ("12b-1") and is the only class subject to 12b-1 plan expenses. There were no Class Ishares issued at December 31, 2002. The information presented in these financial statements pertains to all of the Series except for The Fund for Life Series, which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life and Annuities, a wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by Liquid Asset Series), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of Liquid Assets Series are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. Certain Series may use written options to generate additional income and protect partially against declines in the value of portfolio securities. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold or purchased through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold or purchased. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on investments.

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The written option activity for Equity Opportunity Series for the year ended December 31, 2002 was as follows:

                                                 NUMBER OF
                                                 CONTRACTS       PREMIUMS
                                               -------------   ------------

Options outstanding at December 31, 2001 .....         --               --
Options written during the period ............        275         $ 54,313
Options closed during the period .............       (175)         (28,614)
Options expired during the period ............       (100)         (25,699)
                                                      ----        --------
Options outstanding at December 31, 2002 .....         --         $     --
                                                      ====        ========

The written option activity for Core Bond Series for the year ended December 31, 2002 was as follows:

                                                  NUMBER OF
                                                 CONTRACTS       PREMIUMS
                                               -------------   ------------

Options outstanding at December 31, 2001 ........      134      $   502,670
Options written during the period ...............    1,240        2,220,810
Options closed during the period ................      (57)        (184,928)
Options expired during the period ...............     (128)         (35,765)
                                                     -----       ----------
Options outstanding at December 31, 2002 ........    1,189       $2,502,787
                                                     =====       ==========

No other Series wrote options during the year. Written options open at December 31, 2002 are included in the respective Portfolios of Investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on written options in the Statements of Operations.

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open at December 31, 2002 are included in the Portfolios of Investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts in the Statements of Operations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect it against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 2002 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts in the Statements of Operations.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

(E) SWAP AGREEMENTS: Certain of the Series may enter into swap agreements. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged are "swapped" between the parties and are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

(F) LOANS OF PORTFOLIO SECURITIES: Certain of the Series loaned securities during the period to certain brokers, with The Bank of New York acting as lending agent. Upon such loans, the Series receives collateral that is maintained by the custodian and earned income in the form of negotiated lenders' fees, which are included in other income in the Statements of Operations. On a daily basis, the Series monitor the market values of securities loaned and maintain collateral against the securities loaned in an amount at least equal to the market value of securities on loan. The risks in lending portfolio securities, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

The value of loaned securities, related collateral and securities lending income at December 31, 2002 were as follows:

                                                             VALUE OF SECURITIES            VALUE OF              SECURITIES
SERIES                                                              LOANED                 COLLATERAL           LENDING INCOME
--------                                                     -------------------         --------------         --------------
All Cap Series ........................................          $21,463,113              $22,631,091             $102,852
Capital Growth Series .................................           91,915,979               95,502,365              112,933
Capital Guardian Small Cap Series .....................           95,098,011               99,023,838              315,689
Equity Income Series ..................................           34,392,879               35,997,299               23,261
Equity Opportunity Series .............................           66,533,922               67,892,167               43,234
Fully Managed Series ..................................          185,505,893              191,123,142              183,358
Growth Series .........................................          155,970,123              160,425,429              198,339
International Equity Series ...........................           17,016,700               17,531,119                9,050
Janus Growth and Income Series ........................           14,490,531               14,811,233                8,901
Large Cap Value Series ................................           67,492,178               69,853,868               48,952
Limited Maturity Bond Series ..........................          190,693,570              194,312,934              247,217
Managed Global Series .................................           28,939,893               30,354,232               39,390
Mid-Cap Growth Series .................................          168,189,237              172,843,937              137,075
Research Series .......................................          100,657,717              103,244,747               63,402
Special Situations Series .............................            3,454,793                3,494,695                1,555
Strategic Equity Series ...............................           41,726,619               42,898,183               40,085
Total Return Series ...................................          218,067,997              223,719,665              223,923
Value Equity Series ...................................           22,299,585               23,202,589               18,101
Van Kampen Growth and Income Series ...................          102,259,608              105,401,268               90,629

(G) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(H) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis, which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(I) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be declared and paid annually. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains might be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from net investment income, and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

(J) INCOME AND EXPENSES: Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses are allocated daily based on the proportion of net assets of each class.

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the portfolio managers. Portfolio managers are compensated by the Manager and not the Trust. In some cases, portfolio managers may be affiliated with the Manager. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

SERIES                                                           FEE
------                                                           ----
                                                                 (based on combined assets of the indicated Groups of Series)

All Cap and Investors Series                                     0.75% of the first $500 million in combined assets of these Series;
                                                                 0.70% of the next $250 million;
                                                                 0.65% of the next $500 million; and
                                                                 0.60% of the amount in excess of $1.25 billion

Asset Allocation Growth and Diversified Mid-Cap Series           0.75% of the first $500 million;
                                                                 0.70% of the next $250 million;
                                                                 0.65% of the next $500 million; and
                                                                 0.60% of the amount in excess of $1.25 billion

Capital Guardian Small Cap Series, Equity Income Series, Equity  0.75% of the first $750 million in combined assets of these Series;
Opportunity Series, Fully Managed Series, Hard Assets Series,    0.70% of the next $1.25 billion;
Real Estate Series, Strategic Equity Series, Value Equity Series 0.65% of the next $1.5 billion; and
and Van Kampen Growth and Income Series**                        0.60% of the amount in excess of $3.5 billion

Capital Growth and Growth Series**                               0.85% of the first $250 million;
                                                                 0.80% of the next $400 million;
                                                                 0.75% of the next $450 million; and
                                                                 0.70% of the amount in excess of $1.1 billion

Core Bond Series                                                 0.75% of the first $100 million;
                                                                 0.65% of the next $100 million; and
                                                                 0.55% of the amount in excess of $200 million

Developing World Series                                          1.50%

Equity Growth Series                                             0.75% of the first $250 million;
                                                                 0.70% of the next $250 million;
                                                                 0.65% of the next $500 million; and
                                                                 0.60% thereafter

Focus Value Series and Fundamental Growth Series                 0.80% of the first $500 million;
                                                                 0.75% of the next $250 million;
                                                                 0.70% of the next $500 million;
                                                                 0.65% of the next $750 million; and
                                                                 0.60% thereafter

Global Franchise Series                                          1.00% of the first $250 million;
                                                                 0.90% of the next $250 million; and
                                                                 0.75% thereafter

International Enhanced EAFE Series                               1.00% of the first $50 million;
                                                                 0.95% of the next $200 million;
                                                                 0.90% of the next $250 million; and
                                                                 0.85% thereafter

International Equity Series                                      1.00% of the first $500 million; and
                                                                 0.80% of the amount in excess of $500 million

Internet Tollkeeper(SM) Series                                   1.60% of the first $1 billion; and
                                                                 1.50% of the amount in excess of $1 billion

J.P. Morgan Fleming Small Cap Equity Series                      0.90% of the first $200 million;
                                                                 0.85% of the next $300 million;
                                                                 0.80% of the next $250 million; and
                                                                 0.75% thereafter

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

Janus Growth and Income Series and Special Situations Series    0.85% of the first $250 million;
                                                                0.80% of the next $400 million;
                                                                0.75% of the next $450 million; and
                                                                0.70% of the amount in excess of $1.1 billion

Large Cap Value Series                                          0.75% of the first $500 million;
                                                                0.70% of the next $250 million;
                                                                0.65% of the next $500 million; and
                                                                0.60% of the amount in excess of $1.25 billion

Limited Maturity Bond Series and Liquid Asset Series            0.35% of the first $200 million in combined assets of these Series;
                                                                0.30% of the next $300 million; and
                                                                0.25% of the amount in excess of $500 million

Managed Global Series                                           1.00% of the first $500 million; and
                                                                0.80% of the amount in excess of $500 million

Mid-Cap Growth Series, Research Series and Total Return Series  0.75% of the first $250 million in combined assets of these Series;
                                                                0.70% of the next $400 million;
                                                                0.65% of the next $450 million; and
                                                                0.60% of the amount in excess of $1.1 billion

In connection with the Shareholder Services Agreement for both Class S and Class A, Management of the Trust has reduced the current management fee of those portfolios that commenced operations prior to May 1, 2002 by 0.25%, the same amount as the new service fee. The above fees have been reduced by 0.25% for all Series that commenced operations prior to May 1, 2002.


** DSI has agreed to a voluntary fee waiver of 0.05% of assets in excess of $1.3 billion and $840 million for the Growth Series and Van Kampen Growth and Income Series, respectively, through December 31, 2002. No amounts were waived during the year.

Effective May 1, 2002, the Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S and Class A shares of each Series of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Series makes payments to the Distributor at an annual rate of 0.25% of the Series' average daily net assets attributable to its Class S and Class A shares, respectively. The Series have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                                  PORTFOLIO MANAGER
------                                  -----------------
All Cap Series                          Salomon Brothers Asset Management, Inc.
Asset Allocation Growth Series          Fidelity Management & Research Company
Capital Growth Series                   Alliance Capital Management, L.P.
Capital Guardian Small Cap Series       Capital Guardian Trust Company
Core Bond Series                        Pacific Investment Management Company, LLC (PIMCO)
Developing World Series                 Baring International Investment Limited*
Diversified Mid-Cap Series              Fidelity Management & Research Company
Equity Growth Series                    Van Kampen
Equity Income Series                    T. Rowe Price Associates, Inc.
Equity Opportunity Series               Jennison Associates, LLC
Focus Value Series                      Mercury Advisors
Fully Managed Series                    T. Rowe Price Associates, Inc.
Fundamental Growth Series               Mercury Advisors
Global Franchise Series                 Van Kampen
Growth Series                           Marsico Capital Management, LLC
Hard Assets Series                      Baring International Investment Limited*
International Enhanced EAFE Series      J.P. Morgan Fleming Asset Management (London) Limited
International Equity Series             ING Investments, LLC*
Internet TollkeeperSM Series            Goldman Sachs Asset Management
Investors Series                        Salomon Brothers Asset Management, Inc.
J.P. Morgan Fleming Small Cap Series    J.P. Morgan Fleming Asset Management, Inc.
Janus Growth and Income Series          Janus Capital Management LLC
Large Cap Value Series                  Capital Guardian Trust Company
Limited Maturity Bond Series            ING Investment Management, LLC*
Liquid Asset Series                     ING Investment Management, LLC*
Managed Global Series                   Capital Guardian Trust Company
Mid-Cap Growth Series                   Massachusetts Financial Services Company

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

SERIES                                 PORTFOLIO MANAGER
------                                 -----------------
Real Estate Series                     Van Kampen
Research Series                        Massachusetts Financial Services Company
Special Situations Series              Janus Capital Management LLC
Strategic Equity Series                A I M Capital Management Group, Inc.
Total Return Series                    Massachusetts Financial Services Company
Value Equity Series                    Eagle Asset Management, Inc.
Van Kampen Growth and Income Series    Van Kampen

During the year ended December 31, 2002, in the ordinary course of business, the following Series paid commissions to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

SERIES                                    AMOUNT OF COMMISSIONS
------                                    ---------------------
All Cap Series                                    $13,815
Asset Allocation Growth Series                      1,248
Diversified Mid-Cap Series                          2,650
Focus Value Series                                  5,348
Fundamental Growth Series                           2,009
Investors Series                                   16,194

Effective March 1, 2002, the Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Series' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the Series) to pay certain expenses of that Series. Any amounts credited to the Series are reflected as a reimbursement of expenses in the Statements of Operations.

DSI has entered into a new sub-advisory agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the Mid-Cap Growth, Research and Total Return Series, which became effective on January 1, 2002. The new sub-advisory agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the three Series managed by MFS, which has resulted in lower total management fees. As a consequence of the savings realized by DSI under the new management agreement with MFS, DSI had voluntarily agreed to reimburse the Series' managed by MFS a portion of the management fees previously paid to DSI which otherwise would have been paid to MFS. For the year ended December 31, 2002, DSI reimbursed $90,666, $85,889 and $57,201 to the Mid-Cap Growth, Research and Total Return Series, respectively. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

Effective May 1, 2002, each Series, except for Limited Maturity Bond Series and Asset Allocation Growth Series, has entered into a Compensation Rule 12b-1 distribution agreement (the "Agreement") with DSI on behalf of the Class A shares of the Series. The Agreement provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate not to exceed 0.25% of the average daily net assets. For the period ended December 31, 2002, Class A shares paid 12b-1 fees at a rate of 0.15% of average daily net assets.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, ING and Equitable of Iowa Companies. Each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $35,000 plus $5,000 for each regular quarterly Board Meeting attended in person, as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays its Trustees $1,000 for attendance at any committee meeting not held in conjunction with a regular board meeting or for any specially called telephone meeting. The Trustees designated by the Board as Lead Trustees also receive additional compensation.

3.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2002 were as follows:

                                            PURCHASES            SALES
                                          ------------        -------------
All Cap Series .......................    $404,278,276        $343,371,459
Asset Allocation Growth Series .......      53,120,588          43,646,753
Capital Growth Series ................     553,223,606         597,045,265
Capital Guardian Small Cap Series ....     170,437,260         173,142,885
Core Bond Series .....................   1,963,493,153       1,621,605,722
Developing World Series ..............     124,651,645         130,159,214
Diversified Mid-Cap Series ...........     134,872,937          82,433,552
Equity Growth Series .................      11,718,971           4,579,628
Equity Income Series .................     153,526,747          95,451,395
Equity Opportunity Series ............     488,921,470         500,712,052
Focus Value Series ...................      10,188,373           2,650,844

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    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
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                                  THE GCG TRUST
                                DECEMBER 31, 2002

3.   PURCHASES AND SALES OF SECURITIES -- (CONTINUED)

Fully Managed Series .......................    $392,625,421    $114,790,463
Fundamental Growth Series ..................       6,619,476       1,546,449
Global Franchise Series ....................      22,639,065       3,596,654
Growth Series ..............................   1,366,184,080   1,491,150,567
Hard Assets Series .........................     142,872,642     104,449,249
International Enhanced EAFE Series .........      11,562,306       1,647,414
International Equity Series ................     165,266,885     169,617,840
Internet TollkeeperSM Series ...............      14,736,783       4,420,664
Investors Series ...........................      72,435,842      39,825,230
J.P. Morgan Fleming Small Cap Series .......      16,198,535       1,252,900
Janus Growth and Income Series .............     102,182,968      43,632,043
Large Cap Value Series .....................     180,514,777      72,021,605
Limited Maturity Bond Series ...............     534,033,150     337,209,671
Managed Global Series ......................     108,982,611      83,883,140
Mid-Cap Growth Series ......................   1,175,656,381   1,243,244,224
Real Estate Series .........................     120,681,608      45,721,499
Research Series ............................     743,812,029     814,740,341
Special Situations Series ..................      21,049,954      12,585,893
Strategic Equity Series ....................     352,378,484     404,011,460
Total Return Series ........................     745,298,469     623,193,644
Value Equity Series ........................      88,331,878      73,834,424
Van Kampen Growth and Income Series ........   1,026,683,392   1,104,505,664

At December 31, 2002, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                NET TAX
                                                         TAX BASIS          TAX BASIS            BASIS
                                                           GROSS              GROSS           UNREALIZED
                                                        UNREALIZED         UNREALIZED        APPRECIATION/
                                                       APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                                       ------------       ------------       -------------
All Cap Series .....................................    $9,086,368         $62,174,962        $(53,088,594)
Asset Allocation Growth Series .....................     1,355,070           4,750,387          (3,395,317)
Capital Growth Series ..............................    14,457,210          53,766,435         (39,309,225)
Capital Guardian Small Cap Series ..................    34,385,820         178,577,953        (144,192,133)
Core Bond Series ...................................     6,985,806           2,700,289           4,285,517
Developing World Series ............................     2,252,786          14,572,519         (12,319,733)
Diversified Mid-Cap Series .........................     2,280,974          12,264,936          (9,983,962)
Equity Growth Series ...............................        51,631             645,836            (594,205)
Equity Income Series ...............................    12,939,930          91,538,784         (78,598,854)
Equity Opportunity Series ..........................    14,217,095          20,155,272          (5,938,177)
Focus Value Series .................................       147,216             552,990            (405,774)
Fully Managed Series ...............................    80,141,289          62,339,401          17,801,888
Fundamental Growth Series ..........................        17,476             375,921            (358,445)
Global Franchise Series ............................       203,330           1,014,933            (811,603)
Growth Series ......................................     9,765,220          30,086,749         (20,321,529)
Hard Assets ........................................     2,305,386           3,749,876          (1,444,490)
International Enhanced EAFE Series .................       160,709           1,225,483          (1,064,774)
International Equity Series ........................     5,012,699          13,933,266          (8,920,567)
Internet TollkeeperSM Series .......................       231,409           3,307,473          (3,076,064)
Investors Series ...................................     2,359,509          23,412,557         (21,053,048)
J.P. Morgan Fleming Small Cap Equity Series ........       283,748           1,107,302            (823,554)
Janus Growth and Income Series .....................     1,488,103          15,405,381         (13,917,278)
Large Cap Value Series .............................    11,942,048          78,155,181         (66,213,133)
Limited Maturity Bond Series .......................    18,549,921             412,817          18,137,104
Managed Global Series ..............................    12,954,208          68,037,974         (55,083,766)
Mid-Cap Growth Series ..............................    20,995,955          59,103,510         (38,107,555)
Real Estate Series .................................     8,348,012          15,701,984          (7,353,972)
Research Series ....................................    12,811,892          76,111,667         (63,299,775)
Special Situations Series ..........................     1,374,538           4,732,933          (3,358,395)
Strategic Equity Series ............................     4,129,407          21,324,396         (17,194,989)
Total Return Series ................................    34,922,996          77,011,677         (42,088,681)
Value Equity Series ................................     6,699,151          21,105,072         (14,405,921)
Van Kampen Growth and Income Series ................    21,895,858          59,735,433         (37,839,575)

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

4.   RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "1933 Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the 1933 Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

Total restricted and/or illiquid securities at December 31, 2002 were as follows:

                                               FAIR VALUE      % OF NET ASSETS
                                             --------------   -----------------
      Capital Growth Series ...............    $1,351,668             0.47%
      Core Bond Series ....................     4,160,968             0.95
      Developing World Series .............     2,851,790             4.54
      Equity Income Series ................       104,475             0.02
      Fully Managed Series ................    27,969,150             2.81
      Hard Assets Series ..................       321,729             0.46
      Total Return Series .................     2,417,269             0.24

5.   CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2002 which are available to offset future capital gains, if any:

                                             LOSSES         LOSSES        LOSSES         LOSSES         LOSSES           LOSSES
                                            DEFERRED       DEFERRED      DEFERRED       DEFERRED       DEFERRED         DEFERRED
                                            EXPIRING       EXPIRING      EXPIRING       EXPIRING       EXPIRING         EXPIRING
                                             IN 2005        IN 2006       IN 2007        IN 2008        IN 2009          IN 2010
                                          -----------    -----------    -----------    -----------    -----------      -----------
All Cap Series ............................         --            --            --              --             --    $  35,103,870
Asset Allocation Growth Series ............         --            --            --      $   11,212       $624,905        4,248,105
Capital Growth Series .....................         --            --            --              --    155,640,955       39,628,693
Capital Guardian Small Cap Series .........         --            --            --              --    110,543,626       37,767,529
Developing World Series ................... $7,562,744            --    $1,923,834              --     17,836,279        4,107,851
Diversified Mid-Cap Series ................         --            --            --         143,532      1,895,632        3,610,363
Equity Growth Series ......................         --            --            --              --             --          206,420
Equity Opportunity Series .................         --            --            --       7,592,381     41,053,079      158,334,080
Focus Value Series ........................         --            --            --              --             --          273,509
Fundamental Growth Series .................         --            --            --              --             --          256,276
Growth Series .............................         --            --            --              --    412,672,966      367,059,276
Hard Assets Series ........................         --    $5,310,830       986,485       1,395,577      4,330,530        2,567,796
International Enhanced EAFE Series ........         --            --            --              --             --           44,592
International Equity Series ...............         --            --            --              --             --       13,573,615
Internet Tollkeeper Series ................         --            --            --              --        438,899        1,991,891
Investors Series ..........................         --            --            --              --      1,093,173        5,073,930
J.P. Morgan Fleming Small Cap Equity Series         --            --            --              --             --          549,646
Janus Growth and Income Series ............         --            --            --             380      2,240,377       13,856,778
Large Cap Value Series ....................         --            --            --              --      1,483,131        7,568,462
Managed Global Series .....................         --            --            --              --     12,734,557       24,592,203
Mid-Cap Growth Series .....................         --            --            --              --    135,297,611      951,742,685
Research Series ...........................         --            --            --              --    164,297,908      181,337,961
Special Situations Series .................         --            --            --              --      2,756,100        3,728,551
Strategic Equity Series ...................         --            --            --              --    112,083,285       52,948,338
Total Return Series .......................         --            --            --              --             --       27,532,252
Value Equity Series .......................         --            --            --              --             --        1,891,213
Van Kampen Growth and Income Series .......         --            --            --              --     64,231,765        7,257,979

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

6.   FEDERAL INCOME TAXES

For the year ended December 31, 2002, permanent differences in book and tax accounting have been reclassified at year end to paid-in-capital, undistributed income/loss and realized gain/loss as follows:

                                                                                       INCREASE/(DECREASE)
                                                                                          UNDISTRIBUTED       INCREASE/(DECREASE)
                                                              INCREASE/(DECREASE)        NET INVESTMENT           ACCUMULATED
                                                                PAID-IN CAPITAL           INCOME/(LOSS)      REALIZED GAIN/(LOSS)
                                                              ------------------      --------------------  ----------------------
Asset Allocation Growth Series .............................              --               $      (3,952)       $       3,952
Capital Growth Series ......................................     $(2,419,870)                  2,419,870                   --
Capital Guardian Small Cap Series ..........................              --                    (108,358)             108,358
Core Bond Series ...........................................              --                     407,586             (407,586)
Developing World Series ....................................              --                    (108,624)             108,624
Diversified Mid-Cap Series .................................              --                     (35,190)              35,190
Equity Income Series .......................................              --                    (233,405)             233,405
Fully Managed Series .......................................              --                      (9,391)               9,391
Fundamental Growth Series ..................................          (2,061)                      1,896                  165
Global Franchise Series ....................................         (62,746)                    (54,464)             117,210
Growth Series ..............................................      (2,395,285)                  1,139,403            1,255,882
Hard Assets Series .........................................              --                    (461,354)             461,354
International Enhanced EAFE Series .........................              --                      (1,458)               1,458
International Equity Series ................................              --                         417                 (417)
Internet Tollkeeper Series .................................        (194,548)                    194,548                   --
Investors Series ...........................................              --                     (14,265)              14,265
J.P. Morgan Fleming Small Cap Equity Series ................         (26,490)                     26,270                  220
Janus Growth and Income Series .............................              --                        (253)                 253
Liquid Asset Series ........................................            (231)                         --                  231
Managed Global Series ......................................        (253,523)                    157,600               95,923
Mid-Cap Growth Series ......................................      (3,615,085)                  3,615,194                 (109)
Real Estate Series .........................................              --                  (2,570,425)           2,570,425
Research Series ............................................              --                      77,268              (77,268)
Special Situations Series ..................................        (101,135)                    101,143                   (8)
Strategic Equity Series ....................................      (1,061,040)                  1,061,040                   --
Total Return Series ........................................              --                     (73,553)              73,553

 7.  DISTRIBUTION INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2002 were as follows:

                                              2001 TAXABLE DISTRIBUTIONS
                                           ------------------------------
                                                              NET LONG TERM        TOTAL TAXABLE      RETURN OF         TOTAL
                                           ORDINARY INCOME    CAPITAL GAINS        DISTRIBUTIONS       CAPITAL      DISTRIBUTIONS
                                           ---------------    -------------        --------------     -----------   -------------
All Cap Series ..........................     $3,009,022           $467,153          $3,476,175               --      $3,476,175
Asset Allocation Growth Series ..........        437,075                 --             437,075               --         437,075
Capital Guardian Small Cap Series .......        598,115                 --             598,115               --         598,115
Core Bond Series ........................        272,411            279,405             551,816               --         551,816
Developing World Series .................        601,586            123,269             724,855         $290,647       1,015,502
Diversified Mid-Cap Series ..............        138,394                 --             138,394            3,402         141,796
Equity Income Series ....................      6,804,123          7,741,063          14,545,186               --      14,545,186
Equity Opportunity Series ...............        329,494                 --             329,494               --         329,494
Fully Managed Series ....................     17,248,113         11,075,935          28,324,048               --      28,324,048
Investors Series ........................        759,966                500             760,466               --         760,466
Janus Growth and Income Series ..........        513,018                 --             513,018               --         513,018
Large Cap Value Series ..................        439,876                 --             439,876               --         439,876
Limited Maturity Bond Series ............     17,637,987                 --          17,637,987               --      17,637,987
Liquid Asset Series .....................     34,031,463                 --          34,031,463               --      34,031,463
Managed Global Series ...................        322,970                 --             322,970               --         322,970
Mid-Cap Growth Series ...................      4,563,903          1,552,526           6,116,429               --       6,116,429
Real Estate Series ......................      4,609,960          1,646,938           6,256,898               --       6,256,898
Research Series .........................      1,115,178         22,520,890          23,636,068               --      23,636,068
Special Situations Series ...............         64,944                 --              64,944               --          64,944
Strategic Equity Series .................             --            402,853             402,853               --         402,853
Total Return Series .....................     42,689,443         20,884,091          63,573,534               --      63,573,534
Value Equity Series .....................      1,661,104          2,459,282           4,120,386               --       4,120,386
Van Kampen Growth and Income Series .....      2,445,209          9,162,932          11,608,141               --      11,608,141

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

                                              2002 TAXABLE DISTRIBUTIONS
                                           ------------------------------
                                                              NET LONG TERM        TOTAL TAXABLE      RETURN OF         TOTAL
                                           ORDINARY INCOME    CAPITAL GAINS        DISTRIBUTIONS       CAPITAL      DISTRIBUTIONS
                                           ---------------    -------------        --------------     -----------   -------------
All Cap Series                             $     645,785     $        1,763       $     647,548               --    $    647,548
Asset Allocation Growth Series                   603,849                 --             603,849               --         603,849
Capital Guardian Small Cap Series                559,953                 --             559,953               --         559,953
Core Bond Series                               9,467,791            562,301          10,030,092               --      10,030,092
Diversified Mid-Cap Series                       228,482                 --             228,482               --         228,482
Equity Growth Series                               4,150                 --               4,150               --           4,150
Equity Income Series                           5,829,589          1,980,406           7,809,995               --       7,809,995
Equity Opportunity Series                        447,225                 --             447,225               --         447,225
Fully Managed Series                          15,137,793         10,666,366          25,804,159               --      25,804,159
Hard Assets Series                               395,499                 --             395,499               --         395,499
International Enhanced EAFE Series                24,413                 --              24,413               --          24,413
International Equity Series                    1,209,998                 --           1,209,998               --       1,209,998
Investors Series                                 795,745                 --             795,745               --         795,745
Janus Growth and Income Series                   528,553                 --             528,553               --         528,553
Large Cap Value Series                           708,174                 --             708,174               --         708,174
Limited Maturity Bond Series                  18,300,019          1,167,910          19,467,929               --      19,467,929
Liquid Asset Series                           16,097,235                 --          16,097,235               --      16,097,235
Managed Global Series                             57,587                 --              57,587         $253,523         311,110
Real Estate Series                             6,553,047          1,960,187           8,513,234               --       8,513,234
Research Series                                2,872,087                 --           2,872,087               --       2,872,087
Total Return Series                           23,852,379            491,992          24,344,371               --      24,344,371
Value Equity Series                            1,357,883                 --           1,357,883               --       1,357,883
Van Kampen Growth and Income Series            5,906,568                 --           5,906,568               --       5,906,568

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                DECEMBER 31, 2002

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                              UNDISTRIBUTED   UNDISTRIBUTED       CAPITAL          POST OCTOBER     POST OCTOBER
                                                ORDINARY       LONG TERM           LOSS               CAPITAL         CURRENCY
                                                 INCOME       CAPITAL GAINS    CARRYFORWARDS          LOSSES*          LOSSES*
                                              ------------   --------------    --------------     --------------   --------------
All Cap Series .............................  $   192,653             --       $ (35,103,870)    $   (7,194,372)           --
Asset Allocation Growth Series .............        6,176             --          (4,884,222)        (3,110,885)           --
Capital Growth Series ......................           --             --        (195,269,648)        (4,073,309)           --
Capital Guardian Small Cap Series ..........      722,862                       (148,311,155)       (21,984,733)           --
Core Bond Series ...........................    6,854,938     $1,202,856                  --                 --            --
Developing World Series ....................      183,051             --         (31,430,708)                --            --
Diversified Mid-Cap Series .................           56             --          (5,649,527)        (3,282,165)           --
Equity Growth Series .......................          113             --            (206,420)           (10,545)           --
Equity Income Series .......................    1,835,898        606,334                  --           (780,569)           --
Equity Opportunity Series ..................      273,654             --        (206,979,540)          (472,297)           --
Focus Value Series .........................          101             --            (273,509)                --            --
Fully Managed Series .......................    4,513,436      1,655,349                  --            (10,549)           --
Fundamental Growth Series ..................           --             --            (256,276)            (4,964)           --
Global Franchise Series ....................       53,094             --                  --                 --      $(74,800)
Growth Series ..............................           --             --        (779,732,242)      (111,045,256)     (782,769)
Hard Assets Series .........................      399,589             --         (14,591,218)        (1,955,034)      (43,407)
International Enhanced EAFE Series .........        1,722             --             (44,592)                --        (5,069)
International Equity Series ................      401,113             --         (13,573,615)                --            --
Internet Tollkeeper Series .................           --             --          (2,430,790)          (232,774)           --
Investors Series ...........................      208,896             --          (6,167,103)        (3,939,241)           --
J.P. Morgan Fleming Small Cap Equity Series            --             --            (549,646)          (142,659)           --
Janus Growth and Income Series .............       56,455             --         (16,097,535)          (393,224)      (34,387)
Large Cap Value Series .....................      222,630             --          (9,051,593)        (7,757,734)           --
Limited Maturity Bond Series ...............    5,266,717        333,294                  --             (8,832)           --
Managed Global Series ......................           --             --         (37,326,760)        (6,751,104)       (3,103)
Mid-Cap Growth Series ......................           --             --      (1,087,040,296)       (15,082,024)           --
Real Estate Series .........................      971,180      1,637,860                  --         (1,023,081)           --
Research Series ............................    1,227,817             --        (345,635,869)       (18,299,851)           --
Special Situations Series ..................           --             --          (6,484,651)           (13,092)           --
Strategic Equity Series ....................           --             --        (165,031,623)        (6,394,469)           --
Total Return Series ........................    6,191,357             --         (27,532,252)        (6,554,128)           --
Value Equity Series ........................      436,133             --          (1,891,213)       (25,633,212)           --
Van Kampen Growth and Income Series ........    1,771,458             --         (71,489,744)        (7,896,422)           --

                                                   UNREALIZED           TOTAL
                                                  APPRECIATION/      ACCUMULATED
                                                 (DEPRECIATION)**  EARNINGS/(DEFICIT)
                                                 --------------    -----------------
All Cap Series ...............................  $ (53,088,594)    $  (95,194,183)
Asset Allocation Growth Series ...............     (3,395,317)       (11,384,248)
Capital Growth Series ........................    (39,309,225)      (238,652,182)
Capital Guardian Small Cap Series ............   (144,192,133)      (313,765,159)
Core Bond Series .............................      4,290,166         12,347,960
Developing World Series ......................    (12,328,405)       (43,576,062)
Diversified Mid-Cap Series ...................     (9,983,962)       (18,915,598)
Equity Growth Series .........................       (594,205)          (811,057)
Equity Income Series .........................    (78,598,854)       (76,937,191)
Equity Opportunity Series ....................     (5,938,177)      (213,116,360)
Focus Value Series ...........................       (405,774)          (679,182)
Fully Managed Series .........................     17,801,933         23,960,169
Fundamental Growth Series ....................       (358,445)          (619,685)
Global Franchise Series ......................       (811,936)          (833,642)
Growth Series ................................    (20,620,961)      (912,181,228)
Hard Assets Series ...........................     (1,442,428)       (17,632,498)
International Enhanced EAFE Series ...........     (1,064,091)        (1,112,030)
International Equity Series ..................     (8,850,979)       (22,023,481)
Internet Tollkeeper Series ...................     (3,076,064)        (5,739,628)
Investors Series .............................    (21,053,048)       (30,950,496)
J.P. Morgan Fleming Small Cap Equity Series ..       (823,554)        (1,515,859)
Janus Growth and Income Series ...............    (13,916,813)       (30,385,504)
Large Cap Value Series .......................    (66,213,133)       (82,799,830)
Limited Maturity Bond Series .................     18,137,104         23,728,283
Managed Global Series ........................    (55,123,579)       (99,204,546)
Mid-Cap Growth Series ........................    (38,107,532)    (1,140,229,852)
Real Estate Series ...........................     (7,353,972)        (5,768,013)
Research Series ..............................    (63,260,869)      (425,968,772)
Special Situations Series ....................     (3,361,429)        (9,859,172)
Strategic Equity Series ......................    (17,194,989)      (188,621,081)
Total Return Series ..........................    (42,613,867)       (70,508,890)
Value Equity Series ..........................    (14,405,921)       (41,494,213)
Van Kampen Growth and Income Series ..........    (37,839,575)      (115,454,283)

 * Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Series' next taxable year.
** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) in investments in passive foreign investment companies and return of capital adjustments for real estate investment trusts.

8.   SUBSEQUENT EVENT (UNAUDITED)

Effective January 1, 2003, The Bank of New York became the accounting and sub-administration agent to the Series. Prior to this date, PFPC, Inc. provided these services.

--------------------------------------------
    REPORT OF INDEPENDENT AUDITORS
--------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GCG TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The GCG Trust (All Cap Series, Asset Allocation Growth Series, Capital Growth Series, Capital Guardian Small Cap Series (formerly Small Cap Series), Core Bond Series, Developing World Series, Diversified Mid-Cap Series, Equity Growth Series, Equity Income Series, Equity Opportunity Series (formerly Capital Appreciation Series), Focus Value Series, Fully Managed Series, Fundamental Growth Series, Global Franchise Series, Growth Series, Hard Assets Series, International Enhanced EAFE Series, International Equity Series, Internet TollkeeperSM Series, Investors Series, J.P. Morgan Fleming Small Cap Equity Series, Janus Growth and Income Series (formerly Growth and Income Series), Large Cap Value Series, Limited Maturity Bond Series, Liquid Asset Series, Managed Global Series, Mid-Cap Growth Series, Real Estate Series, Research Series, Special Situations Series, Strategic Equity Series, Total Return Series, Value Equity Series, and Van Kampen Growth and Income Series (formerly Rising Dividends Series) (the "Trust") as of December 31, 2002, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed series of The GCG Trust at December 31, 2002, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                            ERNST AND YOUNG LOGO

February 7, 2003
Philadelphia, Pennsylvania

------------------------------------------------
    ADDITIONAL INFORMATION --(UNAUDITED)
------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002

SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)

At a special meeting of shareholders of the GCG Trust (the "Trust") on July 10, 2002, the following actions were taken:

(1) A"Manager-of-Managers" arrangement for the Trust to permit the Trust and Directed Services, Inc. ("DSI"), in its capacity as the Trust's manager, to enter into and materially amend agreements with portfolio managers (sub-advisers) without obtaining the approval of shareholders was approved by shareholders of the Trust as follows:

                             AGAINST OR
                FOR           WITHHELD        ABSTAINED           TOTAL
                ---         -----------      ----------         --------
           1,485,321,619     191,914,846     89,447,194       1,766,683,659

(2) An Amended Management Agreement between the Trust and DSI to (i) provide for the implementation of the Manager-of-Managers arrangement; (ii) reduce the management fee paid for those Series that have commenced operations as of April 30, 2002; (iii) modify the manner in which certain expenses are allocated between the Trust and DSI; and (iv) clarify that the Trust absorbs the cost of liability insurance coverage for the Independent Trustees was approved by shareholders of the Trust as follows:

                             AGAINST OR
                FOR           WITHHELD        ABSTAINED           TOTAL
                ---         -----------      ----------         --------
           1,522,686,979     158,365,523     85,631,157       1,766,683,659

At a special meeting of shareholders of the Equity Opportunity Series (formerly Capital Appreciation Series) of the Trust held on July 10, 2002, the following action was taken:

(1) A new portfolio management agreement among the Trust, DSI and Jennison Associates LLC was approved by shareholders of the Equity Opportunity Series as follows:

                             AGAINST OR
                FOR           WITHHELD        ABSTAINED           TOTAL
                ---         -----------      ----------         --------
              28,891,648      1,832,533       1,499,024         32,223,205

-----------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED)
-----------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002

                             MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, R. Glenn Hilliard, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are Mary Bea Wilkinson, Stephen J. Preston, Antonio M. Muniz, Christopher W. Smythe, and Kimberly J. Smith.

Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

              INTERESTED TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard*            Trustee          (2002-         Chairman and Chief        106           Mr. Hilliard serves as a
7337 E. Doubletree                             present)       Executive Officer                       Director/Trustee of each of
Ranch Rd.                                                     of ING Americas and a                   the ING Funds (2002-present).
                                                              member of ING Americas'
Scottsdale, Arizona                                           Executive Committee
85258                                                         (1999-present). Mr.
                                                              Hilliard  was formerly
(Age 60)                                                      Chairman and Chief
                                                              Executive Officer of
                                                              ING North America,
                                                              encompassing the U.S.,
                                                              Mexico and Canada
                                                              Regions (1994-1999).

------------------------------------------------------------------------------------------------------------------------------------
Thomas J.                     Trustee          (2002-         Chief Executive           156           Mr. McInerney serves as a
McInerney*                                     present)       Officer, ING U.S.                       Director of Aeltus Investment
7337 E. Doubletree                                            Financial Services                      Management, Inc.
Ranch Rd.                                                     (September                              (1997-present) and each of the
                                                              2001-present) and a                     Aetna Funds (2002-present);
Scottsdale, Arizona                                           member of ING Americas'                 Ameribest Life Insurance
85258                                                         Executive Committee                     Company (2001-2003); Equitable
                                                              (2001-present). Mr.                     Life Insurance Company
(Age 46)                                                      McInerney was formerly                  (2001-present); First
                                                              President and Chief                     Columbine Life Insurance
                                                              Executive Officer of                    Company (2001-2002); Golden
                                                              Northern Life Insurance                 American Life Insurance
                                                              Company (March                          Company (2001-present); Life
                                                              2001-October 2002); and                 Insurance Company of Georgia
                                                              President and Director                  (2001-present); Midwestern
                                                              of ING Life Insurance &                 United Life Insurance Company
                                                              Annuity Company                         (2001-present); ReliaStar Life
                                                              (September                              Insurance Company
                                                              1997-November 2002);                    (2001-present); Security Life
                                                              ING Retirement                          of Denver (2001-present);
                                                              Holdings, Inc.                          Security Connecticut Life
                                                              (1997-present); ING                     Insurance Company
                                                              Investment Adviser                      (2001-present); Southland Life
                                                              Holding Company                         Insurance Company
                                                              (1998-present); and ING                 (2001-present); USG Annuity
                                                              Retail Holding Company                  and Life Company
                                                              (1998-present). Mr.                     (2001-present); and United
                                                              McInerney was formerly                  Life and Annuity Insurance
                                                              Chief Executive Officer                 Company, Inc. (2001-present);
                                                              and General Manager of                  Northern Life Insurance
                                                              ING Worksite Division                   Company (March 2001-October
                                                              (2000-2001); President                  2002); Aetna Life Insurance &
                                                              of Aetna Financial                      Annuity Company
                                                              Services (1997-2000);                   (1997-present); Aetna
                                                              Head of National                        Retirement Holdings, Inc.
                                                              Accounts and Core Sales                 (1997-present); Aetna
                                                              and Marketing for Aetna                 Investment Adviser Holding
                                                              U.S. Healthcare                         Company (2000-present); and
                                                              (1996-1997); Head of                    Aetna Retail Holding Company
                                                              Corporate Strategies                    (2000-present). Mr. McInerney
                                                              for Aetna Inc.                          also serves as a
                                                              (1995-1996); and has                    Director/Trustee of each of
                                                              held a variety of line                  the ING Funds (2001-present).
                                                              and corporate staff
                                                              positions with Aetna
                                                              Inc. since 1978.
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED) (CONTINUED)
----------------------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke**             Trustee          (2002-         General Partner of        106           Mr. Rieke serves as a Director
7337 E. Doubletree                             present)       Huntington Partners, an                 of Morgan Chase Trust Co.
Ranch Rd.                                                     investment partnership                  (1998-present). Mr. Rieke also
                                                              (1997-present).                         serves as a Director/Trustee
Scottsdale, Arizona                                           Mr. Rieke was formerly                  of each of the ING Funds
85258                                                         Chairman and Chief                      (2001-present).
                                                              Executive Officer of
(Age 69)                                                      Firstar Trust Company
                                                              (1973-1996), and
                                                              Chairman of the Board
                                                              and a Trustee of each
                                                              of the funds managed by
                                                              ING Investment
                                                              Management Co., LLC
                                                              (1998-2001).

------------------------------------------------------------------------------------------------------------------------------------
John G. Turner*               Trustee          (2002-         Chairman, Hillcrest       106           Mr. Turner serves as a
7337 E. Doubletree                             present)       Capital Partners (May                   Director of Hormel Foods
Ranch Rd.                                                     2002-present);                          Corporation (2000-present);
                                                              President, Turner                       Shopko Stores, Inc.
Scottsdale, Arizona                                           Investment Company                      (1999-present); and M.A.
85258                                                         (2002-present). Mr.                     Mortenson Co. (2002-present).
                                                              Turner was formerly                     Mr. Turner serves as Chairman
(Age 63)                                                      Trustee and Vice                        and a Director/Trustee of each
                                                              Chairman of ING                         of the ING Funds
                                                              Americas (2000-2002);                   (1999-present).
                                                              Chairman and Chief
                                                              Executive Officer of
                                                              ReliaStar Financial
                                                              Corp. and ReliaStar
                                                              Life Insurance Company
                                                              (1993-2000); Chairman
                                                              of ReliaStar United
                                                              Services Life Insurance
                                                              Company
                                                              (1995-1998),
                                                              Chairman of
                                                              ReliaStar Life
                                                              Insurance Company
                                                              of New York
                                                              (1995-2001);
                                                              Chairman of
                                                              Northern Life
                                                              Insurance Company
                                                              (1992-2000);
                                                              Chairman and
                                                              Director/Trustee
                                                              of the Northstar
                                                              affiliated
                                                              investment
                                                              companies
                                                              (1993-2001);
                                                              Director,
                                                              Northstar
                                                              Investment
                                                              Management
                                                              Corporation and
                                                              its affiliates
                                                              (1993-1999);
                                                              Director of
                                                              ReliaStar
                                                              Financial Corp.
                                                              (1983-2001); and
                                                              Director of each
                                                              of the Aetna Funds
                                                              (2001-2002).

------------------------------------------------------------------------------------------------------------------------------------
Kimberly J. Smith             Secretary        (2002-         Chief Counsel, ING U.S.   N/A           N/A
1475 Dunwoody                                  present)       Financial Services
Drive                                                         (2001-present);
                                                              formerly Partner,
West Chester, PA                                              Sutherland, Asbill &
19380                                                         Brennan LLP
                                                              (1996-2001).

(Age 39)

------------------------------------------------------------------------------------------------------------------------------------

Mary Bea Wilkinson            President        (2002-         Senior Vice President,    N/A           N/A
1475 Dunwoody                                  present)       ING Outside Funds Group
Drive                                                         (2000-present); Senior
                                                              Vice President and
West Chester, PA                                              Chief Financial
19380                                                         Officer, First Golden
                                                              American Life Insurance
(Age 44)                                                      Company of New York
                                                              (1997-present);
                                                              President, Directed
                                                              Services, Inc.
                                                              (1993-1997).

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED)
----------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Preston            Vice President   (2002-         Executive Vice            N/A           N/A
1475 Dunwoody                                  Present)       President, Head of ING
Drive                                                         USFS Retail Financial
                                                              Management
West Chester, PA                                              (2001-present);
19380                                                         Executive Vice
                                                              President and Chief
(Age 44)                                                      Actuary, ReliaStar Life
                                                              Insurance Company of
                                                              New York
                                                              (2001-present);
                                                              President and CEO,
                                                              First Golden American
                                                              Life Insurance Company
                                                              of New York
                                                              (2001-present);
                                                              Executive Vice
                                                              President and Chief
                                                              Actuary, Equitable Life
                                                              Insurance Company of
                                                              Iowa (1999-present);
                                                              Executive Vice
                                                              President and Chief
                                                              Actuary, United Life &
                                                              Annuity Insurance
                                                              Company (1999-present);
                                                              Executive Vice
                                                              President, Directed
                                                              Services, Inc.
                                                              (1993-present); and
                                                              Executive Vice
                                                              President and Chief
                                                              Actuary, Golden
                                                              American Life Insurance
                                                              Company (1993-present).

------------------------------------------------------------------------------------------------------------------------------------
Antonio M. Muniz              Vice President   (2002-         Senior Vice President,    N/A           N/A
1475 Dunwoody                                  Present)       USFS Retail Product
Drive                                                         Management
                                                              (2001-present);
West Chester, PA                                              formerly, Vice
19380                                                         President USFS Product
                                                              Development (1999-
(Age 37)                                                      2001); Director of
                                                              Latin America at
                                                              Transamerica
                                                              Reinsurance
                                                              (1998-1999); and Vice
                                                              President, The Coventry
                                                              Group (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.                Treasurer and    2002-          Vice President,           N/A           N/A
Smythe                        Principal        Present)       Directed Services, Inc.
1475 Dunwoody                 Accounting                      (1996-present).
Drive                         Officer

West Chester, PA
19380

(Age 41)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002

                              INDEPENDENT TRUSTEES


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty               Trustee          (2002-         Mr. Doherty is            106           Mr. Doherty serves as a
7337 E. Doubletree                             present)       President and Partner,                  Director/Trustee of each of
Ranch Rd.                                                     Doherty, Wallace,                       the ING Funds (1999-present).
                                                              Pillsbury and Murphy,
Scottsdale, Arizona                                           P.C., Attorneys
85258                                                         (1996-present). Mr.
                                                              Doherty was formerly a
(Age 68)                                                      Director of Tambrands,
                                                              Inc. (1996-1998), and a
                                                              Trustee of each of the
                                                              funds managed by
                                                              Northstar Investment
                                                              Management Corporation
                                                              (1993-1999).

------------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley             Trustee          (1997-         President and Chief       106           Mr. Earley serves as a
7337 E. Doubletree                             present)       Executive Officer of                    Director/Trustee of each of
Ranch Rd.                                                     Bankers Trust Company,                  the ING Funds (2002-present).
                                                              N.A. (1992 to present).
Scottsdale, Arizona
85258

(Age 57)

------------------------------------------------------------------------------------------------------------------------------------
R. Barbara                    Trustee          (1997-         President of The          106           Dr. Gitenstein serves as a
Gitenstein                                     present)       College of New Jersey                   Director/Trustee of each of
7337 E. Doubletree                                            (1999 to present);                      the ING Funds (2002-present).
Ranch Rd.                                                     Executive Vice
                                                              President and Provost
Scottsdale, Arizona                                           of Drake University
85258                                                         (1992 to 1998).

(Age 54)

------------------------------------------------------------------------------------------------------------------------------------
Walter H. May                 Trustee          (2002-         Retired. Mr. May was      106           Mr. May serves as a
7337 E. Doubletree                             present)       formerly Managing                       Director/Trustee of each of
Ranch Rd.                                                     Director and Director                   the ING Funds (1999-present).
                                                              of Marketing for Piper
Scottsdale, Arizona                                           Jaffray, Inc., an
85258                                                         investment
                                                              banking/underwriting
(Age 66)                                                      firm. Mr. May was
                                                              formerly a Trustee of
                                                              each of the funds
                                                              managed by Northstar
                                                              Investment Management
                                                              Corporation
                                                              (1996-1999).

------------------------------------------------------------------------------------------------------------------------------------
Jock Patton                   Trustee          (2002-         Private Investor. Mr.     106           Mr. Patton serves as a
7337 E. Doubletree                             present)       Patton was formerly a                   Director of Hypercom, Inc.
Ranch Rd.                                                     Director and Chief                      (1999-present); and JDA
                                                              Executive Officer of                    Software Group, Inc.
Scottsdale, Arizona                                           Rainbow Multimedia                      (1999-present). Mr. Patton is
85258                                                         Group, Inc.                             also a Director of Buick of
                                                              (1999-2001); a Director                 Scottsdale, Inc.; National
(Age 57)                                                      of Stuart                               Airlines, Inc.; and BG
                                                              Entertainment, Inc.;                    Associates, Inc. Mr. Patton
                                                              Director of Artisoft,                   also serves as a
                                                              Inc. (1994-1998);                       Director/Trustee of each of
                                                              President and co-owner                  the ING Funds (1995-present).
                                                              of StockVal, Inc.
                                                              (1992-1997); and a
                                                              Partner and Director of
                                                              the law firm of
                                                              Streich, Lang P.A.
                                                              (1972-1993).

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED)
----------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam            Trustee          (2002-         President and Director    106           Mr. Putnam serves as Director
7337 E. Doubletree                             present)       of F. L. Putnam                         of F. L. Putnam Securities
Ranch Rd.                                                     Securities Company,                     Company, Inc. (1978-present);
                                                              Inc. and its                            F. L. Putnam Investment
Scottsdale, Arizona                                           affiliates. Mr. Putnam                  Management Company
85258                                                         is also President,                      (2001-present); Asian American
                                                              Secretary and Trustee                   Bank and Trust Company
(Age 63)                                                      of The Principled                       (1992-present); and Notre Dame
                                                              Equity Market Trust                     Health Care Center
                                                              (1994-1999). Mr. Putnam                 (1991-present). He is also a
                                                              was formerly                            Trustee of Principled Equity
                                                              Director/Trustee of                     Market Fund (1996-present);
                                                              Trust Realty Corp.;                     Progressive Capital
                                                              Anchor Investment                       Accumulation Trust
                                                              Trust; Bow Ridge Mining                 (1998-present); Anchor
                                                              Co., and each of the                    International Bond Trust
                                                              funds managed by                        (2000-present); F. L. Putnam
                                                              Northstar Investment                    Foundation (2000-present);
                                                              Management Corporation                  Mercy Endowment Foundation
                                                              (1994-1999).                            (1995-present); and an
                                                                                                      honorary Trustee of Mercy
                                                                                                      Hospital (1993-present). Mr.
                                                                                                      Putnam also serves as a
                                                                                                      Director/Trustee of each of
                                                                                                      the ING Funds (1999-present).

------------------------------------------------------------------------------------------------------------------------------------
Roger B. Vincent***           Trustee          (1994-         President of Springwell   106           Mr. Vincent serves as a
7337 E. Doubletree                             present)       Corporation, a                          director of AmeriGas Propane,
Ranch Rd.                                                     corporate advisory firm                 Inc. (1998-present). Mr.
                                                              (1989-present).                         Mr. Vincent also serves as a
Scottsdale, Arizona                                           Mr. Vincent was formerly a              Director/Trustee of each of
85258                                                         Director of Petrolane,                  the ING Funds (2002-present).
                                                              Inc. (1993-1995); and
(Age 57)                                                      Tatham Offshore, Inc.
                                                              (1996-2000).

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
    ADDITIONAL INFORMATION -- (UNAUDITED)
---------------------------------------------------

                                  THE GCG TRUST

                                DECEMBER 31, 2002


                                               TERM OF
                                               OFFICE AND                               NUMBER OF
                              POSITION(S)      LENGTH OF                                PORTFOLIOS
NAME, ADDRESS                 HELD WITH        TIME           PRINCIPAL OCCUPATION(S)   IN FUND       OTHER DIRECTORSHIPS HELD BY
AND AGE                       TRUST            SERVED         DURING PAST 5 YEARS       COMPLEX       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard A.                    Trustee          (2002-         Retired. Mr. Wedemeyer    106           Mr. Wedemeyer serves as a
Wedemeyer                                      present)       was formerly Vice                       Director of Touchstone
7337 E. Doubletree                                            President - Finance &                   Consulting Group (benefits
Ranch Rd.                                                     Administration of The                   consulting) (1997-present).
                                                              Channel Corporation, an                 Mr. Wedemeyer also serves as a
Scottsdale, Arizona                                           importer of specialty                   Director/Trustee of each of
85258                                                         alloy aluminum products                 the ING Funds (2001-present).
                                                              (June 1996-April 2002).
(Age 66)                                                      Mr. Wedemeyer was
                                                              formerly Vice President
                                                              - Finance &
                                                              Administration of
                                                              Performance Advantage,
                                                              Inc., a provider of
                                                              training and
                                                              consultation services
                                                              (1992-1996); and Vice
                                                              President, Operations
                                                              and Administration, of
                                                              Jim Henson Productions
                                                              (1979-1997). Mr.
                                                              Wedemeyer was formerly
                                                              a Trustee of First
                                                              Choice Funds
                                                              (1997-2001); and a
                                                              Trustee of each of the
                                                              funds managed by ING
                                                              Investment Management
                                                              Co., LLC (1998-2001).

* Messrs. Hilliard, McInerney and Turner are deemed to be "interested persons" of the Trust pursuant to the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI.

** Mr. Reike may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is an employee of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Series of the Trust.

*** Mr. Vincent may have been deemed to be an interested person of the Trust, as defined in the 1940 Act, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Series of the Trust, during a portion of December 2002. Mr. Vincent no longer has beneficial ownership of those shares.

                                  THE GCG TRUST

                                    --------

                         TRUSTEES AND EXECUTIVE OFFICERS

                            Paul S. Doherty, Trustee
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           R. Glenn Hilliard, Trustee*
                             Walter H. May, Trustee
                          Thomas J. McInerney, Trustee*
                              Jock Patton, Trustee
                           David W.C. Putnam, Trustee
                            Blaine E. Rieke, Trustee
                            John G. Turner, Trustee*
                            Roger B. Vincent, Trustee
                          Richard A. Wedemeyer, Trustee
                          Mary Bea Wilkinson, President
                       Stephen J. Preston, Vice President
                        Antonio M. Muniz, Vice President
        Christopher W. Smythe, Treasurer and Principal Accounting Officer
                          Kimberly J. Smith, Secretary
                               *Interested Trustee

                                    --------

                           Deehert LLP, Legal Counsel
                Directed Services, Inc., Manager and Distributor
                     Ernst & Young LLP, Independent Auditors

ING.[LOGO]
                                                         ----------------------
Customer Service Center                                        PRESORTED
P.O. Box 9271                                                  STANDARD
Des Moines, IA 50306-9271                                     U.S.POSTAGE
                                                                 PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                         ----------------------

                           Annual Financial Statements

                         ------------------------------------

                            The Fund for Life Series

                                       of

                                  The GCG Trust

                         ------------------------------------

                                December 31, 2002


  GoldenSelect(R) products are issued by Golden American Life Insurance Company and distributed by Directed Services,Inc., member NASD.

                              [LOGO] GoldenSelect
                                     ----------------
                                     Issued By Golden American
                                     Life Insurance Company

                            The Fund For Life Series
                                       of
                                  The GCG Trust

================================================================================

                              Financial Statements
                                December 31, 2002

TABLE OF CONTENTS                                           PAGE
-----------------                                           ----
President's Letter                                           3

Management's Discussion and Analysis                         4

Report of Independent Auditors                               6

Statement of Assets and Liabilities                          7

Statement of Operations                                      8

Statement of Changes in Net Assets                           9

Financial Highlights                                        10

Portfolio of Investments                                    11

Notes to Financial Statements                               12

Board of Trustees/Officers                                  15

February 14, 2003

Dear Shareholders of The Fund For Life Series of The GCG Trust,

We are pleased to provide you with your 2002 Annual Report (the "Report") for The Fund For Life Series of The GCG Trust.

For the year ended 2002, investors faced disappointing investment results from the equity markets. The S&P 500 declined -22.09% and the Russell 2000 declined -20.50% over the same period. The bond markets fared much better. The Lehman Aggregate Bond Index returned 10.25%.

In order to protect remaining shareholders from high expense ratios, Directed Services, Inc., the Manager, agreed to absorb a portion of the expenses while we are considering various options to address this problem. In addition, the Manager waived its management, administration and fund accounting fees.

If you have any questions or require any additional information, please call our Customer Service area at 1-800-366-0066.

Sincerely,

Mary Bea Wilkinson
President
The GCG Trust

  GoldenSelect(R) products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., member NASD

                            The Fund For Life Series
                                       of
                                  The GCG Trust

================================================================================

                      Management's Discussion and Analysis

The investment objective of The Fund For Life Series (the "Fund") of The GCG Trust is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

Volatile performance in the equity market and debt market contributed to the performance of the Fund during 2002. For the year ended December 31, 2002, the Fund had a total return of (14.49)%, compared to a blended return of (15.02)% of three indices, namely the Standard & Poor's 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the current allocation of investments of the Fund. The following total return of each index for the year ended December 31, 2002 was S&P 500 Index (22.09%), Morgan Stanley/Capital International Pacific Index (9.29%) and the Lehman Aggregate Bond Index 10.25%.

The Fund For Life Annual Report

Plot Points For The Graph
For The Period Ended December 31, 2002

The following table replaces a graph showing growth of an initial investment of $10,000, with reinvestment of dividends and distributions in the Fund For Life Series of The GCG Trust, the Lehman Aggregate Bond Index, the Morgan Stanley/Capital International Pacific Index ("MSCI Index"), the S & P 500 Index and a blended index consisting of 60% S & P 500 Index, 30% Lehman Aggregate Bond Index and 10% MSCI Index. The graph indicates the growth from March 1, 1993 (Inception date of The Fund For Life Series of The GCG Trust) through December 31, 2002.

            60% S&P 500,                 Morgan
            30% Lehman       Lehman      Stanley/
          Aggregate Bond   Aggregate     Capital
            10% MSCI         Bond      International      S&P       Fund For
             Index          Index        Index            500        Life
------------------------------------------------------------------------------
03/01/93    $10,000        $10,000       $10,000        $10,000     $10,000
12/31/93    $10,932        $10,583       $12,966        $10,768     $10,842
12/31/94    $11,091        $10,275       $14,629        $10,909     $10,607
12/31/95    $14,158        $12,173       $15,036        $15,004     $12,603
12/31/96    $16,228        $12,615       $13,746        $18,447     $13,935
12/31/97    $19,936        $13,832       $10,263        $24,600     $15,966
12/31/98    $24,545        $15,034       $10,539        $31,635     $18,149
12/31/99    $29,107        $14,911       $16,612        $38,288     $22,109
12/31/00    $27,783        $16,645       $12,329        $34,804     $20,915
12/31/01    $25,799        $18,050       $9,197         $30,669     $17,504
12/31/02    $21,924        $19,900       $8,343         $23,894     $14,968

Average Annual Total Return For The Period Ended December 31, 2002

One Year                -14.49%
Five Years               -1.29%
3/1/93 (Inception)        4.18%

Total Return for the Series includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity contracts thereunder whose proceeds are invested in the Series. Past performance is not predictive of future performance.

                         Report of Independent Auditors

To the Shareholders and Board of Trustees
The GCG Trust - Fund For Life Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Fund For Life Series (a Series of the GCG Trust) (the "Trust") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fund For Life Series at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

February 7, 2003
Philadelphia, Pennsylvania

                            The Fund For Life Series
                                       of
                                 The GCG Trust

================================================================================

                       Statement of Assets and Liabilities
                                December 31, 2002

Assets

    Investments, at value (Cost $86,674)                              $ 77,430
    Cash                                                                14,652
    Dividends receivable                                                    49
                                                                      --------
 Total Assets                                                           92,131
                                                                      --------
Liabilities

   Accrued expenses                                                         61
                                                                      --------

Total Liabilities                                                           61
                                                                      --------

Net Assets                                                            $ 92,070
                                                                      ========
Net Assets Consist Of

   Paid-in Capital                                                    $101,471
   Accumulated net realized loss on securities                            (157)
   Net unrealized depreciation of investments                           (9,244)
                                                                      --------

Net Assets                                                            $ 92,070
                                                                      ========

    Shares of beneficial interest outstanding, $.001 par value          22,307
                                                                      ========

Net Asset Value and redemption price per share                        $   4.13
                                                                      ========

                       See notes to financial statements.

                            The Fund For Life Series
                                       of
                                  The GCG Trust

================================================================================

                             Statement of Operations
                      For the Year Ended December 31, 2002

Investment Income
  Dividends and Interest                                                         $   1,758
                                                                                 ---------

Expenses

  Management & administrative fees (Note 2)                                            305
  Auditing fees                                                                      1,000
  Fund accounting fees (Note 2)                                                        254
  Custody (Note 2)                                                                     600
  Trustees fees and expenses (Note 2)                                                  100
  Other operating expenses                                                             838
                                                                                 ---------

  Total Expenses                                                                     3,097
  Fees waived by manager (Note 2)                                                     (559)
                                                                                 ---------

Net Expenses                                                                         2,538
                                                                                 ---------

Net Investment loss                                                                   (780)
                                                                                 ---------

Unrealized loss On Investments

  Net change in unrealized depreciation of investments                             (15,462)
                                                                                 ---------

Net Unrealized Loss On Investments                                                 (15,462)
                                                                                 ---------

Net Decrease in Net Assets Resulting From Operations                              ($16,242)
                                                                                 =========

                       See notes to financial statements.

                            The Fund for Life Series
                                       of
                                  The GCG Trust

================================================================================
                       Statements of Changes in Net Assets

                                                                                   For the Year      For the Year
                                                                                      Ended             Ended
                                                                                   Dec. 31, 2002     Dec. 31, 2001
                                                                                   -------------     -------------
Operations

  Net investment loss                                                              $      (780)      $      (257)
  Net realized loss on sale of investments and capital gain
    distributions                                                                        -----              (157)
  Net change in unrealized depreciation of investments                                 (15,462)          (17,718)
                                                                                   -----------       -----------

  Net decrease in net assets resulting from operations                                 (16,242)          (18,132)
                                                                                   -----------       -----------

Distributions to Shareholders From

  Net realized gain on investment and capital gain distributions                         -----           (18,415)
                                                                                   -----------       -----------

Beneficial Interest Transactions
  Proceeds from sales of shares                                                           ----            40,000
  Distributions reinvested                                                                ----            18,415
  Cost of shares redeemed                                                               (3,177)             (759)
                                                                                   -----------       -----------

  Increase/(decrease) in net assets derived from Beneficial
    interest transactions                                                               (3,177)           57,656
                                                                                   -----------       -----------

  Net increase/(decrease) in net assets                                                (19,419)           21,109

Net Assets

  Beginning of Year                                                                    111,489            90,380
                                                                                   -----------       -----------

  End of Year                                                                      $    92,070       $   111,489
                                                                                   ===========       ===========

  Undistributed net investment income                                              $        --       $        --
                                                                                   ===========       ===========

                       See notes to financial statements.

                            The Fund For Life Series
                                       of
                                  The GCG Trust
                              Financial Highlights
      For a share of beneficial interest outstanding throughout each period

                                                                            For The       For The      For The    For The
                                                            For The Year     Year          Year         Year       Year
                                                               Ended         Ended         Ended       Ended       Ended
                                                             12/31/02#     12/31/01#     12/31/00#    12/31/99#   12/31/98#
                                                           -------------------------------------------------------------------
Per Share Operating Performance

Net asset value, beginning of period                       $    4.83     $     6.94    $     8.17   $     7.45    $    7.25
                                                           ---------     ----------    ----------   ----------    ---------

Net investment income (loss)                                   (0.03)         (0.01)        (0.03)        0.00         0.03
Net realized and unrealized gain (loss)
  on investments                                               (0.67)         (1.14)        (0.46)        1.56         0.88
                                                           ---------     ----------    ----------   ----------    ---------

Total from investment operations                               (0.70)         (1.15)        (0.49)        1.56         0.91
                                                           ---------     ----------    ----------   ----------    ---------

Less Distributions:
Distributions from net investment
  Income                                                        0.00           0.00          0.00        (0.03)       (0.09)
Distributions from net realized
capital gains                                                   0.00          (0.96)        (0.74)       (0.42)       (0.62)

Return of capital                                               0.00           0.00          0.00        (0.39)        0.00
                                                           ---------     ----------    ----------   ----------    ---------

Total Distributions                                             0.00          (0.96)        (0.74)       (0.84)       (0.71)
                                                           ---------     ----------    ----------   ----------    ---------

Net asset value, end of period                             $    4.13     $     4.83    $     6.94   $     8.17    $    7.45
                                                           =========     ==========    ==========   ==========    =========

Total return                                                  (14.49)%       (16.31)%       (5.40)%      21.82%       13.67%
                                                           =========     ==========    ==========   ==========    =========

Ratios and Supplemental Data
Total net assets, end of period (in
000's)                                                     $      92     $      111    $       90   $      274    $     227

Ratio of operating expenses to average
net assets:

After management waiver                                         2.50%          2.50%         2.50%        2.50%        2.50%
Before management waiver                                        3.05%          3.05%         3.05%        3.06%        5.77%

Ratio of net investment income
  (loss) to average net assets                                 (0.77%)        (0.25%)       (0.33%)      (0.41%)       0.40%

Portfolio turnover rate                                         0.00%          0.00%         0.00%        2.08%        0.00%

     #Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See notes to financial statements.

                            The Fund For Life Series
                                       of
                                  The GCG Trust

================================================================================

                            Portfolio of Investments
                                December 31, 2002

                                                                     Number of
                                                                     ---------
Investment In Shares of Open-End Mutual Funds                          Shares      Value (Note 1)
---------------------------------------------                          ------      --------------
Merrill Lynch Pacific Fund, Inc., Class A                               1,388         18,983
Davis New York Venture Fund, Inc.                                       1,187         24,867
Waddell & Reed Core Investment Fund                                     5,200         23,089
Vanguard Long Term Corporate Bond Fund                                  1,137         10,491
                                                                                      ------

    Total Investments (Cost $86,674*) (Notes 1 and 4)                      84%        77,430
    Other Assets and Liabilities (Net)                                     16%        14,640
                                                                     --------         ------

    Net Assets                                                            100%       $92,070
                                                                     ========        =======

*Aggregate cost for Federal tax purposes.

                       See notes to financial statements.

                            The Fund For Life Series
                                       of
                                  The GCG Trust

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies

         The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2002, the Trust had thirty-five operational portfolios (the "Series). All of the Series, including the Fund for Life Series (the "Fund"), are diversified, except for All Cap Series, Global Franchise Series, Hard Assets Series, International Enhanced EAFE Series, Managed Global Series, Mid-Cap Growth Series, Real Estate Series and Special Situations Series, which are non-diversified. The information presented in these financial statements pertains only to the Fund. The financial information for the other Series of the Trust is presented under separate cover. The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of the Equitable Insurance Company of Iowa, Inc. ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING").

         The preparation of these financial statements in accordance with accounting principles generally accepted in the United States incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

         Federal Income Taxes: No provision for federal income taxes has been made since the Fund has complied, and intends to continue to comply, with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficiently to relieve it from substantially all Federal income taxes.

         Valuation: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

         Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

         Other: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

         Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

    Notes to Financial Statements - (Continued)

2.  Management and Administrative Fees, and Other Transactions with Affiliates

         In its capacity as Manager and Administrator, Directed Services, Inc. ("DSI") provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the year ended December 31, 2002 such fees amounted to $254. For the year ended December 31, 2002, the Fund waived $102, $203 and $254 in compensation for management, administrative and fund accounting services, respectively.

         Pursuant to a custodian agreement, Bank of New York is custodian for the Fund.

         Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

         Certain officers and trustees of the Trust are also officers and/or directors of DSI, Golden American and other Equitable of Iowa companies.

3.  Shares of Beneficial Interest

         The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the year ended December 31, 2002 and the year ended December 31, 2001, the Fund had the following transactions in shares of beneficial interest. Except for reinvested distributions, the Trust no longer accepts investments in the Fund from new investors.

                                            December 31,         December 31,
                                               2002                  2001
                                         Shares    Amount     Shares     Amount
                                         ------    ------     ------     ------

          Sold                              ---   $   ---      6,299   $ 40,000
          Distributions Reinvested          ---       ---      3,884     18,415
          Redeemed                         (764)   (3,178)      (126)      (759)
                                           ----   -------     ------   --------

          Net increase/(decrease)          (764)  $(3,178)    10,057   $ 57,656
                                           ====   =======     ======   ========

         As of December 31, 2002, Golden American has an investment in the Fund of 11,198 shares with a total net asset value of $46,249, representing 50.2% of the shares outstanding.

    Notes to Financial Statements - (Continued)

4.  Investments

         At December 31, 2002, the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

     Gross Unrealized Appreciation                                     $  8,271
     Gross Unrealized Depreciation                                      (17,515)
                                                                       --------
     Net Unrealized Depreciation                                       $ (9,244)
                                                                       ========

     Purchases and Sales of Investments:

     Aggregate Cost of Purchases and Proceeds from sales for the year ended December 31, 2002 were as follows:

     Cost of Purchases                                                       $--
     Proceeds of Sales                                                       $--

5. Capital Loss Carryforward

         For Federal income tax purposes, as of December 31, 2002, the Series' have a $157 capital loss carryforward expiring in 2009, which is available to offset future capital gains, if any.

6. Federal Income Taxes

         For the year ended December 31, 2002, permanent differences in book and tax accounting have been reclassified at year end to paid-in-capital and undistributed net income/loss as follows:

                  Decrease          Increase Undistributed
                  Paid In Capital   Net Investment Loss
                  -----------------------------------------
                       $(780)               $780

7. Distribution Information

         Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. There were no distributions paid during the fiscal year ended December 31, 2002. The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

Taxable Distributions

                           Net Long Term             Total Taxable
                           Capital Gains             Distributions
                           -------------             -------------
                           $18,415                   $18,415

As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

                                                                     Total
                           Capital Loss          Unrealized          Accumulated
                           Carryforward          Depreciation        Earnings
                           -----------------------------------------------------
                           ($157)                $(9,244)            $(9,401)

                                  THE GCG TRUST

                                   (Unaudited)

                             MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, R. Glenn Hilliard, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are Mary Bea Wilkinson, Stephen J. Preston, Antonio M. Muniz, Christopher W. Smythe, and Kimberly J. Smith.

Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

              INTERESTED TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number
                      Position(s)   Term of                                                  of
                        Held      Office and                                              Portfolios
Name, Address and       with       Length of          Principal Occupation(s)              in Fund    Other Directorships Held by
Age                    Trust      Time Served           During Past 5 Years                Complex              Trustee
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard*    Trustee        (2002-       Chairman and Chief Executive Officer       106      Mr. Hilliard serves as a
                                    present)      of ING Americas and a member of ING                 Director/Trustee of each of
                                                  Americas' Executive Committee                       the ING Funds (2002-present).
                                                  (1999-present).  Mr. Hilliard was
7337 E. Doubletree                                formerly Chairman and Chief Executive
Ranch Rd.                                         Officer of ING North America,
Scottsdale,                                       encompassing the U.S., Mexico and
Arizona  85258                                    Canada Regions (1994-1999).

(Age 60)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number
                      Position(s)   Term of                                                  of
                        Held      Office and                                              Portfolios
Name, Address and       with       Length of          Principal Occupation(s)              in Fund    Other Directorships Held by
Age                     Trust     Time Served           During Past 5 Years                Complex              Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.              Trustee      (2002-       Chief Executive Officer, ING U.S.           156      Mr. McInerney serves as a
McInerney*                          present)     Financial Services (September                        Director of Aeltus Investment
                                                 2001-present) and a member of ING                    Management, Inc. (1997-
                                                 Americas' Executive Committee                        present) and each of the Aetna
7337 E. Doubletree                               (2001-present).  Mr. McInerney was                   Funds (2002-present);
Ranch Rd.                                        formerly President and Chief Executive               Ameribest Life Insurance
Scottsdale,                                      Officer of Northern Life Insurance                   Company (2001-present);
Arizona  85258                                   Company (March 2001-October 2002); and               Equitable Life Insurance
                                                 President and Director of ING Life                   Company (2001-present); First
(Age 46)                                         Insurance & Annuity Company (September               Columbine Life Insurance
                                                 1997-November 2002); ING Retirement                  Company (2001-2002); Golden
                                                 Holdings, Inc. (1997-present); ING                   American Life Insurance
                                                 Investment Adviser Holding Company                   Company (2001-present); Life
                                                 (1998-present); and ING Retail Holding               Insurance Company of Georgia
                                                 Company (1998-present).  Mr. McInerney               (2001-present); Midwestern
                                                 was formerly Chief Executive Officer                 United Life Insurance Company
                                                 and General Manager of ING Worksite                  (2001-present); ReliaStar Life
                                                 Division (2000-2001); President of                   Insurance Company (2001-
                                                 Aetna Financial Services (1997-2000);                present); Security Life of
                                                 Head of National Accounts and Core                   Denver (2001-present);
                                                 Sales and Marketing for Aetna U.S.                   Security Connecticut Life
                                                 Healthcare (1996-1997); Head of                      Insurance Company (2001-
                                                 Corporate Strategies for Aetna Inc.                  present); Southland Life
                                                 (1995-1996); and has held a variety of               Insurance Company (2001-
                                                 line and corporate staff positions                   present); USG Annuity and Life
                                                 with Aetna Inc. since 1978.                          Company (2001-present); and
                                                                                                      United Life and Annuity
                                                                                                      Insurance Company, Inc. (2001-
                                                                                                      present); Northern Life
                                                                                                      Insurance Company (2001-
                                                                                                      present); Aetna Life Insurance
                                                                                                      & Annuity Company (1997-
                                                                                                      present); Aetna Retirement
                                                                                                      Holdings, Inc. (1997-present);
                                                                                                      Aetna Investment Adviser
                                                                                                      Holding Company (2000-
                                                                                                      present); and Aetna Retail
                                                                                                      Holding Company (2000-
                                                                                                      present).  Mr. McInerney also
                                                                                                      serves as a Director/Trustee
                                                                                                      of each of the ING Funds
                                                                                                      (2001-present).

-------------------------------------------------------------------------------------------------------------------------------
                                    Term of                                            Number
                                   Office and                                           of
                     Position(s)   Length of                                         Portfolios
Name, Address        Held with      Time           Principal Occupation(s)            in Fund     Other Directorships Held by
and Age               Trust        Served            During Past 5 Years              Complex            Trustee
-------------------------------------------------------------------------------------------------------------------------------
John G. Turner*      Trustee       (2002-     Chairman, Hillcrest Capital Partners     106        Mr. Turner serves as a
                                   present)   (May 2002-Present); President, Turner               Director of Hormel Foods
                                              Investment Company (2002 - present).                Corporation (2000-present);
                                              Mr. Turner was formerly Trustee and                 Shopko Stores, Inc.
7337 E. Doubletree                            Vice Chairman of ING Americas                       (1999-present); and M.A.
Ranch Rd.                                     (2000-2002); Chairman and Chief                     Mortenson Co.
                                              Executive Officer of ReliaStar                      (2002-present).  Mr. Turner
Scottsdale,                                   Financial Corp. and ReliaStar Life                  serves as Chairman and a
Arizona  85258                                Insurance Company (1993-2000);                      Director/Trustee of each of
                                              Chairman of ReliaStar United Services               the ING Funds(1999-present).
(Age 63)                                      Life Insurance Company (1995 -1998),
                                              Chairman of ReliaStar Life Insurance
                                              Company of New York (1995-2001);
                                              Chairman of Northern Life
                                              Insurance Company (1992-2000);
                                              Chairman and Director/Trustee of
                                              the Northstar affiliated
                                              investment companies (1993-2001);
                                              Director, Northstar Investment
                                              Management Corporation and its
                                              affiliates (1993 - 1999); Director
                                              of ReliaStar Financial Corp.
                                              (1983-2001); and Director of each
                                              of the Aetna Funds (2001-2002).
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                    Term of                                            Number
                                   Office and                                           of
                     Position(s)   Length of                                         Portfolios
Name, Address        Held with      Time           Principal Occupation(s)            in Fund     Other Directorships Held by
and Age               Trust        Served            During Past 5 Years              Complex            Trustee
-----------------------------------------------------------------------------------------------------------------------------
Kimberly J. Smith     Secretary    (2001-     Chief Counsel, ING U.S. Financial        N/A        N/A
                                   present)   Services (2001-present); formerly
1475 Dunwoody                                 Partner, Sutherland, Asbill & Brennan
Drive                                         LLP (1996-2001)

West Chester, PA
19380

(Age 39)
--------------------------------------------------------------------------------------------- ------------------------------
Mary Bea Wilkinson    President    (2002-     Senior Vice President, ING Outside       N/A        N/A
                                   present)   Funds Group (2000-present); Senior
1475 Dunwoody Drive                           Vice President and Chief Financial
                                              Officer, First Golden American Life
West Chester, PA                              Insurance Company of New York
19380                                         (1997-present); President, Directed
                                              Services, Inc. (1993-1997)
(Age 44)
---------------------------------------------------------------------------------------------------------------------------
Stephen J. Preston    Vice         (2002-     Executive Vice President, Head of ING    N/A        N/A
                      President    Present)   USFS Retail Financial Management
1475 Dunwoody Drive                           (2001-present); Executive Vice
                                              President and Chief Actuary, ReliaStar
West Chester, PA                              Life Insurance Company of New York
19380                                         (2001-present); President and CEO,
                                              First Golden American Life Insurance
(Age 44)                                      Company of New York (2001 - present);
                                              Executive Vice President and Chief
                                              Actuary, Equitable Life Insurance
                                              Company of Iowa (1999-present);
                                              Executive Vice President and Chief
                                              Actuary, United Life & Annuity
                                              Insurance Company (1999-present);
                                              Executive Vice President, Directed
                                              Services, Inc. (1993-present);  and
                                              Executive Vice President and Chief
                                              Actuary, Golden American Life
                                              Insurance Company (1993-present).
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                    Term of                                            Number
                                   Office and                                           of
                   Position(s)      Length of                                        Portfolios
Name, Address       Held with         Time           Principal Occupation(s)          in Fund         Other Directorships Held by
and Age               Trust          Served            During Past 5 Years            Complex                   Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Antonio M.         Vice           (2002-         Senior Vice President, USFS         N/A             N/A
Muniz              President      Present)       Retail Product Management
                                                 (2001-present); formerly, Vice
1475                                             President USFS Product
Dunwoody                                         Development (1999- 2001);
Drive                                            Director of Latin America at
                                                 Transamerica Reinsurance
West Chester,                                    (1998-1999); and Vice
PA  19380                                        President, The Coventry Group
                                                 (1997-1998).
(Age 37)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher W.     Treasurer      (2002-         Vice President, Directed            N/A             N/A
Smythe             and            present)       Services, Inc. (1996-present)
                   Principal
1475               Accounting
Dunwoody           Officer
Drive

West Chester,
PA 19380

(Age 41)
-----------------------------------------------------------------------------------------------------------------------------------

                              INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------


                                    Term of                                            Number
                                   Office and                                           of
                   Position(s)      Length of                                        Portfolios
Name, Address       Held with         Time           Principal Occupation(s)          in Fund         Other Directorships Held by
and Age               Trust          Served            During Past 5 Years            Complex                   Trustee
------------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty      Trustee      (2002-         Mr. Doherty is President and        106             Mr. Doherty serves as a
                                  present)       Partner, Doherty, Wallace,                          Director/Trustee of each of the
7337 E.                                          Pillsbury and Murphy, P.C.,                         ING Funds (1999-present).
Doubletree                                       Attorneys (1996-present). Mr.
Ranch Rd.                                        Doherty was formerly a Director
Scottsdale,                                      of Tambrands, Inc. (1996-1998),
Arizona 85258                                    and a Trustee of each of the
                                                 funds managed by Northstar
(Age 68)                                         Investment Management
                                                 Corporation (1993-1999).
------------------------------------------------------------------------------------------------------------------------------------
J. Michael           Trustee      (1997-         President and Chief Executive       106             Mr. Earley serves as a
Earley                             present)      Officer of Bankers Trust                            Director/Trustee of each of the
                                                 Company, N.A. (1992 to                              ING Funds (2002-present).
7337 E.                                          present).
Doubletree
Ranch Rd.
Scottsdale,
Arizona  85258

(Age 57)
------------------------------------------------------------------------------------------------------------------------------------
R. Barbara           Trustee      (1997-         President of The College of New     106             Dr. Gitenstein serves as a
Gitenstein                        present)       Jersey (1999 to present);                           Director/Trustee of each of the
                                                 Executive Vice President and                        ING Funds (2002-present).
7337 E.                                          Provost of Drake University
Doubletree                                       (1992 to 1998).
Ranch Rd.
Scottsdale,
Arizona  85258

(Age 54)
------------------------------------------------------------------------------------------------------------------------------------
Walter H. May        Trustee      (2002-         Retired. Mr. May was formerly       106             Mr. May serves as a
(Age 66)                          present)       Managing Director and Director                      Director/Trustee of each of the
                                                 of Marketing for Piper Jaffray,                     ING Funds (1999-present).
7337 E.                                          Inc., an investment
Doubletree                                       banking/underwriting firm. Mr.
Ranch Rd.                                        May was formerly a Trustee of
Scottsdale,                                      each of the funds managed by
Arizona  85258                                   Northstar Investment Management
                                                 Corporation (1996-1999).

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number
                      Position(s)   Term of                                                  of
                        Held      Office and                                              Portfolios
Name, Address and       with       Length of          Principal Occupation(s)              in Fund    Other Directorships Held by
Age                     Trust     Time Served           During Past 5 Years                Complex              Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jock Patton            Trustee       (2002-      Private Investor. Mr. Patton was            106        Mr. Patton serves as a
                                    present)     formerly a Director and Chief                          Director of Hypercom, Inc.
                                                 Executive Officer of Rainbow                           (1999-present); and JDA
7337 E.                                          Multimedia Group, Inc. (1999-2001); a                  Software Group, Inc. (1999-
Doubletree Ranch                                 Director of Stuart Entertainment,                      present).  Mr. Patton is
Rd.                                              Inc.; Director of Artisoft, Inc.                       also a Director of Buick of
                                                 (1994-1998); President and co-owner of                 Scottsdale, Inc.; National
Scottsdale,                                      StockVal, Inc. (1992-1997); and a                      Airlines, Inc.; and BG
Arizona  85258                                   Partner and Director of the law firm                   Associates, Inc. Mr. Patton
                                                 of Streich, Lang P.A. (1972-1993).                     also serves as a Director/
                                                                                                        Trustee of each of the ING
(Age 57)                                                                                                Funds (1995-present).
------------------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam     Trustee       (2002-      President and Director of F. L. Putnam      106        Mr. Putnam serves as
                                    present)     Securities Company, Inc. and its                       Director of F. L. Putnam
                                                 affiliates.  Mr. Putnam is also                        Securities Company, Inc.
                                                 President, Secretary and Trustee of                    (1978-present); F. L.
7337 E.                                          The Principled Equity Market Trust                     Putnam Investment Management
Doubletree Ranch                                 (1994-1999).  Mr. Putnam was formerly                  Company (2001-present);
Rd.                                              Director/Trustee of Trust Realty                       Asian American Bank and
                                                 Corp.; Anchor Investment Trust; Bow                    Trust Company (1992-
                                                 Ridge Mining Co., and each of the                      present); and Notre Dame
Scottsdale,                                      funds managed by Northstar Investment                  Health Care Center (1991-
Arizona  85258                                   Management Corporation (1994-1999).                    present). He is also a
                                                                                                        Trustee of Principled Equity
(Age 63)                                                                                                Market Trust (1996-present);
                                                                                                        Progressive Capital
                                                                                                        Accumulation Trust (1998-
                                                                                                        present); Anchor
                                                                                                        International Bond Trust
                                                                                                        (2000-present); F. L. Putnam
                                                                                                        Foundation (2000-present);
                                                                                                        Mercy Endowment Foundation
                                                                                                        (1995-present); and an
                                                                                                        honorary Trustee of Mercy
                                                                                                        Hospital (1993-present). Mr.
                                                                                                        Putnam also serves as  a
                                                                                                        Director/Trustee of each of
                                                                                                        the ING Funds (1999-
                                                                                                        present).
------------------------------------------------------------------------------------------------------------------------------------
Blaine E.              Trustee       (2002-      General Partner of Huntington               106        Mr. Rieke serves as a
Rieke**                             present)     Partners, an investment partnership                    Director of Morgan Chase
                                                 (1997-present).  Mr. Rieke was formerly                Trust Co. (1998-present).
                                                 Chairman and Chief Executive Officer of                Mr. Rieke also serves as a
                                                 Firstar Trust Company (1973-1996), and                 Director/Trustee of each
                                                 Chairman of the Board and a Trustee of                 of the ING Funds (2001-
                                                 each of the funds managed by ING                       present).
7337 E.                                          Investment Management Co., LLC (1998-
Doubletree Ranch                                 2001).
Rd.

Scottsdale,
Arizona  85258

(Age 69)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                    Term of                                            Number
                                   Office and                                           of
                   Position(s)      Length of                                        Portfolios
Name, Address       Held with         Time           Principal Occupation(s)          in Fund         Other Directorships Held by
and Age               Trust          Served            During Past 5 Years            Complex                   Trustee
------------------------------------------------------------------------------------------------------------------------------------
Roger B.            Trustee     (1994-           President of Springwell              106           Mr. Vincent serves as a
Vincent***                      present)         Corporation, a corporate                           director of AmeriGas Propane,
                                                 advisory firm (1989-present).                      Inc. (1998-present). Mr.
7337 E.                                          Mr. Vincent was formerly a                         Vincent also serves as a
Doubletree                                       Director of Petrolane, Inc.                        Director/Trustee of each of the
Ranch Rd.                                        (1993-1995); and Tatham                            ING Funds (2002-present).
Scottsdale,                                      Offshore, Inc. (1996-2000).
Arizona  85258

(Age 57)
------------------------------------------------------------------------------------------------------------------------------------
Richard A.          Trustee     (2002-           Retired. Mr. Wedemeyer was           106           Mr. Wedemeyer serves as a
Wedemeyer                       present)         formerly Vice President -                          Director of Touchstone
                                                 Finance & Administration of The                    Consulting Group (benefits
7337 E.                                          Channel Corporation, an                            consulting) (1997-present). Mr.
Doubletree                                       importer of specialty alloy                        Wedemeyer also serves as a
Ranch Rd.                                        aluminum products (1996-April                      Director/Trustee of each of the
Scottsdale,                                      2002). Mr. Wedemeyer was                           ING Funds (2001-present).
Arizona  85258                                   formerly Vice President -
                                                 Finance & Administration of
(Age 66)                                         Performance Advantage, Inc., a
                                                 provider of training and
                                                 consultation services
                                                 (1992-1996); and Vice
                                                 President, Operations and
                                                 Administration, of Jim Henson
                                                 Productions (1979-1997). Mr.
                                                 Wedemeyer was formerly a
                                                 Trustee of First Choice Funds
                                                 (1997-2001); and a Trustee of
                                                 each of the funds managed by
                                                 ING Investment Management Co.,
                                                 LLC (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------

*Messrs. Hilliard, McInerney and Turner are deemed to be "interested persons" of the Trust pursuant to the 1940 Act because of their affiliations with ING Groep, N.V., the parent corporation of DSI.

**Mr. Reike may be deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because a family member is am employee of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Series of the Trust.

***Mr. Vincent may have been deemed to be an "interested person" of the Trust, as defined in the 1940 Act, because he had beneficial ownership of 200 shares of Goldman, Sachs & Co., the parent company of a sub-adviser to one of the Series of the Trust, during a portion of December 2002. Mr. Vincent no longer has beneficial ownership of those shares.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Items 4-8. [Reserved]

Item 9. Controls and Procedures.

(a) Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as a part of EX-99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The GCG Trust
             -----------------------------------------------

By    /s/ Mary Bea Wilkinson
  --------------------------------------
      Mary Bea Wilkinson
      President

Date  March 7, 2003
    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Mary Bea Wilkinson
   -------------------------------------------
      Mary Bea Wilkinson
      President

Date  March 7, 2003
    ------------------------------------------

By    /s/ Christopher Smythe
  --------------------------------------------
      Christopher Smythe
      Treasurer

Date  March 7, 2003
     -----------------------------------------